Securities Act Registration No. 333-142494
Investment Act Registration No. 811-04473

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 11	[X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 90	[X]

AMERITAS VARIABLE SEPARATE ACCOUNT V
Registrant

AMERITAS LIFE INSURANCE CORP.
Depositor
5900 O Street
Lincoln, Nebraska 68510
402-467-1122

MORGAN B.S. LORENZEN
Second Vice President, Assistant General Counsel
Ameritas Life Insurance Corp.
5900 O Street
Lincoln, Nebraska 68510
402-467-1122

Approximate Date of Proposed Public Offering: As soon as practicable after effective date.

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b)
[X] on May 1, 2026 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on pursuant to paragraph (a)(1) of Rule 485 under the Securities Act.

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS: May 1, 2026
Overture Ovation!
Individual Flexible Premium
Variable Universal Life Insurance Policy	Ameritas Variable Separate Account V

This Policy is no longer available for sale effective December 31, 2008.

The features, benefits, and risks are applicable to existing Policy Owners.

This prospectus describes Overture Ovation! a Variable Universal Life Insurance policy (the "Policy"), especially its Separate Account. The Policy is designed to help you, the Policy Owner, provide life insurance protection while having flexibility, within limits, as to the amount and timing of premium payments, the amount of the death benefit, and how you invest your Policy Value. The value of your Policy will increase or decrease based on the investment performance of the Investment Options you choose. The amount of the death benefit can also vary as a result of investment performance.

You may allocate all or part of your Policy Value among a variety of variable Subaccount Investment Options where you have the investment risk, including possible loss of principal. (The Subaccounts are listed in APPENDIX A: PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY ("APPENDIX A") section of this prospectus.)

You may also allocate all or part of your investment to a Fixed Account fixed interest rate option where we have the investment risk and guarantee a certain return on your investment. The Fixed Account is part of our General Account and is subject to the financial strength and claims paying ability of the Company.

You may access certain documents relating to the Policy and Subaccounts electronically. Current prospectuses and reports for the Policy and Subaccounts are available on our website, and updated prospectuses are posted on or about May 1 of each year. Prospectuses may be supplemented throughout the year, and copies of all supplements are also available on our website. We post annual reports on our website shortly after March 1 each year.

We may make other documents available to you electronically through the email address that you provide to us. When electronic delivery becomes available, and upon your election to receive information online, we will notify you when a transaction pertaining to your Policy has occurred or a document impacting your Policy or the Subaccounts has been posted. In order to receive your Policy documents online you should have regular and continuous Internet access.

Please Read this Prospectus Carefully and Keep It for Future Reference.

It provides information you should consider before investing in a Policy.

Prospectuses for the portfolios that underlie the Subaccount variable Investment Options are available without charge from your sales representative or from our Service Center.

Policy guarantees, which are obligations of the General Account, are subject to the financial strength and claims paying ability of the Company.

The Securities and Exchange Commission ("SEC") does not pass upon the accuracy or adequacy of this prospectus, and has not approved or disapproved the Policy. Any representation to the contrary is a criminal offense.

Additional information about certain investment products, including variable life insurance, has been prepared by the

SEC's staff and is available at investor.gov.

This prospectus may only be used to offer the Policy where the Policy may lawfully be sold.

The Policy, and certain features described in this prospectus, may not be available in all states.

No one is authorized to give information or make any representation about the Policy that is not in this prospectus. If anyone does so, you should not rely upon it as being accurate or adequate.

NOT FDIC INSURED ■ MAY LOSE VALUE ■ NO BANK GUARANTEE
Ameritas Life Insurance Corp. (Company, we, us, our, Ameritas Life, Depositor)
Service Center, P.O. Box 81889, Lincoln, Nebraska 68501 800-745-1112 ameritas.com
Overture Ovation!	1

TABLE OF CONTENTS

Contacting Us. To have questions answered or to send additional premiums, contact your sales representative or write or call us at:

Ameritas Life Insurance Corp.,

Service Center

P.O. Box 81889

Lincoln, Nebraska 68501

OR

5900 O Street

Lincoln, Nebraska 68510

Telephone: 800-745-1112

Fax: 402-467-7335

Interfund Transfer Request Fax:

402-467-7923

ameritas.com

Email: clientservices@ameritas.com

Express mail packages should be sent to our street address, not our P.O. Box address.

Remember, the correct form of Written Notice "in good order" is important for us to accurately process your Policy elections and changes. Many service forms can be found when you access your account through our website. Or, call us at our toll-free number and we will send you the form you need and tell you the information we require.

Written Notice. To provide you with timely service, we accept some Written Notices by email and fax. However, by not requiring your original signature, there is a greater risk unauthorized persons can manipulate your signature and make changes on your Policy (including withdrawals) without your knowledge. We are entitled to act upon email and faxed signatures that reasonably appear to us to be genuine.

Make checks payable to:

"Ameritas Life Insurance Corp."

Ameritas® and the bison design are registered service marks of Ameritas Life Insurance Corp.

DEFINED TERMS	3
KEY INFORMATION	5
OVERVIEW OF THE POLICY	6
PURPOSE OF THE POLICY
PREMIUMS
POLICY FEATURES
FEE TABLE	7
PORTFOLIO COMPANY OPERATING EXPENSES
PRINCIPAL RISKS OF INVESTING IN THE POLICY	10
THE COMPANY	12
FEES AND PAYMENTS RECEIVED	12
THE SEPARATE ACCOUNT	13
PORTFOLIO COMPANIES	13
VOTING RIGHTS	14
THE FIXED ACCOUNT FIXED INTEREST RATE OPTION	14
CHARGES	15
TRANSACTION FEES
PERIODIC CHARGES OTHER THAN ANNUAL PORTFOLIO COMPANY CHARGES
COMMISSIONS PAID TO DEALERS
PORTFOLIO COMPANY CHARGES
GENERAL DESCRIPTION OF THE POLICY	18
THE PARTIES
STATE VARIATIONS
ALLOCATING PREMIUM
TELEPHONE TRANSACTIONS
TRANSFERS
THIRD-PARTY SERVICES
SYSTEMATIC TRANSFER PROGRAMS
ASSET ALLOCATION PROGRAM
GENERAL ACCOUNT
POLICY OR REGISTRANT CHANGES
DISRUPTIVE TRADING PROCEDURES
PREMIUMS	25
POLICY APPLICATION AND ISSUANCE
PREMIUM REQUIREMENTS
POLICY VALUE
POLICY CHANGES
"FREE LOOK" RIGHTS
OPTIONAL FEATURES
STANDARD DEATH BENEFITS	27
DEATH BENEFIT
NO MATURITY DATE
PAYMENT OF POLICY PROCEEDS
MISSTATEMENT OF AGE OR SEX
SUICIDE
INCONTESTABILITY
ASSIGNMENT
UNCLAIMED DEATH BENEFIT PROCEEDS
OTHER BENEFITS AVAILABLE UNDER THE POLICY	30
ADDITIONAL INFORMATION ON BENEFITS AVAILABLE UNDER THE POLICY
SURRENDERS AND WITHDRAWALS	54
FULL SURRENDER
PARTIAL WITHDRAWAL
DELAY OF PAYMENTS OR TRANSFERS
POLICY LOANS	55
LAPSE AND REINSTATEMENT	56
GUARANTEED AGAINST LAPSE – FIRST FIVE POLICY YEARS
LAPSE AND GRACE PERIOD
REINSTATEMENT
TAXES	56
LEGAL PROCEEDINGS	59
FINANCIAL STATEMENTS	59
DISTRIBUTION OF THE POLICY	59
APPENDIX A: PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY	60
ILLUSTRATIONS	63
STATEMENT OF ADDITIONAL INFORMATION; REGISTRATION STATEMENT	63
REPORTS TO YOU	63
FINRA PUBLIC DISCLOSURE PROGRAM
Overture Ovation!	2

DEFINED TERMS

Defined terms, other than "we, us, our," "you and your," are shown using initial capital letters in this prospectus.

Account Value / Accumulation Value / Policy Value means the total amount of value held in your Policy at any time. It is equal to the sum of the Subaccount Value plus the Fixed Account Value plus the Policy Loan Account Value.

Accumulation Units are an accounting unit of measure used to calculate the Policy Value allocated to Subaccounts of the Separate Account. It is similar to a share of a mutual fund. The Policy describes how Accumulation Units are calculated.

Beneficiary is the person(s) to whom the death benefit proceeds are payable upon the death of the Insured. The Beneficiary is designated by the Owner in the application. If changed, the Beneficiary is as shown in the latest change filed and recorded with us. If no Beneficiary survives the Insured, the Owner or the Owner's estate will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee.

Business Day is each day that the New York Stock Exchange is open for trading.

Cash Surrender Value is the total Policy Value less outstanding Policy Loans and Policy Loan interest, less any applicable surrender charge, and less any due but unpaid Policy charges.

Company, We, Us, Our, Ameritas Life, Depositor – Ameritas Life Insurance Corp.

Corridor Percentage is the number, or fractional number, multiplied by the Account Value to determine the minimum death benefit required to maintain the Policy’s status as life insurance under Section 7702 of the Internal Revenue Code. These factors are shown on the Policy Schedule.

Fixed Account is an account that credits a fixed rate of interest guaranteed by us and is not affected by the experience of the variable Investment Options of the Separate Account. The Fixed Account is part of our General Account.

General Account is an account in which the assets of Ameritas Life Insurance Corp., are held, other than those allocated to the Separate Account or any other separate account.

Guaranteed Death Benefit is the initial Specified Amount of insurance guaranteed for the first five Policy Years so long as Minimum Premium is paid, and any other longer period provided by an optional Guaranteed Death Benefit Rider or Lifetime Guaranteed Death Benefit Rider.

Insured means the person upon whose life this Policy is issued. This individual's personal information determines the cost of the life insurance coverage. The Owner also may be the Insured.

Investment Options means collectively the Subaccounts and the Fixed Account. You may allocate Net Premiums and reallocate Account Value among the Investment Options.

Issue Age means the Insured’s age as of the birthday nearest to the Policy Date. With respect to any increase in Specified Amount, Issue Age means the Insured’s age as of the birthday nearest to the date of the increase.

Issue Date means the date on which the suicide and incontestability periods begin. If we have received the initial premium from you, the Issue Date will also be the date when you have life insurance coverage with us. If we have not received the initial premium from you, you WILL NOT have coverage until the date on which we receive the initial premium from you.

Lien Balance means the sum of all unpaid Policy liens and accrued interest on Policy liens.

Loan Account is an account we maintain for your Policy if you have a Policy Loan outstanding. The Loan Account is credited with interest and is not affected by the experience of the variable Investment Options of the Separate Account. The Loan Account is part of our General Account.

Net Amount at Risk means the death benefit on the Policy Month date, discounted at the guaranteed rate of interest for the Fixed Account for one month, minus the Policy Value on the Policy Month date after all monthly deductions except the cost of insurance charge.

Owner (also referred to as Policy Owner), You, Your is you -- the person(s) or legal entity who may exercise all rights and privileges under the Policy. If there are joint Owners, the signatures of both Owners are needed to exercise rights under the Policy. If the Policy has been absolutely assigned, the assignee is the Owner. A collateral assignee is not the Owner.

Policy Date is the effective date for Policy coverage. It is usually, but need not be, the same as the date the Policy is issued.

Policy Loan means a loan secured by the Cash Surrender Value of your Policy. The outstanding Policy Loan will accrue interest.

Policy Loan Balance/Policy Debt means the sum of all unpaid Policy Loans and accrued interest on Policy Loans.

Policy Year/Month/Anniversary are measured from respective anniversary dates of the Policy Date of your Policy.

Overture Ovation!	3

Premium

▪	Guaranteed Death Benefit Premium is the amount of premium which, if paid in advance, will keep your Policy in force during any Guaranteed Death Benefit period so long as other Policy provisions are met, even if the Cash Surrender Value is zero or less.
▪	Minimum Premium is the amount of premium, listed on your Policy Specifications Page, which, if paid monthly in advance, will keep your Policy in force for the first five Policy Years, even if the Cash Surrender Value is zero or less.
▪	Planned Periodic Premium is a schedule of equal premiums payable at fixed intervals chosen by you, the Owner. You need not follow this schedule, nor will following it ensure that the Policy will remain in force unless the payments meet the requirements of the Minimum Premium or Guaranteed Death Benefit Premium.

Pro-Rata means allocating a dollar amount among the Investment Options in proportion to the Account Value in those Investment Options.

Specified Amount means a dollar amount used to determine the death benefit of your Policy. It is shown on the Policy schedule. You may increase or decrease it as provided in your Policy.

Subaccount is a variable Investment Option division within the Separate Account for which Accumulation Units are separately maintained. Each Subaccount corresponds to a single, underlying, non-publicly traded portfolio issued through a series fund.

Valuation Period is the period commencing at the close of business of the New York Stock Exchange on each Business Day and ending at the close of business on the next succeeding Business Day.

Written Notice or Request means Written Notice, signed by you, in good order, on a form approved by or acceptable to us, that gives us the information we require and is received at Ameritas Life, Service Center, P.O. Box 81889, Lincoln, NE 68501 (or 5900 O Street, Lincoln, NE 68510), by email or faxing 402-467-7335. Call us if you have questions about what form or information is required. When notice is permitted and sent to us by email or fax, we have the right to implement the request if the copied or faxed signature appears to be a copy of your genuine original signature.

Overture Ovation!	4

KEY INFORMATION

Important Information You Should Consider About the Policy

	Fees and Expenses			Location in Prospectus
Charges for Early Withdrawals

If you withdraw money from the Policy within 14 years from your initial Policy Date or the date of any increase in Specified Amount, you will be assessed a surrender charge. The maximum surrender charge for the initial Specified Amount is based on the Policy Year of surrender. For any increase in Specified Amount, a surrender charge based on the increase will be imposed in addition to the surrender charges prior to the increase. The maximum surrender charge is 4.8% per $1,000 of Specified Amount. The longest Surrender Charge period is 14 years from Policy Issue Date or the date of any increase in Specified Amount.

The maximum surrender charge is $48.00 per $1,000 of specified face amount. For example, the maximum surrender charge during the first year after issue (or a Specified Amount increase), assuming an initial face amount (or subsequent specified face amount increase) of $100,000, is $4,800.00.

The Partial Withdrawal Charge (lesser of % of withdrawal amount or dollar amount) is 2% or $25 (current) or 2% or $50 (maximum).

FEE TABLE CHARGES PRINCIPAL RISKS OF INVESTING IN THE POLICY SURRENDERS AND WITHDRAWALS
Transaction Charges

In addition to surrender charges, you may be charged for other transactions (such as when you make a premium payment (Maximum Sales Charge Imposed On Premiums (Loads)), transfer Policy Value between Investment Options (Transfer Fee), or request an illustration (Illustration Fee)).

You will be charged a $14 fee for a wire transfer, if you request one. The fee is deducted from the gross amount of the Policy Loan, partial withdrawal, or surrender.

FEE TABLE CHARGES
Ongoing Fees and Expenses (annual charges)

In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy and the cost of optional benefits available under the Policy, and that such fees and expenses are set based on characteristics of the insured (e.g., age, sex, and rating classification). There is also a monthly administration fee and a monthly specified amount charge. Please refer to your Policy Specification Page for rates and the specific fees applicable to your Policy.

You will also bear expenses associated with the Investment Options as shown below.

FEE TABLE CHARGES
	Annual Fee	Minimum	Maximum
	Investment Options (Portfolio Company fees and expenses) *	0.25%	1.80%
	*	Before any Waivers and Reductions.
Risks
Risk of Loss	You can lose money by investing in this Policy, including loss of your premiums (principal).			Cover Page PRINCIPAL RISKS OF INVESTING IN THE POLICY
Not a Short-Term Investment

The Policy is designed to provide lifetime insurance protection. It is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Policy will usually be unsuitable for short-term savings or short-term life insurance needs. This Policy is not considered a short-term investment because of the 14-year surrender charge period and the possibility for a tax penalty at the time of surrender. Because of the long-term nature of the Policy, you should consider whether purchasing the Policy is consistent with the purpose for which it is being considered.

PRINCIPAL RISKS OF INVESTING IN THE POLICY
Risks Associated with Investment Options

An investment in the Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options available under the Policy. Each Investment Option (including the Fixed Account) will have its own unique risks. You should review these Investment Options before making an investment decision. The Fixed Account is subject to the financial strength and claims paying ability of the Company.

PRINCIPAL RISKS OF INVESTING IN THE POLICY THE SEPARATE ACCOUNT PORTFOLIO COMPANIES APPENDIX A
Insurance Company Risks

An investment in the Policy is subject to the risks related to the Company including that any obligations (including under the Fixed Account Investment Option), guarantees, or benefits are subject to the claims-paying ability of the Company. Additional information about the Company, including its financial strength ratings, is available on its website, ameritas.com/about/financial-strength, or is available upon request by contacting our Service Center at 800-745-1112.

Cover Page GENERAL DESCRIPTION OF THE POLICY
Policy Lapse

Your Policy will lapse if there are insufficient premium payments, poor investment performance, withdrawals, unpaid Policy Loans or Policy Loan interest. There is a cost associated with and limitations on, reinstating a lapsed Policy. Death benefits will not be paid if the Policy has lapsed.

PRINCIPAL RISKS OF INVESTING IN THE POLICY LAPSE AND REINSTATEMENT

Overture Ovation!	5

	Restrictions	Location in Prospectus
Investments

In addition to the right of each portfolio company to impose restrictions on excessive trading, we reserve the right to reject or restrict, in our sole discretion, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions. We further reserve the right to impose restrictions on transfers we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interest of other Policy Owners.

Transfers must be at least $250, or the entire Subaccount or Fixed Account if less. The first 15 transfers each Policy Year are free. Thereafter, we charge $10 for each transfer.

A transfer from the Fixed Account (except made pursuant to a systematic transfer program) may be made only once each Policy Year; may be delayed up to six months and is limited during any Policy Year to the greater of 25% of the Fixed Account Value on the date of the transfer during that Policy Year, the greatest amount of any non-systematic transfer out of the Fixed Account during the previous 13 months; or $1,000.

Ameritas Life reserves the right to remove or substitute portfolio companies as Investment Options that are available under the Policy.

CHARGES GENERAL DESCRIPTION OF THE POLICY APPENDIX A
Optional Benefits	Some optional benefits were available to be elected at Policy issue only. Optional benefit riders to the Policy may have separate incontestability provisions. Withdrawals reduce the Account Value and in some cases the Specified Amount which may reduce some of the benefits available under riders where the rider benefit is based on the Specified Amount of the base Policy, and make it potentially more likely the entire Policy, including the rider, would lapse.	Cover Page OVERVIEW OF THE POLICY GENERAL DESCRIPTION OF THE POLICY THE SEPARATE ACCOUNT OTHER BENEFITS AVAILABLE UNDER THE POLICY
Taxes
Tax Implications

You should consult with a tax professional to determine the tax implications of an investment in and payments received under this Policy.

There is no additional tax benefit if you purchase the Policy through a tax-qualified plan or individual retirement account (IRA).

Unpaid Policy Loans, partial withdrawals and surrenders may be subject to ordinary income tax and tax penalties.

TAXES
Conflicts of Interest
Investment Professional Compensation

Your representative may receive compensation for selling this Policy to you, both in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This conflict of interest may influence your representative to recommend this Policy over another investment for which the representative is not compensated or compensated less.

CHARGES DISTRIBUTION OF THE POLICY
Exchanges

Some representatives may have financial incentive to offer you a new Policy in place of the one you already own. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new Policy rather than to continue to own your existing Policy.

PRINCIPAL RISKS OF INVESTING IN THE POLICY PREMIUM

OVERVIEW OF THE POLICY

purpose of the Policy

The OVERTURE OVATION! Policy is flexible premium variable universal life insurance. The Policy is designed to provide lifetime insurance coverage on the Insured(s) named in the Policy, as well as maximum flexibility in connection with premium payments and death benefits. The Policy pays death benefit proceeds to the Policy Beneficiary upon the Insured's death or pays a Cash Surrender Value to you if you surrender the Policy. This flexibility allows you to provide for changing insurance needs within the confines of a single insurance Policy. This Policy is no longer available for sale.

Some Policy forms, features and/or riders described in this prospectus may be subject to state variations or may not be available in all states. See the STATE VARIATIONS section.

Premiums

You have flexibility under the Policy. Within certain limits, you can vary the amount and timing of premium payments, change the death benefit, and transfer amounts among the Investment Options. We reserve the right to limit the amount and frequency of premium payments. We will not accept that portion of a premium payment which affects the tax qualifications of this Policy as described in Section 7702 of the Internal Revenue Code, as amended. This excess amount will be returned to you. Payment of insufficient premiums may result in a lapse of the Policy.

You may allocate all or a part of your premiums among the Separate Account Subaccount variable Investment Options or the Fixed Account fixed interest rate option. Subaccount variable Investment Options are in turn invested in corresponding underlying portfolio companies. Fixed Account allocations are invested in our General Account and we guarantee a fixed rate of interest. More information regarding the Fixed Account can be found in section THE FIXED ACCOUNT FIXED INTEREST RATE OPTION. More detail concerning each portfolio company can be found in APPENDIX A.

Overture Ovation!	6

POLICY FEATURES

Death Benefit

Your Policy Value and death benefit will go up or down as a result of the investment experience of your Policy. You may choose from two types of death benefit options. You may change from one death benefit type to another, subject to limitations, and charges may apply. The amount we pay depends on whether you have chosen death benefit Option A or death benefit Option B:

•	Option A: The death benefit is the greater of the Policy's Specified Amount or the Policy Value multiplied by the Corridor Percentage on the date of the Insured's death. The amount of this death benefit does not change over time, unless the death benefit is being driven by the Corridor Percentage or you take any action that changes the Policy's Specified Amount.
•	Option B: The Specified Amount plus the Policy Value on the date of the Insured's death. Under this option, the amount of death benefit generally changes from day to day, because many factors (including portfolio investment performance, charges and expenses, premium payments and withdrawals) affect your Policy Value.

If you meet certain premium requirements, we will guarantee a death benefit for a certain period even if your Policy's Cash Surrender Value falls to zero.

Death benefit proceeds are reduced by any Policy Loan Balance, Lien Balance and any monthly deductions due but unpaid at death.

Surrenders and Withdrawals

You can surrender the Policy in full at any time for its Cash Surrender Value, or, within limits, withdraw part of the Policy Value. Applicable charges are shown in the FEE TABLE. Restrictions include that we may defer payments from the Fixed Account for up to six months.

Policy Loans

You may borrow a limited amount of Policy Value. Each Policy Loan must be at least $200. Interest accrues on outstanding Policy Loan amounts. The maximum available Policy Loan amount is equal to the Cash Surrender Value at the time of the Policy Loan less the monthly deductions remaining for the balance of the Policy Year, less interest on the Policy Debt including the requested Policy Loan to the next Policy Anniversary date. There are two types of Policy Loans. Regular Policy Loans are Policy Loans made during the first five Policy Years. Reduced Policy Loans are Policy Loans made after the fifth Policy Year. Reduced Policy Loans may be available at a lower interest rate for a portion of your Policy Loan Balance.

Optional Features

The Policy offers additional insurance coverage and other benefits through optional features. Certain riders have costs associated with them. More detail concerning fees can be found in the FEE TABLE.

FEE table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy Specifications Page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Policy, pay a premium, surrender or make withdrawals from the Policy, or transfer cash value between Investment Options.

TRANSACTION FEES
Charge	When Charge Is Deducted	Amount Deducted
MAXIMUM SALES CHARGE IMPOSED ON PREMIUMS (Load)*	When each premium is paid.	5%
PREMIUM TAXES**	Not taken as a separate deduction	None
MAXIMUM DEFERRED SALES CHARGE (Load)	Upon a full Surrender during the first 14 Policy years or in the 14 Policy years	Per $1,000 of Specified Amount of insurance coverage. Fee declines each year.
	following an increase in Specified	Varies (1)
	Amount of insurance.	Policy Year 2:
		Maximum	$48.00
		Charge for a Representative Insured (2)	$15.47
OTHER SURRENDER FEES:
Partial Withdrawal Charge	Upon each withdrawal.	Lesser of % of withdrawal amount or dollar amount.	Lesser of 2% or $50
Wire Transfer Fee (per wire)	As requested by Policy Owner		$14
TRANSFER FEES	First 15 transfers per year;		$0
	Each additional transfer.		$10
ILLUSTRATION FEE	First illustration request per year		$0
	Each additional illustration request.		$50

*	This premium charge is deducted from each premium payment as it is processed (except if it is a premium that is transferred from another Company policy). Premium taxes are paid from this charge.
**	Premium Taxes are paid by the Company from the Maximum Sales Charge Imposed On Premiums (Load). See CHARGES section for more information.
(1)	Varies in amount and duration by Insured's sex, Issue Age (or attained age at the time of any increase), risk class and the amount of time you have had in your Policy. Taxes and penalties may also apply. Ask for a Policy illustration or see your Policy for these charges applicable to you.
(2)	Assumes a male, age 45 at Policy issue and in our best risk class. Fee declines to $1.29 per $1,000 in 14th Year and zero thereafter. This charge may not be representative of the charge that a particular investor will pay.
Overture Ovation!	7

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, to equal the annualized charges shown, not including Subaccount portfolio company operating fees and expenses.

PERIODIC CHARGES OTHER THAN ANNUAL PORTFOLIO COMPANY CHARGES
Charge	When Charge Is Deducted	Amount Deducted *
BASE POLICY CHARGE:
Cost of Insurance *:	Monthly	Rate is per $1,000 of the amount of insurance
		coverage at risk.
		Varies (1)
		Minimum Charge	$0.06
		Maximum Charge	$83.33
		Charge for a Representative Investor (2,3)	$0.28
Annual Maintenance Fee	None	None
Mortality and Expense Risk Fees	Daily	For mortality and expense risk equal to % shown. (4)

		Policy Years 1-15	0.0024590%
		Policy Years 16+	0.0024590%
Administrative Expenses	Monthly	Per Policy Expense Charge	$9.00
Monthly Specified Amount Charge	Monthly, for first 20 Policy Years only.	Administrative Charge Per $1,000 of Specified
		Amount. * (Rate is per $1,000 of initial Specified
		Amount of insurance coverage.) Guaranteed fee
		remains level for 20 Policy Years.
		Varies (5)
		Maximum	$3.26
		Charge for Representative Insured (2)	$0.18

	Monthly, for first 20 Policy Years after	Administrative Charge Per $1,000 of Increase in
	the increase only.	Specified Amount. * (Rate is per $1,000 of increase
		in Specified Amount of insurance coverage.)
		Guaranteed fee remains level for 20 Policy Years
		after the increase.
		Varies (6)
		Maximum	$3.26
		Charge for Representative Insured (2)	$0.22
Accelerated Benefit for	When Benefit Exercised (9)		$50
Terminal Illness Rider
Paid-Up Life Insurance Benefit	When Benefit Exercised (9)	Calculated as a percentage times the
		Policy Value	3.5%
Policy Loans	Annually	Policy Loan interest rate is deducted upon each Policy Anniversary. (7)

		Regular Policy Loan interest rate during first 5 Policy years (8)
		Current	2.0%
		Maximum	2.5%

		Reduced Policy Loan interest rate is available only after the 5th Policy Year (8)
		Current	0.0%
		Maximum	0.5%
OPTIONAL BENEFIT CHARGES:
Lifetime Guaranteed Death Benefit *	Monthly	Charge for Representative Insured (2)	$0.01
No longer available for issue beginning		Rate is per $1,000 of coverage.
May 1, 2007.

Legacy Asset Rider	Monthly	Rate is per $1,000 Rider Net Amount at Risk.
No longer available for issue beginning		Varies (1)
May 1, 2007.		Charge for Representative Insured (2)	$0.11

Asset Protection Rider	Monthly	Calculated as a percentage times
		the guarantee balance.	0.60% (10)

Asset Protection Plus Rider	Monthly	Calculated as a percentage times
		the guarantee balance.	1.20% (10)

Waiver of Monthly Deductions on	Monthly	Rate is a percentage of the total monthly deduction
Disability		not including this rider.
		Varies (1)
		Maximum	53.68%
		Charge for Representative Insured (2,3)	7.94%

Payor Waiver of Monthly Deductions	Monthly	Rate is a percentage of the total monthly deduction
on Disability Rider		not including this rider.
No longer available for issue beginning		Varies (1)
May 1, 2007.		Maximum	53.68%
		Charge for Representative Insured (11)	6.18%

Overture Ovation!	8

Charge	When Charge Is Deducted	Amount Deducted *
Disability Benefit Rider *	Monthly	Rate is per $100 of the annual benefit.
		Varies (12)
		Maximum	$1.79
		Charge for Representative Insured (2,3)	$0.42

Payor Disability Benefit Rider	Monthly	Rate is per $100 of the annual benefit.
No longer available for issue beginning		Maximum	$0.72
May 1, 2007.		Charge for Representative Insured (11)	$0.35

Accidental Death Benefit Rider	Monthly	Rate is per $1,000 of the rider benefit.
No longer available for issue beginning		Maximum	$0.20
May 1, 2007.		Charge for Representative Insured (2)	$0.07

Children's Protection Rider *	Monthly	Flat annual rate per rider.	$4.33

Guaranteed Insurability Rider *	Monthly	Rate is per $1,000 of the rider benefit.
		Varies (13)
		Maximum	$0.16
		Charge for Representative Insured (11)	$0.08

Term Coverage Rider *	Monthly	Rate is per $1,000 of the rider benefit.
		Varies (1)
		Maximum	$83.33
		Charge for Representative Insured (2,3)	$0.35

Term Rider for Covered Insured *	Monthly	Rate is per $1,000 of the rider benefit.
		Varies (1)
		Maximum	$83.33
		Charge for Representative Insured (2,3)	$0.29

*	Several of the charges vary based on individual characteristics. The cost shown for these charges may not be representative of the charge you will pay. Ask for a Policy illustration or see your Policy for the charge applicable to you.

Periodic Charges Table Footnotes:

(1)	Rate varies by Insured's sex, risk class and attained age.
(2)	"Charge for Representative Insured" charges assume an Insured who is male, best risk class, age 45 when Policy is issued or rider is added to the Policy and a current Specified Amount of $250,000. This charge may not be representative of the charge that a particular investor will pay.
(3)	"Charge for Representative Insured" charges assume Policy is in its first Policy Year. This charge may not be representative of the charge that a particular investor will pay.
(4)	The annual maximum charge is 0.90%.
(5)	Rate varies by Insured's sex, Issue Age, risk class and initial Specified Amount.
(6)	Rate varies by Insured's sex, age and risk class at the time of the increase and initial Specified Amount. Example charges assume increase occurs after five Policy Years.
(7)	If there is no Policy Loan on the Policy, there is no Policy Loan interest charged. Net interest rate varies based on whether the Policy is in the first 5 Policy Years or after the first 5 Policy Years. There are two types of Policy Loans. Regular Policy Loans are Policy Loans made during the first five Policy Years. Reduced Policy Loans are Policy Loans made after the fifth Policy Year. Reduced Policy Loans may be available at a lower interest rate for a portion of your Policy Loan Balance.
(8)	Interest rates charged on amounts borrowed from the Policy, net of 1.0% guaranteed annual credited interest rate or 3.0% current annual credited interest rate.
(9)	This is standard to the Policy. The fee is charged when the benefit is exercised.
(10)	"Guarantee Balance" is equal to Policy Value on the date the rider is issued, reset, or renewed, plus subsequent net premiums and minus subsequent Policy charges and an adjustment for withdrawals, subject to certain restrictions as described in the Policy Values provision of this prospectus. For more information about the Rider charge, read the Policy Value provision.
(11)	"Charge for Representative Insured" charges assume an Insured who is male, age 10 at the time the rider is added to the Policy. This charge may not be representative of the charge that a particular investor will pay.
(12)	Rate varies by Insured's sex, age and risk class at the time the rider is added to the Policy.
(13)	Rate varies by Insured's sex and Issue Age at the time the rider is added to the Policy.

We currently do not assess a separate charge against our Separate Account or Fixed Account for any income taxes. We may, however, make such a charge in the future if income or gains within the Separate Account will incur any income tax liability, or if tax treatment of our Company changes.

PORTFOLIO COMPANY OPERATING EXPENSES (for the year ended December 31, 2025, unless noted)

These fees and expenses are deducted from the assets of the portfolio company's and may vary from year to year. They are not fixed and are not part of the terms of your Policy. The next table shows the minimum and maximum total operating expenses charged by the portfolio companies, before any waivers or reductions, that you may pay periodically during the time that you own the Policy. Actual fees and expenses for the underlying portfolios vary daily, so expenses for any given day may be greater or less than listed. A complete list of portfolio companies available under the Policy, including their annual expenses, may be found at the back of this document.

Annual Portfolio Company Expenses	Minimum	Maximum
Expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service (12b-1) fees, and other expenses. *	0.25%	1.80%

*	Before any waivers and reductions.
Overture Ovation!	9

principal risks of investing in the Policy

Not a Short-Term Investment

The Policy is unsuitable for short-term savings or short-term life insurance needs and is subject to investment risk, including the loss of principal. This Policy is not considered a short-term investment because of the 14-year surrender charge and the possibility of a tax penalty at the time of surrender. You should evaluate the Policy's long-term investment potential and risks before purchasing a Policy. You should purchase a Policy only if you have the financial capability and the intent to keep the Policy in force for a substantial period of time.

Portfolio Company Risk of Loss

Your Account Value will fluctuate with the performance of the Investment Options you choose. You assume the risk that your Account Value may decline or not perform to your expectations. Each underlying portfolio has various investment risks and some have greater risks than others. If you are also invested in the Fixed Account interest rates may also vary or not perform to your expectations.

There is no assurance that any underlying portfolio will meet its objectives. Prospectuses for Investment Options are available at our website, ameritas.com/investments/fund-prospectuses or by calling 800-745-1112.

Fixed Account Risks

The Fixed Account is part of the General Account of Ameritas Life Insurance Corp. The obligations of the General Account including any interest credited to the Fixed Account and any guaranteed benefits we may provide under the Policy that exceed the value of the amounts held in the Separate Account, are subject to the claims of our creditors, the financial strength and the claims paying ability of the Company. The General Account is not a bank account and it is not insured by the FDIC or any other government agency.

Insurance Company Risks

Ameritas Life has sole legal responsibility to pay amounts that are owed under the Policy. You should look to the financial strength of Ameritas Life for its claims-paying ability. We are also exposed to risks related to natural and human-made disasters or other events, including (but not limited to) earthquakes, fires, floods, storms, epidemics and pandemics (such as COVID-19), terrorists acts, civil unrest, malicious acts and/or other events that could adversely affect our ability to conduct business. The risks from such events are common to all insurers. To mitigate such risks, we have business continuity plans in place that include remote workforces, remote system and telecommunication accessibility, and other plans to ensure availability of critical resources and business continuity during an event. Such events can also have an adverse impact on financial markets, U.S. and global economies, service providers, and Fund performance for the portfolios available through your Policy. There can be no assurance that we, the Funds, or our service providers will avoid such adverse impacts due to such event and some events may be beyond control and cannot be fully mitigated or foreseen.

Surrender Risks

The Policy is designed to provide lifetime insurance protection. Upon a full surrender from your Policy, we deduct a Surrender Charge from the total Policy Value. Generally, the Surrender Charge is higher the older you are when the Policy is issued or there is an increase in Specified Amount. The longest Surrender Charge period is 14 years from Policy Issue Date or the date of any increase in Specified Amount. Depending on the Account Value at the time you are considering Surrender, there may be little or no Cash Surrender Value payable to you. Surrender of a Policy while a Policy Loan is outstanding could result in significant tax consequences. A surrender before age 59 ½ may also result in tax penalties. Following a full surrender, all your rights in the Policy end, and the Policy may not be reinstated.

Partial Withdrawal Risks

Upon a partial withdrawal from your Policy, we will deduct a Partial Withdrawal Charge. This fee will be deducted from the Investment Options and in the same allocation as your partial withdrawal allocation instruction; if that is not possible (due to insufficient value in one of the Investment Options you elect) or you have not given such instructions, we will deduct this fee on a Pro-Rata basis from balances in all Subaccounts and the Fixed Account. Partial withdrawals may reduce the amount of the death benefit. In some cases, such as when the Policy's death benefit is driven by the Corridor Percentage the death benefit may be reduced by more than the amount of the partial withdrawal. Taxes and tax penalties may apply.

Lapse Risks

If the Cash Surrender Value is not sufficient to pay charges when due, your Policy can terminate, or "lapse." This can happen if you have not paid enough premiums or if the Investment Options you selected experienced poor performance or because of a combination of both factors. This can happen even if you pay the Planned Periodic Premiums. You will be given a "grace period" within which to make additional premium payments to keep the Policy from lapsing. You will have a 61-day "grace period" to make a premium payment to continue your Policy. If your Policy lapses, your insurance coverage will terminate; you may be given the opportunity to reinstate the Policy by making the required premium payments and satisfying certain other conditions.

Since partial withdrawals reduce your Account Value, partial withdrawals increase the risk of lapse. Taking a Policy Loan also increases the risk of lapse.

If the Policy lapses because a grace period ended without a sufficient payment being made, you may reinstate it within three years of the date of lapse, so long as the requirements of reinstatement are met, including evidence of insurability. For more information see REINSTATEMENT under LAPSE AND REINSTATEMENT.

Overture Ovation!	10

Death Benefit Risks

Death benefit proceeds are reduced by any Policy Loan Balance, Lien Balance, and any Monthly Deductions due but unpaid at death. Depending upon your choice of death benefit option, adverse performance of the Investment Options you choose may decrease your Policy's Death benefit. In some cases, such as when the Policy's death benefit is driven by the Corridor Percentage, the death benefit may be reduced by more than the amount of the partial withdrawal.

Policy Loan Risks

A Policy Loan, whether or not repaid, will affect the Cash Surrender Value of your Policy over time. We will transfer all Policy Loan amounts from the Subaccounts and the Fixed Account to a Loan Account. The Loan Account does not participate in the investment experience of the Investment Options or receive any higher current interest rate credited to the Fixed Account.

The larger a Policy Loan Balance becomes relative to the Policy's Cash Surrender Value, the greater the risk that the Policy's Cash Surrender Value will not be sufficient to support the Policy's charges and expenses, including any Policy Loan interest due, and the greater the risk of the Policy lapsing. Any Policy Loan interest payable on a Policy Anniversary that you do not pay will become part of the outstanding Policy Loan principal and will also accrue interest.

Further, the death benefit is reduced by the amount of any outstanding Policy Loan and accrued Policy Loan interest.

Your Policy may lapse if your outstanding Policy Loan and accrued Policy Loan interest reduce the Cash Surrender Value to zero. There is a tax risk associated with outstanding debt. If you surrender your Policy or your Policy lapses while there is an outstanding Policy Loan, there will generally be Federal income tax payable on the amount by which Policy Loans and partial withdrawals exceed the premiums paid. Since Policy Loans reduce your Policy’s Account Value, any remaining Account Value may be insufficient to pay the income tax due and may cause the need for additional premium to keep your Policy in force.

Limitations on Access to Cash Value

We limit Policy Loans to amounts not less than $200 and partial withdrawals to amounts not less than $500, and require you to have not less than $1,000 in remaining Cash Surrender Value or an amount to maintain the Policy in force for the next 12 months following the partial withdrawal and provided your Specified Amount of coverage meets required levels. Policy Loans may only be taken if your Cash Surrender Value, less monthly deductions, is sufficient to keep your Policy in force for the rest of the Policy Year. We may defer making a Policy Loan for up to six months unless the loan is to pay premiums to us. We can postpone payments or any transfers out of a Subaccount if (i) the New York Stock Exchange (NYSE) is closed for other than customary weekend and holiday closings; (ii) trading on the NYSE is restricted; (iii) an emergency exists as determined by the SEC; or (iv) the SEC permits delay for the protection of security holders. We may defer payments of a full or partial surrender from the Fixed Account for up to six months from the date we received your Written Notice requesting the surrender and receive approval from the department of insurance of the State where the Policy is delivered. The applicable rules of the SEC will govern as to whether the conditions in (iii) or (iv) exist.

Transfer Risks

There is a risk that you will not be able to transfer your Account Value from one Investment Option to another because of limits on the dollar amount or frequency of transfers you can make which the portfolio companies impose. We are required to restrict or prohibit transfer by Policy Owners identified as having engaged in transactions that violate fund trading policies. You should read each portfolio company's prospectus for further details. Limitations on transfers out of the Fixed Account are more restrictive than those that apply to transfers out of the Subaccounts.

To discourage disruptive frequent trading activity, we impose restrictions on transfers (See the Disruptive Trading Procedures section) and reserve the right to change, suspend or terminate telephone, fax and Internet transaction privileges (See the Transfers section). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain Subaccounts. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

Potential for Increased Charges

The actual charges deducted are current charges on your Policy. However, we have the right to increase those charges at any time up to the guaranteed maximum charges as stated in your Policy.

Market Timing Risks

Investments in variable life insurance products can be a prime target for abusive transfer activity because these products value their Subaccounts on a daily basis and allow transfers among Subaccounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Subaccounts in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a Subaccount can be harmed by frequent transfer activity since such activity may expose the Investment Option's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies, both of which may result in dilution with respect to interests held for long-term investment.

Overture Ovation!	11

Tax Risks

We believe the Policy qualifies as a life insurance contract for Federal tax purposes; so that death benefits for individually owned life insurance generally are not subject to income tax, and you should not be considered in constructive receipt of the Cash Surrender Value, including any increases in Cash Surrender Value, unless and until it is distributed from the Policy. Other federal and state taxes may apply. In general, you will be taxed on the amount of a distribution if it exceeds the investment in the Policy (premiums paid). Any taxable distributions are treated as ordinary income (rather than as capital gains) for tax purposes.

In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code (the "Code"), your Policy must comply with certain requirements of the Code. We will monitor your Policy for compliance with these requirements, but a Policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your Policy for the period of disqualification and all subsequent periods. Tax consequences of ownership or receipt of Policy proceeds under federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each Owner or Beneficiary. There can also be unfavorable tax consequences on such things as the change of Policy ownership or assignment of ownership interests. Limits on premium payments and Treasury Department rules could also impact whether the Policy will qualify for the benefits extended to life insurance under the Code. There is no certainty that the expected benefits of life insurance, relative to other financial or investment products, will always continue to exist. We reserve the right to make such changes in the Policy as we deem necessary to assure it qualifies as a life insurance contract under the Code and continues to provide the tax benefits of such qualification.

Buying a Policy might not be advisable if it is just replacing existing life insurance. You may wish to consult with your financial or insurance professional.

Cybersecurity Risk

We are at risk for cyber security failures or breaches of our information and processing systems and the systems of our business partners that could have negative impacts on you. These impacts include, but are not limited to, potential financial losses under your Policy, your inability to conduct transactions under your Policy, our inability to calculate your Policy’s values, and the disclosure of your personal or confidential information.

Restrictions on Financial Transactions

Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or “freeze” your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, Policy Loans or death benefits, make transfers or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

Other Matters

Pandemics and their related major public health issues have a major impact on the global economy and financial markets. Governmental and non-governmental organizations may not effectively combat the spread and severity of such a pandemic, increasing its harm to Ameritas Life. Any of these events could materially adversely affect the Company’s operations, business, financial results, or financial condition.

tHE COMPANY

The OVERTURE OVATION! Policy is offered and issued by Ameritas Life Insurance Corp. (the "Depositor"), 5900 O Street, Lincoln, Nebraska 68510.

Prior to May 1, 2007, the Policy was offered and issued by Ameritas Variable Life Insurance Company ("AVLIC"). Effective May 1, 2007, AVLIC merged into Ameritas Life, and the Separate Account (formerly named Ameritas Variable Life Insurance Company Separate Account V) was transferred from AVLIC to Ameritas Life. Policies previously issued by AVLIC are now Policies of Ameritas Life, which will service and maintain those Policies in accordance with their terms.

FEES AND PAYMENTS RECEIVED

The Company receives certain fees and payments from both the funds and the fund companies.

The Company and its affiliate, Ameritas Investment Company, LLC, receive compensation from certain underlying funds pursuant to Rule 12b-1 under the 1940 Act for performing defined services and incurring certain expenses in promoting and distributing the underlying funds. This compensation varies and is paid out of the underlying fund's assets and is as much as 0.25% of the average net assets of the underlying fund that are attributable to the variable life insurance products issued by us that offer the particular fund (the Company's variable policies). The payment of Rule 12b-1 fees by the underlying fund increases the cost of investment in the Subaccount, as the payment of Rule 12b-1 fees results in a lower net asset value per share.

Overture Ovation!	12

Information regarding investment advisory fees, expenses, and Rule 12b-1 fees are described in more detail in each fund's prospectus.

In addition, the Company receives negotiated payments from certain fund companies for providing services for the fund including, but not limited to, the maintenance of books and records, purchase and redemption orders, fund-related policy owner services, and other administrative support.

Conflicts of Interest

Certain funds in our Separate Accounts have 12b-1 fees and other negotiated payment arrangements, which create a conflict of interest for the Company. The 12b-1 fees and other negotiated payments vary by fund and fund company. When deciding to include a class of shares of a fund as an investment option under the Policy, we consider such fees and payments in addition to a number of factors including, but not limited to, the internal structure of our products as well as a fund's investment strategy, asset class, manager's reputation, and performance. Before a fund can be added to the Separate Account as an available investment option, the fund must undergo review and approval by an internal oversight committee. This committee evaluates whether a fund is an appropriate investment option within the Separate Account based on established criteria with due consideration for potential conflicts of interest, and all applicable laws, rules and regulations. Other funds (or share classes) not offered may have lower fees and better performance than the funds offered under the Policy.

THE SEPARATE ACCOUNT

The Registrant is Ameritas Variable Separate Account V (the "Separate Account"). The Separate Account is registered with the SEC as a unit investment trust. However, the SEC does not supervise the management or the investment practices or policies of the Separate Account or Depositor. Under Nebraska law, income, gains, and losses credited to or charged against, the Registrant reflect the Registrant's own investment experience and not the investment experience of the Depositor's other assets. The assets of the Separate Account may not be used to pay any liabilities of the Depositor other than those arising from the Policies. The Depositor is obligated to pay all amounts promised to investors under the Policies. Any and all distributions made by the underlying portfolios, with respect to the shares held by the Separate Account, will be reinvested in additional shares at net asset value. We are responsible to you for meeting the obligations of the Policy, but we do not guarantee the investment performance of any of the variable Investment Options' underlying portfolios. We do not make any representations about their future performance.

The Separate Account provides you with variable Investment Options in the form of underlying portfolio investments. Each underlying portfolio is an open-end investment management company. When you allocate investments to an underlying portfolio, those investments are placed in a Subaccount of the Separate Account corresponding to that portfolio, and the Subaccount in turn invests in the portfolio. The Policy Value of your Policy depends directly on the investment performance of the portfolios that you select.

portfolio companies

The Policy allows you to choose from a wide array of Investment Options – each chosen for its potential to meet specific investment objectives.

The underlying portfolios in the Separate Account are NOT publicly traded mutual funds and are NOT the same as other publicly traded mutual funds with very similar names. The portfolios are only available as separate account Investment Options in life insurance or variable annuity policies issued by insurance companies, or through participation in certain qualified pension or retirement plans.

Even if the Investment Options and policies of some underlying portfolios available under the Policy may be very similar to the investment objectives and policies of publicly traded mutual funds that may be managed by the same investment adviser, the investment performance and results of the portfolios available under the Policy may vary significantly from the investment results of such other publicly traded mutual funds.

You may allocate all or a part of your premiums among the Separate Account variable Investment Options or the Fixed Account fixed interest rate option. Allocations must be in whole percentages and total 100%.

Information regarding each Portfolio Company, including its (i) name; (ii) objective; (iii) investment adviser and any sub-investment advisers; (iv) current expenses; and (v) performance is found in APPENDIX A. Each Portfolio Company has issued a prospectus that contains more detailed information about the Portfolio Company. You may obtain paper copies of the prospectuses at no cost by calling our Service Center at 800-745-1112 or by sending an email request to alictd@ameritas.com. You may also view the prospectuses on our website at ameritas.com/investments/fund-prospectuses.

Overture Ovation!	13

The value of your Policy will increase or decrease based on the investment performance of the variable Investment Options you choose. The investment results of each variable Investment Option are likely to differ significantly and vary over time. They do not earn a fixed interest rate. Please consider carefully, and on a continuing basis, which Investment Options best suit your long-term investment objectives and risk tolerance.

You bear the risk that the variable Investment Options you select may fail to meet their objectives,

that they could decrease in value, and that you could lose principal.

Each Subaccount's underlying portfolio operates as a separate variable Investment Option, and the income or losses of one generally has no effect on the investment performance of any other. Restrictions and other material information related to an investment in the variable Investment Option are contained in the prospectuses for each of the underlying portfolios.

The portfolios are designed primarily as investments for variable annuity and variable life insurance policies issued by insurance companies. They are not publicly traded mutual funds available for direct purchase by you. There is no assurance the investment objectives will be met. An investment in money market funds is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the funds will be able to maintain a stable net asset value of $1.00 per share.

VOTING rights

As a Policy Owner, you may have voting rights in the portfolios whose shares underlie the Subaccounts in which you invest. You will receive proxy material, and have access to reports, and other materials relating to each underlying portfolio in which you have voting rights. If you send us written voting instructions, we will follow your instructions in voting the Portfolio shares attributable to your Policy. If you do not send us written instructions, we will vote those shares in the same proportions as we vote the shares for which we have received instructions from other Policy Owners. We will vote shares that the Company beneficially holds in the same proportions as we vote the shares for which we receive instructions from other Policy Owners, this is known as “proportionate voting”. As a result of proportionate voting, a small number of Policy owners could determine the outcome of a shareholder vote. The underlying portfolios may not hold routine annual shareholder meetings.

the fixed account fixed interest rate option

There is one fixed interest rate option ("Fixed Account"), where we bear the investment risk. We guarantee that you will earn a minimum interest rate that will yield at least 3.5% per year, compounded annually. We may declare a higher current interest rate. However, you bear the risk that we will not credit more interest than will yield the minimum guaranteed rate per year for the life of the Policy. The Company sets the interest rate which is not tied to a benchmark or other formula. You may obtain the current declared interest rate for the Fixed Account at no cost by calling 800-745-1112 or by sending an email request to alictd@ameritas.com.

All amounts allocated to the Fixed Account become assets of our General Account and are subject to the Company's claims paying ability. You should look solely to the financial strength of the Company for its claims-paying ability. Funds invested in the Fixed Account have not been registered and are not required to be registered under the Securities Act of 1933. The Fixed Account is not required to register as an investment company under the Investment Company Act of 1940 and is not registered as an investment company under the Investment Company Act of 1940. The Fixed Account is subject to generally applicable provisions of the Federal Securities laws regarding accuracy and completeness of disclosures.

We have sole discretion over how assets allocated to the Fixed Account are invested, and we bear the risk that those assets will perform better or worse than the amount of interest we have declared. Refer to the Policy for additional details regarding the Fixed Account.

The value of the Fixed Account, along with the value in the Separate Account variable Investment Options and the Loan Account, constitute the total Policy Value. Unlike value in the Separate Account variable Investment Options, there are no mortality and expense risk charges deducted from the Fixed Account.

Transfers and Systematic Transfer Programs may be limited to the terms defined in the TRANSFERS and SYSTEMATIC TRANSFER PROGRAMS sections under the GENERAL DESCRIPTION OF THE POLICY. Decreases in the Fixed Account Value as a result of Transfer, Systematic Transfer Programs, partial withdrawals, and Policy Loans, because they affect Policy Value, could result in reductions in the amount of benefit, or lead to lapse of the Policy and riders. Additional information regarding how the value of the Fixed Account is calculated may be found in the POLICY VALUE section under PREMIUMS.

Overture Ovation!	14

CHARGES

The following repeats and adds to information provided in the FEE TABLE section where the amount of each charge is shown. Please review both prospectus sections, and the Policy, for information on charges. For those Policies issued on a unisex basis in certain states or in certain cases, sex-distinct rates do not apply. Certain charges expressly permit you to designate the Investment Options from which the charge is to be deducted. If there are insufficient funds in such a designated Investment Option, and for all other charges deducted from total Policy Value, charges are deducted Pro-Rata from your selected Subaccount and Fixed Account Investment Options. Any current charge that is less than the applicable maximum may be increased subject to the guaranteed maximum charge.

TRANSACTION FEES

Maximum Sales Charge Imposed On Premiums (Load)

The premium charge is deducted from each premium payment as it is processed (except if it is a premium that is transferred from another Company policy). The current amount of this charge is 3.5% and the maximum charge is 5.0%. This charge is subtracted from the premium received before the funds are applied to the selected Investment Options. Premium taxes are paid by the Company from this charge. The amount added to the selected Investment Options is referred to as the Net Premium.

Premium Taxes

Premium taxes are not a separate charge to you; they are paid by the Company from the Maximum Sales Charge Imposed on Premiums (Load).

Maximum Deferred Sales Charge (Load)

Upon a full surrender from your Policy, we deduct a Maximum Deferred Sales Charge (Load) (referred to as a "Surrender Charge" in this prospectus) from the total Policy Value. The amount and duration of this charge varies by the Insured's sex, Issue Age (or attained age at the time of any increase), risk class, Specified Amount of insurance coverage, and the length of time the Policy has been in force. Generally, the Surrender Charge is higher the older you are when the Policy is issued.

Surrender charges help cover our acquisition costs associated with issuing the Policy or processing an increase should you terminate your Policy during the surrender period. The Surrender Charge duration is 14 years from the date of issue or increase. Surrender Charges apply from the Policy Issue Date as to the initial Specified Amount of insurance coverage, and from the date of any increase as to increases in the Specified Amount. Surrender Charges on increases are in addition to the Surrender Charges applicable from issue. The maximum surrender charge is $48 per $1,000 of Specified Amount. Ask for a Policy illustration or see your Policy for the charges applicable to you.  Taxes and tax penalties may apply.

The Surrender Charge deducted at the time of surrender is equal to the initial Surrender Charge at the time of issue or increase multiplied by the applicable percentage from the table below based on the number of years since issue or increase and the age at the time of issue or increase.

POLICY YEAR SINCE
ISSUE OR INCREASE	FACTOR
OF SPECIFIED AMOUNT	AGES 0 – 80	AGES 81 – 90*
1	100%	100%
2	96%	100%
3	92%	95%
4	88%	89%
5	83%	79%
6	75%	68%
7	67%	57%
8	58%	45%
9	50%	34%
10	42%	31%
11	33%	29%
12	25%	25%
13	17%	17%
14	8%	8%
15 +	0%	0%

* Will not be assessed past Attained Age 100.

Overture Ovation!	15

The following hypothetical example for a Representative Insured assumes a male, age 45 at Policy issue and in our best risk class. The Maximum Surrender Charge for this Representative Insured is $16.12. This Surrender Charge per $1,000 may not be representative of the charge that a particular Policy Owner will pay.

POLICY YEAR SINCE	MAXIMUM		SURRENDER
ISSUE FOR MALE, AGE 45,	SURRENDER	FACTOR	CHARGE
BEST RISK CLASS	CHARGE	AGES 0 – 80	PER $1,000
1	$16.12	100%	$16.12
2	$16.12	96%	$15.47
3	$16.12	92%	$14.83
4	$16.12	88%	$14.19
5	$16.12	83%	$13.38
6	$16.12	75%	$12.09
7	$16.12	67%	$10.80
8	$16.12	58%	$9.35
9	$16.12	50%	$8.06
10	$16.12	42%	$6.77
11	$16.12	33%	$5.32
12	$16.12	25%	$4.03
13	$16.12	17%	$2.74
14	$16.12	8%	$1.29
15 +	$16.12	0%	$0.00

Other Surrender Fees

Partial Withdrawal Charge

Upon a partial withdrawal from your Policy, we currently deduct a Partial Withdrawal Charge of the lesser of 2% of the withdrawal amount or $25. This fee will be deducted from the Investment Options and in the same allocation as your partial withdrawal allocation instruction; if that is not possible (due to insufficient value in one of the Investment Options you elect) or you have not given such instructions, we will deduct this fee on a Pro-Rata basis from balances in all Subaccounts and the Fixed Account. This helps cover our administrative costs for withdrawals from your Policy. Taxes and tax penalties may apply. The guaranteed maximum Partial Withdrawal Charge is the lesser of 2% of the withdrawal amount or $50 for each partial withdrawal.

Wire Transfer Fee

We charge a $14 wire transfer fee if you request a wire transfer when requesting a Policy Loan, partial withdrawal or surrender. The fee is deducted from the gross amount of the Policy Loan, partial withdrawal or surrender.

Transfer Fees

We will charge a transfer fee for any transfer in excess of 15 transfers per Policy Year. This fee may be deducted only from Policy Investment Options you designate; if that is not possible (due to insufficient value in an Investment Option you elect) or you have not provided such instructions, we will deduct this fee on a Pro-Rata basis from balances in all Subaccounts and the Fixed Account.

Illustration Fee

You may annually request, without charge, an illustration from us. Currently, there is no charge for additional illustrations. However, we reserve the right to charge the maximum fee of $50 for each additional illustration requested in the same Policy year.

PERIODIC CHARGES OTHER THAN ANNUAL PORTFOLIO COMPANY CHARGES

The following charges are deducted from Policy Value on each Policy Month date unless otherwise specified.

Base Policy Charge

Cost of Insurance Charge

The cost of insurance rate per $1,000 of Net Amount at Risk cannot exceed the guaranteed cost of insurance rate that is set forth in the Policy. The maximum cost of insurance each month can be determined by using the guaranteed cost of insurance rate in the formula for cost of insurance, below.

The cost of insurance charge is for providing insurance protection under the Policy. Because the cost of insurance charge depends upon several variables, the cost for each Policy Month can vary from month to month. The cost of insurance rate for the initial Specified Amount of insurance coverage varies by the Insured's sex, Issue Age, risk class, and the length of time the Policy has been in force. The cost of insurance rate for an increase in Specified Amount varies by the Insured's sex, age and risk class at the time of the increase, and the length of time the Policy has been in force since the increase. We may use current cost of insurance rates less than those shown in the Policy, and reserve the right to change them so long as they do not exceed the charges shown in the Policy. Changes will equally apply to similarly situated Policy owners and be based on changes in future expectations of factors such as investment earnings, mortality, persistency, and expenses. We expect a profit from this charge. Ask for a Policy illustration or see your Policy for these charges applicable to you.

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The Cost of Insurance each month equals:

▪	The Net Amount at Risk for the month; multiplied by
▪	The cost of insurance rate per $1,000 of Net Amount at Risk; divided by
▪	$1,000.

The Net Amount at Risk in any month equals:

▪	The death benefit on the Policy Month date, discounted at the guaranteed rate of interest for the Fixed Account for one month; minus
▪	The Policy Value on the Policy Month date after deducting the charge for any optional features selected and the administrative charges but not the cost of insurance charge.

Mortality And Expense Risk Fees

The Mortality and Expense Risk Fees are for the mortality risks we assume – that Insureds may live for shorter periods of time than we estimate, and also compensates us for the Policy expense risks we assume. If this charge exceeds our actual costs to cover these risks, the excess goes to our General Account. Conversely, if this charge is not enough, we bear the additional expense, not you. See the Fee Table for the maximum charge. The current annual charge is 0.70% in years 1 through 15 and 0.10% thereafter. This charge is applied daily to Separate Account assets in determining the daily Accumulation Unit value of each Subaccount. We expect a profit from this charge.

Administrative Expenses

Administrative charges partially compensate us for our costs in issuing and administering the Policy and operating the Separate Account. We do not anticipate making a profit from these charges. See the FEE TABLE for the maximum charge. The current monthly charge is $7.50.

Monthly Specified Amount Charge

For certain rate classes and Issue Ages, the maximum cost of insurance rates and other Policy charges are insufficient to cover our costs in issuing and administering the Policy, operating the Separate Account and providing the benefits under the Policy. The Specified Amount charge partially compensates us for these costs. We do anticipate making a profit from this charge. The maximum monthly Specified Amount charge, if any, is shown on your Policy schedule. This maximum charge remains level for Policy Years 1 – 20 and $0.00 for Policy Years 21 and after. Any increase in Specified Amount may result in an additional Monthly Specified Amount charge as shown on your Policy schedule.

Accelerated Benefit For Terminal Illness Rider

This rider provides as much as 50% of the death benefit, up to $250,000 when the Insured is terminally ill and is anticipated to live less than 1 year. There is no annual cost for this rider. The payment of any accelerated benefit under this rider is subject to an administrative fee not to exceed $50. For additional information on this rider, see the OPTIONAL BENEFITS UNDER THE POLICY section.

Paid-Up Life Insurance Benefit

The benefit provided by this endorsement will keep your Policy from lapsing when you have a large outstanding Policy Loan Balance. We will deduct 3.5% of the Policy Value on the date you elect this benefit. For additional information on this rider, see the OPTIONAL BENEFITS UNDER THE POLICY section.

Policy Loans

If you borrow from your Account Value, interest accrues on outstanding Policy Loan amounts. After five Policy years, a lower interest rate may be available for a portion of your Policy Loan. See the LOANS section for more information on applicable interest rates.

Optional Benefit Charges

The cost for any optional features you select (sometimes called Policy "Riders") is also deducted monthly from Policy Value. See the FEE TABLE for information about the costs of these features, and refer to OTHER BENEFITS AVAILABLE UNDER THE POLICY for descriptions of these features. Optional features may not be available in all states.

COMMISSIONS PAID TO DEALERS

During the first Policy Year, the commission may equal an amount up to 117% of the first year target premium paid plus the first year cost of any riders and 5% for premiums paid in excess of the first year target premium. For Policy Years two through seven, the commission may equal an amount up to 4% of premiums paid. Broker-dealers may also receive a service fee up to an annualized rate of 0.25% of the Accumulation Value beginning in the eighth Policy Year.

PORTFOLIO COMPANY CHARGES

Each Subaccount's underlying portfolio has investment advisory expenses. These expenses, as of the end of each portfolio's last fiscal year, are stated in this prospectus' Appendix A and described in more detail in each fund's prospectus. A portfolio's charges and expenses are not deducted from your Policy Value. Instead, they are reflected in the daily value of portfolio shares which, in turn, will affect the daily Accumulation Unit value of the Subaccounts. These charges and expenses help to pay the portfolio's investment adviser and operating expenses.

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GENERAL DESCRIPTION OF THE POLICY

THE PARTIES

Insured

The Insured is the person upon whose life this Policy is issued. This individual's personal information determines the cost of the life insurance coverage. The Owner also may be the Insured.

Owner

The Owner (also referred to as Policy Owner) is the person(s) or legal entity who may exercise all rights and privileges under the Policy. If there are joint Owners, the signatures of both Owners are needed to exercise rights under the Policy. If the Policy has been absolutely assigned, the assignee is the Owner. A collateral assignee is not the Owner.

Beneficiary

The Beneficiary is the person to whom the death benefit proceeds are payable upon the death of the Insured. You may change your Beneficiary by sending Written Notice to us, unless the named Beneficiary is irrevocable. Once we record and acknowledge the change, it is effective as of the date you signed the Written Notice. The change will not apply to any payments made or other action taken by us before recording. If the named Beneficiary is irrevocable, you may change the named Beneficiary only by Written Notice signed by both you and the Beneficiary. If more than one named Beneficiary is designated, and you fail to specify their interest, they will share equally.

If the named Beneficiary dies before you, then your estate is the Beneficiary until you name a new Beneficiary.

The interest of any Beneficiary is subject to that of any assignee.

Minor Owner or Beneficiary

Generally (and except as provided for in some states) a minor may not own the Policy solely in the minor's name and cannot receive payments directly as a Policy Beneficiary. Contrary to common belief, in most States parental status does not automatically give parents the power to provide an adequate release to us to make beneficiary payments to the parent for the minor's benefit. A minor can "own" a Policy through the trustee of a trust established for the minor's benefit, or through the minor's named and court appointed guardian, who owns the Policy in his or her capacity as trustee or guardian. Where a minor is a named Beneficiary, we are able to pay the Minor's beneficiary payments to the minor's trustee or guardian. Some States allow us to make such payments up to a limited amount directly to parents. Parents seeking to have a minor's interest made payable to them for the minor's benefit are encouraged to check with their local court to determine the process to be appointed as the minor's guardian; it is often a very simple process that can be accomplished without the assistance of an attorney. If there is no adult representative able to give us an adequate release for payment of the minor's beneficiary interest, we will retain the minor's interest on deposit until the minor attains the age of majority.

State Variations

Certain features of your Policy may be different than the features described in the prospectus if your Policy is issued in the states or district described below. Further variations may arise; the variations are subject to change without notice.

STANDARD POLICY INFORMATION
Free Look Provision:	If allowed by state law, the amount of the refund will equal the sum of all charges deducted from premiums paid, plus the net premiums allocated to the Fixed Account and to the Separate Account adjusted by investment gains and losses. Otherwise, the amount of the refund will equal the gross premiums paid.
NOTABLE STATE VARIANCES
CO	Free Look Provision: 15 day free look
CA	Special Policy Cover: Seniors Age 60 and Over with 30 day free look.
CT	Free Look Provision: The amount of the refund will equal the gross premiums paid.
FL	Grace Period: 31 day grace period
GA	Free Look Provision: The amount of the refund will equal the gross premiums paid.
ID	Free Look Provision: 20 day free look
IL	Free Look Provision: The amount of the refund will equal the gross premiums paid.
KS	Free Look Provision:
The amount of the refund will be equal to the sum of:
(1) the difference between the premiums paid, including any Policy fees or other charges and the amounts allocated to any separate accounts under the Policy; and
(2) the value of the amounts allocated to any separate accounts under the Policy on the date the returned Policy is received by us or the selling agent.
MA	Policy: Must always issue as unisex Policy. Free Look Provision: The amount of the refund will equal the gross premium paid.
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MI	Free Look Provision: The amount of the refund will equal the gross premiums paid.
MN	Free Look Provision: The Insured must return all payments made for this Policy within ten days after it receives notice of cancellation and the returned Policy.
MO	Free Look Provision: The amount of the refund will equal the gross premiums paid.
MT	Policy: Must always issue as unisex Policy.
NC	Free Look Provision: The amount of the refund will equal the gross premium paid less any withdrawals.
ND	Free Look Provision: 20 day free look
NJ	Free Look Provision: The amount of the refund will equal the sum of all charges deducted from premiums paid, plus the net premiums allocated to the Fixed Account and to the Separate Account adjusted by investment gains and losses.
OK	Free Look Provision: The amount of the refund will equal the gross premiums paid.
PA	Free Look Provision: The amount of the refund will equal the sum of all charges deducted from premiums paid, plus the net premiums allocated to the Fixed Account and to the Separate Account adjusted by investment gains and losses.
SC	Free Look Provision: 20 day free look
TX	Free Look Provision: The amount of the refund will equal the gross premiums paid.
UT	Free Look Provision: The amount of the refund will equal the gross premiums paid.
VT	Free Look Provision: The amount of the refund will equal the gross premiums paid.
WV	Free Look Provision: The amount of the refund will equal the gross premiums paid.

Allocating Premium

You may allocate your premiums among the variable Investment Options and the Fixed Account fixed interest rate option. Initial allocations in your Policy application will be used for additional premiums until you change your allocation instructions.

▪	Allocations must be in whole percentages and total 100%.
▪	You may change your allocation by sending us Written Notice or through an authorized telephone transaction or online transaction. The change will apply to premiums received on or after the date we receive your Written Notice or authorized telephone transaction.
▪	All premiums will be allocated pursuant to your instructions on record with us, except your initial premium and any additional premiums received during your Policy's "right to examine" period may be subject to special requirements.

"Right to Examine" Period Allocations

Return of Value State. In states that permit us to refund your Policy Value upon your cancellation of the Policy during the "right to examine" period, we will allocate your initial premium to your selected variable Investment Options on the date of issue of the Policy.

Return of Premium States and IRA plan Policies. In states that require us to refund at least your full premium upon your cancellation of the Policy during the "right to examine" period, we will hold the portion of your initial premium allocated to the Separate Account in the money market subaccount for 13 days. Then, we will invest your initial premium in the variable Investment Options pursuant to your application instruction. (Any additional premiums we receive during the "right to examine" period plus 3 days will be allocated in the same manner.) If, at the end of the "right to examine" period, you decide to cancel your Policy, we will refund the greater of the Policy Value or premiums paid.

Until your Policy is issued, premium payments received by us are held in our General Account and are credited with interest at a rate we determine.

TELEPHONE TRANSACTIONS

Telephone Transactions Permitted

▪	Transfers among Investment Options.
▪	Establish systematic transfer programs.
▪	Change premium allocations.

How to Authorize Telephone Transactions

▪	Upon your authorization on the Policy application or in Written Notice to us, you, your registered representative or a third person named by you may do telephone transactions on your behalf. You bear the risk of the accuracy of any designated person's instructions to us.

Telephone Transaction Rules

▪	Must be received by close of the New York Stock Exchange ("NYSE") (usually 3 p.m. Central Time); if later, the transaction will be processed the next day the NYSE is open.
▪	Calls will be recorded for your protection.
▪	For security, you or your authorized designee must provide your Social Security number and/or other identification information.
▪	May be discontinued at any time as to some or all Owners.
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We are not liable for following telephone transaction instructions we reasonably believe to be genuine.

TRANSFERS

The Policy is designed for long-term investment. Excessive transfers such as those triggered by market timing services or other large or frequent transfers could harm other Policy Owners by having a detrimental effect on investment portfolio management. In addition to the right of each Portfolio to impose redemption fees on short-term trading, we reserve the right to reject any specific premium allocation or transfer request, if in the judgment of a Subaccount portfolio fund advisor, a Subaccount portfolio would be unable to invest effectively in accordance with its investment objectives and policies, or if Policy owners would otherwise potentially be adversely affected.

We consider any transfer of money out of a Subaccount within 60 days of a purchase to be evidence of possible market timing. We will not execute such a trade until we provide the underlying portfolio’s investment advisor with information about it for an opportunity to evaluate the transfer pursuant to the investment advisor’s own standards, as stated in the Subaccount's underlying portfolio prospectus. Ultimately the portfolio's investment advisor has the authority to make the determination whether or not to accept a transfer.

Subject to restrictions during the "right to examine period," you may transfer Policy Value from one Subaccount to another, from the Separate Account to the Fixed Account, or from the Fixed Account to any Subaccount, subject to these rules:

Transfer Rules:

▪	A transfer is any single request to move assets between one or more Investment Options.
▪	We must receive notice of the transfer requested by either Written Notice, an authorized telephone transaction, or by Internet when available. Our Trading Unit fax number is 402-467-7923. Transfers will be processed on the Business Day they are received by our Trading Unit if received before close of the New York Stock Exchange (usually 3:00 p.m. Central Time). You must be available to receive a confirmation telephone call for any faxed transfer requests sent to us, or your trade may not be processed until it is confirmed.
▪	The transferred amount must be at least $250, or the entire Subaccount or Fixed Account Value if it is less. If the value remaining in a Subaccount after a transfer will be less than $250 in a Subaccount or $100 in the Fixed Account, we will include that amount as part of the transfer. Information regarding Dollar Cost Averaging, Portfolio Rebalancing, and Earnings Sweep systematic transfer programs is available under the SYSTEMATIC TRANSFER PROGRAMS section.
•	If the Dollar Cost Averaging systematic transfer program is used, then the minimum transfer amount out of a Subaccount or the Fixed Account is the lesser of $250 or the balance in the Subaccount or Fixed Account. Under this program, the maximum amount that may be transferred from the Fixed Account each month is 1/36th of the value of the Fixed Account at the time the Dollar Cost Averaging program is established. While a Dollar Cost Averaging program is in effect, elective transfers out of the Fixed Account are prohibited.
•	The Portfolio Rebalancing and Earnings Sweep systematic transfer programs have no minimum transfer amounts.
▪	The first 15 transfers each Policy Year are free. Thereafter, transfers will result in a $10 charge for each transfer. See the CHARGES section of this prospectus for information about this charge. This fee is deducted on a Pro-Rata basis from balances in all Subaccounts and the Fixed Account; it is not subtracted from the amount of the transfer. Transfers under any systematic transfer program do count toward the 15 free transfers limit.
▪	A transfer from the Fixed Account (except made pursuant to a systematic transfer program):
•	may be made only once each Policy Year;
•	may be delayed up to six months;
•	is limited during any Policy Year to the greatest of:
o	25% of the Fixed Account Value on the date of the transfer during that Policy Year;
o	the greatest amount of any similar transfer out of the Fixed Account during the previous 13 months;
o	$1,000.
▪	We reserve the right to limit transfers, or to modify transfer privileges, and we reserve the right to change the transfer rules at any time. We and the investment advisers consider market timing strategies, programmed transfers or transfers that are large in relation to the total assets of an Investment Option's underlying portfolio as disruptive. We may react to disruptive transfers by, among other things, restricting the availability of personal telephone requests, fax transmissions, automated telephone services, Internet services or any electronic transfer service. We may also refuse to act on transfer instructions of an agent acting under a power of attorney or otherwise who is acting on behalf of one or more Owners. In making these determinations, we may consider the combined transfer activity of annuity contracts and life insurance policies that we believe are under common ownership, control or direction.
▪	If the Policy Value in any Subaccount falls below $100, we may transfer the remaining balance, without charge, to the money market subaccount.
▪	In the event you authorize telephone or Internet transfers, we are not liable for telephone or Internet instructions that we in good faith believe you authorized. We will employ reasonable procedures to confirm that instructions are genuine.

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Omnibus Orders

Purchase and redemption orders received by the portfolios generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the ability of the portfolios to apply their respective disruptive trading policies and procedures. We cannot guarantee that the portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of portfolio shares, as well as the owners of all variable life insurance or variable annuity contracts, including ours, whose variable Investment Options correspond to the affected portfolios. In addition, if a portfolio believes that an omnibus order that we submit may reflect one or more transfer requests from Owners engaged in disruptive trading, the portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

THIRD-PARTY SERVICES

Where permitted and subject to our rules (including those Transfer Rules above regarding rejection of a transfer request), we may accept your authorization to have a third party (such as your sales representative or someone else you name) exercise transfers or investment allocations on your behalf. Third-party transfers and allocations are subject to the same rules as all other transfers and allocations. You can make this election on the application or by sending us Written Notice on a form provided by us. Please note that any person or entity you authorize to make transfers or allocations on your behalf, including any investment advisory, asset allocation, money management or timing service, does so independently from any agency relationship they may have with us for the sale of the Policies. They are accountable to you alone for such transfers or allocations. We are not responsible for such transfers or allocations on your behalf, or recommendations to you, by such third-party services. You should be aware that charges charged by such third parties for their service are separate from and in addition to charges paid under the Policy.

Third Party Traders

We reserve the right to restrict transfers by any firm or any other third party authorized to initiate transfers on behalf of multiple Policy Owners if we determine such third party trader is engaging in a pattern of transfers that may disadvantage Policy Owners. In making this determination, we may, among other things:

▪	reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Policy Owner, or
▪	reject the transfer or exchange instructions of individual Policy Owners who have executed transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Policy Owner.

We will notify affected Policy Owners before we limit transfers, modify transfer procedures or refuse to complete a transfer. Transfers made pursuant to participation in a dollar cost averaging, portfolio rebalancing, earnings sweep or asset allocation program are not subject to these rules. See the sections of the prospectus describing those programs for the rules of each program.

SYSTEMATIC TRANSFER PROGRAMS

Transfers under any systematic transfer program do count toward the 15 free transfer limit. We reserve the right to alter or terminate any systematic transfer program upon thirty days advance Written Notice. Only one systematic transfer program may be utilized at a time.

Dollar Cost Averaging Program

Dollar Cost Averaging allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from the money market subaccount or the Fixed Account to any other Subaccount(s) or the Fixed Account. Requested percentages are converted to a dollar amount. You can begin Dollar Cost Averaging when you purchase the Policy or later. You can increase or decrease the amount or percentage of transfers or discontinue the program at any time. Dollar Cost Averaging is intended to limit loss by resulting in the purchase of more Accumulation Units when an underlying portfolio company's value is low, and fewer units when its value is high. However, there is no guarantee that such a program will result in a higher Policy Value, protect against a loss, or otherwise achieve your investment goals.

Dollar Cost Averaging Rules:

▪	There is no additional charge for the Dollar Cost Averaging program.
▪	We must receive notice of your election and any changed instruction – either Written Notice or by telephone transaction instruction.
▪	Automatic transfers can only occur monthly.
▪	The minimum transfer amount out of the money market subaccount or the Fixed Account is the lesser of $250 or the balance in the Subaccount or Fixed Account. Under this program, the maximum amount that may be transferred from the Fixed Account each month is 1/36th of the Fixed Account Value at the time Dollar Cost Averaging is established. While a Dollar Cost Averaging program is in effect, elective transfers out of the Fixed Account are prohibited. There is no maximum transfer amount limitation applicable to any of the Subaccounts.
▪	Dollar Cost Averaging program transfers cannot begin before the end of a Policy's "right to examine" period.
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▪	You may specify that transfers be made on the 1st through the 28th day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, then on the next Business Day). If you do not select a date, the program will begin on the next Policy Month date following the date the Policy's "right to examine" period ends.
▪	You can limit the number of transfers to be made, in which case the program will end when that number has been made. Otherwise, the program will terminate when the amount remaining in the money market subaccount or the Fixed Account is less than $100.
▪	Dollar Cost Averaging is not available when the Portfolio Rebalancing Program is elected.

Portfolio Rebalancing Program

The Portfolio Rebalancing program allows you to rebalance your Policy Value among designated Subaccounts only as you instruct. You may change your rebalancing allocation instructions at any time. Any change will be effective when the next rebalancing occurs.

Portfolio Rebalancing Program Rules:

▪	There is no additional charge for the Portfolio Rebalancing program.
▪	The Fixed Account is excluded from this program.
▪	You must request the rebalancing program, give us your rebalancing instructions, or request to end this program either by Written Notice or by telephone transaction instruction.
▪	You may have rebalancing occur quarterly, semi-annually or annually.
▪	Portfolio Rebalancing is not available when the Dollar Cost Averaging Program is elected.

Earnings Sweep Program

The Earnings Sweep program allows you to rebalance your Policy Value by automatically allocating earnings from your Subaccounts among designated Investment Options (Subaccounts or the Fixed Account), either based on your original Policy allocation of premiums or pursuant to new allocation instructions. You may change your Earnings Sweep program instructions at any time. Any change will be effective when the next sweep occurs.

Earnings Sweep Program Rules:

▪	There is no additional charge for the Earnings Sweep program.
▪	The Fixed Account is included in this program.
▪	You must request the Earnings Sweep program, give us your allocation instructions or request to end this program either by Written Notice or by telephone transaction instruction.
▪	You may have your earnings sweep quarterly, semi-annually or annually.

Asset Allocation Program

We may offer an asset allocation program using models. However, you always have the ability to construct your own asset allocation plan from among the Investment Options available in your Policy. Asset allocation programs using models are intended to match model risk tolerance and investment objectives with the Investment Options available in your Policy.

To assist you in your selection of an asset allocation model, we offer an Asset Allocation Program (the "Program"). The Program consists of models that were developed by an unaffiliated third-party investment adviser. The unaffiliated third-party investment adviser provided research and business support services relating to the models and selected the specific funds to populate each model from those available in the Policy. Ameritas Life paid for these consultant services at no additional cost to the Policy Owners.

Ameritas Investment Company, LLC ("AIC"), an affiliate of ours, previously served as discretionary investment adviser for Program participants solely in connection with the development and periodic updates to the model portfolios. In this regard, AIC entered into an investment advisory agreement with each Policy Owner participating in the Program. In its role as investment adviser, AIC relied upon the recommendations of third parties to provide research and business support services and select the specific funds to populate the models. AIC's role as investment adviser for development of and periodic updates to the models terminated on August 1, 2016, and the models in the Program no longer undergo periodic updates.

Important Information Concerning the Asset Allocation Program after August 1, 2016

On and after August 1, 2016, the models in the Program no longer undergo periodic updates (the models became "static"). Any investment advisory agreement you previously entered into with AIC terminated, and AIC no longer makes updates to the models. Policy Owners received notice of the termination of their investment advisory agreement and additional notice that the models were becoming static. The models will remain invested in accordance with the most recent model allocations. You may continue rebalancing your allocation among the funds in your particular static model on a quarterly basis. You were not required to take any action to continue participating in a static model. You may allocate to a different static model or discontinue participating in static models.

To participate in the Program:

▪	You are responsible for determining which model is best for you. Your financial adviser can help you make this determination and may provide you with an investor questionnaire to help you define your investing style. There is no guarantee that the model you select is appropriate to your ability to withstand investment risk. We are not responsible for your selection of a specific Investment Option or model, or your decision to change to a different Investment Option.
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▪	You must allocate all of your Policy Value to one asset allocation model. We must receive notice of your asset allocation model election by Written Notice before we can begin a Program for you. Only you can select which model is best for you. The Asset Allocation questionnaire can be an aid, but is just a tool; you will make your own selection. You may wish to consult with your own financial professional to determine whether participation in the Program is best for you, and if so, which model is most suitable.
▪	If you are currently participating in a Program model and you make changes to your allocations outside the model, you will be considered as having withdrawn from the Program. You will be required to communicate with the Service Center if you wish to make a transfer or trade. The Service Center will communicate that your election to execute a trade will result in the discontinuance of the Program for your Policy prior to you being able to execute any telephone transaction.
▪	You may participate in quarterly rebalancing where each quarter we will automatically rebalance the Subaccount Values to be consistent with the allocation percentages for the Program model that you selected. Such rebalancing will be disclosed in quarterly statements to you. Performance of each model is updated monthly on our website and is available upon request.

The Program consists of five models, ranging from aggressive to conservative. On and after August 1, 2016, the static models will retain these descriptions.

▪	Aggressive Model – The Aggressive Model is for long-term investors who want high growth potential and do not need current income. The model may entail substantial year-to-year volatility in exchange for potentially higher long-term returns. Losses are still possible.
▪	Capital Growth Model – The Capital Growth Model is for long-term investors who want good growth potential and do not need current income. The model entails a fair amount of volatility, but not as much as the Aggressive Model. Losses are still possible.
▪	Balanced Model – The Balanced Model is for long-term investors who do not need current income and want some growth potential. The model is likely to entail some fluctuations, but presents less volatility than the overall equity market. Losses are still possible.
▪	Moderate Model – The Moderate Model is for investors who seek current income and stability, with modest potential for increase in the value of their investments. Losses are still possible.
▪	Conservative Model – The Conservative Model is for investors who seek current income and stability, and are less concerned about growth. Losses are still possible.

The Adding, Deleting or Substituting Variable Investment Options Section below describes how changes to the Subaccounts' underlying portfolios will be addressed in the static models.

Potential Conflicts of Interest Relating to Program Models

We, and our affiliates, managed the competing interests that had the potential to influence the decision making with regard to the models by engaging a third-party investment adviser to design the models and select the Investment Options for such models. Such competing interests included the following: AIC is compensated by us as principal underwriter for the Policies and as a distributor for a majority of our Policies. Calvert Variable Trust, Inc. and Calvert Variable Series, Inc. (the "Calvert Funds"), have portfolios offered through the Policy. The Calvert Funds were advised by Calvert Investment Management, Inc. ("CIM"), an affiliate of ours prior to December 31, 2016, and certain of the Calvert Funds are subadvised by Ameritas Investment Partners, Inc. ("AIP") a current affiliate of ours. CIM was and AIP is compensated for administrative, advisory and sub-advisory services they provided or provide to Calvert Funds. Calvert Fund portfolios may or may not be included in the models. We may receive administrative services fees from other portfolios that are available as Investment Options or distribution fees. As a result of these competing interests the affiliated parties faced in this Program, there was an increased potential risk of a conflict of interest in these arrangements.

There is no additional charge for selecting the Program. Although asset allocation programs are intended to mitigate investment risk, there is a risk that investing pursuant to a model will still result in losses. The models will remain unchanged, thus, the percentages of your Policy Value allocated to each portfolio within the selected model will not be changed by us, and subsequent purchase payments will be invested in the same model unless we receive new instructions. Over time, the static model you select may no longer align with its original investment objective due to the effects of underlying portfolio performance and changes in underlying portfolio investment objectives. Therefore, your investment may no longer be consistent with your objectives. Portfolio rebalancing may help address this risk, but this is not guaranteed. You should consult with your financial professional about how to keep your allocations in line with your current investment goals.

We may discontinue the Asset Allocation Program at any time. We reserve the right to modify the terms of the Program. We may configure new static models from time to time. We will provide advance notice of any such changes to the Program and inform you of your options.

GENERAL ACCOUNT

The General Account includes all of our assets except those assets segregated in separate accounts. We have sole discretion to invest the assets of the General Account, subject to applicable law. Until your Policy is issued, any premium payments we receive are held in our General Account. Obligations under the Policy that are funded by Ameritas Life's General Account include the Fixed Account, the Loan Account, and fixed payments including death benefit proceeds. These obligations of the General Account are subject to the claims of our creditors and the claims paying ability and

Overture Ovation!	23

financial strength of the Company. It is not a bank account and it is not insured by the FDIC or any other government agency.

POLICY OR REGISTRANT CHANGES

Policy Changes

We reserve the right to make such changes in the Policy as we deem necessary to assure it qualifies as a life insurance contract under the Internal Revenue Code and continues to provide the tax benefits of such qualification.

Adding, Deleting or Substituting Variable Investment Options

We do not control the Subaccounts' underlying portfolios, so we cannot guarantee that any of the portfolios will always be available.

We retain the right to change the investments of the Separate Account, and to eliminate the shares of any Subaccount's underlying portfolio and substitute shares of another series fund portfolio if the shares of an underlying portfolio are no longer available for investment or if, in our judgment, investment in the portfolio would be inappropriate in view of the purposes of the Separate Account. We may add new Separate Account underlying portfolios, or eliminate existing underlying portfolios, when, in our sole discretion, conditions warrant a change. In all of these situations, we will receive any necessary SEC and state approval before making any such change.

Our Separate Account may be (i) operated as an investment management company or any other form permitted by law, (ii) deregistered with the SEC if registration is no longer required, or (iii) combined with one or more other separate accounts. To the extent permitted by law, we also may transfer assets of the Separate Account to other accounts. Where permitted by applicable law, we reserve the right to remove, combine or add Subaccounts. Subaccounts may be closed to new or subsequent transfers or allocations. We will receive any necessary SEC and state approval before making any of these changes.

We will notify you of any changes to the variable Investment Options.

Resolving Material Conflicts – Underlying Investment Interests

In addition to serving as underlying portfolios to the Subaccounts, the portfolios are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts. We do not currently foresee any disadvantages to you resulting from the fund companies selling portfolio shares to fund other products. However, there is a possibility that a material conflict of interest may arise between Policy Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the portfolios. Shares of some of the portfolios also may be sold to certain qualified pension and retirement plans qualifying under section 401 of the Internal Revenue Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps to resolve the matter, including removing that portfolio as an underlying Investment Option of the Separate Account. The Board of Directors of each fund company will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the portfolios for more information. (Also see the TRANSFERS section, Omnibus Orders.)

DISRUPTIVE TRADING PROCEDURES

Organizations or individuals that use market timing investment strategies and make frequent or other disruptive transfers should not purchase the Policy, unless such transfers are limited to Subaccounts whose underlying portfolio prospectus specifically permits such transfers.

The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading, programmed transfers, or transfers that are large in relation to the total assets of a Subaccount’s underlying portfolio can disrupt management of a Subaccount’s underlying portfolio and raise expenses. This in turn can hurt the performance of an affected Subaccount and therefore hurt your Policy’s performance. The risks and harmful effects of disruptive trading include:

▪	dilution of the interests of long-term investors in a separate account if market timers manage to transfer into a portfolio at prices that are below the true value or to transfer out of the portfolio at prices that are above the true value of the portfolio's investments (some market timers attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage");
▪	reduced investment performance due to adverse effects on portfolio management by:
•	impeding a portfolio investment adviser's ability to sustain an investment objective;
•	causing the portfolio to maintain a higher level of cash than would otherwise be the case;
•	causing a portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the portfolio; and
▪	increased costs to you in the form of increased brokerage and administrative expenses. These costs are borne by all Policy owners invested in those separate accounts, not just those making the transfers.

Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

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Policy Owners should be aware that we are contractually obligated to provide, at the portfolio investment adviser's request, Policy Owner transaction data relating to trading activities, including tax identification numbers and other identifying information contained in our records to assist in identifying any pattern or frequency of Subaccount transfers that may violate the portfolio's trading policies. We are obligated to follow each portfolio investment adviser's instructions regarding enforcement of their trading Policy. On receipt of written instructions from a portfolio investment adviser, we will restrict or prohibit further purchases or transfers by Policy Owners identified as having engaged in transactions that violate the portfolio's trading policies. We are not authorized to grant exceptions to an underlying portfolio's trading Policy. Please refer to each portfolio's prospectus for more information on its trading policies.

We reserve the right to reject or restrict, in our sole discretion, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions. We further reserve the right to impose restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Policy owners. Restrictions may include changing, suspending or terminating telephone, online and fax transfer privileges. We will enforce any Subaccount underlying portfolio investment adviser's restrictions imposed upon transfers considered by the portfolio investment adviser to be disruptive. Our disruptive trading procedures may vary from Subaccount to Subaccount, and may also vary due to differences in operational systems and contract provisions. However, any Subaccount restrictions will be uniformly applied; we do not make special arrangements or grant exceptions or waivers to accommodate any persons or class of persons with regard to these procedures.

There is no assurance that the measures we take will be effective in preventing market timing or other excessive transfer activity. Our ability to detect and deter disruptive trading and to consistently apply our disruptive trading procedures may be limited by operational systems and technological limitations which may result in some Policy Owners being able to market time. Also, because other insurance companies and retirement plans may invest in Subaccount underlying portfolios, we cannot guarantee that Subaccount underlying portfolios will not suffer harm from disruptive trading within contracts issued by them.

Excessive Transfers

We reserve the right to restrict transfers if we determine you are engaging in a pattern of transfers that may disadvantage Policy Owners. In making this determination, we will consider, among other things:

▪	the total dollar amount being transferred;
▪	the number of transfers you make over a period of time;
▪	whether your transfers follow a pattern designed to take advantage of short-term market fluctuations, particularly within certain Subaccount underlying portfolios;
▪	whether your transfers are part of a group of transfers made by a third party on behalf of individual Policy Owners in the group; and
▪	the investment objectives and/or size of the Subaccount underlying portfolio.

PREMIUMS

POLICY APPLICATION AND ISSUANCE

Replacing an existing life insurance Policy is not always your best choice. Evaluate any replacement carefully.

The Insured must not be older than age 90 on the Insured's birthday nearest to the Policy Date. The minimum initial Specified Amount (or "face amount") of life insurance is $50,000. To purchase a Policy, you must submit an application, at least the Initial Premium (see below), and provide evidence of the proposed insured's insurability satisfactory to us. Before accepting an application, we conduct underwriting to determine insurability. We reserve the right to reject any application or premium. If we issue a Policy, insurance coverage will be effective as of the Policy Date.

Application in Good Order

▪	All application questions must be answered, but particularly note these requirements:
▪	The Owner's and Insured's full name, Social Security number (tax identification number for a business or trust Owner), date of birth, and certain other required information must be included.
▪	Your premium allocations must be complete, be in whole percentages and total 100%.
▪	Initial Premium requirements must be met (see below).
▪	Your signature and your agent's signature must be on the application.
▪	City, state and date the application was signed must be completed.
▪	You must provide all information required for us to underwrite your application (including health and medical information about the Insured, and other information we consider relevant).
▪	If you have one, please give us your e-mail address to facilitate receiving updated Policy information by electronic delivery.
▪	There may be forms in addition to the application required by law or regulation, especially when a replacement of other coverage is involved.
▪	Your agent must be both properly licensed and appointed with us.

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Premium Requirements

Your premium checks should be made payable to "Ameritas Life Insurance Corp." We may postpone crediting any payment made by check until the check has been honored by your bank. Payment by certified check, banker's draft or cashier's check will be promptly applied. Under our electronic fund transfer program, you may select a monthly payment schedule for us to automatically deduct premiums from your bank account or other sources.

Initial Premium

▪	At least Minimum Premium times the number of months between the Policy Date and the date the Policy is issued plus one month.

Additional Premiums

▪	Payment of additional premiums is flexible, but must be enough to cover Policy charges. Because the cost of insurance charge depends upon several variables, the cost for each Policy Month can vary from month to month. The Policy will remain in force as long as Cash Surrender Value is sufficient to cover monthly deductions or the Minimum Guaranteed Death Benefit is in effect.
▪	If a premium increases the net amount of insurance coverage at risk, it is subject to evidence of the Insured's continued insurability and our underwriting requirements as to the amount of the increase.
▪	Planned Periodic Premiums may be paid annually, semi-annually, quarterly or monthly. You may change your Planned Periodic Premium, subject to our approval. Because Policy Value can fluctuate depending upon the performance of your selected variable Investment Options, payment of your Planned Periodic Premiums does not guarantee that your Policy will remain in force. Your Policy can lapse even if you pay all Planned Periodic Premiums on time.
▪	If there is a Policy Loan, you should identify any payment intended to reduce a Policy Loan as a Policy Loan repayment; otherwise it will be treated as a premium and added to Policy Value.
▪	We reserve the right to limit premiums or refund any values so the Policy qualifies as life insurance under the federal Internal Revenue Code.

Policy value

On your Policy's date of issue, Policy Value (or "Account Value" or "Accumulation Value") equals your initial net premium (premium less the Percent of Premium Taxes) less the Policy's first monthly deduction. On any Business Day thereafter, your total Policy Value equals the sum of Policy Value in the Separate Account variable Investment Options, the Fixed Account and the Loan Account, minus any monthly deduction due but unpaid.

Separate Account Value

Premiums or transfers allocated to Subaccounts are accounted for in Accumulation Units. The Policy Value held in the Separate Account Subaccounts on any Business Day is determined by multiplying each Subaccount's Accumulation Unit value by the number of Allocation Units held in the Subaccount allocated to the Policy. Each Subaccount's Accumulation Unit value is calculated at the end of each Business Day as follows:

a)	the per share net asset value of the Subaccount's underlying portfolio as of the end of the current Business Day plus any dividend or capital gain distribution declared and unpaid by the underlying portfolio during that Business Day,
b)	times the number of shares held by the Subaccount, before the purchase or redemption of any shares on that date; minus
c)	the daily mortality and expense risk fee; and this result divided by
d)	the total number of Accumulation Units held in the Subaccount on the Business Day before the purchase or redemption of any Accumulation Units on that day.

When transactions are made to or from a Subaccount, the actual dollar amounts are converted to Accumulation Units. The number of Accumulation Units for a transaction is equal to the dollar amount of the transaction divided by the Accumulation Unit value on the Business Day the transaction is made.

Fixed Account Value

The Policy Value of the Fixed Account on any Business Day equals:

a)	the Policy Value of the Fixed Account at the end of the preceding Policy Month; plus
b)	any net premiums credited to the Fixed Account since the end of the previous Policy Month; plus
c)	any transfers from the Subaccounts to the Fixed Account since the end of the previous Policy Month; plus
d)	any transfers from the Loan Account to the Fixed Account since the end of the previous Policy Month, minus
e)	any transfers from the Fixed Account to the Loan Account since the end of the previous Policy Month; minus
f)	any transfers and transfer fee from the Fixed Account to the Subaccounts since the end of the previous Policy Month; minus
g)	any partial withdrawal and partial withdrawal charge taken from the Fixed Account since the end of the previous Policy Month; minus
h)	the Fixed Account's share of any monthly deductions from Policy Value; minus
i)	the Fixed Account's share of charges for any optional features; plus
j)	interest credited on the Fixed Account balance since the end of the previous Policy Month.

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POLICY CHANGES

Any change to your Policy is only effective if on a form acceptable to us and then only once it is received at our Service Center and recorded on our records. Information on how to contact us to determine what information is needed and where you can get various forms for Policy changes is shown on this prospectus' first two pages and last page.

"FREE LOOK" RIGHTS

Most States give you a limited period of time within which you can cancel your Policy, usually called a "right to examine" or "free look" period. The amount we will refund if you cancel during this period varies, but will always be at least the amount required by the State whose law governs your Policy. The specific terms of your State's "free look" requirements are on the front page of your Policy.

OPTIONAL FEATURES

Subject to certain requirements, one or more of the optional insurance benefits described in OTHER BENEFITS AVAILABLE UNDER THE POLICY may be added to your Policy by rider. The cost of any optional insurance benefit will be deducted monthly from Policy Value as stated in this prospectus' CHARGES section.

standard death benefits

The principal purpose of the Policy is to provide a death benefit upon the Insured's death, but before then you may also borrow against the Policy's Cash Surrender Value, take a partial withdrawal, or fully surrender it for its Cash Surrender Value. Tax penalties and surrender charges may apply to amounts taken out of your Policy. Your Policy Value and death benefit may vary based on the performance of the variable Investment Options you select. If we issue a Policy, insurance coverage will be effective as of the Policy Date.

DEATH BENEFIT

Upon the Insured's death, we will pay to the Policy Beneficiary:

(a)	the death benefit on the Insured's life under the death benefit option in effect; plus
(b)	any additional life insurance proceeds provided by any optional benefit or rider; minus
(c)	any outstanding Policy Loan Balance; minus
(d)	any due and unpaid Policy charges, including deductions for the month of death.

We will pay the death benefit proceeds after we receive Due Proof of Death of the Insured's death and as soon thereafter as we have sufficient information about the Beneficiary to make the payment. Death benefits may be paid pursuant to a payment option to the extent allowed by applicable law and any settlement agreement in effect at the Insured's death. If neither you nor the Beneficiary makes a payment option election within 60 days of our receipt of Due Proof of Death, we will issue a lump-sum payment to the Beneficiary.

A death benefit is payable upon:

▪  Your Policy being in force;

▪  Our receipt of Due Proof of Death of the Insured;

▪  Our receipt of sufficient Beneficiary information to make the payment; and

▪  Your election of a payment option.

"Due Proof of Death" is generally a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

Death Benefit Options

You may choose one of two death benefit options. Option A is in effect unless you elect Option B.

Death Benefit Option A

If you prefer to have favorable investment performance, if any, reflected in higher Policy Value rather than increased insurance coverage, you should generally select Option A.

Under Option A, the death benefit is the greater of:

▪	the Specified Amount of insurance coverage; or
▪	the Policy Value multiplied times the Corridor Percentage as shown in your Policy.

Death Benefit Option B

If you prefer to have favorable investment performance, if any, reflected in increased insurance coverage rather than higher Policy Value, you should generally select Option B.

Under Option B, the death benefit is the greater of:

▪	the Specified Amount of insurance coverage plus the Policy Value; or
▪	the Policy Value multiplied times the Corridor Percentage as shown in your Policy.

Changes in Death Benefit Option

After the first Policy Year, you may change your Policy's death benefit option. Any change to your Policy is only effective if on a form acceptable to us, and then only once it is received at our Service Center and recorded on our records. Information on how to contact us to determine what information is needed and where you can get various forms for Policy changes is shown on this prospectus' first two pages and last page.

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Changes in Death Benefit Option Rules

▪	Your request for a change must be by Written Notice.
▪	You can only change your Policy death benefit option once each Policy Year. The change will be effective on the Policy Month date after we receive (or, if evidence of insurability is necessary, after we approve) your request.
▪	There is no fee to change your Policy death benefit option.
▪	Changing from Option A to Option B: The Specified Amount is decreased by an amount equal to the total Policy Value as of the date of the change.
▪	Changing from Option B to Option A: The Specified Amount of insurance will equal the death benefit on the date of the change.
▪	The change is only allowed if the new Specified Amount of insurance meets the requirements set forth in the Change in Specified Amount of Insurance Coverage section, below.

Change in Specified Amount of Insurance Coverage

You may change the current Specified Amount (or "face amount") of insurance coverage by Written Notice on a form provided by us, and subject to our approval. A change could have federal tax consequences (see this prospectus' TAXES section). Any change will take effect on the Policy Month date on or after the date we receive your Written Notice.

INCREASE in Coverage Rules

▪	No increase is allowed in the first Policy Year.
▪	The Insured's age nearest birthday must be 90 or younger.
▪	A new application, evidence of insurability, and additional premium for the amount of the increase may be required.
▪	Minimum amount of an increase in Specified Amount of insurance coverage is $25,000.
▪	Cost of insurance charges for the increase will be based upon the Insured's attained age and underwriting class at the time of the increase.
▪	Surrender Charges become applicable to the amount of the increase, measured from the date of the increase. See this prospectus' CHARGES section.
▪	Ongoing additional premium may be required to maintain your Policy's Guaranteed Death Benefit Premium requirements. (See this prospectus' LAPSE AND REINSTATEMENT section.)
▪	An additional Administrative Charge Per $1,000 of Increase in Specified Amount will be added. See this prospectus' CHARGES section.
▪	Additional premium may be required if Policy Value at the time of the increase, minus outstanding Policy Loan Balance, is less than an amount equal to 12 times what the current monthly deductions from Policy Value will be reflecting the increase in Specified Amount of insurance coverage.

DECREASE in Coverage Rules

■	No decrease is allowed in the first Policy Year nor during the first 12 Policy Months following an increase in Specified Amount of insurance coverage except for a decrease which is the result of a partial withdrawal.
■	The Specified Amount of coverage after the decrease must be at least:
● for Insureds in the preferred rate class: $100,000.
● for Insureds in all other rate classes: $50,000 in the 2nd and 3rd Policy Year, and $35,000 in the 4th and subsequent Policy Years.
■	We may limit any requested decrease to the amount necessary to keep the Policy in compliance with maximum premium limits under federal tax law.
■	For purposes of determining the new Cost of Insurance charge, the decrease will reduce the Specified Amount of insurance coverage by first reducing the Specified Amount provided by the most recent increase, then the next most recent increase successively, and finally the Policy's initial Specified Amount of insurance coverage.
■	A decrease will not lower the Guaranteed Death Benefit Premium in effect at the time of the decrease.

Guaranteed Death Benefit

We guarantee the Policy will not lapse during its first five Policy Years so long as the Minimum Premium, less partial withdrawals and outstanding Policy Loan and Policy Loan interest, is paid, even if the Cash Surrender Value is not enough to pay Policy charges due. This feature may be modified or not available in all states.

If the optional Guaranteed Death Benefit is elected, we further guarantee the Policy will not lapse during the Guaranteed Death Benefit Period (stated in your Policy's Schedule page; this period varies depending upon your age at Policy issue), even if the Cash Surrender Value is not enough to pay Policy charges due but unpaid, if you meet the Guaranteed Death Benefit Premium requirements and the rules.

For Policies issued prior to May 1, 2007, if the optional Lifetime Guaranteed Death Benefit ("LGDB") rider is elected, we further guarantee the Policy will not lapse while the LGDB rider is in effect even if the Cash Surrender Value is not enough to pay Policy charges due but unpaid, if you meet the LGDB Premium requirements and the rules. The charge for this rider is a level charge based on the Issue Age of the Insured. If the LGDB rider terminates for any reason, the monthly rider charge is discontinued. LGDB and Legacy Asset Riders are not offered for Policies issued on or after May 1, 2007, although the optional Guaranteed Death Benefit Rider remains available.

Overture Ovation!	28

NO MATURITY DATE

This Policy does not have a maturity date. However, some States do not allow us to collect cost of insurance charges after the Insured attains age 100. In those States, your Policy's Specified Amount is reduced to $1,000 upon your attained age 100.

PAYMENT OF POLICY PROCEEDS

A primary function of a life insurance Policy is to provide payment options for payment of Policy proceeds in a way that best benefits the payee. Policy proceeds are payable upon the Insured's death, a full surrender or partial withdrawal of Policy Value, or upon any other benefit where certain proceeds are payable. You may elect to have Policy proceeds paid under one of several payment options or as a lump sum. If another option is not chosen within 60 days of the date we receive satisfactory proof of the Insured's death, we will make payment in a lump sum to the Beneficiary.

Rules for Payment of Policy Proceeds

▪	You, or your Beneficiary after your death if you are the Insured, may elect a payment option by completing an election form that can be requested from us at any time.
▪	Payees must be individuals who receive payments in their own behalf unless otherwise agreed to by us.
▪	An association, corporation, partnership or fiduciary can only receive a lump sum payment or a payment under a fixed period payment option (Option C).
▪	Any payment option chosen will be effective when we acknowledge it.
▪	We may require proof of your age or survival or the age or survival of the payee.
▪	We reserve the right to pay the proceeds in one lump sum when the amount is less than $5,000, or when the payment option chosen would result in periodic payments of less than $100. If any payment would be or becomes less than $100, we also have the right to change the frequency of payments to an interval that will result in payments of at least $100. In no event will we make payments under a payment option less frequently than annually.
▪	No payee may commute, encumber or alienate any proceeds under this Policy before they are due. No proceeds are subject to attachment for any debt or obligation of any payee.
▪	When the last payee dies, we will pay to the estate of that payee any amount on deposit, or the then present value of any remaining guaranteed payments under a fixed payment option.

Payments under the payment options are fixed payments based on a fixed rate of interest at or higher than the minimum effective annual rate which is guaranteed to yield 3% on an annual basis. Proceeds to fund payments are transferred to our General Account and are no longer a part of the Separate Account. We have sole discretion whether or not to pay a higher interest rate for payment options A, B, C, D or E (see below). Current single premium immediate annuity rates for options D or E are used if higher than the guaranteed amounts (guaranteed amounts are based upon the tables contained in the Policy). Current interest rates, and further information, may be obtained from us. The amount of each fixed annuity payment is set and begins on the date payment of Policy proceeds is to begin, and does not change.

Selecting a Payment Option

Once fixed payments under a payment option begin, they cannot be changed. (We may allow the Beneficiary to transfer amounts applied under options A to C to options D to F after the date payment of Policy proceeds begins. However, we reserve the right to discontinue this practice.)

The longer the guaranteed or projected payment option period, the lower the amount of each payment.

Note: If you elect payment options D or E and select a non-guaranteed period, it is possible that only one annuity payment would be made under the payment option if the person whose life the payment is based upon (the "measuring life") dies before the due date of the second payment, only two payments would be made if the "measuring life" died before the due date of the third payment, etc.

The payment options for receiving Policy proceeds are:

A.	Interest Payment. We will pay interest each month at a rate determined by us on the amount retained.
B.	Payments for a Fixed Amount. Proceeds are paid in equal monthly installments until proceeds, with interest, have been fully paid. The total annual payment must be at least 5% of the amount retained.
C.	Payments for a Fixed Period. Proceeds are paid in equal monthly installments for the specified period chosen not to exceed 20 years. Monthly incomes for each $1,000 of proceeds, which include interest, are illustrated by a table in the Policy.
D.	Lifetime Income. Proceeds are paid as equal monthly installments based on the life of a named person, and continue for the lifetime of that person. Variations provide for guaranteed payments for a period of time or a lump sum refund.
E.	Joint and Last Survivor Lifetime Income. Proceeds are paid as equal monthly installments during the joint lives of two individuals and until the last of them dies. Variations provide for a reduced amount of payment during the lifetime of the surviving person.
F.	Lump Sum. Proceeds are paid in one sum.

In most cases, when death benefit proceeds are paid in a lump sum, we will pay the death benefit proceeds by establishing an interest bearing account for the Beneficiary, in the amount of the death benefit proceeds payable. The same interest rate schedule and other account terms will apply to all Beneficiary accounts in place at any given time. We will send the Beneficiary a checkbook within 7 days after we receive all the required documents, and the Beneficiary will

Overture Ovation!	29

have immediate access to the account simply by writing a check for all or any part of the amount of the death benefit proceeds payable. The account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the General Account.

MISSTATEMENT OF AGE OR SEX

If the age or sex of the Insured or any person insured by a Policy rider has been misstated on the application, the Policy death benefit and any additional benefits provided will be those which would be purchased by the most recent deduction for cost of insurance charge and the cost of such additional benefits at the Insured person's correct age or sex.

SUICIDE

We will pay the greater of the premiums received or Policy Value, less any partial withdrawals and indebtedness, if the Insured, while sane or insane, commits suicide within two years (one year in Colorado and North Dakota) after the date the Policy was issued (and in Missouri, the Insured intended suicide at the time coverage was applied for). We will pay the greater of the monthly deductions for an increase in Specified Amount of insurance coverage or Policy Value attributable to such an increase if the Insured, while sane or insane, commits suicide within two years (one year in Colorado and North Dakota) after the effective date of any increase (and in Missouri, the Insured intended suicide at the time the increase was applied for). Optional feature riders to the Policy may have separate suicide provisions.

INCONTESTABILITY

We will not contest the validity of the Policy after it has been in force during the Insured's lifetime for two years from the date the Policy was issued or for two years from the date of any reinstatement. We will not contest the validity of an increase in the Specified Amount of insurance coverage after the Policy has been in force during the Insured's lifetime for two years from the effective date of any increase. Any contest of an increase in the Specified Amount of insurance coverage will be based on the application for that increase. Optional benefit riders to the Policy may have separate incontestability provisions.

Assignment

You may assign your Policy by giving Written Notice. We will not be responsible for the validity or tax consequences of an assignment. Unless you specify otherwise, the assignment will take effect on the date the Written Notice was signed by you. No assignment will be binding on us until we receive Written Notice. We will not be liable for any payments we make or actions we take before we receive Written Notice of an assignment. Your rights, and the rights of any Beneficiary or payee, will be subject to any assignment. An assignment is subject to any Policy Loan Balance.

UNCLAIMED DEATH BENEFIT PROCEEDS

Every state has unclaimed property laws that generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the Beneficiary of the death benefit, the death benefit will be paid to the abandoned property investment division or unclaimed property office of the state in which the Beneficiary or the Policy Owner last resided, as shown on our books and records. However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation and within certain mandated periods. To prevent your Policy’s death benefit from being paid to the state’s abandoned or unclaimed property office, it is important that you update your Beneficiary designation—including complete names and complete address—if and as they change.

other benefits AVAILABLE under the Policy

In addition to the standard death benefit(s) associated with your Policy, other standard and/or optional benefits may be available to you. The following table(s) summarize information about those benefits. Information about the fees associated with each benefit included in the table(s) may be found in the Fee Table.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Paid-Up Life Insurance Benefit Endorsement	This endorsement protects your Policy from lapsing under certain conditions when your outstanding Policy Loan Balance is large relative to your Policy Value and Specified Amount.	Standard

Available for age 75 or older. The Policy must be in its 11th Policy Year or later. The outstanding Policy Loan Balance must be more than 92.5%, but less than 96% of the Policy Value. The outstanding Policy Loan Balance must be more than the Specified Amount.

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Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Accelerated Benefit Rider for Terminal Illness	Provides for the ability to accelerate the death benefit to be a living benefit to withdraw value from the Policy, as defined in the Rider, in the event of diagnosis of a terminal illness. No extra cost.	Standard

The total value available as a benefit is an amount less than the total death benefit payable under the Policy. Benefit payable upon physician's proof that the Insured is terminally ill with death expected within 12 months. Claim must be received while Insured is alive. Benefit first applied to Loan Account including interest. Maximum administrative charge of $50. Cannot be terminated once payout begins. Not available with the Legacy Asset Rider, the Asset Protection rider or Asset Protection Plus rider. Available after issue. This rider may be added, after issue, at no cost if the Legacy Asset Rider is removed.

Dollar Cost Averaging ("DCA")	This is a systematic transfer program that allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from the money market subaccount or the Fixed Account to any other Subaccount(s) or the Fixed Account.	Standard

You must request the DCA program. The minimum transfer amount out of the money market subaccount or the Fixed Account is the lesser of $250 or the balance in the Subaccount or Fixed Account. Under this program, the maximum amount that may be transferred from the Fixed Account each month is 1/36th of the Fixed Account value at the time DCA is established.

While a DCA program is in effect, elective transfers out of the Fixed Account are prohibited. DCA program transfers cannot begin before the end of a Policy's Right to Examine Transfer Date. DCA is not available when the Portfolio Rebalancing Program is elected.

Portfolio Rebalancing Program ("PBL")	This is a systematic transfer program that allows you to rebalance your Policy Value among designated Subaccounts.	Standard	The Fixed Account is excluded from this program. You must request the rebalancing program. PBL is not available when the DCA Program is elected.
Earnings Sweep Program	This is a systematic transfer program that allows you to rebalance your Policy Value by automatically allocating earnings from your Subaccounts among designated Investment Options.	Standard	The Fixed Account is included in this program. You must request the Earnings Sweep program. You may have your earnings sweep quarterly semi-annually or annually.
Policy Loans	You may obtain a Policy Loan secured by the Cash Surrender Value of your Policy.	Standard

Any Policy Loan transaction will permanently affect your Policy Value, Cash Surrender Value and death benefit. We may require you to sign a loan agreement. The Policy must be assigned to us as security for the Policy Loan.

Interest accrues daily and becomes a part of the Policy Loan Balance. There are limits on the amount you can borrow. If the Policy Loan Balance exceeds Policy Value minus accrued expenses and charges, you must pay the excess or your Policy will lapse.

The death benefit will be reduced by the amount of any Policy Loan Balance on the date of the Insured's death.

We may defer making a Policy Loan from the Fixed Account for up to six months unless the Policy Loan is to pay premiums to us.

Overture Ovation!	31

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Guaranteed Death Benefit (Optional GDB)	Extend the Guaranteed Death Benefit period available in the base Policy. If elected, we further guarantee the Policy will not lapse during the Guaranteed Death Benefit Period (this period varies depending upon your age at Policy issue), even if the Cash Surrender Value is not enough to pay Policy charges due but unpaid, if you meet the Guaranteed Death Benefit Premium requirements and the rules.	Optional	Available at Policy issue only. Cannot be reinstated upon Policy lapse. To remain in effect, Policy premiums paid to date, minus partial withdrawals since the Policy Date, and minus outstanding Policy Loans and Policy Loan interest charged, must meet or exceed the cumulative Guaranteed Death Benefit Premium. Not available with the Legacy Asset Rider or the Lifetime Guaranteed Death Benefit.
Lifetime Guaranteed Death Benefit ("LGDB")	Extend the Guaranteed Death Benefit period available in the base Policy.	Optional

Available for issue on or after May 1, 2004 and prior to May 1, 2007. The charge for this rider is a level Charge based on the Issue Age of the Insured. Available at Policy issue only. Cannot be reinstated upon Policy lapse. To remain in effect, Policy premiums paid to date, minus partial withdrawals since the Policy Date, and minus outstanding Policy Loans and Policy Loan interest charged, must meet or exceed the cumulative LGDB Premium required to date.

Not available with the Legacy Asset Rider or the Optional Guaranteed Death Benefit.

Legacy Asset Rider (LAR)	Provides an acceleration of the base Policy death benefit if the Insured is chronically ill or terminally ill. An accelerated death benefit is a living benefit which reduces the amount of the life insurance death benefit.	Optional

No longer available for issue beginning May 1, 2007. The minimum Specified Amount is $50,000 and the maximum is $250,000. The rider Specified Amount may not exceed the base Policy Specified Amount minus $5,000. Not available with either the Terminal Illness Rider or Guaranteed Death Benefit.

The number of payments is limited to 10 quarterly payments, provided the Insured remains chronically ill during the entire period.

Asset Protection Rider	This Rider protects against investment loss by guaranteeing a minimum accumulation benefit at the end of the rider’s 10-year term.	Optional	Available for issue on or after November 14, 2005. Available for Issue Age 20-85. If Policy Value on the rider maturity date exceeds the guarantee balance, there is no rider benefit. Any rider benefit is added to Policy Value on the rider maturity date. The benefit will be credited on a Pro-Rata basis to the Policy’s selected Investment Options then in effect. There is no rider benefit if the Insured dies prior to the rider’s maturity date. The rider must remain in force for at least five years once it is purchased or renewed. The rider can be renewed until age 80. This benefit does not protect against Policy lapse. If the Insured is younger than age 80 on the rider maturity date, this rider automatically renews unless the Owner chooses to terminate the rider coverage. An Asset Protection Plus Rider can be purchased that provides similar benefits as the Asset Protection Rider, described above, except that the rider benefit on the rider maturity date is equal to the greater of (1) the guarantee balance minus the Policy Value, and (2) the sum of the Rider’s charges since the rider Issue Date, unless a rider benefit has been previously paid in which case the amount in (2) is the sum of rider charges since the most recent rider benefit payment.
Overture Ovation!	32

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Waiver of Monthly Deductions on Disability Rider ("WDIS")	During period of the Insured's total disability, as defined in the Rider, certain Policy charges and charges for any Policy riders will be waived.	Optional	No longer available for issue beginning May 1, 2007. Available for ages 15-55. Not available with Disability Benefit Rider. The rider will expire at the Policy Anniversary nearest the Insured's 60th birthday. The Specified Amount, death benefit option and/or mode of payment cannot be changed during the benefit period, except as described below.
Payor Waiver of Monthly Deductions on Disability of a Covered Person Rider ("PDIS")	During period of the Covered Person's total disability, as defined in the Rider, certain Policy charges and charges for any Policy riders will be waived.	Optional	No longer available for issue beginning May 1, 2007. Not available with the Payor Disability Rider. Available of Insured ages 0-14. The Applicant cannot be more than 37 years older than the Insured. The rider will expire at the Policy Anniversary nearest the Insured's 60th birthday. The Specified Amount, death benefit option and/or mode of payment cannot be changed during the benefit period, except as described below.
Disability Benefit Rider ("DBR")	During periods of the Insured's total disability, as defined in the Rider, we will pay benefits to the Policy Owner by paying some or all of the Policy premiums, and by waiving the Cost of Insurance Charge for this Rider.	Optional	Available for ages 15-55. Not available with Waiver of Monthly Deductions on Disability Benefit Rider. For Policies issued prior to May 1, 2007, deductions for this rider are made until the Policy Anniversary nearest the Insured's 60th birthday, at which time the rider expires. For Policies sold on or after May 1, 2007, deductions for this rider are made until the Policy Anniversary nearest the Insured's 65th birthday, at which time the rider expires. The Specified Amount, death benefit option and/or mode of payment cannot be changed during the benefit period. The death benefit option will not be changed to Option B at the time of disability, if the current option is A. Policy continuation to the Insured's death is not guaranteed. Terminates at the earliest of when the Policy terminates or the owner provides Written Notice requesting termination of the rider.
Payor Disability Benefit Rider ("PDR")	While the Covered Person is totally disabled, the disability benefit will be applied as premium. In addition, while the Covered Person is totally disabled, the cost of insurance for this rider will not be deducted from the Accumulation Value.	Optional	No longer available for issue beginning May 1, 2007. Available for Issue Ages 0-14 and the Applicant cannot be more than 37 years older than the Insured. During the Election Period, coverage may be shifted from the applicant to the Insured. This will be subject to evidence of insurability of the Insured. The death benefit option will not be changed to Option B at the time of disability, if the current Option is A.
Accidental Death Benefit Rider	If the Insured dies of an Accidental Death while the Policy and this rider are in force, we will pay the rider Specified Amount of insurance to the beneficiary. Satisfactory proof of the Accidental Death is required. The amount will be paid with the death benefit of the basic Policy.	Optional	No longer available for issue beginning May 1, 2007. Available for basic Insured ages 0 – 60. Premium paying period for this rider is the Policy Anniversary nearest the basic Insured's 70th birthday. Maximum benefit amount will be the lesser of $400,000 or the amount of the basic Policy. The total maximum ADB benefit cannot be more than $400,000 for each Insured, including ADB coverage from all insurance companies. The minimum benefit amount is $5,000.
Overture Ovation!	33

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Children's Protection Rider	This Rider provides term life insurance protection, as defined in the Rider, for the Insured's children.	Optional

Available for Basic Insured ages 18-55. Eligible children include those at least 15 days old and no more than 17 years old. Available after issue for covered children with evidence of insurability. The rider will terminate at the earliest of the Policy Anniversary nearest the Insured child’s 25th birthday or the Insured’s 60th birthday.

Guaranteed Insurability Rider	Guarantees that insurance coverage may be added at various option dates without evidence of insurability. This benefit may be exercised on the option dates even if the Insured is disabled.	Optional	Available for Issue Ages 0 to 37 and is available at issue only. Available on standard lives only.
Term Coverage Rider	This Rider provides term insurance upon the Insured's life in addition to the Specified Amount of insurance coverage under the Policy.	Optional	Available for Issue Ages 15-80. The rider is available only on the base Insured. Not convertible. Minimum rider amount is $25,000. Minimum Specified Amount to add this rider is $100,000.
Term Rider for Covered Insured	Provides term insurance upon an individual other than the Insured.	Optional

Available for covered Insured ages 20-70, age nearest birthday. Minimum amount is $100,000. Conversion option expires on the Policy Anniversary nearest the Insured's age 70. Limit of 3 riders per Policy. Expires at the rider anniversary nearest the covered Insured’s 100th birthday.

ADDITIONAL INFORMATION ON BENEFITS AVAILABLE UNDER THE POLICY

The examples listed below are hypothetical assumptions and illustrations with the purpose of explaining the operation of the benefits. Actual results will vary.

Paid-Up Life Insurance Benefit Endorsement (Standard)

The benefit provided by this endorsement will keep your Policy from lapsing when you have a large outstanding Policy Loan Balance. When the conditions specified below are met, you may elect this benefit, which will provide paid-up life insurance. Once you have elected this benefit, your Policy will not lapse.

You may elect this benefit only if the following requirements are met:

▪	the Insured is age 75 or older; and,
▪	the Policy is in its 11th Policy Year or later; and,
▪	the outstanding Policy Loan Balance is more than 92.5%, but less than 96% of the Policy Value. If the outstanding Policy Loan Balance is greater than 96% of your Policy Value, you can repay Policy Loan Balance to bring the balance within the range of 92.5% and 96% of your Policy Value; and
▪	the outstanding Policy Loan Balance is more than the Specified Amount.

Electing this benefit will change your Policy as follows:

▪	We will deduct 3.5% of the Policy Value on the date you elect this benefit.
▪	After we take the 3.5% deduction, we will set the Specified Amount to 105% of the remaining Policy Value. No further changes in the Specified Amount will be allowed.
▪	We will set the death benefit option to Option A as described in this Death Benefit section. No further changes in the death benefit option will be allowed. The death benefit at any time after you elect the benefit will equal the greatest of:
•	the Specified Amount;
•	the Policy Value multiplied by the Corridor Percentage as shown in your Policy;
•	the outstanding Policy Loan Balance multiplied by the Corridor Percentage as shown in your Policy.
•	The death benefit proceeds will equal the death benefit on the Insured’s date of death minus any outstanding Policy Loan Balance.
▪	Any riders attached to the Policy will terminate, and any charges or fees associated with the riders will cease.
▪	We will not accept any additional premiums.
▪	You may not take additional partial withdrawals and Policy Loans, except for automatic Policy Loans to cover Policy Loan interest not paid when due.
•	We will stop taking monthly deductions. All amounts not allocated to the Loan Account must be allocated to the Fixed Account.

Electing the benefit provided by this endorsement may have adverse tax consequences. The Internal Revenue Service has not ruled on the use of this endorsement. We strongly urge you to consult legal counsel and your personal tax adviser before electing this benefit.

Overture Ovation!	34

Example: An Insured with attained age 80 is in their 20th Policy Year. The Policy Loan Balance is between 92.5% and 96% of the Policy Value, and the Policy Value is greater than the Specified Amount. The Insured chooses to elect the Paid-Up Insurance Benefit Endorsement. A charge of 3.5% of the Policy Value is taken from the Policy, the Specified Amount is set to 105% of the remaining Policy Value. The death benefit option is changed to death benefit Option A, no further premiums are accepted, all riders are terminated, monthly deductions cease, and no further changes to the Policy are allowed. Upon death, the Beneficiary receives the death benefit minus any outstanding Policy Loan Balance.

Accelerated Benefit Rider for Terminal Illness (Standard)

Defined Terms for this Rider

Applicant: The Applicant is the person who is terminally ill. The Applicant may be the insured under the base Policy or may be an insured who has coverage under a rider attached to the base Policy.

Effective Date: The effective date of coverage under this rider will be as follows:

▪	The Policy Date will be the effective date for all coverage provided in the original application.
▪	For any rider issued after the Policy Date, the effective date will be the date shown on a supplement to the schedule pages.

Eligible Coverages: Eligible Coverages under this rider will be as follows:

▪	When the Applicant is the base Insured, Eligible Coverages will be the base Policy and any life insurance riders attached to the Policy which provide coverage on the base Insured.
▪	When the Applicant is other than the base Insured, Eligible Coverages will be the rider which is providing coverage.

Eligible Coverages will be determined as of the date we receive satisfactory proof of terminal illness at the Home Office. Coverage will only be considered eligible when it is outside its two-year contestable period and has more than two years until its maturity or final Expiration Date. Eligible Coverages will also not include any possible future coverages provided by an optional purchase or guaranteed insurability rider.

Eligible Amount: Eligible Amount is that portion of the current Specified Amount of the base Policy considered "eligible" under Eligible Coverages. For any Eligible Coverages which are provided by life insurance riders, the Eligible Amount will be the lowest scheduled death benefit within two years after satisfactory proof of terminal illness is received at the Home Office.

Maximum Accelerated Benefit: For each Applicant, the maximum benefit is 50% of the Eligible Amount for each Applicant, less an amount up to two guideline level premiums for the base Policy and any riders. This maximum benefit is subject to the limitations described in the Total Accelerated Benefit provision.

Terminal Illness: A non-correctable medical condition that, with a reasonable degree of medical certainty, will result in the death of the Applicant in less than 12 months from the date of the physician's statement and that was first diagnosed while the Policy was in force.

Premiums

There are no additional premiums or cost of insurance deductions for this rider.

Benefits

We will pay an accelerated benefit to you if the Applicant is terminally ill, subject to the provisions of this rider. This amount will be paid as a lump sum. Payments other than as a lump sum may be made at your request, subject to our approval.

If the maximum accelerated benefit for each Applicant is not paid initially and it has been less than 12 months from the date we receive satisfactory proof of terminal illness, an additional accelerated benefit may be paid up to the difference, but for not less than $4,000. We may require additional satisfactory proof of terminal illness at this time.

The total amount we will pay as an accelerated benefit will not exceed $250,000 due to the terminal illness of any one Applicant even if there is more than one Policy with us or one of our affiliates which provides coverage on the Applicant.

Before payment of any accelerated benefit, we will require you to provide us with proof, satisfactory to us, that the Applicant has a terminal illness. Satisfactory proof will include a properly completed claim form and a written statement from a duly licensed physician who is licensed in the United States and who is not yourself or the Applicant, nor related to either the Applicant or yourself. We reserve the right to obtain a second medical opinion at our expense.

Effect On Your Policy

The accelerated benefit first will be used to repay any outstanding Policy Loans and unpaid Policy Loan interest. The accelerated benefit will be treated as a lien against your Policy Values.

Death proceeds which are payable on the death of the Applicant will be reduced by the amount of the lien and any Policy Loans, plus accrued interest.

After payment of the accelerated benefit, we will require that future premium allocations be made to the Fixed Account. If sufficient premium to keep the Policy in force is not paid by the end of the grace period, premiums will be paid by an addition to the lien for up to two years from the date we receive satisfactory proof of terminal illness. After this two year period, you are required to pay premiums when due to keep the Policy in force. If the Policy lapses, the lien, any Policy Loans, and accrued interest will be deducted from any cash values.

Overture Ovation!	35

Your access to the Cash Surrender Value of your Policy and to the Cash Surrender Value of any riders through Policy Loans, partial withdrawals, if permitted, or full surrender is limited to any excess of the Cash Surrender Value over the lien including any accrued interest.

Interest

We will charge interest on the amount of the lien. The interest accrues daily at the same interest rate as the Policy's loan interest rate. If a Policy Loan provision is not included in the Policy, interest accrues daily at an effective annual interest rate of 8%.

Accrued interest will be added to the lien on the Policy Anniversary. Interest does not continue to accrue on the lien when the lien and any Policy Loans, plus accrued interest, equals the death benefit (prior to the deduction of the lien, Policy Loans and accrued interest) of the Policy and any riders.

Conditions

The payment of any accelerated benefit is subject to the following conditions:

▪	Any Eligible Coverages must be in force on the date we receive satisfactory proof of terminal illness.
▪	Any Cash Surrender Value, without considering the effect of any outstanding Policy Loans, must be less than the maximum accelerated benefit.
▪	We will not make payment of any accelerated benefit if that payment would be less than $4,000.
▪	The release of any collateral assignees, the release of all parties to any "split dollar" agreements and the approval of any irrevocable beneficiaries is required.
▪	The Policy must be collaterally assigned to us for an amount equal to the lien and accrued interest. No changes to the Policy are permitted without our consent.
▪	This rider allows for the accelerated payment of death benefit proceeds, which would otherwise be payable to your Beneficiary. This is not meant to cause you to involuntarily be required to access and exhaust these benefits. Therefore, you are not eligible for this benefit:
•	If you are required by law to use this benefit to meet the claims of creditors, whether in bankruptcy or otherwise; or
•	If you are required by a government agency to use this benefit in order to apply for, obtain, or otherwise keep a government benefit or entitlement.

Administrative Charge

We may charge a one-time administrative charge which will be deducted from the accelerated benefit. This charge will not exceed $50.

General Provisions

The validity of this rider cannot be contested after it has been in force while the Applicant is alive for a period of two years from the effective date of the rider.

This rider may be reinstated with the Policy. It will be reinstated if you meet the requirements for Policy reinstatement. If you have received benefits under this rider, the lien with accrued interest may be paid or it will be reinstated as if the Policy had never terminated.

This rider will automatically terminate on the earliest of these conditions:

▪	On surrender of this rider to us; or
▪	On termination of the Policy to which this rider is attached.

This rider is not available when the Legacy Asset Rider is attached. This rider may be added, after issue, at no cost if the Legacy Asset Rider is removed.

Example: An Insured is diagnosed with a terminal illness with a certified life expectancy of 12 months or less. This rider gives the Insured the right to accelerate the lesser of 50% or $250,000 of the Eligible Amount which will be held as an interest-accruing lien against the remaining death benefit. If the client has a $1 million Specified Amount, they would be able to accelerate up to $250,000. We may charge a one-time administrative charge which will be deducted from the accelerated benefit. This charge will not exceed $50.

Dollar Cost Averaging Program (Standard)

Dollar Cost Averaging allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from the money market subaccount or the Fixed Account to any other Subaccount(s) or the Fixed Account. Requested percentages are converted to a dollar amount. You can begin Dollar Cost Averaging when you purchase the Policy or later. You can increase or decrease the amount or percentage of transfers or discontinue the program at any time. We must receive notice of your election and any changed instruction – either Written Notice or by telephone transaction instruction. Dollar Cost Averaging is intended to limit loss by resulting in the purchase of more Accumulation Units when an underlying portfolio company's value is low, and fewer units when its value is high. However, there is no guarantee that such a program will result in a higher Policy Value, protect against a loss, or otherwise achieve your investment goals. You can limit the number of transfers to be made, in which case the program will end when that number has been made. Otherwise, the program will terminate when the amount remaining in the money market subaccount or the Fixed Account is less than $100. For more information regarding Dollar Cost Averaging rules, see the SYSTEMATIC TRANSFER PROGRAMS – Dollar Cost Averaging Program under the GENERAL DESCRIPTION OF THE POLICY section.

Overture Ovation!	36

Portfolio Rebalancing Program (Standard)

The Portfolio Rebalancing program allows you to rebalance your Policy Value among designated Subaccounts only as you instruct. You must request the rebalancing program, give us your rebalancing instructions, or request to end this program either by Written Notice or by telephone transaction instruction. You may change your rebalancing allocation instructions at any time. Any change will be effective when the next rebalancing occurs. For more information regarding Portfolio Rebalancing Program rules, see the SYSTEMATIC TRANSFER PROGRAMS – Portfolio Rebalancing Program under the GENERAL DESCRIPTION OF THE POLICY section.

Earnings Sweep Program (Standard)

The Earnings Sweep program allows you to rebalance your Account Value by automatically allocating earnings from your Subaccounts among designated Investment Options (Subaccounts or the Fixed Account) either based on your original Policy allocation of premiums or pursuant to new allocation instructions. You must request the Earnings Sweep program, give us your allocation instructions, or request to end this program either by Written Notice or by telephone transaction instruction. You may change your Earnings Sweep program instructions at any time. Any change will be effective when the next sweep occurs. For more information regarding the Earnings Sweep Program rules, see the SYSTEMATIC TRANSFER PROGRAMS – Earnings Sweep Program under the GENERAL DESCRIPTION OF THE POLICY section.

Policy Loans (Standard)

You may obtain a Policy Loan secured by the Cash Surrender Value of your Policy. Any Policy Loan transaction will permanently affect your Account Value. For additional information regarding Policy Loans, refer to the POLICY LOANS section.

Guaranteed Death Benefit and Lifetime Guaranteed Death Benefit (Optional)

We guarantee the Policy will not lapse during its first five Policy Years so long as the Minimum Premium, less partial withdrawals and outstanding Policy Loan and Policy Loan interest, is paid, even if the Cash Surrender Value is not enough to pay Policy charges due. This feature may be modified or not available in all states.

If the optional Guaranteed Death Benefit is elected, we further guarantee the Policy will not lapse during the Guaranteed Death Benefit Period (stated in your Policy's Schedule page; this period varies depending upon your age at Policy issue), even if the Cash Surrender Value is not enough to pay Policy charges due but unpaid, if you meet the Guaranteed Death Benefit Premium requirements and the rules.

For Policies issued prior to May 1, 2007, if the optional Lifetime Guaranteed Death Benefit ("LGDB") rider is elected, we further guarantee the Policy will not lapse while the LGDB rider is in effect even if the Cash Surrender Value is not enough to pay Policy charges due but unpaid, if you meet the LGDB Premium requirements and the rules. The charge for this rider is a level charge based on the Issue Age of the Insured. If the LGDB rider terminates for any reason, the monthly rider charge is discontinued. LGDB and Legacy Asset Riders are not offered for Policies issued on or after May 1, 2007, although the optional Guaranteed Death Benefit Rider remains available.

Guaranteed Death Benefit Rules (and LGDB Rules if Rider is in Effect)

▪	Your election must be made at issue of the Policy; and
▪	Increases in Specified Amount of insurance will be reflected in the Guaranteed Death Benefit Premium or LGDB Premium from the effective date of the change;
▪	Decreases in Specified Amount of insurance will not change the required Guaranteed Death Benefit Premium which will remain as it was before the decrease. If the required Rider premium together with the decrease in Specified Amount of insurance causes the total premium to exceed Internal Revenue Code requirements for the Policy to qualify as life insurance, we reserve the right to force the Rider to be cancelled for your Policy.
▪	If the Policy does lapse, the Guaranteed Death Benefit or LGDB ends and is not reinstated even if the underlying Policy is reinstated after a grace period;
▪	For the Guaranteed Death Benefit or LGDB Rider to remain in effect, Policy premiums paid to date, minus partial withdrawals since the Policy Date, and minus outstanding Policy Loan and Policy Loan interest charged, must meet or exceed the cumulative Guaranteed Death Benefit Premium or cumulative LGDB Premium required to date.

Example for optional Guaranteed Death Benefit Premium: A Policy is issued with a Specified Amount of Insurance in the amount of $150,000 for an Insured Attained Age of 45 years. We guarantee the Policy will not lapse before the Insured is Attained Age 65 (as stated in the Insured's Policy's Schedule page) even if the Cash Surrender Value is not enough to pay Policy charges due, but unpaid, if the Insured meets the cumulative Guaranteed Death Benefit Premium requirements and the rules.

Example for optional Lifetime Guaranteed Death Benefit Premium. Prior to May 1, 2007, a Policy is issued with a Specified Amount of Insurance in the amount of $150,000 for an Insured Attained Age of 45 years. We guarantee the Policy will not lapse (as stated in the Insured's Policy's Schedule page) for the lifetime of the Insured even if the Cash Surrender Value is not enough to pay Policy charges due, but unpaid, if the Insured meets the cumulative LGDB Premium requirements and the rules.

Legacy Asset Rider (Optional)

(No longer offered for Policies on or after May 1, 2007)

The Legacy Asset Rider (LAR) provides an acceleration of the base Policy death benefit if the Insured is chronically ill or terminally ill. An accelerated death benefit is a living benefit which reduces the amount of the life insurance death benefit.

Overture Ovation!	37

For a qualifying chronic illness, the policyowner may receive a partial acceleration of the base Policy death benefit in 10 quarterly payments, provided the Insured remains chronically ill during the entire period. This is an accelerated death benefit. For a qualifying terminal illness, the policyowner may receive a partial acceleration of the base Policy death benefit in a single lump sum.

The total amount of base policy death benefit that can be accelerated is the Eligible Amount. The Eligible Amount is always at least $5,000 less than the base Policy death benefit. This allows the Policy Owner to keep any other riders in effect until the death of the Insured, which is important because the Legacy Asset Rider acceleration applies only to the base Policy. Even in the absence of other riders, there may be certain tax advantages to keeping the Policy in effect until the death of the Insured.

Chronic Illness means a loss of functional capacity that results in the inability of the Insured to perform two or more activities of daily living ("ADL" means bathing, dressing, eating, toileting, continence, and transferring) without substantial human assistance, or a severe cognitive impairment. A health care practitioner must certify at least once every 12 months that the Insured has a chronic illness. The loss of functional capacity must continue for a period of at least 90 days. To apply for a chronic illness benefit, the Owner must provide us with a certification from a health care practitioner that the Insured has a chronic illness. The health care practitioner may not be the Insured, the Owner, a family member of the Owner or the Insured, a business partner of the Owner or the Insured, an employee or employer of the Owner or the Insured, or anyone living in the household of the Owner or the Insured. We will require the Owner to submit additional documentation of the claim at reasonable intervals while the Owner is claiming benefits. We reserve the right to require proof of ongoing chronic illness quarterly. We reserve the right to have the Insured examined at our expense in connection with a claim for a chronic illness benefit. Any such examination will be conducted by one or more physicians of our choice.

Terminal Illness Benefit

We will pay a terminal illness benefit during the Insured's lifetime if, while the Insured is covered under this rider, the Owner provides us with satisfactory written proof that the Insured has a terminal illness. If the Insured qualifies, the Owner can elect to receive any amount of to 100% of the eligible amount on the date the terminal illness benefit is paid.

Chronic Illness Benefit

We will pay a chronic illness benefit during a quarter of chronic illness if, while the Insured is covered under this rider, the Owner provides us with satisfactory written proof that the Insured has a chronic illness and that both of the following conditions are satisfied:

▪	The chronic illness has continued without interruption for the 90 day elimination period.
▪	The Insured received at least 40 days of service for the chronic illness during the quarter of chronic illness.

No chronic illness benefit is payable for any quarter of chronic illness during which the Insured receives fewer than 40 days of service for the chronic illness. The maximum number of chronic illness benefit payments is shown on the schedule pages of the Policy.

If after satisfying the elimination period, the Insured has a period of temporary recovery during a quarter of chronic illness, the full chronic illness benefit will be paid for the quarter of chronic illness if the Insured receives 40 or more days of service. If the insured has a period of temporary recovery of 180 days or more, the Insured must satisfy a new elimination period before chronic illness benefit payments will resume for a reoccurrence of the chronic illness.

Amount of Chronic Illness Benefit

The amount of the chronic illness benefit during a quarter of chronic illness is equal to the eligible amount divided by the number of chronic illness benefit payments remaining. The total number of chronic illness benefit payments available is shown on the schedule pages of the Policy. With each payment of a chronic illness benefit the number of chronic illness benefit payments remaining is reduced by one. The number of chronic illness benefit payments remaining is not reset for any reason, even if the Insured has a period of temporary recovery of 180 days or longer.

How Payment of an Accelerated Benefit Affects Policy Values

▪	Upon payment of the first chronic illness benefit, if the Owner has selected death benefit Option B we will switch the death benefit option to Option A. Upon Written Request the Owner may restore Option B when the Insured has a period of temporary recovery or upon termination of this rider for any reason while the Policy is in effect.
▪	We will reduce the Specified Amount of this rider by the following amount: the Specified Amount of this rider multiplied by the quantity (1) divided by (2), where (1) is the amount of the accelerated benefit and (2) is the eligible amount.
▪	We will reduce the death benefit, not including any insurance provided by riders, by the amount of the accelerated benefit.
▪	We will reduce the Specified Amount of the basic Policy, Policy Value, surrender charge (if any), and outstanding debt (if any) in proportion to the reduction in the death benefit of the basic Policy. We will deduct the amount of any reduction in outstanding debt from the accelerated benefit payable to the Owner.

Additional Rules and Conditions Governing Payment of the Accelerated Benefits

▪	The Owner must apply for an accelerated benefit while the life insurance coverage of the Insured is in effect under the Policy.
▪	The accelerated benefit must be paid during the lifetime of the Insured while the Insured is covered under the Policy.
Overture Ovation!	38

▪	The terminal illness benefit is paid in one lump sum. The owner can only receive a terminal illness benefit once. The owner can apply for less than the maximum terminal illness benefit, but the minimum terminal illness benefit we will pay is $500.
▪	If the Insured recovers from his or her terminal illness after we have paid a terminal illness benefit, the Owner or the Insured will NOT be asked to refund any part of the terminal illness benefit which was paid.
▪	If the Owner elects to receive a terminal illness benefit but the insured dies before the terminal illness benefit is paid, the election will be cancelled and the death benefit proceeds will be paid to the Beneficiary under the Policy.
▪	If the Owner elects to receive an accelerated benefit, but the Policy terminates before the accelerated benefit is paid, the election will be cancelled.
▪	We will charge a reasonable administrative fee not to exceed a maximum of
•	$50 for each chronic illness benefit payment; and
•	$250 for a terminal illness benefit payment.

When the LAR is added to a policy, no other acceleration rider (e.g. Terminal Illness Rider) may be attached to the policy. If the LAR is terminated and no benefits have been paid under the rider, then a Terminal Illness Rider may be added upon request. If the LAR is terminated and some or all eligible benefits have been paid under the rider, the Terminal Illness Rider may not be added.

Example: A Policy is issued with a base Policy amount of $300,000. Death benefit Option A, and an LAR in the amount $250,000. No other riders are issued on this Policy. In the 5th Policy Year, the Policy Owner submits an approved claim stipulating that the Insured has a terminal illness. In the submitted claim, the owner requests a gross one-time accelerated benefit of $100,000. A payment is paid to the Policy Owner in the amount of $100,000 less a $250 administrative fee. The base Policy death benefit is reduced to $200,000.

Asset Protection Rider and Asset Protection Plus Rider (Optional)

An Asset Protection Rider can be purchased to protect against investment loss by guaranteeing a minimum accumulation benefit at the end of the rider’s 10-year term. On the rider maturity date, the rider benefit is equal to the guarantee balance minus Policy Value. If Policy Value on the rider maturity date exceeds the guarantee balance, there is no rider benefit. Any rider benefit is added to Policy Value on the rider maturity date. The benefit will be credited on a Pro-Rata basis to the Policy’s selected Investment Options then in effect. There is no rider benefit if the Insured dies prior to the rider’s maturity date. The rider must remain in force for at least five years once it is purchased or renewed. This five-year period is referred to as the minimum in-force period. At the end of the minimum in-force period, you have the option to reset your guarantee balance to the then current Policy Value and start a new 10-year period. The rider can be renewed until age 80. This benefit does not protect against Policy lapse. If the Insured is younger than age 80 on the rider maturity date, this rider automatically renews unless the Owner chooses to terminate the rider coverage.

Example 1: Calculation of the Benefit Payment

Guarantee Balance = $100,000

Account Value = $80,000

Benefit = $100,000 - $80,000 = $20,000

The Company adds $20,000 to the Account Value, bringing the total Account Value to $100,000.

Example 2: Calculation of the Benefit Payment

Guarantee Balance = $100,000

Account Value = $120,000

Benefit = $100,000 - $120,000 = ($20,000)

Because the Account Value is greater than the guarantee balance, there is no rider benefit.

An Asset Protection Plus Rider can be purchased that provides similar benefits as the Asset Protection Rider, described above, except that the Rider benefit on the Rider maturity date is equal to the greater of (1) the guarantee balance minus the Policy Value, and (2) the sum of the Rider’s charges since the rider Issue Date, unless a rider benefit has been previously paid in which case the amount in (2) is the sum of rider charges since the most recent rider benefit payment. The Asset Protection Plus Rider also guarantees to add rider charges to the Policy’s death benefit upon the Insured’s death while the rider is in-force. The amount added will be rider charges since the rider Issue Date, unless a rider benefit has been previously paid in which case the amount added will be rider charges since that later date.

"Guarantee balance" is equal to Policy Value on the date the rider is issued, reset or renewed, adjusted as follows:

1.	increased by additional net premiums paid;

Net premium is premium paid minus any charges deducted directly from premium, subject to the following restriction. We reserve the right to limit the amount of net premium that can be added to the guarantee balance after the end of the minimum in-force period and before the rider maturity date.

2.	decreased by Policy charges; and

Policy charges include monthly cost of insurance, administrative expenses, and riders (except this rider).

3.	decreased by an adjustment made for partial withdrawals.

Partial withdrawals cause the guarantee balance to be decreased in the same proportion as the withdrawal reduces the Policy Value. For example, if the withdrawal is 10% of the Policy Value before the withdrawal, the guarantee balance after the withdrawal will be 90% of the guarantee balance immediately prior to the withdrawal.

Overture Ovation!	39

Example 1: Calculation of the Benefit Payment

Guarantee Balance = $100,000

Account Value = $98,500

Sum of Rider Charges = $2,000

Benefit = greater of (1) $100,000 - $98,500 and (2) $2,000 = $2,000

The Company adds $2,000 to the Account Value, bringing the total Account Value to $100,500.

Example 2: Calculation of the Benefit Payment

Guarantee Balance = $100,000

Account Value = $97,000

Sum of Rider Charges = $2,000

Benefit = greater of (1) $100,000 - $97,000 and (2) $2,000 = $3,000

The Company adds $3,000 to the Account Value, bringing the total Account Value to $100,000.

Example 3: Calculation of "Sum of Rider Charges"

Rider Issue Date = 1/1/2006

Policy Owner elect to reset rider on 3/1/2012

Rider charges collected 1/1/2006 through 2/1/2012 = $800

Policy Owner elects to reset rider on 3/1/2017

Rider charges collected 3/1/2012 through 2/1/2017 = $1,150

Rider stays in force to 3/1/2027

Rider charges collected 3/1/2017 through 2/1/2027 = $3,300

Guarantee Balance on 3/1/2027 = $100,000

Account Value on 3/1/2027 = $98,500

Sum of rider charges = $800 + $1,150 + $3,300 = $5,250

Benefit 3/1/2027 = greater of (1) $100,000 - $98,500 and (2) $5,250 = $5,250

The Company adds $5,250 to the Account Value, bringing the total Account Value to $103,750.

For the new waiting period beginning 3/1/2027, the initial Guarantee Balance equals $103,750, and the sum of rider charges begins accumulating from zero.

Waiver of Monthly Deductions on Disability Rider (WDIS) (Optional)

Defined Terms for this Rider

Disability Benefit: For purposes of this rider, the Disability Benefit refers to the monthly deduction on each monthly activity date for the base Policy and any riders and is equal to:

▪	the current cost of insurance for the base Policy and any riders;
▪	the expense charges; and
▪	the charges for Specified Amount increases, if any.

Total Disability: Total disability must begin after the Effective Date and before the Expiration Date of this rider. It must result from bodily injury which occurs or sickness which first manifests itself while this rider is in force.

Total Disability means:

▪	Total loss of the sight of both eyes. This loss must be irrecoverable; or
▪	Total loss of the use of both hands, both feet, or one hand and one foot. This loss must be irrecoverable; or
▪	The incapacity of the Insured to engage in any substantial duties of his or her occupation for at least six consecutive months. (Substantial duties includes managerial or supervisory functions.)

During the first 24 months of total disability, occupation means the usual work, employment, business or profession in which the Insured was engaged immediately before the date of disability. This includes attendance at school or college as a full-time student. After 24 months of total disability, an Insured who is engaged in any occupation for remuneration or profit will not be considered totally disabled.

Effective Date: The Effective Date of coverage under this rider shall be as follows:

▪	The Policy Date shall be the Effective Date for all coverage provided in the original application.
▪	For any rider issued after the Policy Date, the Effective Date shall be the date shown on a supplement to the schedule pages.
▪	For any insurance that has been reinstated, the Effective Date shall be the monthly activity date on or next following the date we approve the reinstatement.

Expiration Date: This date is also shown on the schedule pages. It is the date on which this rider is no longer effective.

Benefit

While the Insured is Totally Disabled, the Disability Benefit will not be deducted from the Accumulation Value. During this time, the Policy and any rider(s) will continue to be in force.

Overture Ovation!	40

Monthly deductions falling due before we approve a claim for benefits will continue to be deducted from the Accumulation Value. However, after Total Disability has continued for six (6) consecutive months and we approve the claim, any Disability Benefit which otherwise could have been paid under the provisions of this rider will be credited to the Accumulation Value.

If Total Disability begins after the grace period, no benefit under this rider will be paid.

General Provisions

This rider is available for ages 15 to 55.

The rider will expire at the Policy Anniversary nearest the Insured's 60th birthday.

This Policy may have this rider or the Disability Benefit Rider ("DBR"), but not both.

If the Legacy Asset Rider is attached to this Policy, both this and the LAR Waiver can be attached to this Policy.

If the disability occurs prior to the rider Expire Date, the benefit period may extend beyond the expiry date of the rider. We reserve the right to request proof of continued disability at the time the rider would normally expire. However, the benefit period will not extend past age 100.

To receive this benefit, Written Notice of claim must be received at the Home Office. It must be received: (a) while the Insured is living; (b) while the Insured is totally disabled; and (c) not later than 9 months after the Insured has become Totally Disabled.

If such notice is not furnished in the required time limit, the claim will not be accepted. But a late claim will be accepted if it can be shown that it was not reasonably possible to meet the requirements and that notice was given as soon as was reasonably possible. In no event, however, will the Insured receive any benefit under this rider for a period beyond one year before the date on which notice was received.

The Disability Benefit will commence once we receive satisfactory written proof that the Insured is totally disabled. Proof must be presented at the Home Office: (a) while the Insured is living; (b) before total disability has ended or been interrupted; and (c) within 12 months after we receive the notice of total disability. Forms approved by us must be used.

Similar proof that the Total Disability is continuing may be required at reasonable intervals. If the Insured fails to furnish such proof, the Disability Benefit will cease.

While the Insured is alive, the validity of this rider cannot be contested after it has been in force for a period of 2 years from the Effective Date of this rider.

Coverage under this rider may be reinstated with the Policy subject to the Policy reinstatement provision. Reinstatement must occur before the Expiration Date of this rider. Such reinstatement may occur any time before the Policy Anniversary nearest the Insured's 60th birthday. The requirements for reinstatement are:

▪	Receipt of satisfactory evidence of insurability.
▪	Payment of the minimum cost of insurance sufficient to keep this rider in force for 3 months.

The insured will not be eligible for the Disability Benefit if the total disability on which the claim is based results from:

▪	Self-inflicted bodily injury while sane or insane, other than accidental injury; or
▪	War or any act of war, whether declared or not, regardless of whether the Insured is in the military, naval or air service.

This rider will automatically terminate on the earliest of these conditions:

▪	On the Expiration Date of this rider;
▪	On the monthly activity date on or next following the date we receive your Written Request;
▪	On surrender of this rider to us;
▪	On termination of this Policy; or
▪	On the Policy maturity date.

If a renewable and convertible term rider is attached to the Policy during a benefit period, the cost of insurance for that rider will be waived until the Expiration Date. If the Owner elects to convert that term rider, no benefits will be paid under this rider on the conversion Policy.

Once the Disability Benefit commences, you cannot change the Specified Amount of insurance (except for any increase(s) which result from exercising options under any Guaranteed Insurability Rider), the death benefit option, the mode of the Planned Periodic Premium payments, or change the Policy to another form of insurance.

We will not be liable for the cost of insurance payments on this rider after it terminates except to return them.

Example: The Policy is issued with an Insured age 30. The Insured becomes Totally Disabled at age 40. After receipt of the required notice and proof, the insured receives the Disability Benefit and the Disability Benefit will not be deducted from the Accumulation Value. During this time of Total Disability, the Policy and any rider(s) will continue to be in force, subject to the General Provisions, including termination provisions.

Overture Ovation!	41

Payor Waiver of Monthly Deductions on Disability of a Covered Person Rider (PDIS) (Optional)

(No longer offered for Policies on or after May 1, 2007)

Defined Terms for this Rider

Disability Benefit: For purposes of this rider, the Disability Benefit refers to the monthly deduction on each monthly activity date for the base Policy and any riders and is equal to:

▪	The current cost of insurance for the base Policy and any riders;
▪	The expense charges; and
▪	The charges for Specified Amount increases, if any.

Total Disability: Total disability covered by this rider must begin after the Effective Date and before the Expiration Date of this rider. Total disability must result from bodily injury which occurs or sickness which first manifests itself while this rider is in force.

Total Disability means:

▪	Total loss of the sight of both eyes. This loss must be irrecoverable; or
▪	Total loss of the use of both hands, both feet, or one hand and one foot. This loss must be irrecoverable; or
▪	The incapacity of the Covered Person to engage in any substantial duties of his or her occupation for at least six consecutive months. (Substantial duties includes managerial or supervisory functions).
▪	During the first 24 months of total disability, occupation means the usual work, employment, business or profession in which the Covered Person was engaged immediately before the date of disability. This includes attendance at school or college as a full-time student. After 24 months of total disability a Covered Person who is engaged in any occupation for remuneration or profits will not be considered totally disabled.

Covered Person: The Covered Person is the person on whom Disability Benefit coverage is being offered. The applicant is the Covered Person until the automatic substitution date. On and after this date, the Insured is the Covered Person.

Automatic Substitution Date: The automatic substitution date is the Policy Anniversary nearest the Insured's 23rd birthday.

Election Period: The Election Period begins on the Policy Anniversary nearest the Insured's 18th birthday and ends on the automatic substitution date.

Effective Date: The Effective Date of coverage under this rider shall be as follows:

▪	The Policy Date shall be the Effective Date for all coverage provided in the original application.
▪	For any rider issued after the Policy Date, the Effective Date shall be the date shown on a supplement to the schedule pages.
▪	For any insurance that has been reinstated, the Effective Date shall be the monthly activity date or next following the date we approve the reinstatement.

Expiration Date: This date is also shown on the schedule pages. It is the date on which this rider is no longer effective.

Benefit

While the Covered Person is totally disabled, the Disability Benefit will not be deducted from the Accumulation Value. During this time, the policy and any rider(s) will continue to be in force.

Monthly deductions falling due before we approve a claim for benefits will continue to be deducted from the Accumulation Value. However, after total disability has continued for six (6) consecutive months and we approve the claim, any Disability Benefit which otherwise could have been paid under the provisions of this rider will be credited to the Accumulation Value. If total disability begins after the grace period, no benefit under this rider will be paid.

Coverage Changes

We will provide Disability Benefit coverage on the applicant until the automatic substitution date. At that time, the coverage automatically shifts to the Insured. During the Election Period, on Written Request, coverage may be shifted from the applicant to the Insured. This will be subject to evidence of insurability of the Insured. This election, once we accept it, is irrevocable (it cannot be changed).

If the applicant is the Covered Person and becomes totally disabled, the Disability Benefit continues during a period of total disability until the automatic substitution date. At that time, the Insured automatically becomes the Covered Person. The Disability Benefit will cease and we will resume deducting the cost of insurance for this rider from the Accumulation Value. If the Insured is the Covered Person and becomes totally disabled, the Disability Benefit continues so long as the disability continues. If the Insured becomes totally disabled before the automatic substitution date, the Disability Benefit will begin as of that date. It will continue as long as the disability continues.

If the applicant dies before the beginning of the Election Period, no benefits will be payable except that the Disability Benefit will not be deducted from the Accumulation Value until the first day of the Election Period. At that time, the Insured automatically becomes the Covered Person. If the applicant dies during the Election Period, the Insured automatically becomes the Covered Person.

Overture Ovation!	42

General Provisions

This rider is available for Insured ages 0 to 14. The Applicant cannot be more than 37 years older than the Insured. At issue, the Applicant will normally be the Owner. A third party may be the individual covered under this rider until the substitution date.

Rider deductions are made monthly from the Policy's Accumulation Value up to the Policy Anniversary nearest the Insured's 60th birthday.

The rider will expire at the Policy Anniversary nearest the Insured's 60th birthday.

During the benefit period (the period of time in which benefits are paid under this rider), the rider waives the monthly deductions for expense charges and the cost of insurance charges and all riders, including this rider. However, the benefit will not extend past age 100.

This Policy may have this rider or the Payor Disability Rider (PDR), but not both.

To receive this benefit, Written Notice of claim must be received at the Home Office. It must be received: (a) while the Covered Person is living; (b) while the Covered Person is totally disabled; and (c) not later than 9 months after the Covered Person has become totally disabled.

If such notice is not furnished in the required time limit, the claim will not be accepted. But a late claim will be accepted if it can be shown that it was not reasonably possible to meet the requirements and that notice was given as soon as was reasonably possible. In no event, however, will the Covered Person receive any benefit under this rider for a period beyond one year before the date on which notice was received.

The Disability Benefit will not commence until we receive satisfactory written proof that the Covered Person is totally disabled. Proof must be presented at the Home Office: (a) while the Covered Person is living; (b) before total disability has ended or been interrupted; and (c) within 12 months after we receive the notice of total disability. Forms approved by us must be used.

Similar proof that the total disability is continuing may be required at reasonable intervals. If the Covered Person fails to furnish such proof, the Disability Benefit will cease.

While the Covered Person is alive, the validity of this rider cannot be contested after it has been in force for a period of 2 years from the Effective Date of the rider.

This rider may be reinstated with the policy subject to the policy reinstatement provision. Reinstatement must occur before the Expiration Date of this rider. Such reinstatement may occur before the Policy Anniversary nearest the Covered Person's 60th birthday. The requirements for reinstatement are:

▪	Evidence of insurability is required on both the applicant and the Insured, if the applicant is the Covered Person. Otherwise, evidence of insurability will be required only on the Insured. This evidence must be satisfactory to us.
▪	Payment of the minimum cost of insurance sufficient to keep this rider in force for 3 months.

The Covered Person will not be eligible for the Disability Benefit if the total disability on which the claim is based results from:

▪	Self-inflicted bodily injury while sane or insane; other than accidental injury; or
▪	War or any act of war, whether declared or not, regardless of whether the Covered Person is in the military, naval or air service.

This rider will automatically terminate on the earliest of these conditions:

▪	On the Expiration Date of this rider;
▪	On the monthly activity date on or next following the date we receive your Written Request;
▪	On surrender of this rider to us;
▪	On termination of the Policy;
▪	On assignment of the Policy; or
▪	On the Policy maturity date.

If a renewable and convertible term rider is attached to the Policy during a benefit period, the cost of insurance for that rider will be waived until the Expiration Date. If the Owner elects to convert that term rider, no benefits will be paid under this rider on the conversion policy.

Once the Disability Benefit commences, you cannot change the Specified Amount of insurance (except for any increase(s) which result from exercising options under any Guaranteed Insurability Rider), the death benefit option, the mode of the Planned Periodic Premium payments, or change the Policy to another form of insurance.

Example: The Policy is issued with an Insured age 10 and a Payor (Covered Person) age 30. The Covered Person of the Policy with this rider suffers a covered disability at age 40. While the Covered Person is totally disabled, and after receipt of proper notice and proof, the Disability Benefit will not be deducted from the Accumulation Value. During this time, the policy and any rider(s) will continue to be in force. All other monthly deductions will apply. We will provide Disability Benefit coverage on the Covered Person until the automatic substitution date. At that time, the coverage automatically shifts to the Insured and the Insured will be the Covered Person responsible for making future premium payments (Covered Person). The Disability Benefit will cease and we will resume deducting the cost of insurance for this rider from the Accumulation Value.

Overture Ovation!	43

Disability Benefit Rider (Optional)

Defined Terms for this Rider

Disability Benefit: For purposes of this rider, the Disability Benefit is an amount shown on the schedule pages, selected by you on the application.

Effective Date: The Effective Date of all coverage under this rider shall be as follows:

▪	The Policy Date shall be the Effective Date for all coverage provided in the original application.
▪	For any rider issued after the Policy Date, the Effective Date shall be the date shown on a supplement to the schedule pages.
▪	For any insurance that has been reinstated, the Effective Date shall be the monthly activity date on or next following the date we approve the reinstatement.

Expiration Date: This date is also shown on the schedule pages. It is the date on which this rider is no longer effective.

Total Disability: Total Disability must begin after the Effective Date of this rider as shown in the schedule pages and before the Policy Anniversary nearest the Insured's 60th birthday if issued prior to May 1, 2007, and if issued on or after May 1, 2007 nearest the Insured's 65th birthday. It must result from bodily injury which occurs or sickness which first manifests itself while this rider is in force.

Total Disability means:

▪	Total loss of the sight of both eyes. This loss must be irrecoverable; or
▪	Total loss of the use of both hands, both feet, or one hand and one foot. This loss must be irrecoverable; or
▪	The incapacity of the Insured to engage in any substantial duties of his or her occupation for at least six consecutive months. (Substantial duties include managerial or supervisory functions.)

During the first 24 months of Total Disability, occupation means the usual work, employment, business or profession in which the Insured was engaged immediately before the date of disability. This includes attendance at school or college as a full-time student. After 24 months of Total Disability an Insured who is engaged in any occupation for remuneration or profit will not be considered totally disabled.

Benefit

While the Insured is Totally Disabled, the Disability Benefit will be applied as premium. The premium will be credited as of the last monthly activity date, prior to the approval date of the claim and will be credited annually thereafter, during continuance of Total Disability. In addition, while the Insured is Totally Disabled, the cost of insurance for this rider will not be deducted from the Accumulation Value. All other monthly deductions will apply. If Total Disability begins after the grace period, no benefits under this rider will be paid.

General Provisions

This rider is available for ages 15-55.

For Policies issued on or after May 1, 2007, deductions for this rider are made until the Policy Anniversary nearest the Insured’s 65th birthday, at which time the rider expires. For Policies prior to May 1, 2007, deductions for this rider are made until the Policy Anniversary nearest the Insured's 60th birthday, at which time the rider expires.

The Policy may have either this rider or the Waiver of Monthly Deductions on Disability, but not both.

To receive this benefit, Written Notice of claim must be received at the Home Office. It must be received: (a) while the Insured is living; (b) while the Insured is totally disabled; and (c) not later than 9 months after the Insured has become totally disabled.

If such notice is not furnished in the required time limit, the claim will not be accepted. But a late claim will be accepted if it can be shown that it was not reasonably possible to meet the requirements and that notice was given as soon as was reasonably possible. In no event, however, will the Insured receive any benefit under this rider for a period prior to one year before the date on which notice was received.

Approval of the initial notice of claim will be granted after we receive satisfactory written proof that the Insured is totally disabled. Proof must be presented at the Home Office: (a) while the Insured is living; (b) before Total Disability has ended or been interrupted; and (c) within 12 months after we receive the notice of Total Disability. Forms approved by us must be used.

Similar proof that the Total Disability is continuing may be required at reasonable intervals. If the Insured fails to furnish such proof, the Disability Benefit will cease.

While the Insured is alive, the validity of this rider cannot be contested after it has been in force for a period of 2 years from the Effective Date of this rider.

Coverage under this rider may be reinstated with the Policy if no more than 3 years have passed since the date of termination. Reinstatement must occur before the Expiration Date of this rider. Such reinstatement may occur any time before the Policy Anniversary nearest the Insured's 60th birthday. For Policies issued on or after May 1, 2007, such reinstatement may occur any time before the Policy Anniversary nearest the Insured's 65th birthday. The requirements for reinstatement are:

▪	Receipt of evidence of insurability satisfactory to us.
▪	Payment of the minimum cost of insurance sufficient to keep the rider in force for 3 months.
Overture Ovation!	44

The Insured will not be eligible for the Disability Benefit if the Total Disability on which the claim is based results from:

▪	Self-inflicted bodily injury while sane or insane; other than accidental injury; or
▪	War or any act of war, whether declared or not, regardless of whether the Insured is in the armed forces.

This rider will automatically terminate on the earliest of these conditions:

▪	On the Expiration Date of this rider;
▪	On the monthly activity date on or next following the date we receive your Written Request;
▪	On surrender of this rider to us;
▪	On termination of this Policy; or
▪	On the Policy maturity date.

Once the Disability Benefit commences, you cannot change the Specified Amount of insurance (except for any increase(s) which result from exercising options under any Guaranteed Insurability Rider), the death benefit option, the mode of the Planned Periodic Premium payments, or change the Policy to another form of insurance.

We will not be liable for the cost of insurance deductions on this rider after it terminates except to return them.

Example: The Owner of a Policy with this rider suffers a covered disability at age 45. The benefit amount of this rider is the amount chosen on the Policy application. After a qualifying Total Disability claim, the Policy Owner will receive the amount chosen on the Policy application annually as premium credited to the Policy. In addition, while the Insured is Totally Disabled, the cost of insurance for this rider will not be deducted from the Accumulation Value. All other monthly deductions will apply. The Insured then recovers at age 48, and payments under this rider cease.

Payor Disability Rider (PDR) (Optional)

(No longer offered for Policies on or after May 1, 2007)

Defined Terms for this Rider

Automatic Substitution Date: The Automatic Substitution Date is the Policy Anniversary nearest the Insured's 23rd birthday.

Covered Person: The Covered Person is the person on whom Disability Benefit coverage is being offered. The applicant is the Covered Person until the Automatic Substitution Date unless an election is made during an Election Period. On and after this date, the Insured is the Covered Person.

Disability Benefit: For purposes of this rider, the Disability Benefit is an amount shown on the schedule pages, selected by you on the application.

Effective Date: The Effective Date of coverage under this rider shall be as follows:

▪	The Policy Date shall be the Effective Date for all coverage provided in the original application.
▪	For any rider issued after the Policy Date, the Effective Date shall be the date shown on a supplement to the schedule pages.
▪	For any insurance that has been reinstated, the Effective Date shall be the monthly activity date on or next following the date we approve the reinstatement.

Election Period: The Election Period begins on the Policy Anniversary nearest the Insured's 18th birthday and ends on the Automatic Substitution Date.

Expiration Date: This date is also shown on the schedule pages. It is the date on which this rider is no longer effective.

Total Disability: Total Disability covered by this rider must begin after the Effective Date and before the Expiration Date of this rider. Total disability must result from bodily injury which occurs or sickness which first manifests itself while this rider is in force.

Total Disability means:

▪	Total loss of the sight of both eyes. This loss must be irrecoverable; or
▪	Total loss of the use of both hands, both feet, or one hand and one foot. This loss must be irrecoverable; or
▪	The incapacity of the Covered Person to engage in any substantial duties of his occupation for at least six consecutive months. (Substantial duties includes managerial or supervisory functions).

During the first 24 months of Total Disability, occupation means the usual work, employment, business or profession in which the Covered Person was engaged immediately before the date of disability. This includes attendance at school or college as a full-time student. After 24 months of Total Disability a Covered Person who is engaged in any occupation for remuneration or profits will not be considered Totally Disabled.

Benefit

While the Covered Person is Totally Disabled, the Disability Benefit will be applied as premium. The premium will be credited as of the last monthly activity date prior to the approval date of the claim and will be credited annually thereafter during continuance of Total Disability. In addition, while the Covered Person is Totally Disabled, the cost of insurance for this rider will not be deducted from the Accumulation Value. All other monthly deductions will apply.

We will provide Disability Benefit coverage on the applicant until the Automatic Substitution Date. At that time, the coverage automatically shifts to the Insured. During the Election Period, on Written Request, coverage may be shifted

Overture Ovation!	45

from the applicant to the Insured. This will be subject to evidence of insurability of the Insured. This election, once we accept it, is irrevocable (it cannot be changed). If the applicant is the Covered Person and becomes Totally Disabled, the Disability Benefit continues during a period of Total Disability until the Automatic Substitution Date. At that time, the Insured automatically becomes the Covered Person. The Disability Benefit will cease and we will resume deducting the cost of insurance for this rider from the Accumulation Value. If the Insured is the Covered Person and becomes Totally Disabled, the Disability Benefit continues as long as the disability continues until the rider Expiration Date. If the Insured becomes Totally Disabled before the Automatic Substitution Date, the Disability Benefit will begin as of that date. It will continue as long as the disability continues until the rider Expiration Date.

If the applicant dies before the beginning of the Election Period, no benefits will be payable except that the cost of insurance for this rider will not be deducted from the Accumulation Value until the first day of the Election Period. At that time, the Insured automatically becomes the Covered Person. If the applicant dies during the Election Period, the Insured automatically becomes the Covered Person.

If Total Disability begins after the grace period, no benefit under this rider will be paid.

General Provisions

This rider is available for Insured Issue Ages 0-14 and the applicant cannot be more than 37 years older than the Insured.

Deductions for this rider are made until the Policy Anniversary nearest the Insured's 60th birthday. The rider will expire at that time.

The Insured automatically becomes the Covered Person under this rider on the Automatic Substitution Date.

To receive this benefit, Written Notice of claim must be received at the Home Office. It must be received: (a) while the Covered Person is living; (b) while the Covered Person is Totally Disabled; and (c) not later than 9 months after the Insured has become Totally Disabled.

If such notice is not furnished in the required time limit, the claim will not be accepted. But a late claim will be accepted if it can be shown that it was not reasonably possible to meet the requirements and that notice was given as soon as was reasonably possible. In no event, however, will the Insured receive any benefit under this rider for a period prior to one year before the date on which notice was received.

Approval of the initial notice of claim will be granted after we receive satisfactory written proof that the Covered Person is Totally Disabled. Proof must be presented at the Home Office: (a) while the Covered Person is living; (b) before Total Disability has ended or been interrupted; and (c) within 12 months after we receive the notice of Total Disability. Forms approved by us must be used.

Similar proof that the Total Disability is continuing may be required at reasonable intervals. If the Covered Person fails to furnish such proof, the Disability Benefit will cease.

While the Insured is alive, the validity of this rider cannot be contested after it has been in force for a period of 2 years from the Effective Date of the rider.

This rider may be reinstated with the policy if no more than 3 years have passed since the date of termination. Reinstatement must occur before the Expiration Date of this rider. Such reinstatement may occur before the Policy Anniversary nearest the Covered Person's 60th birthday. The requirements for reinstatement are:

▪	Evidence of insurability is required on both the applicant and the Insured, if the applicant is the Covered Person. Otherwise, evidence of insurability will be required only on the Insured. This evidence must be satisfactory to us.
▪	Payment of the minimum cost of insurance sufficient to keep this rider in force for 3 months.

The Covered Person will not be eligible for the Disability Benefit if the total Disability on which the claim is based results from:

▪	Self-inflicted bodily injury while sane or insane; other than accidental injury; or
▪	War or any act of war, whether declared or not, regardless of whether the Covered Person is in the armed forces.

This rider will automatically terminate on the earliest of these conditions:

▪	On the Expiration Date of this rider;
▪	On the monthly activity date on or next following the date we receive your Written Request;
▪	On surrender of this rider to us;
▪	On termination of the Policy;
▪	On assignment of the Policy; or
▪	On the Policy Maturity date.

Once the Disability Benefit commences, you cannot change the Specified Amount of insurance (except for any increase(s) which result from exercising options under any Guaranteed Insurability Rider), the death benefit option, the mode of the Planned Periodic Premium payments, or change the Policy to another form of insurance.

We will not be liable for the cost of insurance deductions on this rider after it terminates except to return them.

Overture Ovation!	46

Example: The Policy is issued with an Insured age 10 and a Payor (Covered Person) age 30. The Covered Person of the Policy with this rider suffers a covered disability at age 40 and follows all notice and proof provisions of the Policy. While the Covered Person is Totally Disabled, the Disability Benefit will be applied as premium. The premium will be credited as of the last monthly activity date prior to the approval date of the claim and will be credited annually thereafter during continuance of Total Disability. In addition, while the Covered Person is Totally Disabled, the cost of insurance for this rider will not be deducted from the Accumulation Value. All other monthly deductions will apply. We will provide Disability Benefit coverage on the Covered Person until the Automatic Substitution Date. At that time, the Disability Benefit will cease and the coverage automatically shifts to the Insured and the Insured will be the Covered Person responsible for making future premium payments (Covered Person).

Accidental Death Benefit Rider (ADB) (Optional)

Defined Terms for this Rider

Accidental Death: Accidental Death as covered by this rider means death which:

▪	Results directly from accidental bodily injuries incurred before this rider terminates, and independently of all other causes, and
▪	Occurs within 91 days after such injuries were sustained.

Country: Means any government or any coalition of countries or governments through an international organization or otherwise.

Effective Date of coverage under this rider shall be as follows:

▪	The Policy Date shall be the Effective Date for all coverage provided in the original application.
▪	For any rider issued after the Policy Date, the Effective Date shall be the date shown on a supplement to the Policy schedule pages.
▪	For any insurance that has been reinstated, the Effective Date shall be the monthly anniversary date that falls on or next follows the date we approve the reinstatement.

Expiration Date: The Expiration Date is shown on the Policy schedule page. It is the date on which this rider is no longer effective.

Military Service: Means service in the armed forces of any Country.

Participating Or Engaging: Means promoting, inciting, conspiring to promote or incite, aiding, abetting, and all forms of taking part. It will not include actions taken in defense of public or private property, or actions taken in defense of the person of the Insured, if such actions of defense are not taken against persons seeking to maintain or restore law and order including but not limited to police officers and firemen.

Rider Specified Amount of Insurance: This is shown on the schedule page. It is the amount of the proceeds payable if this rider is in force on the date of the Insured's Accidental Death.

Riot: Includes all forms of public violence, disorder, or disturbance of the public peace, by three or more persons assembled together, whether or not acting with a common intent and whether or not damage to person or property or unlawful act or acts is the intent or consequence of such disorder.

War: Means declared or undeclared war or conflict between the armed forces of countries.

Benefit

If the Insured dies of an Accidental Death while the Policy and this rider are in force, we will pay the rider Specified Amount of insurance to the beneficiary. Satisfactory proof of the Accidental Death is required. The amount will be paid with the death benefit of the basic Policy.

General Provisions

This rider is available for Issue Ages 0 to 60.

The premium paying period for this rider is to the Policy Anniversary nearest the basic Insured's 70th birthday.

The maximum benefit amount will be the lesser of $400,000 or the amount of the basic Policy. The total maximum ADB benefit cannot be more than $400,000 for each Insured, including ADB coverage from all insurance companies.

The minimum benefit is $5,000.

This rider is available only on the base Policy Insured.

While the Insured is alive, the validity of this rider cannot be contested after it has been in force for a period of 2 years from the Effective Date of this rider, or from the date of reinstatement.

Coverage under this rider may be reinstated with the Policy if no more than 3 years have passed since the beginning of the Policy grace period. Reinstatement must occur before the Expiration Date of this rider. The requirements for reinstatement are:

▪	Receipt by us of satisfactory evidence of insurability.
▪	Payment of the minimum cost of insurance sufficient to keep the rider in force for 3 months.

Overture Ovation!	47

No rider proceeds will be payable if the Insured's death results directly or indirectly from any of these causes:

▪	Insurrection or war or any act attributable to war, whether or not the Insured is in military service.
▪	Injury sustained outside the states of the United States or its territories, the District of Columbia, and Canada while the Insured is in military service for any Country at war.
▪	Participating or engaging in a riot.
▪	An act of suicide while sane or insane or the taking of one's own life while insane.
▪	Bodily or mental infirmity, disease of any kind or medical or surgical treatment thereof.
▪	Committing or attempting to commit an assault or felony.
▪	Voluntary:
•	Asphyxiation from inhalation of gas, whether conscious or unconscious, except in the course of the Insured's job; or
•	Taking of any poison (except for food poisoning), hallucinogen, drug or sedative unless taken on the advice of a physician.
•	Operating or riding in or descending from any kind of aircraft if the Insured:
o	Is a pilot, officer or member of the crew of such aircraft; or
o	Is giving or receiving any kind of training or instruction; or
o	Has any duties aboard such aircraft; or
o	Is being flown for the purpose of descent from such aircraft while in flight.

Where it is not forbidden by law, we will have the right to require an autopsy.

This rider will automatically terminate on the earliest of these conditions:

▪	The Policy Anniversary nearest the Insured's 70th birthday.
▪	When the Policy matures or expires, whichever occurs first.
▪	On the monthly activity date on or next following the date we receive your Written Request.
▪	The surrender of this rider to us.
▪	The Expiration Date of this rider.

We will not be liable for the cost of insurance deductions on this rider after it terminates except to return them.

Example: The owner of a Policy with this rider suffers a covered accident at age 45 and subsequently dies 30 days after the accident. We will pay the rider Specified Amount of insurance to the beneficiary. Satisfactory proof of the Accidental Death is required. The amount will be paid with the death benefit of the basic Policy.

Children's Protection Rider (CPR) (Optional)

Defined Terms for this Rider

Cost Of Insurance: The cost of insurance for this rider is shown on the schedule page.

Dependent Child: A dependent child is a child born of a marriage, a stepchild, a legally adopted child of the Insured or any child for which the Insured is legally responsible. To qualify as a dependent child, the child must be at least 15 days of age and have not yet reached the rider anniversary nearest his or her 25th birthday. The child must either:

▪	Be named in the application and the date of such application must be before the child's 18th birthday; or
▪	Qualify as a dependent child after the date of the application but before the child's 18th birthday.

Effective Date: The Effective Date of coverage under this rider shall be as follows:

▪	The Policy Date shall be the Effective Date for all coverage provided in the original application.
▪	For any rider issued after the Policy Date, the Effective Date shall be the date shown on a supplement to the schedule page.
▪	For any insurance that has been reinstated, the Effective Date shall be the monthly activity date that falls on or next follows the date we approve the reinstatement.

Expiration Date: The date is also shown on the schedule page. It is the date on which this rider is no longer effective.

Rider Beneficiary: Unless otherwise provided, the Owner will be the Rider Beneficiary. If the Owner is not living, then the Beneficiary will be the Owner's spouse. If the spouse becomes the Beneficiary and then dies, the Beneficiary will be the estate of the spouse. If there is no spouse when the Owner dies, the Beneficiary will be the estate of the owner.

Rider Owner: The Owner of the Policy is the Owner of this rider unless otherwise provided. If the Owner dies, the Owner's spouse will become the Owner. If the spouse becomes the Owner, and then dies, ownership will pass to the spouse's estate. If there is no spouse at the owner's death, then ownership will pass to the owner's estate.

Rider Specified Amount of insurance: The rider Specified Amount of insurance is the insurance payable under this rider. The amount is shown on the schedule page.

Benefit

We agree to pay the rider Specified Amount of insurance if a dependent child dies while the Policy and this rider are in force. The Rider Beneficiary will receive the proceeds. Satisfactory proof of death of the dependent child is required.

General Provisions

This rider is available for basic Insured ages 18-55. Eligible children include those at least 15 days old and no more than 17 years old.

Overture Ovation!	48

The rider expires at the rider anniversary nearest the basic Insured's 60th birthday.

The amount of coverage on each child will be $10,000.

All eligible children must be covered. If the rider is not selected at issue, evidence of insurability of all children and the basic Insured must be furnished at the expense of the basic Insured in order to add the rider. The rider may be added even if there are no children currently eligible.

Only one CPR per family may be in force at any one time.

While the Insured and any dependent children covered are alive, the validity of this rider cannot be contested after it has been in force for a period of 2 years from the Effective Date of the rider or from the date of reinstatement.

This rider may be reinstated with the Policy if no more than 3 years have passed since the beginning of the grace period. Reinstatement must occur before the Expiration Date of this rider. The requirements for reinstatement are:

▪	Receipt by us of satisfactory evidence of insurability of the Insured and of each dependent child for whom coverage is being reinstated.
▪	Payment of the minimum cost of insurance sufficient to keep the rider in force for 3 months.

On the death of the Insured, the insurance under this rider becomes paid-up term insurance. It will expire for each dependent child on the earliest of the Expiration Date of this rider or the rider anniversary nearest the child's 25th birthday.

The paid-up insurance may be surrendered for any or all of the dependent children. It may be surrendered for its cash value which is the present value of future guaranteed benefits. If surrender is within 30 days after a rider anniversary, the cash value will not be less than the value on that anniversary. The amounts will be furnished by the company on request.

If any dependent child covered under this rider commits suicide while sane or in-sane or takes his or her own life while insane within 2 years of the Effective Date of this rider or any reinstatement of this rider, the total liability shall be the cost of insurance for such child.

Payment under this provision will not affect the coverage of any other dependent child under this rider. The cost of insurance for this rider will not be increased.

If the Insured commits suicide while sane or insane or takes his or her own life while insane, this rider will become paid-up for each covered dependent child as provided in "Death of the Insured".

This rider will automatically terminate for all dependent children on the earliest of these conditions:

▪	The Expiration Date of this rider,
▪	The monthly activity date on or next following the date we receive your Written Request.
▪	The surrender of this rider to us,
▪	Termination of this Policy; or
▪	The Policy maturity date.

Coverage under this rider will terminate for each dependent child on the earliest of these conditions:

▪	The rider anniversary nearest the dependent child's 25th birthday.
▪	On conversion of this coverage.

While the Policy and this rider are in full force, this rider may be converted (exchanged) for a different Policy. Evidence of insurability will not be required.

Conversion can be made to a permanent non-pension Policy subject to the following rules:

▪	No riders may be added to the new Policy without satisfactory evidence of insurability.
▪	Application must be made and the first premium for the new Policy paid to us before this rider terminates for the dependent child on whom coverage is being converted.
▪	The dependent child on whom coverage is being converted must be alive on the Policy Date of the new Policy (the date of conversion).
▪	The Policy Date of the new Policy will be the date of conversion.
▪	The new Policy must be subject to our then current rules as to the amount and the kind of Policy issued and premiums charged.

If there is a Disability Benefit Rider or the Waiver of Monthly Deduction Rider attached to the basic Policy, when this rider converts, the converted Policy will have a rider that provides disability benefits attached.

Coverage under this rider for each dependent child may be converted at any time:

▪	on or before the Expiration Date of this rider; or
▪	the rider anniversary nearest the child's 25th birthday, whichever occurs first.

The amount of the new Policy will depend on when this rider is converted.

If coverage under this rider is converted before the termination of the rider for a dependent child, the new Policy will be for a face amount of insurance not greater than the rider face amount of insurance. If coverage is converted at the time of termination, the new Policy will be for a face amount of insurance not greater than 5 times the rider face amount of insurance.

Overture Ovation!	49

We will not be liable for the cost of insurance payments paid on this rider after it terminates except to return them.

Example: A Policy Owner has this rider attached to their Policy covering their 10-year-old child for an amount of $10,000. That child then dies and satisfactory proof of death is received. A $10,000 death benefit would be paid for the death of the child to the Rider Beneficiary. This rider is no longer in force after the rider anniversary nearest the dependent child's 25th birthday.

Guaranteed Insurability Rider (GIR) (Optional)

Defined Terms for this Rider

Election Amount: The Election Amount is the amount of the additional insurance which is issued as an increase in the Specified Amount of insurance of the Policy. You must choose the Election Amount at the time this rider is issued. The Election Amount you have chosen and the Regular Option Dates are shown on the schedule pages.

Regular Option Dates: The Regular Option Dates are the Policy anniversaries on which the Insured's age at nearest birthday is 25, 28, 31, 34, 37 and 40.

Alternate Option Dates: You may also choose an Alternate Option Date in lieu of a regular option date after:

▪	the first marriage of the Insured after the Effective Date of this rider; or
▪	the birth of a child born of a marriage of the Insured, or for which the Insured is legally responsible; or
▪	the legal adoption of a child by the Insured.

Only one Alternate Option Date may be chosen between the Effective Date of the rider and the first regular option date and between each pair of successive Regular Option Dates.

Election of an alternative option will replace the next regular option date.

Therefore, the next regular option cannot be elected.

Option Period: The Option Period is the time during which you may choose to elect an option. For a regular option date, the Option Period is the 31 day period on either side of such date. For an Alternate Option Date, the Option Period is the 60 days immediately after such date.

Effective Date: The effective date of coverage under this rider shall be as follows:

▪	The Policy Date shall be the Effective Date for all coverage provided in the original application.
▪	For any insurance that has been reinstated, the Effective Date shall be the monthly activity date that falls on or next follows the date we approve the reinstatement.

Expiration Date: This date is shown on the schedule page. It is the date on which this rider is no longer effective.

Benefit

You may buy additional insurance on the life of the Insured by increasing the Specified Amount of insurance of the Policy, subject to the provisions below. Evidence of insurability is not required. The amount of the increase is equal to the Election Amount. The Policy and this rider must be in force and all due premiums must have been paid during the Option Period before an option can be effective.

Conditions

Options elected under this rider are subject to the following conditions:

▪	The increased Specified Amount will be subject to any ratings and restrictions under the Policy.
▪	If any rider which provides total and permanent Disability Benefits is attached to the Policy, the Disability Benefits may be increased to cover the increased Specified Amount without evidence of insurability. No other riders may be added without satisfactory evidence of insurability.
▪	If an option is effective while Disability Benefits are currently being provided by a rider, the Disability Benefit will be increased. This increase in Disability Benefits will reflect any necessary higher Minimum Premium requirements for the Policy as if the increased insurance were issued as a separate Policy at the attained age of the Insured.
▪	If a regular option is chosen, the Effective Date of the increased Specified Amount will be the later of the regular option date or the Effective Date of the election. If an alternate option is chosen, the Effective Date will be the Effective Date of the election.
▪	The election of an option will be effective when any required premium is paid and written application signed by both you and the Insured is made to us during an Option Period.
▪	The Insured must be alive on the Effective Date.
▪	The increase in Specified Amount will be treated in the same manner as an increase granted under the terms of the Policy to which this rider is attached, except that the requirement of evidence of insurability will be waived.

General Provisions

This rider is available for Issue Ages 0 to 37 and is available at issue only.

This rider guarantees the right to purchase the Election Amount on any Option Date. The Election Amount will be chosen by the Policy Owner at issue. The maximum Election Amount is $50,000. The minimum Election Amount is $25,000.

Coverage under this rider may be reinstated with the Policy if no more than 3 years have passed since the beginning of the Policy grace period. Reinstatement must occur before the Expiration Date of this rider. Such reinstatement may occur any time before the last regular option date. The requirements for reinstatement are:

▪	Receipt by us of satisfactory evidence of insurability for the Insured.
▪	Payment of the minimum cost of insurance sufficient to keep the rider in force for 3 months.
Overture Ovation!	50

This rider will terminate on the earliest of these conditions:

▪	The Expiration Date of this rider which is the Policy Anniversary nearest the Insured's 40th birthday.
▪	The Effective Date of an alternate option if between ages 37 and 40.
▪	The surrender of this rider to us.
▪	On the monthly activity date on or next following the date we receive Written Request from you.
▪	The termination of the Policy.

We will not be liable for the cost of insurance deductions on this rider after it terminates except to return them.

Example: A man (aged 32) is issued a new Policy with the inclusion of this rider. Due to the Policy being issued at age 32, he has three possible option dates to increase the Specified Amount of the Policy without submitting proof of insurability. At the Policy Anniversary nearest his 37th birthday, which is the second option date, he elects to increase the Policy’s Specified Amount by $25,000 at a cost based on the Insured’s rate class as of the Policy Date and the Issue Age as applicable at the time of increase. The aggregate Policy Specified Amount is now $25,000 higher than it was previously. In this example the Insured chooses not to further increase the Specified Amount on the remaining option date.

Term Coverage Rider (Optional)

Defined Terms for this Rider

Beneficiary: The term "Beneficiary" in this rider means the person named as the Beneficiary under the basic Policy.

Insured: The term "insured" in this rider means the person named as the insured under the basic Policy.

Effective Date: The effective date of coverage under this rider will be the Policy Date for coverage provided in the original application. The effective date of coverage under this rider will be the date shown on a supplement to the schedule pages for any rider issued after the Policy Date.

Expiration Date: The Expiration Date is the rider anniversary following the 100th birthday of the insured. This date is shown in the schedule pages.

Rider Death Benefit: This is the amount of death benefit provided by this rider. It is the difference between the amount of the Total Death Benefit and the death benefit provided under the basic Policy. The amount of Rider Death Benefit can change monthly. It may change to zero but it can never be less than zero. In other words, this rider will remain in effect until you request its termination subject to the Termination of Rider provision.

Rider Specified Amount of Insurance: The Rider Specified Amount of Insurance is shown in the schedule pages. You may not increase this amount. After the first Policy Year, you may decrease this amount. However, you may not decrease the Rider Specified Amount of Insurance to less than $25,000.

Total Death Benefit: The Total Death Benefit depends upon which death benefit option is in effect. If Option A is in effect, the Total Death Benefit is the greater of (1) the Total Specified Amount of Insurance, or (2) the Policy Value multiplied by the applicable percentage (see the Death Benefit section of the Policy). If Option B is in effect, the Total Death Benefit is the greater of (1) the Total Specified Amount of Insurance plus the Policy Value, or (2) the Policy Value multiplied by the applicable percentage (see the Death Benefit section of the Policy).

Total Specified Amount of Insurance: This is the Specified Amount of insurance provided under the basic Policy plus the Rider Specified Amount of Insurance.

Cost Of Insurance: The cost of insurance for this rider will be calculated each month. It is equal to the Rider Death Benefit on the monthly activity date multiplied by the monthly cost per $1,000 of insurance divided by $1,000. Attained ages in the table are equal to the Issue Age of the insured on the rider's effective date plus the number of completed years from the effective date of this rider. The cost of insurance rates will not exceed the rates in this table plus an adjustment for any table and/or flat extra rating shown in the schedule pages.

We have the option of charging less than the maximum rates shown in the table. Each year, the current annual cost of insurance rate will be declared for the next Policy Year. This rate will be based on the insured's Issue Age, sex, rate class and Policy Year. The rate will be adjusted for any table and/or flat extra rating shown in the schedule pages.

Any change in the current cost of insurance rates will apply to all insureds of the same Issue Age, sex, and rate class and whose policies have been in effect for the same length of time.

Benefit

Under the terms of this rider, we agree to pay the Rider Death Benefit to the Beneficiary upon receipt of satisfactory proof of the death of the Insured. Death must occur while this rider is in force. Payment is subject to the provisions of the basic Policy and this rider.

Termination Of Rider

This rider will automatically terminate on the earliest of these conditions:

▪	On the Expiration Date of this rider.
▪	On the monthly activity date on or next following the date we receive your Written Request. However, you may not terminate this rider within the first Policy Year.
▪	On termination of the Policy.
Overture Ovation!	51

General Provisions

This rider is available for Issue Ages 15-80. This rider is available only on the base Insured.

The cost of insurance deduction is made until the rider anniversary nearest the Insured’s 100th birthday. The rider expires at the rider anniversary nearest the Insured's 100th birthday.

If the Insured is a juvenile (Issue Age 15-19), and the Insured provides evidence of nontobacco use or preferred nontobacco status for the base Policy, this rider may also change to the nontobacco or preferred nontobacco class.

The minimum amount for this rider is $25,000. The maximum amount is 900% of the basic Policy Specified Amount, provided reinsurance is available.

The minimum based Policy Specified Amount to include this rider is $100,000.

The Beneficiary is the same as designated for the basic Policy.

The Specified Amount of the rider does not have to be adjusted due to a decrease in the base Policy Specified Amount.

An additional rider may be added after issue subject to a minimum rider amount of $25,000 and payment of a $250 administrative expense charge. The rider amount may be decreased to no less than $25,000 or it may be terminated after issue.

This rider may be reinstated with the Policy if the insured is living and application is made within three years from the beginning of any grace period. Reinstatement must occur before the Expiration Date of this rider.

The requirements for reinstatement are:

▪	Receipt of evidence satisfactory to us of insurability of the insured.
▪	Payment of the premium required for reinstatement of the Policy. (See the Reinstatement section of the basic Policy).

If the insured commits suicide while sane or insane, within two years from the effective date of this rider, we will limit the benefits of this rider. The limited benefits will equal the cost of insurance paid for this rider.

We cannot contest this rider after it has been in force during the insured's life for two years from the rider effective date or from any reinstatement of this rider.

If, after this rider has terminated, we make a deduction from the Policy Value for the cost of insurance for this rider, our only obligation to you under this rider will be to return the cost of insurance deduction plus interest. No coverage is available after the termination date of this rider.

The provisions of the basic Policy are hereby referred to and made a part of this rider unless otherwise specified in this rider. If the basic Policy has been issued on a unisex basis, this rider is also considered to be issued on a unisex basis.

This rider has no cash or Policy Loan value.

This rider is not convertible to a permanent Policy of life insurance.

Example: The Policy is issued with a Specified Amount of $250,000, death benefit Option B, and a Term Rider for the Insured in the amount of $100,000. The death benefit of the base Policy is the Specified Amount plus the Policy Value on the date of the Insured's death. As of the date of the Insured's death, the Policy Value is $15,000. A total death benefit to be paid to the Beneficiary is $365,000 ($250,000 + $100,000 + $15,000).

Term Rider for Covered Insured (Optional)

Defined Terms for this Rider

Beneficiary: The term "Beneficiary" in this rider means only the Beneficiary for the benefit payable at the Covered Insured's death. The term "Beneficiary" in other provisions of the Policy means only the Beneficiary for the benefits payable under the Policy.

Unless otherwise changed, the Beneficiary for the benefit payable under this rider will be the named Beneficiary as shown in the application for this rider.

While the Covered Insured is living, you may change the Beneficiary by Written Request in a form satisfactory to us. The change will take effect on the date we record it in the Home Office.

Covered Insured: Covered Insured means each person so named in an application or supplemental application, if approved by us, and shown on the schedule pages.

Rider Conversion Option Expiration Date: The date shown on the schedule pages.

Rider Effective Date: The effective date of coverage under this rider shall be as follows:

▪	The Policy Date shall be the effective date for all coverage provided in the original application.
▪	For any rider issued after the Policy Date or for any coverage on another Covered Insured, the effective date shall be the date shown on a supplement to the schedule pages.
▪	For any insurance that has been reinstated, the effective date shall be the monthly activity date that falls on or next follows the date we approve the reinstatement.

Overture Ovation!	52

Rider Expiration Date: This date is also shown in the schedule pages. It is the date on which this rider is no longer effective.

Rider Specified amount of insurance: The rider Specified Amount of insurance for a Covered Insured is shown for that Covered Insured on the schedule pages.

Benefits

We agree to pay the rider Specified Amount of insurance to the Beneficiary upon receipt of satisfactory proof of the death of any Covered Insured. Death must occur while this rider is in force with respect to the Covered Insured. Payment is subject to the provisions of the Policy and this rider.

Cost Of Insurance

The annual cost of insurance upon renewal for this rider will be a rate per thousand at the attained age of that Covered Insured multiplied by the rider Specified Amount of insurance in thousands. The rates will be based on the Issue Age, sex, tobacco usage and risk class of the Covered Insured and the rider duration. The rates will be adjusted for any table rating and/or flat extra rating. The rating and risk class of the Covered Insured are shown in the Policy schedule. The Maximum Guaranteed Cost of Insurance Rates per $1,000 are attached. We have the option of charging less than the maximum. Each year, the current annual cost of insurance rates for this rider will be declared for the next Policy Year. Any change in the current cost of insurance rates will apply to Covered Insureds under this rider having the same Issue Age, sex, tobacco usage and risk class and whose riders have been in effect for the same length of time. We cannot increase rates because of a change in status of the Covered Insured's health.

Conversion Of This Rider

While the Policy and this rider are in force, you may convert it for a permanent Policy on the life of the Covered Insured. You may do this at any time prior to attained age 70 of the Covered Insured. Evidence of insurability will not be required, except for additional benefits.

If the Policy terminates prior to the rider conversion option Expiration Date due to the death of the insured(s) under the basic Policy, the Covered Insured may still convert within 60 days of the date of termination.

The new Policy will have a Specified Amount of insurance no more than the rider Specified Amount of insurance in effect on the date of conversion for that Covered Insured.

The Policy Date of the new Policy will be the date of conversion. The new Policy will be subject to our then current rules as to the amount and the kind of Policy issued. The rates for the new Policy will be adjusted for any table rating and/or flat extra rating that was being charged for this rider. Any restrictions found in this rider will also be found in the new Policy.

Application must be made and the first premium for the new Policy paid to us before this rider terminates for the Covered Insured on whom coverage is being converted. In addition, the Covered Insured on whom coverage is being converted must be alive on the Policy Date of the new Policy.

General Provisions

This rider is available for Covered Insured ages 20-70, age nearest birthday.

The cost of insurance deduction is made until the rider anniversary nearest the Covered Insured's 99th birthday. The rider expires at the rider anniversary nearest the Covered Insured's 100th birthday.

Attachment of this rider requires evidence of insurability for each Covered Insured.

The minimum amount for this rider is $100,000 for a rating classification preferred nontobacco, $25,000 for rating classification standard nontobacco and tobacco class. The maximum amount will be the less of 300% of the basic Policy Specified Amount or $500,000 (without prior approval and appropriate reinsurance arrangements).

Each rider may have its own Beneficiary designation.

The rider amount may be increased, subject to evidence of insurability. The minimum amount of increase is $50,000.

The cost of insurance for non-family members are treated as partial withdrawals for Policy Owner taxation purposes because they are non-qualified additional benefits.

This rider will automatically terminate for each Covered Insured on the earliest of these conditions:

▪	On the rider Expiration Date for each Covered Insured;
▪	On the monthly activity date on or next following the date we receive your Written Request;
▪	On surrender of this rider to us; or
▪	On termination of this Policy.

This rider may be reinstated with the Policy if no more than 3 years have passed since the date of termination. Reinstatement must occur before the expiration date of this rider. The requirements for reinstatement are:

▪	Receipt by us of evidence of insurability of the Covered Insured for whom coverage is being reinstated. This evidence must be satisfactory to us.
▪	Payment of the minimum cost of insurance sufficient to keep the rider in force for 3 months.

Overture Ovation!	53

If the Covered Insured commits suicide, while sane or insane within 2 years from the rider effective date with respect to that Covered Insured, the total liability shall be the cost of insurance for that Covered Insured.

While the Covered Insured is alive, the validity of this rider cannot be contested after it has been in force for a period of 2 years from the rider effective date.

We will not be liable for the cost of insurance deductions on this rider for any Covered Insured after it terminates except to return them.

Example: The Policy is issued with a Specified Amount of $250,000 with a rating class of preferred non-smoker, and a term insurance covered insurance rider in the amount of $100,000. The Covered Insured is age 35 at the time of issue and is the spouse of the Insured. Upon the death of the Covered Insured, and receipt of satisfactory proof of death, $100,000 will be paid to the Beneficiary.

surrenders and withdrawals

FULL SURRENDER

While the Insured is alive, you may terminate the Policy for its Cash Surrender Value. Following a full surrender, all your rights in the Policy end, and the Policy may not be reinstated.

Full Surrender Rules

▪	We will accept a full surrender request signed by you on our form of Written Notice by mail, email or fax. However, when accepting a request by a method not requiring an original signature, there is a greater possibility that unauthorized persons can manipulate your signature and make changes on your Policy (including withdrawals) without your knowledge.
▪	The applicable Surrender Charge is described in your Policy and the FEE TABLE section of this prospectus.
▪	We may defer surrender payments from the Fixed Account for up to six months from the date we receive your request.

PARTIAL WITHDRAWAL

While the Insured is alive, you may withdraw part of the Policy Value. The amount requested and any partial withdrawal charge will usually be deducted from the Policy Value on the date we receive your request if received before 3 p.m. Central Time. Such a reduction will impact the net Policy funding (the sum of all premiums paid, less any partial withdrawals and less any outstanding Policy Loan Balance) used to determine if the Guaranteed Death Benefit remains in effect.

If death benefit Option A is in effect, then the current Specified Amount of insurance coverage as well as Policy Value will be reduced by the amount of any partial withdrawal.

If death benefit Option B is in effect, the Policy Value will be reduced by the amount of the partial surrender, but the Specified Amount of insurance coverage will not change.

Partial Withdrawal Rules

▪	We will accept a partial withdrawal request signed by you on our form of Written Notice by mail, email or fax.
▪	The applicable Partial Withdrawal Charge is described in your Policy and the FEE TABLE section of this prospectus.
▪	The minimum partial withdrawal amount is $500; the maximum is an amount such that remaining Cash Surrender Value is at least $1,000 or an amount sufficient to maintain the Policy in force for the next 12 months, and the Specified Amount of insurance coverage after the withdrawal must be at least:
•	for Insureds in the preferred rate class: $100,000.
•	for Insureds in all other rate classes: $50,000 in Policy Years 1 to 3, and $35,000 in the 4th and subsequent Policy Years.
▪	A partial withdrawal is irrevocable.
▪	For tax purposes, partial withdrawals are treated as made first from premiums paid and then from earnings, beginning with the most recent premium payment, unless the Policy is a modified endowment contract.
▪	Partial withdrawals will be deducted from your Policy Investment Options on a Pro-Rata basis, unless you instruct us otherwise. You may tell us how to allocate the partial withdrawal among the Investment Options, provided that the remaining Account Value in each Subaccount is not less than $100, if you do not tell us, we will deduct it Pro-Rata.
▪	Partial withdrawals result in cancellation of Accumulation Units from each applicable Subaccount.
▪	We reserve the right to defer withdrawal payments from the Fixed Account for up to six months from the date we receive your request.
▪	Partial withdrawals may change the Minimum Premium and Guaranteed Death Benefit Premium requirements. You may request a new illustration of Policy Values from us to demonstrate these changes.
▪	Depending upon the circumstances, a partial withdrawal may have tax consequences.

Overture Ovation!	54

DELAY OF PAYMENTS OR TRANSFERS

We will usually pay any amounts from the Separate Account requested as a partial withdrawal or cash surrender within seven days after we receive your Written Notice. We can postpone such payments or any transfers out of a Subaccount if: (i) the NYSE is closed for other than customary weekend and holiday closings; (ii) trading on the NYSE is restricted; (iii) an emergency exists as determined by the SEC, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the net assets of the Separate Account; or (iv) the SEC permits delay for the protection of security holders. The applicable rules of the SEC will govern as to whether the conditions in (iii) or (iv) exist.

We may defer payments of a full or partial surrender from the Fixed Account for up to six months from the date we receive your Written Notice requesting the surrender.

For information regarding your "Right To Examine" and "Free Look" periods, see "Free Look Rights" under the PREMIUMS section and "Free Look Provision" under STATE VARIATIONS under the General Description of the Policy section.

POLICY loanS

If you ask, your sales representative or we may be able to provide you with illustrations giving examples of how a Policy Loan might affect Policy Value, Cash Surrender Value and death benefit. Any Policy Loan transaction will permanently affect Policy Values. Surrender or lapse of a Policy while a Policy Loan is outstanding could result in significant tax consequences. See discussion at TAX TREATMENT OF POLICY LOANS AND OTHER DISTRIBUTIONS.

Amount You Can Borrow	Policy Loan Interest Rate
Standard Policy Loan. You may borrow not less than $200 and up to an amount equal to the Cash Surrender Value, minus guaranteed monthly deductions from Policy Value for the rest of the Policy Year, minus interest on Policy Loan including the requested Policy Loan to the next Policy Anniversary.	Standard Policy Loan. Current net annual Policy Loan interest rate of 2.0%: we charge a current interest rate with a 5.5% effective annual yield (guaranteed to not exceed 6.0%), but we also credit an interest rate with an effective annual yield of 3.5% to any amounts in the Loan Account.
Reduced Rate Policy Loan. Available after the 5th Policy Year. Amount eligible is limited to Policy earnings (Policy Value exceeding the amount of premiums paid minus any previous partial withdrawals, minus any outstanding Reduced Rate Policy Loan); but, cannot exceed the maximum available Policy Loan amount. Any Standard Policy Loan outstanding at the end of the 5th Policy Year will become a Reduced Rate Policy Loan up to the eligible amount from that point forward. Once a Policy Loan is categorized as a Reduced Rate Policy Loan, it will continue to be charged the reduced Policy Loan rate.	Reduced Rate Policy Loan. Current net annual Policy Loan interest rate of 0%: we charge a current interest rate with a 3.5% effective annual yield (guaranteed to not exceed 4.0%), but we also credit an interest rate with an effective annual yield of 3.5% to any amounts in the Loan Account.

Policy Loan Rules

▪	The Policy must be assigned to us as sole security for the Policy Loan.
▪	We will accept a Policy Loan request signed by you on our form of Written Notice by mail, email or fax.
▪	We will transfer all Policy Loan amounts from the Subaccounts and the Fixed Account to a Loan Account. The amounts will be transferred on a Pro-Rata basis, unless you instruct us otherwise. If the value of an Investment Option after a transfer pursuant to your instructions is less than $100, the amounts will be transferred on a Pro-Rata basis.
▪	Policy Loan interest is due on each Policy Anniversary. If the interest is not paid when due, we will transfer an amount equal to the unpaid Policy Loan interest from only Policy Investment Options you designate; if that is not possible (due to insufficient value in an Investment Option you elect) or you have not provided such instructions, we will deduct Policy Loan interest on a Pro-Rata basis from balances in all Subaccounts and the Fixed Account.
▪	If Policy Loan Balance exceeds Policy Value minus the Surrender Charge minus accrued expenses and charges, you must pay the excess or your Policy will lapse.
▪	All or part of a Policy Loan may be repaid at any time while the Policy is in force. We will deduct the amount of the Policy Loan repayment from the Loan Account and allocate that amount among the Subaccounts and the Fixed Account in the same percentages as net premium is allocated on the date of repayment. We will treat any amounts you pay us as a premium unless you specify that it is a Policy Loan repayment.
▪	The death benefit will be reduced by the amount of any Policy Loan outstanding and unpaid Policy Loan interest on the date of the Insured's death.
▪	We may defer making a Policy Loan for up to six months unless the Policy Loan is to pay premiums to us.

A Policy Loan Balance, whether or not repaid, will affect the Cash Surrender Value of your Policy over time. We will transfer all Policy Loan amounts from the Subaccounts and the Fixed Account to a Loan Account. The Loan Account does not participate in the investment experience of the Investment Options or receive any higher current interest rate credited to the Fixed Account.

Overture Ovation!	55

lapse and reinstatement

Guaranteed AGAINST LAPSE – FIRST FIVE POLICY YEARS

We guarantee the Policy will not lapse during its first five Policy Years so long as the Minimum Premium, less partial withdrawals and outstanding Policy Loan and Policy Loan interest, is paid, even if the Cash Surrender Value is not enough to pay Policy charges due. This feature may be modified or not available in all states.

If the optional Guaranteed Death Benefit is elected, we further guarantee the Policy will not lapse during the Guaranteed Death Benefit Period. See OPTIONAL BENEFITS UNDER THE POLICY.

LAPSE AND GRACE PERIOD

Lapse

Because Policy Value can fluctuate depending upon the performance of your selected variable Investment Options, your Policy can lapse, even if you pay all Planned Periodic Premiums on time.

Lapse of the Policy may result in adverse tax consequences.

See discussion at TAX TREATMENT OF POLICY LOANS AND OTHER DISTRIBUTIONS.

This Policy will lapse with no value when the Policy's Cash Surrender Value is not enough to cover any due but unpaid charges. However, this Policy will not lapse for a guaranteed period if the Guaranteed Death Benefit is in effect. This Policy also will not lapse during a grace period as long as sufficient premium is paid by the end of the grace period to prevent lapse.

Grace Period

If your Policy lapses, we allow you a 61-day grace period to make a premium payment in order to continue the Policy. The grace period begins on the date we mail a notice of the premium necessary to keep this Policy in force. We will mail this notice to you at your current address on record with us and to any assignee on record. Insurance coverage continues during the grace period, but the Policy has no value for purposes of Policy Loans, surrenders or transfers. If sufficient premium is not paid by the end of the grace period, the Policy will terminate without value as of the first day of the grace period. If the last Insured dies during the grace period, we will deduct outstanding Policy Loan Balance and Policy charges due but not paid from the death benefit proceeds payable.

REINSTATEMENT

If the Policy lapses because a grace period ended without a sufficient payment being made, you may reinstate it within three years of the date of lapse. To reinstate, we must receive:

▪	Written application signed by you and the Insureds;
▪	Evidence of the Insured's insurability satisfactory to us, and the insurability of any Insured covered under an optional benefit rider;
▪	Premium at least equal to the greater of:
•	An amount sufficient to bring the Cash Surrender Value after the first Monthly Deduction to an amount greater than zero; or
•	Three times the current Policy Month's monthly deductions.
▪	Repayment of any outstanding Policy Loan Balance.

The effective date of reinstatement will be the Policy Month date on or next following the date the reinstatement is approved.

The Specified Amount of the reinstated Policy may not exceed the Specified Amount at the time of lapse. The Policy Value on the effective date of reinstatement will equal the Policy Value as of the date of lapse. The surrender charge at reinstatement, if any, will be based on the current Policy Year as if the Policy had never terminated.

The Policy cannot be reinstated once it has been fully surrendered.

TAXES

The following is only general information about federal tax law and is not intended as tax advice to any individual. Tax laws affecting the Policy are complex, may change and are affected by your facts and circumstances. We cannot guarantee the tax treatment of the Policy or any transaction involving the Policy. You should consult your own tax adviser as to how these general rules and any applicable taxes will apply to you if you purchase a Policy.

Life Insurance Qualification; Tax Treatment of Death Benefit

The Internal Revenue Code, as amended (the "Code") defines a life insurance contract for federal income tax purposes. This definition can be met if an insurance contract satisfies either one of two tests set forth in that section. The Code and related regulations do not directly address the manner in which these tests should be applied to certain features of the Policy. Thus, there is some uncertainty about how those tests apply to the Policy.

Overture Ovation!	56

Nevertheless, we believe the Policy qualifies as a life insurance contract for federal tax purposes, so that:

▪	you should not be considered in constructive receipt of the Cash Surrender Value, including any increases in Cash Surrender Value, unless and until it is distributed from the Policy and
▪	the death benefit generally should be fully excludable from the Beneficiary's gross income; however, special rules apply to employer owned life insurance or if the Policy is transferred for value, particularly in a reportable Policy sale. The death benefit of the life insurance owned by an employer is taxable unless the Insured is a certain class of employee and has been given notice and has consented to coverage on his life. Specific statutory requirements must be satisfied for the death benefit of employer owned life insurance to be excluded from taxable income.

We reserve the right to make such changes in the Policy as we deem necessary to assure it qualifies as a life insurance contract under the Code and continues to provide the tax benefits of such qualification.

Modified Endowment Contracts. The Code establishes a class of life insurance contracts designated as modified endowment contracts. Distributions from a modified endowment contract are taxed under different rules, most notably distributions are treated as from income first (to the extent of any gain in the contract) then from cost basis. There are other differences related to modified endowment contracts, such as Policy Loans being treated as a distribution (see Tax Treatment of Policy Loans and Other Distributions below). The Code rules governing whether a Policy will be treated as a modified endowment contract are extremely complex. In general, a Policy is a modified endowment contract if the accumulated premium payments made at any time during the first seven Policy Years exceed the sum of the net level premium payments which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. A Policy may also become a modified endowment contract because of a material change. The determination of whether a Policy is a modified endowment contract after a material change generally depends upon the relationship of the Policy's death benefit and Policy Value at the time of such change and the additional premium payments made in the seven years following the material change. A Policy may also become a modified endowment contract if the death benefit is reduced.

This Policy's flexibility and how you tailor it to meet your needs could cause it to be a modified endowment contract. We recommend you consult with a tax adviser to determine if desired Policy transactions may cause such treatment. When a premium payment is credited which we believe causes the Policy to become a modified endowment contract, we will notify you and offer you the opportunity to request a refund of that premium in order to avoid such treatment. You have 30 days after receiving such a notice to request the refund.

A Policy issued in exchange for a modified endowment contract is also treated as a modified endowment contract. However, we believe that a Policy issued in exchange for a life insurance Policy that is not a modified endowment contract will generally not be treated as a modified endowment contract if the death benefit of the Policy is greater than or equal to the death benefit of the Policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. You may, of course, choose to not make additional payments in order to prevent a Policy from being treated as a modified endowment contract.

Special Considerations for Corporations and Employers

Premium paid by a business for a life insurance Policy is not deductible as a business expense or otherwise if the business is directly or indirectly a Beneficiary of the Policy. For purposes of the alternative minimum tax ("AMT") that may be imposed on corporations, the death benefit from the Policy, even though excluded from gross income for normal tax purposes, is included in "adjusted current earnings" for AMT purposes. In addition, although increases to the Policy's Cash Surrender Value are generally excluded from gross income for normal income tax purposes, such increases are included in adjusted current earnings for income tax purposes. In 2006, Congress adopted new rules relating to Employer Owned Life Insurance. Any employer contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax advisor regarding the Employee Notice and Consent requirements to avoid the income taxation of the life insurance death benefits.

Tax Treatment of Policy Loans and Other Distributions

Upon a surrender or lapse of the Policy, if the amount received plus any outstanding Policy Loan Balance exceeds the total cost basis in the Policy, the excess will generally be treated as ordinary income subject to tax, regardless of whether a Policy is or is not a modified endowment contract. However, the tax consequences of distributions from, and Policy Loans taken from or secured by, a Policy depend on whether the Policy is classified as a modified endowment contract.

"Cost Basis in the Policy" means: ▪ the total of any premium payments or other consideration paid for the Policy, minus ▪ any withdrawals previously recovered that were not taxable.

Distributions from Policies Classified as Modified Endowment Contracts are subject to the following tax rules:

▪	All distributions, including surrenders and partial withdrawals, are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Value immediately before the distribution over the cost basis in the Policy at such time.
▪	Policy Loans from or secured by the Policy are treated as distributions and taxed accordingly. If you do not repay Policy Loan interest, the Policy Loan interest itself is treated as a distribution.
Overture Ovation!	57

▪	A 10% additional income tax is imposed on the portion of any distribution from, or Policy Loan taken from or secured by, the Policy that is included in income except where the distribution or Policy Loan is made on or after the Owner attains age 59½, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary.

Distributions from Policies Not Classified as Modified Endowment Contracts are generally treated as first recovering the cost basis in the Policy and then, only after the return of all such cost basis in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Code's definition of life insurance. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy).

Policy Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. However, it is possible that reduced rate Policy Loans could be treated as distributions rather than Policy Loans.

Distributions (including upon surrender and partial withdrawals) and Policy Loans from, or secured by, a Policy that is not a modified endowment contract are not subject to the 10% additional income tax rule. If a Policy is not now but later becomes a modified endowment contract, then any distributions made from the Policy within two years prior to the change will become taxable pursuant to modified endowment contract rules.

Other Policy Owner Tax Matters

Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy Loan, a partial or full surrender, a lapse, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer and other tax consequences of ownership or receipt of distributions from a Policy depend on the circumstances of each Owner or Beneficiary.

Interest paid on Policy Loans generally is not tax deductible.

Aggregation of modified endowment contracts. Pre-death distributions (including a Policy Loan, partial surrender, collateral assignment or full surrender) from a Policy that is treated as a modified endowment contract may require a special aggregation to determine the amount of income recognized on the Policy. If we or any of our affiliates issue more than one modified endowment contract to the same Policy Owner within any 12-month period, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income for all those Policies will be aggregated and attributed to that distribution.

Federal and state estate, inheritance and other tax consequences of ownership or receipt of proceeds under the Policy depend upon your or the Beneficiary's individual circumstance.

Diversification requirements. Investments of the Separate Account must be "adequately diversified" for the Policy to qualify as a life insurance contract under the Code. Any failure to comply with diversification requirements could subject you to immediate taxation on the incremental increases in Policy Value plus the cost of insurance protection for the year. However, we believe the Policy complies fully with such requirements.

Owner control. The Treasury Department stated that it anticipates the issuance of regulations or rulings prescribing the circumstances in which your control of the investments of the Separate Account may cause you, rather than us, to be treated as the owner of the assets in the Separate Account. For variable life policies to qualify for tax deferral, assets in the separate accounts supporting the Policy must be considered owned by the insurance company and not by the Policy Owner. If you are considered the Owner of the assets of the Separate Account, income and gains from the Separate Account would be included in your gross income.

The application of the investor control doctrine is subject to some uncertainty. The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that owners were not owners of separate account assets. For example, you have additional flexibility in allocating Policy premium and Policy Values. These differences could result in you being treated as the owner of a Pro-Rata share of the assets of the Separate Account. In addition, we do not know what standards will be set forth in future regulations or rulings which the Treasury may issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the Owner of the assets of the Separate Account.

Paid-Up Life Insurance Benefit Endorsement. Electing this benefit may have adverse tax consequences. The Internal Revenue Service has not ruled on the use of this endorsement. We strongly urge you to consult legal counsel and your personal tax adviser before electing this benefit.

Tax-advantaged arrangements. The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement and the suitability of this Policy for the arrangement.

Overture Ovation!	58

LEGAL PROCEEDINGS

We and our subsidiaries, like other life insurance companies, are subject to regulatory and legal proceedings in the ordinary course of our business. Certain of the proceedings we are involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Separate Account, our ability to meet our obligations under the Policies, or AIC's ability to perform its obligations. Nonetheless, given the large or indeterminate amounts sought in certain of these matters, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could from time to time have a material adverse effect on any or all of the above.

financial statements

Our financial statements are included in a Statement of Additional Information ("SAI"). For information on how to obtain copies of these financial statements, at no charge, see the STATEMENT OF ADDITIONAL INFORMATION; REGISTRATION STATEMENT provision on the last page of this prospectus.

DISTRIBUTION OF THE POLICY

We pay commissions for the sale of the Policies. Our Underwriter and affiliate, AIC enters into contracts with its own representatives to sell Policies and with various unaffiliated broker-dealers ("Distributors") to also distribute Policies through their own representatives. Because representatives of Distributors are also insurance agents for other Ameritas Life products, as well as for Ameritas Life Insurance Corp. of New York (collectively "Ameritas companies"), they may be eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that Ameritas companies offer. These programs may include conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements. Sales of the Policies may help representatives qualify for such benefits. Representatives may receive other payments from Ameritas companies for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services. In addition, the Distributor's representatives who meet certain Ameritas companies productivity, persistency and length of service standards may be eligible for additional compensation. These benefits, programs or payments do not result in any additional charges under the Policy other than those described in the prospectus CHARGES sections.

This policy is no longer available for sale.

Overture Ovation!	59

appendix A: Portfolio companies available under the POLICY

The following is a list of Portfolio Companies available under the Policy. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at ameritas.com/investments/fund-prospectuses. You can also request this information at no cost by calling 800-745-1112 or by sending an email request to alictd@ameritas.com.

The current expenses and performance information below reflects fees and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company's past performance is not necessarily an indication of future performance.

Type / Investment Objective	Portfolio Company and Adviser / Subadviser(s)	Current Expenses	Average Annual Total Returns as of 12/31/2025
			1 year	5 year	10 year
Current income and long-term capital appreciation.	Alger Balanced Portfolio, Class I-2 Fred Alger Management, LLC	0.94%	16.15%	11.02%	10.41%
The fund seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-sized domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400® Index (S&P 400 Index). [1]	BNY Mellon MidCap Stock Portfolio, Service Shares BNY Mellon Investment Adviser, Inc. / Newton Investment Management North America, LLC	1.05%*	9.81%	9.39%	8.51%
Total return.	Calvert VP SRI Balanced Portfolio, Class I Calvert Research and Management	0.65%	11.48%	8.68%	9.81%
Investing to correspond with the returns of the MSCI EAFE Index.	CVT EAFE International Index Portfolio, Class I Calvert Research and Management	0.48%*	30.90%	8.53%	7.86%
Investing to correspond with the returns of the Bloomberg Barclays U.S. Aggregate Bond Index.	CVT Investment Grade Bond Index Portfolio, Class I Calvert Research and Management / Ameritas Investment Partners, Inc. [2]	0.32%*	6.90%	-0.44%	1.87%
Investing to correspond with the returns of the NASDAQ 100 Index.	CVT Nasdaq 100 Index Portfolio, Class I Calvert Research and Management / Ameritas Investment Partners, Inc. [2]	0.49%*	20.39%	14.73%	19.09%
Investing to correspond with the returns of the Russell 2000 Index.	CVT Russell 2000 Small Cap Index Portfolio, Class I Calvert Research and Management / Ameritas Investment Partners, Inc. [2]	0.40%*	12.45%	5.83%	9.32%
Investing to correspond with the returns of the S&P 500 Index. [1]	CVT S&P 500 Index Portfolio Calvert Research and Management / Ameritas Investment Partners, Inc. [2]	0.28%*	17.50%	14.09%	14.47%
Investing to correspond with the returns of the S&P MidCap 400 Index. [1]	CVT S&P MidCap 400 Index Portfolio, Class I Calvert Research and Management / Ameritas Investment Partners, Inc. [2]	0.33%*	7.14%	8.77%	10.37%
Income and growth.	CVT Volatility Managed Moderate Growth Portfolio, Class F Calvert Research and Management / Ameritas Investment Partners, Inc. [2] and Parametric Portfolio Associates LLC	0.91%*	8.51%	5.71%	6.37%
Current income.	CVT Volatility Managed Moderate Portfolio, Class F Calvert Research and Management / Ameritas Investment Partners, Inc. [2] and Parametric Portfolio Associates LLC	0.89%*	6.98%	4.02%	5.39%
Long-term capital growth.	DWS International Opportunities VIP, Class A DWS Investment Management Americas, Inc.	0.86%*	18.92%	3.13%	7.37%
Long-term capital appreciation.	DWS Small Mid Cap Value VIP, Class A DWS Investment Management Americas, Inc.	0.80%*	18.21%	9.66%	7.57%
Seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.	Fidelity® VIP Asset Manager 50% Portfolio, Initial Class [3] Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.	0.51%*	14.98%	5.67%	7.13%
Seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.	Fidelity® VIP Asset Manager 70% Portfolio, Initial Class [3] Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.	0.62%*	18.29%	7.64%	8.87%
Seeks long-term capital appreciation.	Fidelity® VIP ContrafundSM Portfolio, Initial Class [3] Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.	0.54%	21.52%	15.37%	15.78%
Overture Ovation!	60

Type / Investment Objective	Portfolio Company and Adviser / Subadviser(s)	Current Expenses	Average Annual Total Returns as of 12/31/2025
			1 year	5 year	10 year
Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index. [1]	Fidelity® VIP Equity-Income PortfolioSM, Initial Class [3] Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.	0.46%	19.02%	12.51%	11.60%
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity® VIP Government Money Market Portfolio, Initial Class [3,4] Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.	0.25%	4.13%	3.10%	2.03%
Seeks to achieve capital appreciation.	Fidelity® VIP Growth Portfolio, Initial Class [3] Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.	0.55%	14.92%	13.70%	17.45%
Seeks a high level of current income, while also considering growth of capital.	Fidelity® VIP High Income Portfolio, Initial Class [3] Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.	0.81% *, **	10.36%	4.22%	5.59%
Seeks as high a level of current income as is consistent with the preservation of capital.	Fidelity® VIP Investment Grade Bond Portfolio, Initial Class [3] Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.	0.37%	7.22%	0.06%	2.71%
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio, Initial Class [3] Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.	0.55%	11.75%	10.10%	10.59%
Seeks long-term growth of capital.	Fidelity® VIP Overseas Portfolio, Initial Class [3] Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.	0.72%	20.39%	6.62%	7.93%
Seeks to maximize income while maintaining prospects for capital appreciation.	FTVIPT Franklin Income VIP Fund, Class 2 Franklin Advisers, Inc.	0.72%	12.56%	7.66%	7.30%
Seeks high current income, consistent with preservation of capital, with capital appreciation as secondary consideration.	FTVIPT Templeton Global Bond VIP Fund, Class 2 Franklin Advisers, Inc.	0.75%*	15.73%	-0.96%	-0.15%
Seeks capital appreciation.	Invesco V.I. Discovery Mid Cap Growth Fund, Series I Invesco Advisers, Inc.	0.86%	4.79%	3.90%	11.38%
Long-term growth of capital.	Invesco V.I. EQV International Equity Fund, Series I Invesco Advisers, Inc.	0.90%	16.50%	3.68%	6.22%
Seeks capital appreciation.	Invesco V.I. Global Fund, Series I Invesco Advisers, Inc.	0.81%	15.32%	7.28%	11.00%
Total return through growth of capital and current income.	Invesco V.I. Global Real Estate Fund, Series I Invesco Advisers, Inc.	1.02%	7.85%	1.73%	2.44%
Long-term capital growth. Income is a secondary objective.	LVIP American Century Mid Cap Value Fund, Standard Class II Lincoln Financial Investments Corporation / American Century Investment Management, Inc.	0.86%*	8.99%	8.89%	9.12%
Capital growth by investing in common stocks. Income is a secondary objective.	LVIP Avantis Large Cap Value Fund, Standard Class II (named LVIP American Century Disciplined Core Value Fund, Standard Class II prior to 5/01/26) Lincoln Financial Investments Corporation / American Century Investment Management, Inc.	0.71%*	14.86%	8.78%	10.39%
Seeks total return with an emphasis on high current income, but also considering capital appreciation.	MFS® Income Portfolio, Initial Class Massachusetts Financial Services Company	0.67%*	7.33%	0.66%	3.58%
Seeks capital appreciation.	MFS® New Discovery Series, Initial Class Massachusetts Financial Services Company	0.87%*	12.96%	-0.28%	10.74%
Seeks capital appreciation.	MFS® Research International Portfolio, Initial Class Massachusetts Financial Services Company	0.90%*	22.05%	5.51%	7.54%
Seeks total return.	MFS® Total Return Series, Initial Class Massachusetts Financial Services Company	0.61%*	11.16%	6.42%	7.63%
Seeks total return.	MFS® Utilities Series, Initial Class Massachusetts Financial Services Company	0.78%*	15.01%	7.64%	9.49%
Overture Ovation!	61

Type / Investment Objective	Portfolio Company and Adviser / Subadviser(s)	Current Expenses	Average Annual Total Returns as of 12/31/2025
			1 year	5 year	10 year
Long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.	Morgan Stanley VIF Emerging Markets Equity Portfolio, Class I Morgan Stanley Investment Management Inc. / Morgan Stanley Investment Management Company	1.25%*	32.96%	4.37%	7.27%
Total return.	Morgan Stanley VIF Global Strategist Portfolio, Class I Morgan Stanley Investment Management Inc. / Morgan Stanley Investment Management Limited	0.90%*	17.40%	5.31%	6.85%
Capital appreciation and some current income.	Morningstar Balanced ETF Asset Allocation Portfolio, Class II ALPS Advisors, Inc. / Morningstar Investment Management LLC	0.84%	14.82%	6.61%	7.25%
Capital appreciation.	Morningstar Growth ETF Asset Allocation Portfolio, Class II ALPS Advisors, Inc. / Morningstar Investment Management LLC	0.82%	17.91%	8.82%	9.05%
Current income and capital appreciation.	Morningstar Income and Growth ETF Asset Allocation Portfolio, Class II ALPS Advisors, Inc. / Morningstar Investment Management LLC	0.84%*	11.70%	4.43%	5.46%
Seeks growth of capital.	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio, Class I Neuberger Berman Investment Advisers LLC	0.85%*	11.56%	10.06%	7.75%
To seek to provide total return through a combination of capital appreciation and current income.	Nomura VIP Balanced Series, Service Class Delaware Management Company / Macquarie Investment Management Global Limited	1.03%*	11.79%	7.85%	8.38%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO Low Duration Portfolio, Administrative Class Pacific Investment Management Company LLC	0.66%	5.52%	1.57%	1.79%
Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	PIMCO Real Return Portfolio, Advisor Class Pacific Investment Management Company LLC	1.49%	7.74%	1.11%	3.11%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO Total Return Portfolio, Administrative Class Pacific Investment Management Company LLC	0.73%	8.89%	0.02%	2.36%
Seeks to provide long-term capital growth. Income is a secondary objective.	T. Rowe Price Blue Chip Growth Portfolio-II T. Rowe Price Associates, Inc.	1.00%	18.43%	11.41%	15.25%
Long-term capital appreciation.	Third Avenue Value Portfolio Third Avenue Management LLC	1.31%*	34.85%	17.68%	9.66%

*	Current Expenses take into account expense reimbursement or fee waiver arrangements in place and reflect temporary fee reductions under such an arrangement.
**	Includes interest expense of certain underlying Fidelity® funds. Excluding interest expense of the applicable underlying Fidelity funds, total annual operating expenses after fee waiver and/or expense reimbursement are 0.67%.
1	"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's® and Standard & Poor's® makes no representation regarding the advisability of investing in the Product. The Statement of Additional Information sets forth certain additional disclaimers and limitations of liabilities on behalf of Standard & Poor's® as set forth in the Licensing Agreement between us and Standard & Poor's®.
2	Ameritas Investment Partners, Inc. is an affiliate of Ameritas Life.
3	FIDELITY, Contrafund and Equity-Income are registered service marks of FMR LLC. Used with permission.
4	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Overture Ovation!	62

illustrations

Illustrations are tools that can help demonstrate how the Policy operates, given the Policy's charges, Investment Options and any optional features selected, how you plan to accumulate or access Policy Value over time, and assumed rates of return. Illustrations may also be able to assist you in comparing the Policy's death benefits, Cash Surrender Values and Policy Values with those of other variable life insurance policies based upon the same or similar assumptions. You may ask your sales representative or us (at our toll-free telephone number) to provide an illustration, without charge, based upon your specific situation. You may annually request, without charge, an illustration from us. Currently there is no charge for additional illustrations. However, we reserve the right to charge the maximum fee of $50 for additional illustrations requested in the same Policy year.

statement of additional information; registration statement

A Statement of Additional Information ("SAI") with the same date as this prospectus contains other information about the Separate Account, us, and the Policy. You may obtain a copy without charge, request other information about the Policy, and make investor inquiries by calling our toll-free telephone number 800-745-1112.

reports to you

We will send a statement to you at least annually showing your Policy's death benefit, Policy Value and any outstanding Policy Loan Balance. If your Policy activity is limited to scheduled periodic premiums automatically deducted from your bank or investment account or other systematic transfer programs, you will also receive a quarterly report, which will be confirmation of premium payments and regular monthly deductions. We will confirm any other premium payments, Policy Loans, Subaccount transfers, lapses, surrender, partial withdrawals, and other Policy transactions as they occur. You will receive such additional periodic reports as may be required by the SEC.

Also, reports and other information about the Separate Account are available on the SEC's website at sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

FINRA PUBLIC DISCLOSURE PROGRAM

FINRA provides investor protection education through its website and printed materials. The FINRA regulation website address is finra.org. An investor brochure that includes information describing the BrokerCheck program may be obtained from FINRA. The FINRA BrokerCheck hotline number is 800 289-9999. FINRA does not charge a fee for the BrokerCheck program Services.

THANK YOU

for reviewing this prospectus. You should also review the fund prospectus for the portfolio underlying each Subaccount variable Investment Option you wish to select.

IF YOU HAVE QUESTIONS,

about the Policy described in this prospectus, or wish to request a Statement of Additional Information,

contact your sales representative, email,

write or telephone us at the following:

Ameritas Life Insurance Corp.

Service Center

P.O. Box 81889

Lincoln, Nebraska 68501

or

5900 O Street

Lincoln, Nebraska 68510

Toll-Free Telephone: 800-745-1112

Fax: 402-467-7335

Interfund Transfer Request Fax: 402-467-7923

Website: ameritas.com

Email: clientservices@ameritas.com

REMEMBER, THE CORRECT FORM is important for us to process your Policy elections and changes accurately. Many service forms can be found when you access your account through our website. Or, call us at our toll-free number and we will send you the form you need.

© 2026 Ameritas Life Insurance Corp.	SEC Registration # 811-04473
Class /Contract # C000050473
File # 333-142494
Overture Ovation!	63

Statement of Additional Information: May 1, 2026
to accompany Policy Prospectuses listed below.

Variable Life Insurance Policies:
Overture Life SPVUL	Corporate Benefit VUL
Univar	Overture Ovation!
Overture Applause!	Overture Viva!
Overture Applause! II	Protector hVUL
Overture Encore!	Excel Performance VUL
Overture Bravo!	Ameritas Performance II VUL
offered through
Ameritas Variable Separate Account V

TABLE OF CONTENTS	PAGE

Contacting Us. To have questions answered or to send additional premium, contact your sales representative or write or call us at:

Ameritas Life Insurance Corp.

Service Center

P.O. Box 81889

Lincoln, Nebraska 68501

Or

5900 O Street

Lincoln, Nebraska 68510

Telephone: 800-745-1112

Fax: 402-467-7335

ameritas.com

Express mail packages should be sent to our street address, not our P.O. Box address.

GENERAL INFORMATION AND HISTORY	1
SERVICES

UNDERWRITER	2
DISTRIBUTION OF THE POLICY

MORE INFORMATION ON CHARGES	3

DISTRIBUTION OF MATERIALS	4
ADVERTISING
PERFORMANCE DATA
LICENSING AGREEMENT

FINANCIAL STATEMENTS	5

Ameritas® and the bison design are registered service marks of Ameritas Life Insurance Corp.

This Statement of Additional Information is not a prospectus. It contains information in addition to that set forth in the Policy prospectus and should be read together with the prospectus. The Policy prospectus may be obtained from our Service Center by writing us at P.O. Box 81889, Lincoln, Nebraska 68501, by e-mailing us or accessing it through our website at ameritas.com/prospectuses or by calling us at 800-745-1112. Defined terms used in the current prospectus for the Policies are incorporated in this Statement of Additional Information.

GENERAL INFORMATION AND HISTORY

Ameritas Variable Separate Account V (referred to as the "Separate Account" or the "Registrant") is a separate investment account of Ameritas Life Insurance Corp. ("We, us, our, Ameritas Life, Depositor"). We are engaged in the business of issuing life insurance, annuities, individual disability income insurance, group dental, vision and hearing care insurance, retirement plans and 401(k) plans throughout the United States (except New York). We are a stock life insurance company organized under the insurance laws of the State of Nebraska since 1887. We are wholly owned by Ameritas Holding Company ("AHC"), a Nebraska stock insurance holding company. AHC is wholly owned by Ameritas Mutual Holding Company ("Ameritas"), a Nebraska mutual insurance holding company. Ameritas is a diversified family of financial services businesses. For a complete list of the Ameritas companies and their products and services, visit the Ameritas website at ameritas.com. Each Ameritas company is solely responsible for its own financial condition and contractual obligations.

The Registrant is a segregated asset account of Ameritas Life established to receive and invest your Premiums. Ameritas Life established the Separate Account on August 28, 1985, under the laws of the State of Nebraska, in accordance with resolutions set forth by the Ameritas Life Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940, as amended. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

SERVICES

Affiliates of Ameritas Life may provide administrative services, including but not limited to third party administrative services, policy administration and other operation support services, claims administration, and development and maintenance of software, to Ameritas Life relating to policies offered by its separate accounts, including the Separate Account. On October 1, 2021, Ameritas Life entered into a Fourth Amended and Restated General Administrative Services Agreement (the "Agreement"), under which administrative services relating to policies offered by the Ameritas Life separate accounts may be provided by affiliates of Ameritas Life. The parties to the Agreement are Ameritas Life, AHC, Ameritas Investment Partners, Inc., Ameritas Investment Company, LLC, Variable Contract Agency, LLC, Ameritas Advisory Services, LLC, Select Benefits Group, LLC dba Dental Select and Ameritas Bluestar Retirement Services, LLC.

Ameritas Separate Account V	1	Statement of Additional Information

At the time of the Agreement, all parties to the Agreement were wholly owned subsidiaries of AHC or Ameritas Life. Ameritas Bluestar Retirement Services, LLC and Select Benefits Group, LLC dba Dental Select have since been dissolved. Ameritas Life made no payments for administrative services provided by affiliated companies in 2023, 2024 or 2025.

Matters of state and federal law pertaining to the policies have been reviewed by the Ameritas Life legal staff.

UNDERWRITER

The Policies listed above, and offered through the Separate Account, are no longer offered for new sales. Ameritas Investment Company, LLC, ("AIC" or “Underwriter”) entered into contracts with various broker-dealers ("Distributors") to distribute policies. AIC is a wholly owned subsidiary of ours, 5900 O Street, Lincoln, Nebraska 68510 (formerly Ameritas Investment Corp. which served as underwriter until its conversion to a limited liability company in January, 2020).

YEAR:	2023	2024	2025
Variable life insurance commission the Depositor paid to the Underwriter that was paid to other broker-dealers and representatives (not kept by the Underwriter.)	$2,005,378	$1,861,340	$1,462,492
Variable life insurance compensation earned and kept by the Underwriter.	$0	$0	$0
Fees the Depositor paid to the Underwriter for variable life insurance Principal Underwriter services.	$670,831	$719,883	$1,224,770

DISTRIBUTION OF THE POLICY

The Policies listed above, and offered through the Separate Account, are no longer offered for new sales.

We pay commissions for the sale of the Policies. Our Underwriter and affiliate, AIC enters into contracts with its own representatives to sell Policies and with various unaffiliated broker-dealers ("Distributors") to also distribute Policies through their own representatives. Because representatives of Distributors are also insurance agents for other Ameritas Life products, as well as for Ameritas Life Insurance Corp. of New York (collectively "Ameritas companies"), they may be eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that Ameritas companies offer. These programs may include conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements. Sales of the Policies may help representatives qualify for such benefits. Representatives may receive other payments from Ameritas companies for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services. In addition, the Distributor's representatives who meet certain Ameritas companies productivity, persistency and length of service standards may be eligible for additional compensation. These benefits, programs or payments do not result in any additional charges under the Policy other than those described in the prospectus CHARGES sections.

Distribution Compensation for Currently Sold Products

The Policies listed above, and offered through the Separate Account, are no longer offered for new sales.

Distribution Compensation for Products No Longer Being Sold

Ameritas Performance II VUL: We pay commissions for the sale of the Policies. The maximum commissions payable are: 120% of premiums up to the target premium and 4.80% of premiums above that amount paid in the first Policy Year; 6.27% of premium paid in Policy Years 2 through 10; and 2.28% of premium paid thereafter as a service fee. For an increase in specified amount, we will pay first-year commission on any increase in Planned Periodic Premium that occurs during the Policy Year of the increase in specified amount. Substandard risks and riders, to the extent they affect target premiums, may result in additional compensation. We will pay agents commissions after the first year, called "trail" commissions, up to a maximum annual rate of 0.20% of unborrowed account value. Additional amounts may be paid and expenses may be reimbursed based on various factors. Other selling broker-dealers will share commissions and additional amounts received for sales of the Policies with their sales representatives involved in the sales in accordance with their rules and policies for compensating sales representatives.

Excel Performance VUL: If the Accounting Benefit Rider ("ABR") is not selected, the maximum commissions payable are: 105% of premiums up to the target premium and 4% of premiums above that amount paid in the first Policy Year; 4% of premium paid in Policy Years 2 through 10; and 2% of premium paid thereafter as a service fee. If the ABR is selected, the maximum commissions payable are: 105% of first-year premium allocated to the base Policy up to the base Policy target premium; 35% of first-year premium allocated to the ABR up to the ABR target premium; 4% of first-year premium in excess of the sum of the base and ABR target premiums; 25% of premium allocated to the ABR up to the ABR target premium in each of Policy Years 2 through 5; 4% of premium on any additional premium paid in each of Policy Years 2 through 5; 4% of premium paid in Policy Years 6 through 10; and 2% of premium paid thereafter as a service fee. The Supplemental Coverage Rider ("SCR") does not affect target premium and does not have premiums allocated to it. For an increase in specified amount, we will pay first-year commission on any increase in Planned Periodic Premium that occurs during the Policy Year of the increase in specified amount. Substandard risks and riders, to the extent they affect target premiums, may result in additional compensation. We will pay agents commissions after the first year, called "trail" commissions, up to a maximum annual rate of 0.25% of unborrowed account value. Additional amounts may be paid and expenses may be reimbursed based on various factors.

Ameritas Separate Account V	2	Statement of Additional Information

Overture Applause!, Overture Applause! II, and Overture Encore!: During the first Policy Year, the commission may equal an amount up to 100% (105% for Encore!) of the first year target premium paid plus the first year cost of any riders and 4% for premiums paid in excess of the first year target premium.

For Policy Years two through seven, the commission may equal an amount up to 4% (2% for Encore!) of premiums paid. Broker-dealers may also receive a service fee up to an annualized rate of 0.25% of the Accumulation Value beginning in the eighth Policy Year.

Overture Life SPVUL: During the first Policy Year, the commission may equal an amount up to 105% of the first year target premium paid plus the first year cost of any riders and 4% for premiums paid in excess of the first year target premium. For Policy Years two through seven, the commission may equal an amount up to 4% of premiums paid. Broker-dealers may also receive a service fee up to an annualized rate of 0.25% of the Accumulation Value beginning in the eighth Policy Year.

Corporate Benefit VUL: During the first Policy Year, the commission may equal an amount up to 30% of premium in the first year and up to 12% of premium in renewal years. Broker-dealers may also receive a service fee up to an annualized rate of 0.25% of the Accumulation Value beginning in the sixth Policy Year.

Overture Viva!: Commission may equal an amount up to 140% of premium in the first year and up to 13% of premium in renewal years. Broker-dealers may also receive a service fee up to an annualized rate of 0.5% of the Policy value beginning in the fifth Policy Year.

Overture Bravo!: During the first Policy Year, the commission may equal an amount up to 105% of the first year target premium paid plus the first year cost of any riders and 4% for premiums paid in excess of the first year target premium. For Policy Years two through seven, the commission may equal an amount up to 4% of premiums paid. Broker-dealers may also receive a service fee up to an annualized rate of 0.25% of the Accumulation Value beginning in the eighth Policy Year.

Overture Ovation!: During the first Policy Year, the commission may equal an amount up to 117% of the first year target premium paid plus the first year cost of any riders and 5% for premiums paid in excess of the first year target premium. For Policy Years two through seven, the commission may equal an amount up to 4% of premiums paid. Broker-dealers may also receive a service fee up to an annualized rate of 0.25% of the accumulation value beginning in the eighth Policy Year.

Protector hVUL: Commission may equal an amount up to 105% of premium in the first year and up to 3% of premium in renewal years. Broker-dealers may also receive a service fee up to an annualized rate of 0.25% of the Policy value beginning in the fifth Policy Year.

MORE INFORMATION ON CHARGES

Waiver of Certain Charges

When the Policy is sold in a manner that results in savings of sales or administrative expenses, we reserve the right to waive all or part of any fee we charge under the Policy (excluding charges charged by the portfolios). Factors we consider include one or more of the following: size and type of group to whom the Policy is issued; amount of expected premiums; relationship with us (employee of us or an affiliated company, receiving distributions or making transfers from other policies we or one of our affiliates issue, or transferring amounts held under qualified retirement plans we or one of our affiliates sponsor); type and frequency of administrative and sales services provided; or level of annual maintenance fee and withdrawal charges. Any fee waiver will not discriminate unfairly against protected classes of individuals and will be done according to our rules in effect at the time the Policy is issued. We reserve the right to change these rules. The right to waive any charges may be subject to State approval.

Underwriting Procedure

The Policy’s cost of insurance depends upon the insured’s gender, issue age, risk class, specified amount, and length of time the Policy has been in force. The rates will vary depending upon tobacco use and other risk factors. For Ameritas Performance II VUL, guaranteed cost of insurance rates are based on the gender-distinct 2017 Commissioners Standard Ordinary Age Nearest Birthday Ultimate Mortality Tables. Attained ages 18 and greater will follow smoker-distinct rates while attained ages 0-17 will follow composite rates. For the Excel Performance VUL and Protector hVUL, guaranteed cost of insurance rates are based on the gender-distinct, smoker-distinct 2001 Commissioners Standard Ordinary Age Nearest Birthday Ultimate Mortality Tables. For all other Policies, the guaranteed cost of insurance rates are based on the insured’s attained age and are equal to the 1980 Insurance Commissioners Standard Ordinary Male and Female Mortality Tables without smoker distinction. The maximum rates for the table-rated substandard insureds are based on a multiple (shown in the schedule pages of the Policy) of the above rates. We may add flat extra ratings to reflect higher mortality risk. Any change in the cost of insurance rates will apply to all insureds of the same age, gender, risk class and whose Policies have been in effect for the same length of time.

The cost of insurance rates, Policy charges, and payment options for Policies issued in Montana, and perhaps other states or in connection with certain employee benefit arrangements, are issued on a gender-neutral (unisex) basis. The unisex rates will be higher than those applicable to females and lower than those applicable to males.

Ameritas Separate Account V	3	Statement of Additional Information

If the rating class for any increase in the specified amount of insurance coverage is not the same as the rating class at issue, the cost of insurance rate used after such increase will be a composite rate based upon a weighted average of the rates of the different rating classes. Decreases may be reflected in the cost of insurance rate, as discussed earlier.

Actual charges made during the Policy Year will be shown in the annual report delivered to Policy Owners.

DISTRIBUTION OF MATERIALS

We will distribute proxy statements, updated prospectuses and other materials to you from time to time. In order to achieve cost savings, we may send consolidated mailings to several owners with the same last name who share a common address or post office box.

ADVERTISING

From time to time, we may advertise performance information for the Subaccounts and their underlying portfolios. We may also advertise ratings, rankings or other information related to us, the Subaccounts or the underlying portfolios.

We may provide hypothetical illustrations of Policy value, Cash Surrender Value and death benefit based on historical investment returns of the underlying portfolios for a sample Policy based on assumptions as to age, gender and risk class of the insured, and other Policy-specific assumptions.

We may also provide individualized hypothetical illustrations calculated in the same manner as stated above but based upon factors particular to your Policy.

PERFORMANCE DATA

From time to time, we may advertise performance for the Subaccount variable investment options. Performance data is available on our website and is authorized for use with prospective investors only when accompanied or preceded by current product and fund prospectuses containing detailed information about the Policy, investment options, limitations and risks.

Performance returns reflect fees and charges assessed by the fund companies and current mortality and expenses and administrative risk charges deducted from separate account assets. Some portfolio advisers have agreed to limit their expenses; without these limits, performance would have been lower. The returns shown on our website do not reflect the Policy’s transaction fees and periodic charges. If these fees and charges were deducted, the performance quoted would be lower. Yields shown are typically annualized yields. This means the income generated during the measured seven days is assumed to be generated each week over a 52-week period, and not reinvested, and is shown as a percentage of the investment.

We encourage you to obtain a personalized illustration which reflects all charges of the Policy and the impact of those charges upon performance; contact your registered representative or us to obtain an illustration based upon your specific situation. See the Policy prospectus for detailed information about Policy charges and portfolio prospectuses for each portfolio’s expenses.

For periods prior to the date the Policy Subaccount began operation, performance data will be calculated based on the performance of the underlying portfolio and the assumption that the Subaccounts were in existence for the same periods as those indicated for the underlying portfolio with the level of Policy charges that were in effect at the inception of the Subaccount.

Past performance is no guarantee of future results. The return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

LICENSING AGREEMENT

The Policy is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the Owners of the Policy or any member of the public regarding the advisability of investing in securities generally or in the Policy particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee ("Ameritas Life") is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the product. S&P has no obligation to take the needs of the Licensee or the Owners of the Policy into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Policy or the timing of the issuance or sale of the product or in the determination or calculation of the equation by which the Policy is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Policy.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE POLICY, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Ameritas Separate Account V	4	Statement of Additional Information

FINANCIAL STATEMENTS

The balance sheets – statutory basis of Ameritas Life Insurance Corp., a wholly owned subsidiary of Ameritas Holding Company, which is a wholly owned subsidiary of Ameritas Mutual Holding Company, as of December 31, 2025 and 2024, and the related summary of operations and changes in capital and surplus – statutory basis and statements of cash flows – statutory basis for each of the three years in the period ended December 31, 2025 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and the statements of net assets of each of the subaccounts of Ameritas Variable Separate Account V as of December 31, 2025, and the related statements of operations for the period then ended, the statements of changes in net assets for each of the periods in the two years then ended and the financial highlights for each of the periods in the five years then ended, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein.

Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 1100 Capitol Avenue, Suite 300, Omaha, NE 68102.

Our financial statements bear only on our ability to meet our obligations under the Policy, and should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Ameritas Separate Account V	5	Statement of Additional Information

AMERITAS VARIABLE SEPARATE ACCOUNT V

FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025

AND FOR EACH OF THE PERIODS IN THE TWO YEARS THEN ENDED
AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyowners of Ameritas Variable Separate Account V

and the Board of Directors of Ameritas Life Insurance Corp.

Lincoln, Nebraska

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of net assets for each of the subaccounts of Ameritas Variable Separate Account V (the “Account”) listed in Note 1 as of December 31, 2025, the related statements of operations, the statements of changes in net assets, the financial highlights, and the related notes for the periods presented in Note 1 (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the subaccounts constituting the Account as of December 31, 2025, and the results of their operations, the changes in their net assets, and the financial highlights for periods presented in Note 1 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on the subaccounts’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The subaccounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the subaccounts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Omaha, Nebraska

March 19, 2026

We have served as the Account’s auditor since 1986.

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FS-3

AMERITAS VARIABLE SEPARATE ACCOUNT V
STATEMENTS OF NET ASSETS
DECEMBER 31, 2025

ASSETS
INVESTMENTS AT FAIR VALUE:

Fidelity(R) Variable Insurance Products (Fidelity):
Fidelity(R) VIP Equity-Income Portfolio(SM), Initial Class (Equity-Income IC) -
980,725.342 shares at $29.43 per share (cost $23,131,443)	$28,862,747
Fidelity(R) VIP Equity-Income Portfolio(SM), Service Class (Equity-Income SC) -
13,907.923 shares at $29.16 per share (cost $328,409)	405,555
Fidelity(R) VIP Growth Portfolio, Initial Class (Growth IC) -
653,054.325 shares at $97.72 per share (cost $49,461,343)	63,816,469
Fidelity(R) VIP Growth Portfolio, Service Class (Growth SC) -
14,976.602 shares at $96.56 per share (cost $1,130,392)	1,446,141
Fidelity(R) VIP High Income Portfolio, Initial Class (High Income IC) -
2,582,759.734 shares at $4.88 per share (cost $13,521,008)	12,603,868
Fidelity(R) VIP High Income Portfolio, Service Class (High Income SC) -
30,754.137 shares at $4.84 per share (cost $161,093)	148,850
Fidelity(R) VIP Overseas Portfolio, Initial Class (Overseas IC) -
417,807.210 shares at $27.52 per share (cost $9,323,079)	11,498,054
Fidelity(R) VIP Overseas Portfolio, Service Class (Overseas SC) -
4,280.599 shares at $27.32 per share (cost $97,241)	116,946
Fidelity(R) VIP Asset Manager 50% Portfolio, Initial Class (Asset Mgr. IC) -
581,505.949 shares at $17.62 per share (cost $9,010,048)	10,246,135
Fidelity(R) VIP Asset Manager 50% Portfolio, Service Class (Asset Mgr. SC) -
2,936.371 shares at $17.39 per share (cost $45,671)	51,063
Fidelity(R) VIP Investment Grade Bond Portfolio, Initial Class (Inv. Bond IC) -
1,069,118.870 shares at $11.36 per share (cost $13,282,422)	12,145,190
Fidelity(R) VIP Contrafund(SM) Portfolio, Initial Class (Contrafund IC) -
873,049.018 shares at $59.89 per share (cost $36,070,518)	52,286,906
Fidelity(R) VIP Contrafund(SM) Portfolio, Service Class (Contrafund SC) -
30,658.003 shares at $59.33 per share (cost $1,278,144)	1,818,939
Fidelity(R) VIP Asset Manager 70% Portfolio, Initial Class (Asset Mgr. Gr. IC) -
96,411.133 shares at $25.87 per share (cost $1,757,587)	2,494,156
Fidelity(R) VIP Asset Manager 70% Portfolio, Service Class (Asset Mgr. Gr. SC) -
13,873.444 shares at $25.57 per share (cost $251,284)	354,744
Fidelity(R) VIP Mid Cap Portfolio, Initial Class (Mid Cap IC) -
89,609.112 shares at $37.51 per share (cost $3,249,242)	3,361,238
Fidelity(R) VIP Strategic Income Portfolio, Initial Class (Strategic IC) -
10,321.028 shares at $11.23 per share (cost $114,690)	115,905
Fidelity(R) VIP Government Money Market Portfolio, Initial Class (Money Market) -
22,514,848.320 shares at $1.00 per share (cost $22,514,848)	22,514,848
The Alger Portfolios (Alger):
Alger Balanced Portfolio, Class I-2 (Balanced) -
329,234.666 shares at $22.56 per share (cost $5,282,318)	7,427,534

The accompanying notes are an integral part of these financial statements.

FS-4

AMERITAS VARIABLE SEPARATE ACCOUNT V
STATEMENTS OF NET ASSETS
DECEMBER 31, 2025

ASSETS, continued
INVESTMENTS AT FAIR VALUE:

The Alger Portfolios (Alger), continued:
Alger Capital Appreciation Portfolio, Class I-2 (Capital App) -
80,053.718 shares at $128.85 per share (cost $7,325,564)	$10,314,922
MFS(R) Variable Insurance Trust (MFS):
MFS(R) Utilities Series Portfolio, Initial Class (Utilities) -
245,823.605 shares at $37.73 per share (cost $7,377,890)	9,274,925
MFS(R) New Discovery Series Portfolio, Initial Class (New Discovery) -
347,221.439 shares at $15.60 per share (cost $5,777,073)	5,416,654
MFS(R) Total Return Series Portfolio, Initial Class (Total Return) -
48,017.997 shares at $23.33 per share (cost $1,102,180)	1,120,260
MFS(R) Value Series Portfolio, Initial Class (Value) -
46,100.475 shares at $22.26 per share (cost $974,248)	1,026,197
MFS(R) Variable Insurance Trust II (MFS):
MFS(R) Income Portfolio, Initial Class (Strategic) -
216,586.848 shares at $8.54 per share (cost $2,021,282)	1,849,652
MFS(R) Research International Portfolio, Initial Class (Research) -
374,809.129 shares at $20.61 per share (cost $6,078,098)	7,724,816
MFS(R) Variable Insurance Trust III (MFS):
MFS(R) Global Real Estate Portfolio, Initial Class (Global Real Estate) -
1,370.391 shares at $12.69 per share (cost $17,907)	17,390
Morgan Stanley Variable Insurance Fund, Inc. (Van Kampen):
Morgan Stanley VIF Emerging Markets Equity Portfolio, Class I (Emerging Markets) -
688,317.202 shares at $17.57 per share (cost $9,876,244)	12,093,733
Morgan Stanley VIF Global Strategist Portfolio, Class I (Intl. Magnum) -
146,888.063 shares at $10.44 per share (cost $1,448,710)	1,533,511
Calvert Variable Series, Inc. (Calvert):
Calvert VP SRI Balanced Portfolio, Class I (Balanced) -
721,247.984 shares at $2.850 per share (cost $1,690,518)	2,055,557
Calvert VP SRI Mid Cap Portfolio (Mid Cap) -
17,376.772 shares at $26.47 per share (cost $491,110)	459,963
Lincoln Variable Insurance Products Trust (Lincoln):
LVIP American Century Disciplined Core Value Fund Portfolio, Standard Class II
(Disciplined Core Value II) -
1,679,589.684 shares at $9.680 per share (cost $13,713,423)	16,258,428
LVIP American Century Value Fund Portfolio, Standard Class II (Value II) -
6,581.742 shares at $12.919 per share (cost $79,061)	85,030
LVIP American Century Mid Cap Value Fund Portfolio, Standard Class II (Mid Cap Value II) -
545,808.220 shares at $19.349 per share (cost $10,528,909)	10,560,843

The accompanying notes are an integral part of these financial statements.

FS-5

AMERITAS VARIABLE SEPARATE ACCOUNT V
STATEMENTS OF NET ASSETS
DECEMBER 31, 2025

ASSETS, continued
INVESTMENTS AT FAIR VALUE:

AIM Variable Insurance Funds (AIM):
Invesco V.I. EQV International Equity Fund Portfolio, Series I (Intl. Growth) -
190,433.644 shares at $36.11 per share (cost $6,388,988)	$6,876,559
Invesco V.I. Global Real Estate Fund Portfolio, Series I (Global) -
56,783.240 shares at $14.16 per share (cost $867,729)	804,051
Invesco V.I. Small Cap Equity Fund Portfolio, Series I (Small Cap) -
49,082.982 shares at $20.06 per share (cost $912,802)	984,605
Invesco V.I. Global Core Equity Fund Portfolio, Series I (Global Value) -
283,598.464 shares at $11.79 per share (cost $2,902,721)	3,343,626
Invesco V.I. Discovery Mid Cap Growth Fund Portfolio, Series I (Discovery Mid Cap) -
28,922.572 shares at $75.21 per share (cost $2,215,447)	2,175,267
Invesco V.I. Global Fund Portfolio, Series I (Global Securities) -
116,118.587 shares at $37.95 per share (cost $4,500,024)	4,406,700
Calvert Variable Trust, Inc. (Summit):
CVT S&P MidCap 400 Index Portfolio, Class I (S&P MidCap) -
341,035.534 shares at $127.43 per share (cost $32,404,666)	43,458,158
CVT Russell 2000 Small Cap Index Portfolio, Class I (Russell Small Cap) -
394,833.483 shares at $90.62 per share (cost $29,858,636)	35,779,810
CVT Nasdaq 100 Index Portfolio, Class I (Nasdaq-100 Index) -
142,717.986 shares at $197.98 per share (cost $13,359,759)	28,255,307
CVT EAFE International Index Portfolio, Class I (EAFE Intl.) -
134,530.727 shares at $122.51 per share (cost $11,342,116)	16,481,359
CVT Investment Grade Bond Index Portfolio, Class I (Barclays) -
210,244.546 shares at $49.29 per share (cost $11,164,207)	10,362,954
CVT S&P 500 Index Portfolio (S&P 500) -
689,504.840 shares at $213.87 per share (cost $93,396,496)	147,464,400
CVT Volatility Managed Moderate Portfolio, Class F (Moderate) -
186,291.560 shares at $17.22 per share (cost $3,192,012)	3,207,941
CVT Volatility Managed Growth Portfolio, Class F (Growth) -
2,115.587 shares at $19.49 per share (cost $42,592)	41,233
CVT Volatility Managed Moderate Growth Portfolio, Class F (Mod. Growth) -
330,512.754 shares at $19.46 per share (cost $5,984,184)	6,431,778
Third Avenue Variable Series Trust (Third Avenue):
Third Avenue Value Portfolio (Value) -
515,482.516 shares at $25.04 per share (cost $10,104,979)	12,907,682
BNY Mellon Investment Portfolios (Dreyfus):
BNY Mellon MidCap Stock Portfolio, Service Shares (MidCap) -
79,327.204 shares at $20.20 per share (cost $1,373,818)	1,602,410

The accompanying notes are an integral part of these financial statements.

FS-6

AMERITAS VARIABLE SEPARATE ACCOUNT V
STATEMENTS OF NET ASSETS
DECEMBER 31, 2025

ASSETS, continued
INVESTMENTS AT FAIR VALUE:

Deutsche DWS Variable Series II (Scudder):
DWS Small Mid Cap Value VIP Portfolio, Class A (Small Mid Value) -
150,797.147 shares at $14.09 per share (cost $1,988,869)	$2,124,732
DWS International Opportunities VIP Portfolio, Class A (Thematic) -
18,350.953 shares at $19.22 per share (cost $298,366)	352,705
Deutsche DWS Variable Series I (Scudder):
DWS Capital Growth VIP Portfolio, Class A (Capital Growth) -
17,364.429 shares at $42.96 per share (cost $619,531)	745,976
Neuberger Berman Advisers Management Trust (Neuberger Berman):
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio, Class I (Regency) -
39,136.143 shares at $16.41 per share (cost $652,535)	642,224
Neuberger Berman AMT Quality Equity Portfolio, Class I (Equity) -
9,401.104 shares at $42.76 per share (cost $289,389)	401,991
T. Rowe Price Equity Series, Inc. (T. Rowe):
T. Rowe Price Blue Chip Growth Portfolio-II (Blue Chip) -
334,109.265 shares at $60.72 per share (cost $12,491,702)	20,287,115
T. Rowe Price Equity Income Portfolio-II (Equity Income) -
10,150.658 shares at $28.66 per share (cost $284,406)	290,918
Franklin Templeton Variable Insurance Products Trust (Franklin Templeton):
Franklin Income VIP Fund Portfolio, Class 2 (Income) -
37,011.429 shares at $15.16 per share (cost $542,549)	561,093
Templeton Global Bond VIP Fund Portfolio, Class 2 (Global Bond) -
300,893.147 shares at $13.17 per share (cost $4,446,397)	3,962,763
Ivy Variable Insurance Portfolios (Ivy):
Nomura VIP Science and Technology Series Portfolio, Service Class (Science) -
95,035.472 shares at $32.6600 per share (cost $2,423,296)	3,103,859
Nomura VIP Balanced Series Portfolio, Service Class (Balanced) -
40,541.165 shares at $6.5300 per share (cost $253,320)	264,734
PIMCO Variable Insurance Trust (Pimco):
PIMCO Total Return Portfolio, Administrative Class (Total Return) -
238,643.425 shares at $9.45 per share (cost $2,451,574)	2,255,180
PIMCO Low Duration Portfolio, Administrative Class (Low Duration) -
95,426.678 shares at $9.78 per share (cost $946,414)	933,273
PIMCO Real Return Portfolio, Advisor Class (Real Return) -
4,965.050 shares at $12.01 per share (cost $61,940)	59,630
ALPS Variable Investment Trust (Ibbotson):
Morningstar Balanced ETF Asset Allocation Portfolio, Class II (Balanced) -
81,155.458 shares at $11.25 per share (cost $901,071)	912,999

The accompanying notes are an integral part of these financial statements.

FS-7

AMERITAS VARIABLE SEPARATE ACCOUNT V
STATEMENTS OF NET ASSETS
DECEMBER 31, 2025

ASSETS, continued
INVESTMENTS AT FAIR VALUE:

ALPS Variable Investment Trust (Ibbotson), continued:
Morningstar Growth ETF Asset Allocation Portfolio, Class II (Growth) -
28,610.730 shares at $13.35 per share (cost $354,831)	$381,953
Morningstar Income and Growth ETF Asset Allocation Portfolio, Class II (Income) -
34,353.390 shares at $10.41 per share (cost $364,507)	357,619
American Funds Insurance Series(R) (American Funds):
American Funds(R) IS New World Fund Portfolio, Class 2 (IS New World) -
3,267.090 shares at $32.03 per share (cost $88,932)	104,645

NET ASSETS REPRESENTING EQUITY OF POLICYOWNERS	$673,834,418

The accompanying notes are an integral part of these financial statements.

FS-8

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Fidelity
	Equity-Income
	IC

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$491,975
Mortality and expense risk charge	(123,711)
Net investment income(loss)	368,264

Realized gain(loss) on investments:
Net realized gain distributions	1,521,827
Net realized gain(loss) on sale of fund shares	473,094
Net realized gain(loss)	1,994,921

Change in unrealized appreciation/depreciation	2,257,754

Net increase(decrease) in net assets resulting
from operations	$4,620,939

	Equity-Income IC

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$368,264	$339,985
Net realized gain(loss)	1,994,921	1,882,805
Net change in unrealized appreciation/depreciation	2,257,754	1,316,100
Net increase(decrease) in net assets resulting
from operations	4,620,939	3,538,890

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	705,560	725,917
Subaccounts transfers (including fixed account), net	(156,537)	(462,495)
Transfers for policyowner benefits and terminations	(1,567,630)	(909,087)
Policyowner maintenance charges	(979,081)	(1,024,441)
Net increase(decrease) from policyowner transactions	(1,997,688)	(1,670,106)

Total increase(decrease) in net assets	2,623,251	1,868,784
Net assets at beginning of period	26,239,496	24,370,712
Net assets at end of period	$28,862,747	$26,239,496

The accompanying notes are an integral part of these financial statements.

FS-9

Fidelity
Equity-Income
SC		Growth IC		Growth SC

2025		2025		2025

$6,577		$176,169		$2,812
(1,708)		(326,376)		(6,325)
4,869		(150,207)		(3,513)

21,462		7,822,387		180,436
4,755		1,700,866		48,280
26,217		9,523,253		228,716

33,969		(1,045,752)		(40,674)

$65,055		$8,327,294		$184,529

Equity-Income SC		Growth IC		Growth SC

2025	2024	2025	2024	2025	2024

$4,869	$4,457	$(150,207)	$(308,160)	$(3,513)	$(6,128)
26,217	24,003	9,523,253	14,609,329	228,716	329,245
33,969	17,063	(1,045,752)	(144,883)	(40,674)	14,513

65,055	45,523	8,327,294	14,156,286	184,529	337,630

11,579	10,231	1,029,591	1,027,714	7,384	8,228
(345)	12,539	(1,564,095)	425,193	(129,681)	10,679
(9,238)	(7,307)	(2,548,896)	(2,274,942)	(388)	(5,281)
(14,656)	(16,270)	(1,825,028)	(1,869,337)	(59,191)	(57,892)
(12,660)	(807)	(4,908,428)	(2,691,372)	(181,876)	(44,266)

52,395	44,716	3,418,866	11,464,914	2,653	293,364
353,160	308,444	60,397,603	48,932,689	1,443,488	1,150,124
$405,555	$353,160	$63,816,469	$60,397,603	$1,446,141	$1,443,488

FS-10

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Fidelity
	High Income
	IC

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$792,038
Mortality and expense risk charge	(41,748)
Net investment income(loss)	750,290

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	(89,684)
Net realized gain(loss)	(89,684)

Change in unrealized appreciation/depreciation	486,115

Net increase(decrease) in net assets resulting
from operations	$1,146,721

	High Income IC

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$750,290	$664,348
Net realized gain(loss)	(89,684)	(53,746)
Net change in unrealized appreciation/depreciation	486,115	340,562
Net increase(decrease) in net assets resulting
from operations	1,146,721	951,164

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	583,407	599,478
Subaccounts transfers (including fixed account), net	58,120	432,763
Transfers for policyowner benefits and terminations	(705,882)	(413,614)
Policyowner maintenance charges	(513,465)	(546,010)
Net increase(decrease) from policyowner transactions	(577,820)	72,617

Total increase(decrease) in net assets	568,901	1,023,781
Net assets at beginning of period	12,034,967	11,011,186
Net assets at end of period	$12,603,868	$12,034,967

The accompanying notes are an integral part of these financial statements.

FS-11

Fidelity
High Income
SC		Overseas IC		Overseas SC

2025		2025		2025

$9,340		$180,630		$1,773
(647)		(50,278)		(523)
8,693		130,352		1,250

-		1,007,215		10,342
(1,154)		549,872		3,389
(1,154)		1,557,087		13,731

6,052		398,488		5,719

$13,591		$2,085,927		$20,700

High Income SC		Overseas IC		Overseas SC

2025	2024	2025	2024	2025	2024

$8,693	$7,362	$130,352	$129,485	$1,250	$1,377
(1,154)	(1,471)	1,557,087	716,971	13,731	8,759
6,052	4,995	398,488	(355,172)	5,719	(5,871)

13,591	10,886	2,085,927	491,284	20,700	4,265

8,558	6,680	437,216	379,700	2,936	1,554
1,280	2,552	(440,482)	45,289	(290)	13,631
-	(42)	(580,970)	(494,063)	(283)	(5,470)
(14,656)	(13,170)	(448,547)	(441,929)	(14,742)	(12,864)
(4,818)	(3,980)	(1,032,783)	(511,003)	(12,379)	(3,149)

8,773	6,906	1,053,144	(19,719)	8,321	1,116
140,077	133,171	10,444,910	10,464,629	108,625	107,509
$148,850	$140,077	$11,498,054	$10,444,910	$116,946	$108,625

FS-12

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Fidelity

	Asset Mgr. IC

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$246,834
Mortality and expense risk charge	(61,055)
Net investment income(loss)	185,779

Realized gain(loss) on investments:
Net realized gain distributions	453,056
Net realized gain(loss) on sale of fund shares	75,902
Net realized gain(loss)	528,958

Change in unrealized appreciation/depreciation	617,938

Net increase(decrease) in net assets resulting
from operations	$1,332,675

	Asset Mgr. IC

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$185,779	$175,390
Net realized gain(loss)	528,958	129,082
Net change in unrealized appreciation/depreciation	617,938	431,096
Net increase(decrease) in net assets resulting
from operations	1,332,675	735,568

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	341,152	357,722
Subaccounts transfers (including fixed account), net	(262,016)	(241,840)
Transfers for policyowner benefits and terminations	(264,077)	(290,642)
Policyowner maintenance charges	(570,843)	(571,734)
Net increase(decrease) from policyowner transactions	(755,784)	(746,494)

Total increase(decrease) in net assets	576,891	(10,926)
Net assets at beginning of period	9,669,244	9,680,170
Net assets at end of period	$10,246,135	$9,669,244

The accompanying notes are an integral part of these financial statements.

FS-13

Fidelity

Asset Mgr. SC		Inv. Bond IC		Contrafund IC

2025		2025		2025

$1,224		$426,511		$68,590
(216)		(33,305)		(213,411)
1,008		393,206		(144,821)

2,184		-		7,839,849
181		(102,447)		1,896,689
2,365		(102,447)		9,736,538

3,086		504,369		(245,996)

$6,459		$795,128		$9,345,721

Asset Mgr. SC		Inv. Bond IC		Contrafund IC

2025	2024	2025	2024	2025	2024

$1,008	$877	$393,206	$369,817	$(144,821)	$(114,862)
2,365	404	(102,447)	(46,426)	9,736,538	7,276,886
3,086	2,040	504,369	(155,369)	(245,996)	4,870,299

6,459	3,321	795,128	168,022	9,345,721	12,032,323

1,078	1,078	652,851	668,962	1,551,570	1,439,704
(147)	1,588	285,729	989,447	(1,674,886)	(350,235)
-	-	(632,024)	(391,438)	(1,853,191)	(1,802,150)
(2,330)	(2,017)	(625,669)	(637,879)	(1,718,800)	(1,688,045)
(1,399)	649	(319,113)	629,092	(3,695,307)	(2,400,726)

5,060	3,970	476,015	797,114	5,650,414	9,631,597
46,003	42,033	11,669,175	10,872,061	46,636,492	37,004,895
$51,063	$46,003	$12,145,190	$11,669,175	$52,286,906	$46,636,492

FS-14

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Fidelity

	Contrafund SC

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$863
Mortality and expense risk charge	(7,600)
Net investment income(loss)	(6,737)

Realized gain(loss) on investments:
Net realized gain distributions	274,885
Net realized gain(loss) on sale of fund shares	50,438
Net realized gain(loss)	325,323

Change in unrealized appreciation/depreciation	5,981

Net increase(decrease) in net assets resulting
from operations	$324,567

	Contrafund SC

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$(6,737)	$(5,624)
Net realized gain(loss)	325,323	271,489
Net change in unrealized appreciation/depreciation	5,981	162,765
Net increase(decrease) in net assets resulting
from operations	324,567	428,630

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	22,947	19,169
Subaccounts transfers (including fixed account), net	(18,544)	20,026
Transfers for policyowner benefits and terminations	(15,944)	(60,107)
Policyowner maintenance charges	(106,259)	(93,905)
Net increase(decrease) from policyowner transactions	(117,800)	(114,817)

Total increase(decrease) in net assets	206,767	313,813
Net assets at beginning of period	1,612,172	1,298,359
Net assets at end of period	$1,818,939	$1,612,172

The accompanying notes are an integral part of these financial statements.

FS-15

Fidelity
Asset Mgr.		Asset Mgr.
Gr. IC		Gr. SC		Mid Cap IC

2025		2025		2025

$43,163		$5,999		$14,166
(11,793)		(1,458)		(14,701)
31,370		4,541		(535)

78,131		10,631		368,288
70,780		1,920		2,778
148,911		12,551		371,066

212,232		36,061		(27,092)

$392,513		$53,153		$343,439

Asset Mgr. Gr. IC		Asset Mgr. Gr. SC		Mid Cap IC

2025	2024	2025	2024	2025	2024

$31,370	$29,417	$4,541	$3,739	$(535)	$1,196
148,911	62,053	12,551	7,811	371,066	451,642
212,232	119,148	36,061	17,886	(27,092)	(28,530)

392,513	210,618	53,153	29,436	343,439	424,308

81,983	78,740	7,362	7,367	203,058	200,598
(100,867)	210,904	(248)	(10,978)	(33,459)	(32,355)
(64,567)	(61,859)	-	-	(31,183)	(59,506)
(101,481)	(103,750)	(8,775)	(7,910)	(107,633)	(113,688)
(184,932)	124,035	(1,661)	(11,521)	30,783	(4,951)

207,581	334,653	51,492	17,915	374,222	419,357
2,286,575	1,951,922	303,252	285,337	2,987,016	2,567,659
$2,494,156	$2,286,575	$354,744	$303,252	$3,361,238	$2,987,016

FS-16

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Fidelity

	Strategic IC

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$4,228
Mortality and expense risk charge	(629)
Net investment income(loss)	3,599

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	(93)
Net realized gain(loss)	(93)

Change in unrealized appreciation/depreciation	4,960

Net increase(decrease) in net assets resulting
from operations	$8,466

	Strategic IC

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$3,599	$2,974
Net realized gain(loss)	(93)	(51)
Net change in unrealized appreciation/depreciation	4,960	1,835
Net increase(decrease) in net assets resulting
from operations	8,466	4,758

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	23,622	21,523
Subaccounts transfers (including fixed account), net	(5,814)	929
Transfers for policyowner benefits and terminations	(1,188)	(684)
Policyowner maintenance charges	(10,213)	(9,614)
Net increase(decrease) from policyowner transactions	6,407	12,154

Total increase(decrease) in net assets	14,873	16,912
Net assets at beginning of period	101,032	84,120
Net assets at end of period	$115,905	$101,032

The accompanying notes are an integral part of these financial statements.

FS-17

Fidelity		Alger

Money Market		Balanced		Capital App

2025		2025		2025

$917,638		$194,265		$-
(81,348)		(28,651)		(52,314)
836,290		165,614		(52,314)

-		701,805		1,622,190
-		312,993		170,336
-		1,014,798		1,792,526

-		(153,075)		719,338

$836,290		$1,027,337		$2,459,550

Money Market		Balanced		Capital App

2025	2024	2025	2024	2025	2024

$836,290	$511,869	$165,614	$(28,860)	$(52,314)	$(42,658)
-	-	1,014,798	251,436	1,792,526	149,450
-	-	(153,075)	799,989	719,338	2,278,686

836,290	511,869	1,027,337	1,022,565	2,459,550	2,385,478

1,579,359	1,132,637	226,286	225,526	779,180	644,571
6,525,097	18,789,639	(48,408)	73,524	(98,406)	(435,478)
(8,110,645)	(6,188,907)	(495,105)	(509,529)	(17,929)	(153,838)
(1,369,440)	(938,126)	(274,438)	(290,804)	(191,630)	(174,337)
(1,375,629)	12,795,243	(591,665)	(501,283)	471,215	(119,082)

(539,339)	13,307,112	435,672	521,282	2,930,765	2,266,396
23,054,187	9,747,075	6,991,862	6,470,580	7,384,157	5,117,761
$22,514,848	$23,054,187	$7,427,534	$6,991,862	$10,314,922	$7,384,157

FS-18

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	MFS

	Utilities

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$258,621
Mortality and expense risk charge	(37,972)
Net investment income(loss)	220,649

Realized gain(loss) on investments:
Net realized gain distributions	118,274
Net realized gain(loss) on sale of fund shares	172,921
Net realized gain(loss)	291,195

Change in unrealized appreciation/depreciation	700,454

Net increase(decrease) in net assets resulting
from operations	$1,212,298

	Utilities

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$220,649	$163,707
Net realized gain(loss)	291,195	462,446
Net change in unrealized appreciation/depreciation	700,454	296,592
Net increase(decrease) in net assets resulting
from operations	1,212,298	922,745

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	353,795	317,355
Subaccounts transfers (including fixed account), net	(260,127)	(414,483)
Transfers for policyowner benefits and terminations	(462,866)	(559,549)
Policyowner maintenance charges	(365,909)	(391,606)
Net increase(decrease) from policyowner transactions	(735,107)	(1,048,283)

Total increase(decrease) in net assets	477,191	(125,538)
Net assets at beginning of period	8,797,734	8,923,272
Net assets at end of period	$9,274,925	$8,797,734

The accompanying notes are an integral part of these financial statements.

FS-19

MFS
New
Discovery		Total Return		Value

2025		2025		2025

$-		$29,622		$16,148
(20,305)		(4,514)		(6,469)
(20,305)		25,108		9,679

-		78,987		75,121
(143,897)		1,194		12,510
(143,897)		80,181		87,631

773,042		4,321		20,766

$608,840		$109,610		$118,076

New Discovery		Total Return		Value

2025	2024	2025	2024	2025	2024

$(20,305)	$(20,951)	$25,108	$17,808	$9,679	$8,480
(143,897)	(86,415)	80,181	46,300	87,631	105,311
773,042	425,871	4,321	(5,177)	20,766	425

608,840	318,505	109,610	58,931	118,076	114,216

116,424	118,090	63,466	55,447	109,257	102,098
(19,639)	41,892	24,133	100,884	(22,568)	(105,707)
(294,610)	(155,325)	(24,653)	(11,175)	(121,708)	(331,276)
(161,440)	(175,702)	(40,991)	(37,131)	(24,887)	(27,480)
(359,265)	(171,045)	21,955	108,025	(59,906)	(362,365)

249,575	147,460	131,565	166,956	58,170	(248,149)
5,167,079	5,019,619	988,695	821,739	968,027	1,216,176
$5,416,654	$5,167,079	$1,120,260	$988,695	$1,026,197	$968,027

FS-20

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	MFS

	Strategic

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$75,617
Mortality and expense risk charge	(6,837)
Net investment income(loss)	68,780

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	(21,712)
Net realized gain(loss)	(21,712)

Change in unrealized appreciation/depreciation	71,638

Net increase(decrease) in net assets resulting
from operations	$118,706

	Strategic

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$68,780	$61,118
Net realized gain(loss)	(21,712)	(28,641)
Net change in unrealized appreciation/depreciation	71,638	10,674
Net increase(decrease) in net assets resulting
from operations	118,706	43,151

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	75,712	104,842
Subaccounts transfers (including fixed account), net	46,949	202,098
Transfers for policyowner benefits and terminations	(78,922)	(41,182)
Policyowner maintenance charges	(102,096)	(117,843)
Net increase(decrease) from policyowner transactions	(58,357)	147,915

Total increase(decrease) in net assets	60,349	191,066
Net assets at beginning of period	1,789,303	1,598,237
Net assets at end of period	$1,849,652	$1,789,303

The accompanying notes are an integral part of these financial statements.

FS-21

MFS				Van Kampen
		Global		Emerging
Research		Real Estate		Markets

2025		2025		2025

$103,344		$269		$42,833
(21,010)		(95)		(34,023)
82,334		174		8,810

-		-		355,707
150,097		(11)		150,908
150,097		(11)		506,615

1,176,331		158		2,490,364

$1,408,762		$321		$3,005,789

Research		Global Real Estate		Emerging Markets

2025	2024	2025	2024	2025	2024

$82,334	$88,890	$174	$137	$8,810	$97,249
150,097	57,720	(11)	(10)	506,615	(12,357)
1,176,331	42,217	158	(453)	2,490,364	616,099

1,408,762	188,827	321	(326)	3,005,789	700,991

445,040	411,676	3,477	3,094	558,171	586,152
(292,812)	187,659	3,433	1	(71,597)	(103,123)
(306,952)	(349,054)	-	-	(588,097)	(409,541)
(291,437)	(296,631)	(438)	(426)	(429,954)	(424,620)
(446,161)	(46,350)	6,472	2,669	(531,477)	(351,132)

962,601	142,477	6,793	2,343	2,474,312	349,859
6,762,215	6,619,738	10,597	8,254	9,619,421	9,269,562
$7,724,816	$6,762,215	$17,390	$10,597	$12,093,733	$9,619,421

FS-22

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Van Kampen

	Intl. Magnum

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$-
Mortality and expense risk charge	(5,901)
Net investment income(loss)	(5,901)

Realized gain(loss) on investments:
Net realized gain distributions	50,473
Net realized gain(loss) on sale of fund shares	(3,847)
Net realized gain(loss)	46,626

Change in unrealized appreciation/depreciation	185,066

Net increase(decrease) in net assets resulting
from operations	$225,791

	Intl. Magnum

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$(5,901)	$(5,777)
Net realized gain(loss)	46,626	(15,837)
Net change in unrealized appreciation/depreciation	185,066	117,818
Net increase(decrease) in net assets resulting
from operations	225,791	96,204

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	53,697	63,359
Subaccounts transfers (including fixed account), net	(6,955)	21,834
Transfers for policyowner benefits and terminations	(85,649)	(116,096)
Policyowner maintenance charges	(56,777)	(60,291)
Net increase(decrease) from policyowner transactions	(95,684)	(91,194)

Total increase(decrease) in net assets	130,107	5,010
Net assets at beginning of period	1,403,404	1,398,394
Net assets at end of period	$1,533,511	$1,403,404

The accompanying notes are an integral part of these financial statements.

FS-23

Calvert				Lincoln
				Disciplined
Balanced		Mid Cap		Core Value II

2025		2025		2025

$31,491		$1,723		$259,384
(7,991)		(1,361)		(39,155)
23,500		362		220,229

103,297		27,540		-
42,187		(1,140)		151,672
145,484		26,400		151,672

34,583		(21,355)		1,768,402

$203,567		$5,407		$2,140,303

Balanced		Mid Cap		Disciplined Core Value II

2025	2024	2025	2024	2025	2024

$23,500	$23,630	$362	$(812)	$220,229	$114,631
145,484	51,041	26,400	3,454	151,672	63,910
34,583	224,090	(21,355)	42,042	1,768,402	776,604

203,567	298,761	5,407	44,684	2,140,303	955,145

121,362	118,914	984	1,074	636,738	431,168
(77,486)	114,692	4	(3,128)	(171,835)	14,412,734
(48,416)	(66,637)	(15,577)	(3,728)	(760,632)	(425,514)
(76,983)	(72,557)	(13,285)	(15,097)	(557,902)	(401,777)
(81,523)	94,412	(27,874)	(20,879)	(853,631)	14,016,611

122,044	393,173	(22,467)	23,805	1,286,672	14,971,756
1,933,513	1,540,340	482,430	458,625	14,971,756	-
$2,055,557	$1,933,513	$459,963	$482,430	$16,258,428	$14,971,756

FS-24

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Lincoln

	Value II

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$1,315
Mortality and expense risk charge	(158)
Net investment income(loss)	1,157

Realized gain(loss) on investments:
Net realized gain distributions	6,239
Net realized gain(loss) on sale of fund shares	221
Net realized gain(loss)	6,460

Change in unrealized appreciation/depreciation	4,125

Net increase(decrease) in net assets resulting
from operations	$11,742

	Value II

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$1,157	$1,576
Net realized gain(loss)	6,460	1,248
Net change in unrealized appreciation/depreciation	4,125	1,845
Net increase(decrease) in net assets resulting
from operations	11,742	4,669

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	2,789	1,974
Subaccounts transfers (including fixed account), net	590	70,627
Transfers for policyowner benefits and terminations	(760)	-
Policyowner maintenance charges	(4,035)	(2,566)
Net increase(decrease) from policyowner transactions	(1,416)	70,035

Total increase(decrease) in net assets	10,326	74,704
Net assets at beginning of period	74,704	-
Net assets at end of period	$85,030	$74,704

The accompanying notes are an integral part of these financial statements.

FS-25

Lincoln		AIM
Mid Cap		Intl.
Value II		Growth		Global

2025		2025		2025

$197,553		$94,543		$15,979
(41,662)		(20,452)		(3,569)
155,891		74,091		12,410

835,014		419,621		-
18,007		65,813		(7,451)
853,021		485,434		(7,451)

(193,258)		403,421		49,884

$815,654		$962,946		$54,843

Mid Cap Value II		Intl. Growth		Global

2025	2024	2025	2024	2025	2024

$155,891	$167,566	$74,091	$88,298	$12,410	$16,014
853,021	205,435	485,434	63,912	(7,451)	(10,292)
(193,258)	225,190	403,421	(132,948)	49,884	(23,344)

815,654	598,191	962,946	19,262	54,843	(17,622)

772,076	490,743	348,975	363,764	44,312	46,726
185,339	8,759,072	(59,577)	156,096	28,015	3,417
(285,235)	(189,779)	(282,019)	(311,064)	(41,459)	(34,882)
(342,159)	(243,059)	(242,981)	(250,630)	(29,356)	(30,379)
330,021	8,816,977	(235,602)	(41,834)	1,512	(15,118)

1,145,675	9,415,168	727,344	(22,572)	56,355	(32,740)
9,415,168	-	6,149,215	6,171,787	747,696	780,436
$10,560,843	$9,415,168	$6,876,559	$6,149,215	$804,051	$747,696

FS-26

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	AIM

	Small Cap

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$-
Mortality and expense risk charge	(5,694)
Net investment income(loss)	(5,694)

Realized gain(loss) on investments:
Net realized gain distributions	42,272
Net realized gain(loss) on sale of fund shares	5,563
Net realized gain(loss)	47,835

Change in unrealized appreciation/depreciation	20,386

Net increase(decrease) in net assets resulting
from operations	$62,527

	Small Cap

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$(5,694)	$(4,566)
Net realized gain(loss)	47,835	40,002
Net change in unrealized appreciation/depreciation	20,386	98,437
Net increase(decrease) in net assets resulting
from operations	62,527	133,873

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	59,369	67,299
Subaccounts transfers (including fixed account), net	6,306	(40,600)
Transfers for policyowner benefits and terminations	(9,635)	(39,328)
Policyowner maintenance charges	(22,695)	(23,929)
Net increase(decrease) from policyowner transactions	33,345	(36,558)

Total increase(decrease) in net assets	95,872	97,315
Net assets at beginning of period	888,733	791,418
Net assets at end of period	$984,605	$888,733

The accompanying notes are an integral part of these financial statements.

FS-27

AIM
		Discovery		Global
Global Value		Mid Cap		Securities

2025		2025		2025

$44,628		$-		$-
(9,785)		(6,246)		(24,883)
34,843		(6,246)		(24,883)

220,960		182,731		765,701
34,258		8,443		8,788
255,218		191,174		774,489

162,058		(91,428)		(208,239)

$452,119		$93,500		$541,367

Global Value		Discovery Mid Cap		Global Securities

2025	2024	2025	2024	2025	2024

$34,843	$24,143	$(6,246)	$(6,214)	$(24,883)	$(22,912)
255,218	50,625	191,174	(27,461)	774,489	217,977
162,058	380,559	(91,428)	420,177	(208,239)	257,149

452,119	455,327	93,500	386,502	541,367	452,214

104,413	107,686	51,301	55,460	555,287	498,191
18,211	(7,486)	(525,683)	526,149	5,000	(290,304)
(198,258)	(229,807)	(66,980)	(43,225)	(17,130)	(50,730)
(108,919)	(115,399)	(60,323)	(61,872)	(105,753)	(109,927)
(184,553)	(245,006)	(601,685)	476,512	437,404	47,230

267,566	210,321	(508,185)	863,014	978,771	499,444
3,076,060	2,865,739	2,683,452	1,820,438	3,427,929	2,928,485
$3,343,626	$3,076,060	$2,175,267	$2,683,452	$4,406,700	$3,427,929

FS-28

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Summit
	S&P
	MidCap

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$460,349
Mortality and expense risk charge	(165,563)
Net investment income(loss)	294,786

Realized gain(loss) on investments:
Net realized gain distributions	2,771,419
Net realized gain(loss) on sale of fund shares	641,263
Net realized gain(loss)	3,412,682

Change in unrealized appreciation/depreciation	(906,333)

Net increase(decrease) in net assets resulting
from operations	$2,801,135

	S&P MidCap

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$294,786	$325,064
Net realized gain(loss)	3,412,682	2,689,679
Net change in unrealized appreciation/depreciation	(906,333)	2,041,303
Net increase(decrease) in net assets resulting
from operations	2,801,135	5,056,046

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	1,599,041	1,557,966
Subaccounts transfers (including fixed account), net	152,157	(936,838)
Transfers for policyowner benefits and terminations	(1,745,434)	(1,474,349)
Policyowner maintenance charges	(1,434,383)	(1,517,734)
Net increase(decrease) from policyowner transactions	(1,428,619)	(2,370,955)

Total increase(decrease) in net assets	1,372,516	2,685,091
Net assets at beginning of period	42,085,642	39,400,551
Net assets at end of period	$43,458,158	$42,085,642

The accompanying notes are an integral part of these financial statements.

FS-29

Summit
Russell		Nasdaq-100
Small Cap		Index		EAFE Intl.

2025		2025		2025

$527,756		$73,209		$378,485
(145,599)		(97,879)		(53,114)
382,157		(24,670)		325,371

1,717,040		429,617		-
310,760		1,402,541		527,360
2,027,800		1,832,158		527,360

1,557,795		3,177,953		3,090,201

$3,967,752		$4,985,441		$3,942,932

Russell Small Cap		Nasdaq-100 Index		EAFE Intl.

2025	2024	2025	2024	2025	2024

$382,157	$251,920	$(24,670)	$(13,057)	$325,371	$300,677
2,027,800	983,952	1,832,158	3,548,820	527,360	122,329
1,557,795	2,038,093	3,177,953	1,450,674	3,090,201	(87,974)

3,967,752	3,273,965	4,985,441	4,986,437	3,942,932	335,032

1,600,699	1,547,677	1,237,387	1,064,518	728,333	787,285
(360,887)	(629,005)	(431,429)	(1,941,722)	(239,515)	371,713
(1,105,785)	(1,114,693)	(870,659)	(662,711)	(473,403)	(426,800)
(1,147,135)	(1,204,379)	(859,760)	(852,169)	(492,159)	(471,190)
(1,013,108)	(1,400,400)	(924,461)	(2,392,084)	(476,744)	261,008

2,954,644	1,873,565	4,060,980	2,594,353	3,466,188	596,040
32,825,166	30,951,601	24,194,327	21,599,974	13,015,171	12,419,131
$35,779,810	$32,825,166	$28,255,307	$24,194,327	$16,481,359	$13,015,171

FS-30

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Summit

	Barclays

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$308,851
Mortality and expense risk charge	(23,670)
Net investment income(loss)	285,181

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	(85,396)
Net realized gain(loss)	(85,396)

Change in unrealized appreciation/depreciation	426,444

Net increase(decrease) in net assets resulting
from operations	$626,229

	Barclays

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$285,181	$242,740
Net realized gain(loss)	(85,396)	(55,840)
Net change in unrealized appreciation/depreciation	426,444	(112,120)
Net increase(decrease) in net assets resulting
from operations	626,229	74,780

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	532,289	551,891
Subaccounts transfers (including fixed account), net	507,256	867,641
Transfers for policyowner benefits and terminations	(421,278)	(444,393)
Policyowner maintenance charges	(487,729)	(490,465)
Net increase(decrease) from policyowner transactions	130,538	484,674

Total increase(decrease) in net assets	756,767	559,454
Net assets at beginning of period	9,606,187	9,046,733
Net assets at end of period	$10,362,954	$9,606,187

The accompanying notes are an integral part of these financial statements.

FS-31

Summit

S&P 500		Moderate		Growth

2025		2025		2025

$1,533,590		$77,232		$663
(574,387)		(6,709)		(381)
959,203		70,523		282

12,854,228		198,376		4,771
4,192,602		11,902		2,493
17,046,830		210,278		7,264

3,986,820		(72,931)		(3,123)

$21,992,853		$207,870		$4,423

S&P 500		Moderate		Growth

2025	2024	2025	2024	2025	2024

$959,203	$1,010,779	$70,523	$60,807	$282	$302
17,046,830	10,780,310	210,278	204,243	7,264	24,810
3,986,820	15,461,240	(72,931)	(42,184)	(3,123)	(3,427)

21,992,853	27,252,329	207,870	222,866	4,423	21,685

4,078,516	4,242,638	164,122	172,949	11,032	14,394
(1,232,828)	(2,585,252)	27,388	97,855	(21,387)	(127,664)
(7,353,373)	(5,481,462)	(213,372)	(315,935)	(476)	(1,923)
(4,711,991)	(4,830,591)	(155,116)	(161,813)	(4,494)	(4,752)
(9,219,676)	(8,654,667)	(176,978)	(206,944)	(15,325)	(119,945)

12,773,177	18,597,662	30,892	15,922	(10,902)	(98,260)
134,691,223	116,093,561	3,177,049	3,161,127	52,135	150,395
$147,464,400	$134,691,223	$3,207,941	$3,177,049	$41,233	$52,135

FS-32

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Summit

	Mod. Growth

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$129,582
Mortality and expense risk charge	(17,130)
Net investment income(loss)	112,452

Realized gain(loss) on investments:
Net realized gain distributions	506,890
Net realized gain(loss) on sale of fund shares	35,763
Net realized gain(loss)	542,653

Change in unrealized appreciation/depreciation	(156,019)

Net increase(decrease) in net assets resulting
from operations	$499,086

	Mod. Growth

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$112,452	$94,915
Net realized gain(loss)	542,653	326,259
Net change in unrealized appreciation/depreciation	(156,019)	127,624
Net increase(decrease) in net assets resulting
from operations	499,086	548,798

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	324,422	341,651
Subaccounts transfers (including fixed account), net	267,680	20,053
Transfers for policyowner benefits and terminations	(372,171)	(265,195)
Policyowner maintenance charges	(241,884)	(251,053)
Net increase(decrease) from policyowner transactions	(21,953)	(154,544)

Total increase(decrease) in net assets	477,133	394,254
Net assets at beginning of period	5,954,645	5,560,391
Net assets at end of period	$6,431,778	$5,954,645

The accompanying notes are an integral part of these financial statements.

FS-33

Third Avenue		Dreyfus		Scudder
				Small
Value		MidCap		Mid Value

2025		2025		2025

$248,419		$6,729		$17,835
(28,200)		(3,185)		(9,863)
220,219		3,544		7,972

806,431		138,888		201,466
236,304		10,955		828
1,042,735		149,843		202,294

1,979,690		(12,068)		109,236

$3,242,644		$141,319		$319,502

Value		MidCap		Small Mid Value

2025	2024	2025	2024	2025	2024

$220,219	$231,198	$3,544	$6,118	$7,972	$10,318
1,042,735	976,777	149,843	36,267	202,294	83,168
1,979,690	(1,430,379)	(12,068)	130,497	109,236	(2,802)

3,242,644	(222,404)	141,319	172,882	319,502	90,684

630,039	573,308	49,408	50,283	200,714	162,022
747,552	(13,980)	(45,904)	(8,946)	89,177	(74,376)
(582,796)	(351,986)	(39,613)	(75,470)	(78,840)	(48,629)
(612,500)	(620,396)	(57,003)	(58,248)	(60,040)	(59,434)
182,295	(413,054)	(93,112)	(92,381)	151,011	(20,417)

3,424,939	(635,458)	48,207	80,501	470,513	70,267
9,482,743	10,118,201	1,554,203	1,473,702	1,654,219	1,583,952
$12,907,682	$9,482,743	$1,602,410	$1,554,203	$2,124,732	$1,654,219

FS-34

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Scudder

	Thematic

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$3,171
Mortality and expense risk charge	(1,458)
Net investment income(loss)	1,713

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	37,288
Net realized gain(loss)	37,288

Change in unrealized appreciation/depreciation	16,949

Net increase(decrease) in net assets resulting
from operations	$55,950

	Thematic

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$1,713	$2,667
Net realized gain(loss)	37,288	9,779
Net change in unrealized appreciation/depreciation	16,949	17,523
Net increase(decrease) in net assets resulting
from operations	55,950	29,969

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	20,540	12,826
Subaccounts transfers (including fixed account), net	7,665	(52,533)
Transfers for policyowner benefits and terminations	(16,844)	(3,017)
Policyowner maintenance charges	(18,153)	(12,878)
Net increase(decrease) from policyowner transactions	(6,792)	(55,602)

Total increase(decrease) in net assets	49,158	(25,633)
Net assets at beginning of period	303,547	329,180
Net assets at end of period	$352,705	$303,547

The accompanying notes are an integral part of these financial statements.

FS-35

Scudder		Neuberger Berman
Capital
Growth		Regency		Equity

2025		2025		2025

$331		$2,725		$-
(4,403)		(3,308)		(1,314)
(4,072)		(583)		(1,314)

77,294		63,940		23,192
7,936		(841)		13,493
85,230		63,099		36,685

(5,344)		587		14,855

$75,814		$63,103		$50,226

Capital Growth		Regency		Equity

2025	2024	2025	2024	2025	2024

$(4,072)	$(2,856)	$(583)	$339	$(1,314)	$(1,236)
85,230	44,753	63,099	15,660	36,685	35,798
(5,344)	79,105	587	30,846	14,855	44,143

75,814	121,002	63,103	46,845	50,226	78,705

97,274	105,237	37,972	26,740	17,357	19,394
(17,035)	(12,077)	13,575	(83,233)	(14,206)	(47,439)
(8,187)	(10,612)	(1,211)	(22,069)	-	(18,897)
(24,667)	(26,442)	(20,506)	(20,275)	(5,653)	(6,595)
47,385	56,106	29,830	(98,837)	(2,502)	(53,537)

123,199	177,108	92,933	(51,992)	47,724	25,168
622,777	445,669	549,291	601,283	354,267	329,099
$745,976	$622,777	$642,224	$549,291	$401,991	$354,267

FS-36

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	T. Rowe

	Blue Chip

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$-
Mortality and expense risk charge	(75,060)
Net investment income(loss)	(75,060)

Realized gain(loss) on investments:
Net realized gain distributions	1,816,579
Net realized gain(loss) on sale of fund shares	1,231,516
Net realized gain(loss)	3,048,095

Change in unrealized appreciation/depreciation	291,426

Net increase(decrease) in net assets resulting
from operations	$3,264,461

	Blue Chip

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$(75,060)	$(71,925)
Net realized gain(loss)	3,048,095	2,496,519
Net change in unrealized appreciation/depreciation	291,426	2,658,335
Net increase(decrease) in net assets resulting
from operations	3,264,461	5,082,929

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	1,340,793	1,155,261
Subaccounts transfers (including fixed account), net	(1,131,080)	(2,636,177)
Transfers for policyowner benefits and terminations	(715,944)	(497,341)
Policyowner maintenance charges	(652,652)	(687,010)
Net increase(decrease) from policyowner transactions	(1,158,883)	(2,665,267)

Total increase(decrease) in net assets	2,105,578	2,417,662
Net assets at beginning of period	18,181,537	15,763,875
Net assets at end of period	$20,287,115	$18,181,537

The accompanying notes are an integral part of these financial statements.

FS-37

T. Rowe		Franklin Templeton
Equity
Income		Income		Global Bond

2025		2025		2025

$4,329		$26,075		$-
(1,650)		(2,053)		(9,621)
2,679		24,022		(9,621)

27,854		5,481		-
6,154		(1,493)		(85,558)
34,008		3,988		(85,558)

267		32,594		634,391

$36,954		$60,604		$539,212

Equity Income		Income		Global Bond

2025	2024	2025	2024	2025	2024

$2,679	$3,469	$24,022	$22,128	$(9,621)	$(10,367)
34,008	37,865	3,988	(4,682)	(85,558)	(44,129)
267	2,853	32,594	16,384	634,391	(372,110)

36,954	44,187	60,604	33,830	539,212	(426,606)

21,206	19,348	37,905	40,120	208,310	215,291
17,994	(55,330)	(52,881)	152,762	(8,491)	613,721
(65,561)	(201,407)	(2,342)	(206,911)	(163,157)	(149,039)
(6,842)	(7,465)	(34,834)	(31,859)	(186,755)	(186,748)
(33,203)	(244,854)	(52,152)	(45,888)	(150,093)	493,225

3,751	(200,667)	8,452	(12,058)	389,119	66,619
287,167	487,834	552,641	564,699	3,573,644	3,507,025
$290,918	$287,167	$561,093	$552,641	$3,962,763	$3,573,644

FS-38

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Ivy

	Science

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$-
Mortality and expense risk charge	(16,251)
Net investment income(loss)	(16,251)

Realized gain(loss) on investments:
Net realized gain distributions	367,882
Net realized gain(loss) on sale of fund shares	38,664
Net realized gain(loss)	406,546

Change in unrealized appreciation/depreciation	359,639

Net increase(decrease) in net assets resulting
from operations	$749,934

	Science

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$(16,251)	$(13,687)
Net realized gain(loss)	406,546	85,029
Net change in unrealized appreciation/depreciation	359,639	426,635
Net increase(decrease) in net assets resulting
from operations	749,934	497,977

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	236,705	209,752
Subaccounts transfers (including fixed account), net	84,148	54,936
Transfers for policyowner benefits and terminations	(85,423)	(194,744)
Policyowner maintenance charges	(67,028)	(68,089)
Net increase(decrease) from policyowner transactions	168,402	1,855

Total increase(decrease) in net assets	918,336	499,832
Net assets at beginning of period	2,185,523	1,685,691
Net assets at end of period	$3,103,859	$2,185,523

The accompanying notes are an integral part of these financial statements.

FS-39

Ivy		Pimco
		Total		Low
Balanced		Return		Duration

2025		2025		2025

$3,239		$89,793		$36,366
(1,123)		(9,612)		(2,885)
2,116		80,181		33,481

9,804		-		-
266		(40,905)		(3,997)
10,070		(40,905)		(3,997)

15,818		138,977		17,128

$28,004		$178,253		$46,612

Balanced		Total Return		Low Duration

2025	2024	2025	2024	2025	2024

$2,116	$2,069	$80,181	$79,025	$33,481	$35,682
10,070	(2,717)	(40,905)	(49,423)	(3,997)	(14,500)
15,818	28,791	138,977	13,850	17,128	17,603

28,004	28,143	178,253	43,452	46,612	38,785

8,312	5,976	133,019	124,141	29,994	33,265
(5,611)	24,303	47,992	(13,347)	5,255	94,969
(15,676)	(9,520)	(144,237)	(56,931)	(74,051)	(227,691)
(5,963)	(4,493)	(123,261)	(126,142)	(33,849)	(33,067)
(18,938)	16,266	(86,487)	(72,279)	(72,651)	(132,524)

9,066	44,409	91,766	(28,827)	(26,039)	(93,739)
255,668	211,259	2,163,414	2,192,241	959,312	1,053,051
$264,734	$255,668	$2,255,180	$2,163,414	$933,273	$959,312

FS-40

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Pimco
	Real
	Return

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$1,921
Mortality and expense risk charge	(177)
Net investment income(loss)	1,744

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	(160)
Net realized gain(loss)	(160)

Change in unrealized appreciation/depreciation	2,591

Net increase(decrease) in net assets resulting
from operations	$4,175

	Real Return

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$1,744	$1,192
Net realized gain(loss)	(160)	(3,638)
Net change in unrealized appreciation/depreciation	2,591	3,189
Net increase(decrease) in net assets resulting
from operations	4,175	743

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	3,020	2,992
Subaccounts transfers (including fixed account), net	761	(13,976)
Transfers for policyowner benefits and terminations	-	-
Policyowner maintenance charges	(1,074)	(1,037)
Net increase(decrease) from policyowner transactions	2,707	(12,021)

Total increase(decrease) in net assets	6,882	(11,278)
Net assets at beginning of period	52,748	64,026
Net assets at end of period	$59,630	$52,748

The accompanying notes are an integral part of these financial statements.

FS-41

Ibbotson

Balanced		Growth		Income

2025		2025		2025

$16,437		$5,024		$7,813
(2,050)		(1,273)		(1,669)
14,387		3,751		6,144

92,950		25,228		27,446
2,832		6,074		176
95,782		31,302		27,622

4,886		11,117		2,247

$115,055		$46,170		$36,013

Balanced		Growth		Income

2025	2024	2025	2024	2025	2024

$14,387	$7,126	$3,751	$1,873	$6,144	$5,533
95,782	4,988	31,302	15,327	27,622	1,676
4,886	21,088	11,117	8,158	2,247	15,103

115,055	33,202	46,170	25,358	36,013	22,312

59,789	25,952	109,969	76,233	9,902	6,393
321,506	92,574	82,770	(6,676)	11,597	8,246
(16,100)	(1,564)	(630)	(54,880)	(949)	-
(43,740)	(34,526)	(54,305)	(51,376)	(19,806)	(13,478)
321,455	82,436	137,804	(36,699)	744	1,161

436,510	115,638	183,974	(11,341)	36,757	23,473
476,489	360,851	197,979	209,320	320,862	297,389
$912,999	$476,489	$381,953	$197,979	$357,619	$320,862

FS-42

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	American Funds

	IS New World

	2025
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$1,091
Mortality and expense risk charge	(626)
Net investment income(loss)	465

Realized gain(loss) on investments:
Net realized gain distributions	3,145
Net realized gain(loss) on sale of fund shares	4,265
Net realized gain(loss)	7,410

Change in unrealized appreciation/depreciation	14,080

Net increase(decrease) in net assets resulting
from operations	$21,955

	IS New World

STATEMENTS OF CHANGES IN NET ASSETS	2025	2024
Increase(decrease) in net assets from operations:
Net investment income(loss)	$465	$658
Net realized gain(loss)	7,410	556
Net change in unrealized appreciation/depreciation	14,080	(279)
Net increase(decrease) in net assets resulting
from operations	21,955	935

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	29,494	20,304
Subaccounts transfers (including fixed account), net	(26,424)	26,768
Transfers for policyowner benefits and terminations	-	(2,040)
Policyowner maintenance charges	(6,898)	(6,476)
Net increase(decrease) from policyowner transactions	(3,828)	38,556

Total increase(decrease) in net assets	18,127	39,491
Net assets at beginning of period	86,518	47,027
Net assets at end of period	$104,645	$86,518

The accompanying notes are an integral part of these financial statements.

FS-43

AMERITAS VARIABLE SEPARATE ACCOUNT V NOTES TO FINANCIAL STATEMENTS FOR THE PERIODS ENDED DECEMBER 31, 2025 AND 2024

1. ORGANIZATION

Ameritas Variable Separate Account V (the "Account") began operations during 1986. It operates as a separate investment account within Ameritas Life Insurance Corp. (the “Company”), a Nebraska domiciled company. The statements of operations and changes in net assets, financial highlights, and the related notes for each of the subaccounts listed below, are presented for the periods noted in the financial statements and notes, except for those subaccounts with commencement dates occurring during the period as referenced below.  For those subaccounts with commencement dates during the respective period, the financial statements and the notes are presented from the commencement date forward. The assets of the Account are held by the Company and are segregated from all of the Company’s other assets and are used only to support the variable life products issued by the Company.

Management believes these financial statements should be read in conjunction with the policyowner statements and policy and fund prospectuses.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is made up of variable investment options called subaccounts for which accumulation units are separately maintained. Each subaccount corresponds to a single underlying non-publicly traded portfolio issued through a fund series. At December 31, 2025, there are sixty-nine subaccounts available within the Account listed as follows:

Fidelity Management & Research	Fred Alger Management, LLC
Company LLC (Advisor)	Alger
Fidelity (Fund Series short cite)	*Balanced
*Equity-Income IC (Subaccount short cite)	*Capital App
*Equity-Income SC
*Growth IC	Massachusetts Financial Services
*Growth SC	Company
*High Income IC	MFS
*High Income SC	*Utilities
*Overseas IC	*New Discovery
*Overseas SC	*Total Return
*Asset Mgr. IC (formerly Fidelity(R) VIP	*Value
Asset Manager Portfolio, Initial Class)	*Strategic
*Asset Mgr. SC (formerly Fidelity(R) VIP	*Research
Asset Manager Portfolio, Service Class)	*Global Real Estate
*Inv. Bond IC
*Contrafund IC	Morgan Stanley Investment
*Contrafund SC	Management Inc.
*Asset Mgr. Gr. IC (formerly Fidelity(R) VIP	Van Kampen
Asset Manager: Growth Portfolio, Initial Class)	*Emerging Markets
*Asset Mgr. Gr. SC (formerly Fidelity(R) VIP	*Intl. Magnum
Asset Manager: Growth Portfolio, Service Class)
*Mid Cap IC
*Strategic IC
*Money Market

FS-44

1. ORGANIZATION, continued

Calvert Research and Management	Third Avenue Management LLC
Calvert	Third Avenue
*Balanced	*Value
*Mid Cap
BNY Mellon Investment Adviser, Inc.
Lincoln Financial Investments	Dreyfus
Corporation	*MidCap
Lincoln
*Disciplined Core Value II	DWS Investment Management Americas, Inc.
(Commenced April 26, 2024)	Scudder
*Value II	*Small Mid Value
(Commenced April 26, 2024)	*Thematic (formerly DWS International
*Mid Cap Value II	Growth VIP Portfolio, Class A)
(Commenced April 26, 2024)	*Capital Growth

Invesco Advisers, Inc.	Neuberger Berman Investment Advisers LLC
AIM	Neuberger Berman
*Intl. Growth	*Regency
*Global	*Equity (formerly Neuberger Berman AMT
*Small Cap	Sustainable Equity Portfolio, Class I)
*Global Value
*Discovery Mid Cap	T. Rowe Price Associates, Inc.
*Global Securities	T. Rowe
*Blue Chip
Calvert Research and Management	*Equity Income
(See Note 3)
Summit	Franklin Advisers, Inc.
*S&P MidCap	Franklin Templeton
*Russell Small Cap	*Income
*Nasdaq-100 Index	*Global Bond
*EAFE Intl.
*Barclays
*S&P 500
*Moderate
*Growth
*Mod. Growth

FS-45

1. ORGANIZATION, continued

Delaware Management Company
Ivy
*Science (formerly Macquarie VIP Science and
Technology Series Portfolio, Service Class)
*Balanced (formerly Macquarie VIP Balanced
Series Portfolio, Service Class)

Pacific Investment Management
Company LLC
Pimco
*Total Return
*Low Duration
*Real Return

ALPS Advisors, Inc.
Ibbotson
*Balanced
*Growth
*Income

Capital Research and Management Company (SM)
American Funds
*IS New World

Note: The above chart references the fund series and subaccount short cites from the Statements of Net Assets

FS-46

2. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING

The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for variable life separate accounts registered as unit investment trusts.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

The assets of the subaccounts are carried at the net asset value of the underlying portfolios, adjusted for the accrual of dividends. The value of the policyowners’ units corresponds to the investment in the underlying subaccounts. The availability of investment portfolio and subaccount options may vary between products. Share transactions and security transactions are accounted for on a trade date basis.

Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date. Realized gains and losses on the sales of investments represent the difference between the proceeds from sales of investments by the subaccounts and the cost of such shares, which is determined on a weighted average cost basis.

FAIR VALUE MEASUREMENTS

The accounting guidance on fair value measurements establishes a framework for measuring fair value and expands disclosures about fair value measurements. It also defines fair value as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. The fair value measurement guidance applies to all assets and liabilities that are measured and reported on a fair value basis and enables the reader of the financial statements to assess the inputs used to develop those measurements by establishing a hierarchy for ranking the quality and reliability of the information used to determine fair values. Each asset and liability carried at fair value is classified into one of the following categories:

•	Level 1 – Quoted market prices in active markets for identical assets or liabilities.
•	Level 2 – Observable market based inputs or unobservable inputs that are corroborated by market data.
•	Level 3 – Unobservable inputs that are not corroborated by market data.

Each subaccount invests in shares of open-ended mutual funds, which calculate a daily net asset value based on the value of the underlying securities in its portfolios. As a result, and as required by law, pricing information is provided on an ongoing basis. Shares of open end mutual funds are purchased and redeemed at their quoted daily net asset values as reported by the fund companies at the close of each business day. On that basis, the fair value measurements of all shares held by the Account are reported as Level 1 assets.

FS-47

2. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

FEDERAL AND STATE INCOME TAXES

The operations of the Account form a part of and are taxed with the operations of the Company. The Company is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, separate account investment income and capital gains are not taxed to the extent they are applied to increase reserves under a contract issued in connection with the Account. Investment income and realized capital gains and losses on assets of the Account are automatically applied to increase or decrease reserves under the contract. Accordingly, no provision for federal income taxes or unrecognized tax benefits are reflected in these financial statements.

3. SEGMENT INFORMATION

Each fund of the Separate Account constitutes a single operating segment and therefore, a single reportable segment because the CODM manages the activities of the Separate Account using information of each fund. The Separate Account is engaged in a single line of business as a registered unit investment trust. The Separate Account is a funding vehicle for individual variable annuity contracts with the assets owned by Ameritas Life Insurance Corp. to support the liabilities of the applicable insurance contracts. The subaccounts have identified the President and Chief Operating Officer of the Company as the chief operating decision maker as the Separate Account does not have employees and is not a separate legal entity.

The CODM uses Increase (decrease) in net assets from operations as their performance measure in order to make operational decisions while monitoring the net assets of each of the funds within the Separate Account. The accounting policies used to measure profit and loss of the segments are the same as those described in the summary of significant account policies (see note 2.) The measure of segment assets is reported on the balance sheet as total consolidated assets. Refer to the Statements of Operations and Changes in Net Assets for each fund’s operating segment and related footnotes for significant expenses principle and the existing segment disclosure requirements as of December 31, 2025 and for the years ended December 31, 2025 and December 31, 2024. All assets held and revenue is generated in the US and there is no customer greater than 10% of consolidated results for all periods presented.

4. RELATED PARTIES

Ameritas Investment Partners, Inc., an affiliate of the Company, provides sub-advisor services to certain portfolios of the Summit funds for a fee. These fees are reflected in the daily value of the underlying portfolio share price. The fee is computed separately for each underlying portfolio on daily average net assets, at an annual rate, as of December 31, 2025 and 2024, as follows:

Sub-Advisor Fee %
Summit:
S&P MidCap	.050
Russell Small Cap	.050
Nasdaq-100 Index	.050
Barclays	.050
S&P 500.050
Moderate	.050
Growth	.050
Mod. Growth	.050

FS-48

5. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments in the subaccounts for the period ended

December 31, 2025 were as follows:

	Purchases	Sales
Fidelity:
Equity-Income IC	$2,560,477	$2,668,075
Equity-Income SC	37,364	23,693
Growth IC	8,709,334	5,945,582
Growth SC	189,577	194,531
High Income IC	1,206,691	1,034,220
High Income SC	17,346	13,471
Overseas IC	2,294,548	2,189,764
Overseas SC	15,011	15,799
Asset Mgr. IC	735,431	852,380
Asset Mgr. SC	4,905	3,112
Inv. Bond IC	1,048,198	974,105
Contrafund IC	9,151,665	5,151,945
Contrafund SC	293,744	143,395
Asset Mgr. Gr. IC	188,282	263,713
Asset Mgr. Gr. SC	21,379	7,867
Mid Cap IC	958,066	559,531
Strategic IC	17,892	7,886
Money Market	7,072,525	7,611,863

Alger:
Balanced	1,172,895	897,142
Capital App	2,500,064	458,973

MFS:
Utilities	630,654	1,026,838
New Discovery	441,360	820,931
Total Return	206,954	80,905
Value	226,154	201,261
Strategic	201,475	191,053
Research	677,761	1,041,588
Global Real Estate	6,893	247

Van Kampen:
Emerging Markets	1,339,580	1,506,539
Intl. Magnum	77,249	128,361

Calvert:
Balanced	274,503	229,228
Mid Cap	29,455	29,427

FS-49

5. PURCHASES AND SALES OF INVESTMENTS, continued

	Purchases	Sales
Lincoln:
Disciplined Core Value II	$846,808	$1,480,209
Value II	9,408	3,428
Mid Cap Value II	1,743,396	422,471

AIM:
Intl. Growth	1,282,535	1,024,426
Global	76,104	62,182
Small Cap	159,822	89,898
Global Value	343,026	271,776
Discovery Mid Cap	256,539	681,739
Global Securities	1,413,045	234,823

Summit:
S&P MidCap	3,925,392	2,287,805
Russell Small Cap	3,063,822	1,977,733
Nasdaq-100 Index	2,226,681	2,746,196
EAFE Intl.	1,959,393	2,110,767
Barclays	1,253,856	838,136
S&P 500	15,467,492	10,873,737
Moderate	499,764	407,845
Growth	19,618	29,890
Mod. Growth	1,008,532	411,144

Third Avenue:
Value	2,723,469	1,514,525

Dreyfus:
MidCap	175,688	126,367

Scudder:
Small Mid Value	454,850	94,400
Thematic	449,206	454,286
Capital Growth	175,715	55,107

Neuberger Berman:
Regency	118,072	24,886
Equity	65,921	46,545

T. Rowe:
Blue Chip	3,360,875	2,778,239
Equity Income	105,791	108,461

Franklin Templeton:
Income	103,268	125,918
Global Bond	262,589	422,303

FS-50

5. PURCHASES AND SALES OF INVESTMENTS, continued

	Purchases	Sales
Ivy:
Science	$752,144	$232,112
Balanced	17,913	24,932

Pimco:
Total Return	313,945	320,250
Low Duration	135,633	174,804
Real Return	9,458	5,006

Ibbotson:
Balanced	470,257	41,465
Growth	220,115	53,332
Income	53,998	19,664

American Funds:
IS New World	48,362	48,580

6. FINANCIAL HIGHLIGHTS

The unit value, units, net assets, investment income ratio (“Inv. Income Ratio”), expense ratio and total return (certain of which are defined below) are included in the following table (amounts have been rounded). Total returns, unit values and expense ratios in this table may not be applicable to all policies.

Inv. Income Ratio – The Inv. Income Ratio represents the dividend distributions received divided by average daily net assets. This ratio excludes the mortality and expense risk charge and is affected by the timing of the declaration of dividends by the underlying fund portfolio.

Expense Ratio – The Expense Ratio represents the annualized contract expenses of the subaccounts for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges. During the year ended December 31, 2025, these fees range between .10 percent and 1.20 percent (annualized) of net assets, depending on the product selected. Expenses of the underlying fund portfolios and charges made directly to policyowner accounts through the redemption of units are excluded. For this separate account, charges made through the redemption of units ranged up to $20 per policy monthly, depending on the product selected. On all life insurance policies, cost of insurance is charged to each policyowner monthly through the redemption of units. The cost of insurance is determined based upon several variables, including the policyowners death benefit amount and account value.

Total Return – The Total Return represents the change in the unit value reported year-to-date; however, subaccounts which commenced during a year, as shown in Note 1, are based on shorter return periods. These percentages do not include any expenses assessed through the redemption of units. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

FS-51

6. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Fidelity:
Equity-Income IC
2025	95.87	225.58	416,851	28,862,747	1.81	0.10	1.20	17.60	18.90
2024	47.67	191.82	447,475	26,239,496	1.77	0.10	1.20	13.96	15.23
2023	41.37	168.32	473,394	24,370,712	1.89	0.10	1.20	9.33	10.54
2022	37.43	153.95	512,184	23,913,154	1.89	0.10	1.20	(6.09)	(5.05)
2021	39.42	163.94	534,806	26,906,201	1.90	0.10	1.20	23.40	24.77

Equity-Income SC
2025	44.57	67.94	6,397	405,555	1.73	0.45	0.45	18.39	18.39
2024	37.64	57.38	6,581	353,160	1.75	0.45	0.45	14.72	14.73
2023	32.81	50.02	6,592	308,444	1.80	0.45	0.45	10.04	10.04
2022	23.38	45.46	8,360	360,763	1.81	0.45	0.90	(5.51)	(3.03)
2021	48.11	93.46	8,263	380,113	1.76	0.45	0.90	23.70	24.27

Growth IC
2025	291.24	483.68	213,513	63,816,469	0.29	0.10	1.20	13.53	14.78
2024	253.73	426.04	231,014	60,397,603	-	0.10	1.20	28.82	30.26
2023	194.79	330.72	242,360	48,932,689	0.13	0.10	1.20	34.62	36.10
2022	143.12	245.67	259,663	38,630,716	0.61	0.10	1.20	(25.36)	(24.53)
2021	189.64	329.13	274,842	54,747,646	-	0.10	1.20	21.75	23.09

Growth SC
2025	207.61	318.97	4,917	1,446,141	0.20	0.45	0.45	14.26	14.27
2024	181.69	279.15	5,779	1,443,488	-	0.45	0.45	29.68	29.68
2023	140.11	215.26	5,954	1,150,124	0.04	0.45	0.45	35.49	35.49
2022	103.41	158.88	6,740	973,479	0.51	0.45	0.45	(24.86)	(24.86)
2021	101.70	211.45	6,971	1,344,252	-	0.45	0.90	(1.00)	22.53

High Income IC
2025	15.29	69.25	1,249,858	12,603,868	6.56	0.10	1.20	9.05	10.25
2024	13.86	63.51	1,311,693	12,034,967	6.13	0.10	1.20	7.66	8.86
2023	7.04	58.99	1,307,111	11,011,186	5.69	0.10	1.20	9.16	10.37
2022	6.38	54.04	1,263,690	10,134,462	4.89	0.10	1.20	(12.43)	(11.46)
2021	7.21	61.71	1,323,221	12,730,699	5.43	0.10	1.20	3.17	4.31

High Income SC
2025	9.11	9.11	16,347	148,850	6.47	0.45	0.45	9.83	9.83
2024	8.29	8.29	16,895	140,077	5.82	0.45	0.45	8.23	8.23
2023	7.66	7.66	17,385	133,171	5.64	0.45	0.45	10.01	10.01
2022	4.37	6.96	18,583	129,394	4.93	0.45	0.90	(11.95)	(7.16)
2021	7.91	23.21	19,852	158,657	5.22	0.45	0.90	3.56	4.03

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6. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Fidelity, continued:
Overseas IC
2025	47.56	70.04	263,923	11,498,054	1.55	0.10	1.20	18.96	20.27
2024	33.71	58.88	287,137	10,444,910	1.63	0.10	1.20	3.79	4.95
2023	32.12	56.73	299,782	10,464,629	1.02	0.10	1.20	19.07	20.39
2022	26.68	47.65	323,751	9,421,533	1.09	0.10	1.20	(25.38)	(24.56)
2021	35.37	63.85	320,882	12,547,273	0.53	0.10	1.20	18.27	19.58

Overseas SC
2025	39.45	39.45	2,964	116,946	1.52	0.45	0.45	19.74	19.74
2024	32.95	32.95	3,297	108,625	1.64	0.45	0.45	4.48	4.48
2023	31.54	31.54	3,409	107,509	1.06	0.45	0.45	19.87	19.87
2022	21.58	26.31	3,228	84,925	0.64	0.45	0.45	(25.83)	(24.92)
2021	29.13	35.04	7,865	272,842	0.44	0.45	0.90	(1.62)	19.04

Asset Mgr. IC
2025	29.76	82.78	260,944	10,246,135	2.48	0.10	1.20	13.61	14.87
2024	25.91	72.86	280,940	9,669,244	2.41	0.10	1.20	7.19	8.39
2023	23.91	67.97	303,974	9,680,170	2.34	0.10	1.20	11.60	12.83
2022	21.19	60.90	322,491	9,148,147	2.03	0.10	1.20	(15.95)	(15.02)
2021	24.93	72.46	350,027	11,794,332	1.60	0.10	1.20	8.61	9.81

Asset Mgr. SC
2025	32.64	32.64	1,564	51,063	2.55	0.45	0.45	14.35	14.35
2024	28.55	28.55	1,611	46,003	2.42	0.45	0.45	7.85	7.85
2023	26.47	26.47	1,588	42,033	2.28	0.45	0.45	12.39	12.39
2022	14.16	23.55	1,688	39,767	1.01	0.45	0.45	(15.41)	(13.97)
2021	23.77	27.84	7,584	187,269	1.51	0.45	0.45	9.31	9.31

Inv. Bond IC
2025	22.28	37.34	719,614	12,145,190	3.59	0.10	1.20	5.95	7.12
2024	14.93	35.25	741,058	11,669,175	3.59	0.10	1.20	0.57	1.69
2023	14.68	35.05	701,249	10,872,061	2.61	0.10	1.20	4.94	6.10
2022	13.84	33.40	678,087	10,173,893	2.21	0.10	1.20	(14.00)	(13.05)
2021	15.92	38.83	710,479	12,622,379	2.07	0.10	1.20	(1.79)	(0.71)

Contrafund IC
2025	177.37	261.06	360,290	52,286,906	0.14	0.10	1.20	20.03	21.36
2024	109.35	217.49	389,299	46,636,492	0.19	0.10	1.20	32.18	33.66
2023	81.82	164.53	410,385	37,004,895	0.49	0.10	1.20	31.87	33.32
2022	61.37	124.77	436,636	29,816,253	0.51	0.10	1.20	(27.19)	(26.39)
2021	83.37	171.37	455,387	42,782,695	0.06	0.10	1.20	26.31	27.71

FS-53

6. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Fidelity, continued:
Contrafund SC
2025	138.45	156.84	11,706	1,818,939	0.05	0.45	0.45	20.83	20.84
2024	114.58	129.80	12,527	1,612,172	0.09	0.45	0.45	33.03	33.03
2023	86.13	97.57	13,410	1,298,359	0.37	0.45	0.45	32.74	32.74
2022	37.63	73.50	15,589	1,138,584	0.40	0.45	0.90	(26.71)	(17.09)
2021	100.29	164.23	15,878	1,586,780	0.05	0.45	0.90	26.59	27.14

Asset Mgr. Gr. IC
2025	37.83	62.43	62,582	2,494,156	1.80	0.10	1.20	16.83	18.13
2024	32.03	53.44	67,288	2,286,575	1.84	0.10	1.20	9.48	10.70
2023	28.93	48.81	65,476	1,951,922	1.81	0.10	1.20	14.99	16.25
2022	24.89	42.45	68,158	1,762,256	1.81	0.10	1.20	(17.87)	(16.96)
2021	29.97	51.69	71,491	2,277,606	1.42	0.10	1.20	12.61	13.85

Asset Mgr. Gr. SC
2025	42.32	42.32	8,383	354,744	1.84	0.45	0.45	17.57	17.57
2024	35.99	35.99	8,426	303,252	1.68	0.45	0.45	10.23	10.23
2023	32.65	32.65	8,739	285,337	1.78	0.45	0.45	15.69	15.69
2022	28.22	28.22	8,718	246,043	1.78	0.45	0.45	(17.32)	(17.32)
2021	34.14	34.14	8,684	296,446	1.36	0.45	0.45	13.38	13.38

Mid Cap IC
2025	118.96	131.73	35,039	3,361,238	0.45	0.10	0.70	10.98	11.64
2024	73.88	107.19	34,489	2,987,016	0.54	0.10	0.70	16.67	17.37
2023	62.95	91.88	34,174	2,567,659	0.60	0.10	0.70	14.28	14.96
2022	32.72	54.76	39,971	2,639,139	0.53	0.10	0.80	(14.83)	(11.38)
2021	64.29	93.49	38,368	3,048,442	0.62	0.10	0.80	24.59	25.48

Strategic IC
2025	22.40	24.80	5,323	115,905	3.96	0.10	0.70	8.09	8.74
2024	20.72	22.81	5,008	101,032	3.91	0.10	0.70	4.86	5.33
2023	12.55	19.67	4,448	84,120	4.59	0.70	0.70	8.65	8.65
2022	11.55	18.10	4,136	73,332	3.55	0.70	0.70	(11.87)	(11.87)
2021	13.11	20.54	4,651	95,528	2.50	0.70	0.70	2.08	3.02

Money Market
2025	1.06	1.21	19,180,222	22,514,848	4.06	0.10	1.20	2.89	4.03
2024	1.03	1.16	20,421,060	23,054,187	4.92	0.10	1.20	3.84	5.00
2023	0.99	1.11	9,152,615	9,747,075	4.80	0.10	1.20	3.64	4.79
2022	0.95	1.06	10,626,028	10,826,448	1.43	0.10	1.20	0.23	1.34
2021	0.95	1.04	9,364,604	9,449,882	0.01	0.10	1.20	(1.18)	(0.09)

FS-54

6. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Alger:
Balanced
2025	44.34	103.20	195,590	7,427,534	2.80	0.10	1.20	14.76	16.03
2024	33.07	89.92	212,972	6,991,862	-	0.10	1.20	15.66	16.95
2023	28.28	77.75	229,168	6,470,580	1.44	0.10	1.20	16.03	17.31
2022	24.10	67.01	238,915	5,788,595	1.12	0.10	1.20	(12.37)	(11.40)
2021	27.20	76.46	257,892	7,169,593	0.83	0.10	1.20	17.70	19.00

Capital App
2025	475.32	526.37	24,580	10,314,922	-	0.10	0.70	31.95	32.74
2024	360.24	396.55	23,119	7,384,157	-	0.10	0.70	33.70	47.10
2023	135.63	244.90	23,192	5,117,761	-	0.70	0.70	42.14	42.14
2022	95.42	172.30	20,554	3,302,750	-	0.70	0.70	(36.96)	(36.96)
2021	151.37	273.33	17,482	4,620,536	-	0.70	0.70	18.30	18.30

MFS:
Utilities
2025	94.74	151.79	142,228	9,274,925	2.88	0.10	1.20	13.64	14.89
2024	51.36	133.57	155,258	8,797,734	2.27	0.10	1.20	10.32	11.55
2023	46.04	121.08	173,278	8,923,272	3.54	0.10	1.20	(3.27)	(2.21)
2022	47.08	125.18	183,381	9,826,107	2.40	0.10	1.20	(0.44)	0.66
2021	46.78	125.74	190,527	10,387,775	1.74	0.10	1.20	12.73	13.98

New Discovery
2025	40.79	74.70	127,656	5,416,654	-	0.10	1.20	11.61	12.85
2024	36.15	66.92	136,753	5,167,079	-	0.10	1.20	5.44	6.62
2023	33.90	63.47	140,394	5,019,619	-	0.10	1.20	13.05	14.30
2022	29.66	56.14	146,634	4,631,416	-	0.10	1.20	(30.60)	(29.83)
2021	42.27	80.89	151,344	6,921,217	-	0.10	1.20	0.59	1.70

Total Return
2025	54.00	59.80	22,974	1,120,260	2.78	0.10	0.70	10.39	11.05
2024	39.58	48.92	22,609	988,695	2.49	0.10	0.70	7.00	7.64
2023	36.76	45.72	20,439	821,739	2.04	0.10	0.70	9.68	10.33
2022	33.32	41.69	22,597	832,930	1.71	0.10	0.70	(10.21)	(9.67)
2021	36.89	46.43	22,542	928,797	1.76	0.10	0.70	13.32	14.00

Value
2025	53.38	59.11	21,767	1,026,197	1.60	0.10	0.70	12.23	12.90
2024	47.56	52.35	22,427	968,027	1.52	0.10	0.70	8.60	10.83
2023	26.85	42.91	29,867	1,216,176	1.68	0.70	0.70	7.18	7.18
2022	25.05	40.04	29,066	1,112,155	1.52	0.70	0.70	(6.56)	(6.56)
2021	26.81	42.85	25,715	1,087,490	1.41	0.70	0.70	24.58	24.58

FS-55

6. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
MFS, continued:
Strategic
2025	12.64	12.84	145,923	1,849,652	4.24	0.10	1.20	6.05	7.22
2024	11.79	12.11	150,627	1,789,303	4.10	0.10	1.20	2.01	3.14
2023	11.43	11.87	137,846	1,598,237	3.72	0.10	1.20	6.31	7.49
2022	10.63	11.17	145,911	1,579,287	3.46	0.10	1.20	(14.73)	(13.79)
2021	12.33	13.10	159,277	2,010,149	3.14	0.10	1.20	(0.73)	0.37

Research
2025	27.39	29.21	278,105	7,724,816	1.43	0.10	0.70	21.20	21.93
2024	22.60	23.96	296,736	6,762,215	1.62	0.10	0.70	2.37	2.99
2023	22.08	22.26	299,288	6,619,738	1.07	0.10	0.70	12.23	12.90
2022	15.10	19.72	302,486	5,943,731	1.87	0.10	0.90	(17.66)	(14.88)
2021	23.71	23.95	300,849	7,208,186	0.83	0.10	0.90	10.58	11.46

Global Real Estate
2025	16.57	16.57	1,050	17,390	1.96	0.70	0.70	2.81	2.81
2024	16.12	16.12	658	10,597	2.19	0.70	0.70	(3.37)	(3.37)
2023	16.68	16.68	495	8,254	1.56	0.70	0.70	5.36	10.68
2022	15.07	15.07	59	887	1.91	0.70	0.70	(27.45)	(27.45)
2021	20.77	20.77	7.00	150.00	1.27	0.70	0.70	29.22	29.22

Van Kampen:
Emerging Markets
2025	25.43	37.13	489,572	12,093,733	0.40	0.10	1.20	31.38	32.83
2024	19.14	28.26	516,225	9,619,421	1.35	0.10	1.20	6.52	7.71
2023	17.22	26.53	535,631	9,269,562	1.62	0.10	1.20	10.64	11.86
2022	15.39	23.98	536,167	8,507,290	0.44	0.10	1.20	(25.98)	(25.16)
2021	20.57	32.39	498,519	10,925,168	0.83	0.10	1.20	1.76	2.88

Intl. Magnum
2025	17.97	26.58	83,135	1,533,511	-	0.10	1.20	16.00	17.29
2024	15.32	22.91	89,023	1,403,404	-	0.10	1.20	6.18	7.36
2023	14.27	21.58	95,174	1,398,394	1.67	0.10	1.20	12.71	13.96
2022	12.52	19.14	99,081	1,288,030	-	0.10	1.20	(17.93)	(17.02)
2021	15.09	23.33	103,697	1,663,704	1.83	0.10	1.20	7.07	8.26

Calvert:
Balanced
2025	5.05	6.70	438,110	2,055,557	1.63	0.10	1.20	10.15	11.37
2024	4.54	6.08	452,441	1,933,513	1.74	0.10	1.20	18.18	19.49
2023	3.80	5.14	431,052	1,540,340	1.61	0.10	1.20	15.43	16.70
2022	3.25	4.46	408,712	1,310,806	1.19	0.10	1.20	(16.42)	(15.50)
2021	3.35	4.69	356,104	1,341,961	1.51	0.10	1.20	13.88	15.14

FS-56

6. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Calvert, continued:
Mid Cap
2025	59.98	91.35	8,151	459,963	0.36	0.10	1.20	0.25	1.36
2024	59.18	91.12	8,665	482,430	0.12	0.10	1.20	8.90	10.11
2023	53.74	83.68	9,050	458,625	0.19	0.10	1.20	10.31	11.53
2022	48.19	75.86	9,444	430,446	-	0.10	1.20	(20.44)	(19.57)
2021	59.91	95.35	10,366	589,759	0.19	0.10	1.20	13.65	14.91

Lincoln:
Disciplined Core Value II
2025	9.81	9.91	1,644,500	16,258,428	1.71	0.10	0.70	14.06	14.74
2024	8.60	8.64	1,735,244	14,971,756	0.94	0.10	0.70	6.08	6.51
2023	-	-	-	-	-	-	-	-	-
2022	-	-	-	-	-	-	-	-	-
2021	-	-	-	-	-	-	-	-	-

Value II
2025	14.58	14.58	5,830	85,030	1.66	0.20	0.20	15.79	15.79
2024	12.60	12.60	5,931	74,704	2.33	0.20	0.20	6.48	6.48
2023	-	-	-	-	-	-	-	-	-
2022	-	-	-	-	-	-	-	-	-
2021	-	-	-	-	-	-	-	-	-

Mid Cap Value II
2025	22.00	22.23	477,659	10,560,843	1.99	0.10	0.70	8.24	8.89
2024	20.33	20.41	462,302	9,415,168	2.08	0.10	0.70	6.32	6.76
2023	-	-	-	-	-	-	-	-	-
2022	-	-	-	-	-	-	-	-	-
2021	-	-	-	-	-	-	-	-	-

AIM:
Intl. Growth
2025	60.66	67.17	113,286	6,876,559	1.44	0.10	0.70	15.69	16.38
2024	52.43	57.72	118,307	6,149,215	1.76	0.10	0.70	(0.09)	0.52
2023	51.16	52.48	119,777	6,171,787	0.20	0.10	0.70	17.33	18.03
2022	28.94	43.35	123,609	5,439,331	1.72	0.10	0.90	(18.39)	(16.46)
2021	53.11	53.62	127,878	6,960,587	1.31	0.10	0.90	4.93	5.78

Global
2025	22.39	24.79	36,873	804,051	2.07	0.10	0.70	7.10	7.74
2024	18.52	20.90	36,942	747,696	2.58	0.10	0.70	(2.49)	(1.90)
2023	18.88	21.44	37,938	780,436	1.55	0.10	0.70	8.29	8.94
2022	17.33	19.80	36,750	696,221	2.91	0.10	0.70	(25.46)	(25.01)
2021	17.99	23.11	40,345	1,026,430	3.26	0.10	0.80	8.15	25.58

FS-57

6. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
AIM, continued:
Small Cap
2025	55.00	60.91	18,322	984,605	-	0.10	0.70	7.30	7.94
2024	51.26	56.43	17,862	888,733	0.13	0.10	0.70	14.92	17.26
2023	24.47	43.71	18,762	791,418	-	0.70	0.70	15.77	15.77
2022	21.14	37.76	18,790	682,983	-	0.70	0.70	(21.06)	(21.06)
2021	26.78	47.83	18,795	854,826	0.17	0.70	0.70	19.56	19.56

Global Value
2025	19.23	38.64	173,121	3,343,626	1.39	0.10	1.20	14.18	15.45
2024	16.65	33.84	183,589	3,076,060	1.11	0.10	1.20	15.44	16.73
2023	14.27	29.31	199,397	2,865,739	0.57	0.10	1.20	20.28	21.61
2022	11.73	24.37	209,793	2,508,457	0.34	0.10	1.20	(22.81)	(21.95)
2021	15.03	31.57	215,955	3,392,650	0.97	0.10	1.20	14.59	15.86

Discovery Mid Cap
2025	124.80	128.74	17,070	2,175,267	-	0.10	0.65	4.11	4.68
2024	119.87	122.98	21,991	2,683,452	-	0.10	0.65	23.42	24.11
2023	62.81	99.09	18,499	1,820,438	-	0.10	0.70	13.02	13.04
2022	55.51	87.66	20,052	1,748,197	-	0.10	0.80	(31.45)	(31.05)
2021	125.68	127.14	20,511	2,598,082	-	0.10	0.80	18.17	18.98

Global Securities
2025	124.28	137.63	41,185	4,406,700	-	0.10	0.70	14.52	15.21
2024	108.52	119.46	36,587	3,427,929	-	0.10	0.70	7.93	15.25
2023	56.06	94.16	35,355	2,928,485	0.24	0.70	0.70	33.80	33.80
2022	41.90	70.37	33,087	2,118,967	-	0.70	0.70	(32.24)	(32.24)
2021	61.83	103.85	27,363	2,690,099	-	0.70	0.70	14.69	14.69

Summit:
S&P MidCap
2025	247.94	300.81	175,851	43,458,158	1.10	0.10	1.20	5.86	7.03
2024	234.21	281.05	181,845	42,085,642	1.20	0.10	1.20	12.15	13.40
2023	200.50	208.84	192,498	39,400,551	1.24	0.10	1.20	14.74	16.00
2022	172.84	182.01	212,120	35,478,561	0.94	0.10	1.20	(14.37)	(13.42)
2021	199.63	212.54	244,518	43,294,276	0.84	0.10	1.20	22.93	24.29

Russell Small Cap
2025	172.37	236.20	197,186	35,779,810	1.59	0.10	1.20	11.11	12.34
2024	155.13	210.26	202,320	32,825,166	1.24	0.10	1.20	9.89	11.12
2023	134.99	141.16	211,564	30,951,601	0.88	0.10	1.20	15.21	16.48
2022	115.88	122.52	227,015	27,140,925	0.83	0.10	1.20	(21.46)	(20.60)
2021	145.94	156.01	248,614	34,939,466	0.75	0.10	1.20	13.16	14.41

FS-58

6. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Summit, continued:
Nasdaq-100 Index
2025	332.51	368.22	96,921	28,255,307	0.28	0.10	0.70	19.56	20.27
2024	278.12	306.15	99,390	24,194,327	0.33	0.10	0.70	24.33	25.08
2023	185.09	223.70	110,845	21,599,974	0.33	0.10	0.70	53.33	54.25
2022	93.02	120.00	137,342	15,268,537	0.18	0.10	0.90	(32.71)	(17.59)
2021	40.48	178.33	153,853	22,690,020	0.28	0.10	0.90	25.74	26.75

EAFE Intl.
2025	150.37	189.44	98,405	16,481,359	2.50	0.10	1.20	29.00	30.77
2024	116.57	144.86	102,122	13,015,171	2.71	0.10	1.20	1.70	3.04
2023	114.62	120.50	100,808	12,419,131	3.00	0.10	1.20	16.20	17.66
2022	98.64	102.42	103,587	10,925,083	3.61	0.10	1.20	(15.69)	(14.67)
2021	116.99	120.03	104,166	12,992,353	1.77	0.10	1.20	9.56	10.76

Barclays
2025	70.75	78.35	156,498	10,362,954	3.16	0.10	0.70	6.16	6.80
2024	61.28	66.64	154,706	9,606,187	2.87	0.10	0.70	0.32	0.93
2023	60.72	66.43	147,325	9,046,733	2.76	0.10	0.70	4.74	5.37
2022	47.25	57.62	146,271	8,570,824	2.67	0.10	0.90	(12.61)	(8.88)
2021	65.94	68.22	155,498	10,520,775	2.44	0.10	0.90	(2.70)	(1.92)

S&P 500
2025	479.91	579.01	327,706	147,464,400	1.11	0.10	1.20	16.10	17.39
2024	413.35	493.25	350,660	134,691,223	1.23	0.10	1.20	23.14	24.51
2023	293.82	335.68	376,202	116,093,561	1.37	0.10	1.20	24.42	25.80
2022	233.57	269.79	397,919	98,306,890	1.23	0.10	1.20	(19.31)	(18.42)
2021	286.32	334.37	419,667	128,110,089	1.33	0.10	1.20	26.89	28.29

Moderate
2025	25.08	26.89	124,242	3,207,941	2.50	0.10	0.70	6.23	6.87
2024	23.60	24.33	131,684	3,177,049	2.21	0.10	0.70	6.95	7.59
2023	22.07	22.61	141,339	3,161,127	1.44	0.10	0.70	11.15	11.81
2022	17.03	20.22	144,650	2,896,434	1.09	0.10	0.90	(14.26)	(5.71)
2021	22.95	23.59	154,341	3,611,085	1.07	0.10	0.90	9.08	9.95

Growth
2025	28.10	28.65	1,453	41,233	1.21	0.70	0.70	7.31	7.31
2024	26.19	26.70	1,966	52,135	0.91	0.70	0.70	11.38	11.38
2023	23.51	23.97	6,287	150,395	1.30	0.70	0.70	14.85	14.85
2022	20.47	20.87	5,818	121,190	0.86	0.70	0.70	(15.53)	(15.53)
2021	24.24	24.71	1,788	44,026	1.07	0.70	0.70	15.06	15.06

FS-59

6. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Summit, continued:
Mod. Growth
2025	27.63	29.63	225,777	6,431,778	2.12	0.10	0.70	7.75	8.40
2024	25.64	27.33	227,138	5,954,645	1.94	0.10	0.70	9.40	10.06
2023	23.44	24.09	233,819	5,560,391	1.38	0.10	0.70	13.00	13.68
2022	18.33	21.19	231,377	4,832,949	0.99	0.10	0.90	(14.69)	(9.46)
2021	23.80	24.84	250,664	6,132,378	1.01	0.10	0.90	12.63	13.53

Third Avenue:
Value
2025	50.41	55.82	337,815	12,907,682	2.30	0.10	0.70	33.91	34.71
2024	27.05	37.64	334,566	9,482,743	2.52	0.10	0.70	(2.96)	(2.37)
2023	27.71	38.79	347,389	10,118,201	2.34	0.10	0.70	19.97	20.69
2022	21.16	22.96	369,083	9,016,957	1.41	0.10	0.90	10.66	15.99
2021	19.79	39.78	380,753	8,167,010	0.67	0.10	0.90	21.01	21.95

Dreyfus:
MidCap
2025	38.95	47.44	41,332	1,602,410	0.44	0.10	0.65	9.10	9.70
2024	19.07	35.94	44,217	1,554,203	0.61	0.10	0.70	8.62	12.22
2023	31.64	68.49	46,977	1,473,702	0.61	0.10	0.70	17.87	31.25
2022	16.36	26.84	50,575	1,361,675	0.45	0.10	0.90	(14.37)	(7.89)
2021	31.35	59.43	53,604	1,734,225	0.44	0.10	0.90	24.42	25.44

Scudder:
Small Mid Value
2025	34.86	38.61	72,966	2,124,732	0.97	0.10	0.70	17.39	18.10
2024	24.79	29.70	65,515	1,654,219	1.17	0.10	0.70	5.46	6.10
2023	23.36	28.16	64,560	1,583,952	1.15	0.10	0.70	14.15	14.83
2022	20.34	24.67	60,323	1,340,919	0.84	0.10	0.70	(16.39)	(15.89)
2021	15.47	24.18	69,737	1,842,335	1.38	0.10	0.80	30.37	31.72

Thematic
2025	21.15	21.63	16,478	352,705	0.87	0.10	0.70	18.09	18.80
2024	17.91	18.21	16,960	303,547	1.25	0.10	0.70	8.60	9.26
2023	16.49	16.66	19,998	329,180	1.03	0.10	0.70	15.24	15.93
2022	14.31	14.38	20,660	294,129	1.05	0.10	0.70	(29.01)	(28.58)
2021	18.80	20.13	21,030	420,726	0.34	0.10	0.80	6.98	8.00

FS-60

6. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Scudder, continued:
Capital Growth
2025	135.32	149.85	7,442	745,976	0.05	0.10	0.70	11.75	12.42
2024	121.10	133.30	6,681	622,777	0.18	0.10	0.70	13.23	25.73
2023	52.95	96.31	5,729	445,669	0.07	0.70	0.70	37.61	37.61
2022	38.48	69.99	3,825	234,992	0.09	0.70	0.70	(31.22)	(31.22)
2021	55.94	101.76	3,043	288,275	0.20	0.70	0.70	21.92	21.92

Neuberger Berman:
Regency
2025	45.18	49.63	16,181	642,224	0.48	0.10	0.70	10.78	11.45
2024	27.31	40.79	15,402	549,291	0.65	0.10	0.70	8.06	8.71
2023	25.12	37.74	18,990	601,283	1.15	0.10	0.70	10.23	10.89
2022	22.65	34.24	18,687	528,483	0.58	0.10	0.70	(10.38)	(9.84)
2021	20.33	25.12	28,297	840,938	0.46	0.10	0.90	21.58	32.67

Equity
2025	59.64	62.07	6,588	401,991	-	0.10	0.70	12.95	13.63
2024	52.80	54.63	6,591	354,267	0.21	0.10	0.70	12.49	24.96
2023	39.94	42.25	7,798	329,099	0.35	0.70	0.70	26.02	26.02
2022	31.69	33.53	8,733	292,778	0.44	0.70	0.70	(19.02)	(7.63)
2021	41.40	41.40	9,424	390,185	0.39	0.70	0.70	22.62	22.62

T. Rowe:
Blue Chip
2025	82.21	91.05	232,752	20,287,115	-	0.10	0.70	17.61	18.32
2024	69.90	76.95	246,229	18,181,537	-	0.10	0.70	34.22	35.03
2023	52.08	57.35	287,839	15,763,875	-	0.10	0.70	47.92	48.81
2022	29.23	38.54	303,278	11,138,861	-	0.10	0.90	(38.72)	(22.13)
2021	56.00	62.89	252,970	15,101,278	-	0.10	0.90	16.28	17.21

Equity Income
2025	72.65	80.46	4,044	290,918	1.43	0.10	0.70	13.28	13.96
2024	64.13	70.60	4,522	287,167	1.62	0.10	0.70	9.07	10.60
2023	37.43	57.99	8,557	487,834	1.88	0.70	0.70	8.55	8.55
2022	34.48	53.42	9,620	499,253	1.68	0.70	0.70	(4.26)	(4.26)
2021	36.02	55.79	9,375	521,556	1.48	0.70	0.70	24.35	24.35

FS-61

6. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Franklin Templeton:
Income
2025	39.76	44.03	21,521	561,093	4.94	0.10	0.70	11.77	12.45
2024	20.48	35.57	24,034	552,641	4.58	0.10	0.70	6.45	7.10
2023	19.13	33.42	22,600	564,699	5.15	0.10	0.70	7.87	8.52
2022	17.63	30.98	23,184	544,868	4.79	0.10	0.70	(6.13)	(5.57)
2021	16.76	18.66	22,384	563,495	4.65	0.10	0.90	7.57	16.63

Global Bond
2025	16.45	17.64	251,732	3,962,763	-	0.10	0.70	14.92	15.61
2024	13.33	14.32	262,715	3,573,644	-	0.10	0.70	(11.99)	(11.46)
2023	15.05	16.27	228,719	3,507,025	-	0.10	0.70	2.17	2.78
2022	12.48	14.64	213,967	3,232,524	-	0.10	0.90	(5.04)	(2.81)
2021	15.42	16.61	238,679	3,855,880	-	0.10	0.90	(5.84)	(5.09)

Ivy:
Science
2025	151.47	167.74	25,178	3,103,859	-	0.10	0.70	32.44	33.23
2024	114.37	125.90	23,065	2,185,523	-	0.10	0.70	16.98	29.68
2023	46.89	88.20	21,882	1,685,691	-	0.70	0.70	38.10	38.10
2022	33.96	63.87	20,161	1,199,065	-	0.70	0.70	(32.31)	(32.31)
2021	50.17	94.36	19,355	1,778,122	-	0.70	0.70	14.37	14.37

Balanced
2025	15.05	18.30	16,798	264,734	1.26	0.10	0.70	11.01	11.67
2024	13.48	16.49	17,978	255,668	1.38	0.10	0.70	14.78	15.48
2023	11.67	14.37	18,809	211,259	0.74	0.10	0.70	15.23	15.91
2022	10.07	12.47	16,842	165,598	1.11	0.10	0.70	(16.64)	(16.14)
2021	9.39	12.01	17,313	204,105	0.98	0.10	0.90	8.25	15.85

Pimco:
Total Return
2025	16.65	18.43	151,410	2,255,180	4.10	0.10	0.70	8.13	8.78
2024	11.92	15.39	159,284	2,163,414	4.04	0.10	0.70	1.82	2.43
2023	11.64	15.12	165,536	2,192,241	3.57	0.10	0.70	5.20	5.83
2022	8.98	11.00	160,548	2,036,627	2.58	0.10	0.90	(14.38)	(6.37)
2021	12.84	16.13	207,994	3,107,653	1.82	0.10	0.90	(2.15)	(1.36)

Low Duration
2025	11.78	12.63	78,444	933,273	3.95	0.10	0.70	4.79	5.42
2024	11.24	11.36	85,115	959,312	3.98	0.10	0.70	3.77	4.39
2023	10.83	10.88	98,083	1,053,051	3.60	0.10	0.70	4.24	4.87
2022	9.48	10.38	98,664	1,011,887	1.66	0.10	0.80	(5.83)	(0.91)
2021	10.23	11.02	99,787	1,097,008	0.52	0.10	0.90	(1.80)	(1.03)

FS-62

6. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Pimco, continued:
Real Return
2025	14.87	15.14	4,097	59,630	3.25	0.10	0.70	6.99	7.64
2024	13.81	14.15	3,890	52,748	2.52	0.10	0.70	1.32	1.93
2023	13.55	13.97	4,714	64,026	2.84	0.10	0.70	2.85	3.46
2022	13.10	13.58	4,508	59,021	6.91	0.10	0.70	(12.60)	(12.08)
2021	13.99	14.90	11,259	166,488	4.67	0.10	0.90	0.16	5.38

Ibbotson:
Balanced
2025	20.03	23.21	46,486	912,999	2.11	0.10	0.70	14.02	14.70
2024	17.46	20.36	27,774	476,489	2.15	0.10	0.70	9.40	10.06
2023	15.87	18.61	22,631	360,851	1.99	0.10	0.70	12.04	12.71
2022	14.08	16.61	23,803	337,156	1.43	0.10	0.70	(13.49)	(12.97)
2021	11.81	16.17	29,463	494,131	1.22	0.10	0.80	4.95	10.68

Growth
2025	26.78	29.24	17,171	381,953	1.77	0.10	0.70	17.09	17.79
2024	19.88	22.87	10,127	197,979	1.28	0.10	0.70	11.88	12.56
2023	17.66	20.44	12,237	209,320	1.84	0.10	0.70	14.47	15.15
2022	15.34	17.86	11,699	177,277	1.55	0.10	0.70	(13.85)	(13.34)
2021	17.70	20.73	12,062	213,388	1.23	0.10	0.70	14.09	14.77

Income
2025	13.54	16.63	20,321	357,619	2.29	0.10	0.70	10.93	11.59
2024	12.21	14.90	20,197	320,862	2.26	0.10	0.70	7.21	7.86
2023	11.39	13.82	20,070	297,389	2.15	0.10	0.70	9.83	10.48
2022	9.19	12.51	20,262	273,468	1.64	0.10	0.80	(12.62)	(7.02)
2021	14.31	16.95	22,483	352,051	1.39	0.10	0.80	5.62	6.36

American Funds:
IS New World
2025	39.40	40.76	2,656	104,645	1.19	0.10	0.70	10.04	27.40
2024	30.92	30.92	2,798	86,518	1.75	0.70	0.70	5.81	5.81
2023	29.23	29.23	1,609	47,027	1.63	0.70	0.70	15.19	15.19
2022	25.37	25.37	435	11,034	1.29	0.70	0.70	(22.64)	(22.64)
2021	32.80	32.80	878	28,783	1.04	0.70	0.70	4.19	4.19

FS-63

7. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the periods ended December 31, were as follows:

	2025	2024
Fidelity:
Equity-Income IC
Units issued	254,666	266,478
Units redeemed	(285,290)	(292,397)
Net increase(decrease)	(30,624)	(25,919)

Equity-Income SC
Units issued	2,152	2,492
Units redeemed	(2,336)	(2,503)
Net increase(decrease)	(184)	(11)

Growth IC
Units issued	41,229	57,859
Units redeemed	(58,730)	(69,205)
Net increase(decrease)	(17,501)	(11,346)

Growth SC
Units issued	267	284
Units redeemed	(1,129)	(459)
Net increase(decrease)	(862)	(175)

High Income IC
Units issued	3,486,849	3,718,505
Units redeemed	(3,548,684)	(3,713,923)
Net increase(decrease)	(61,835)	4,582

High Income SC
Units issued	27,149	27,088
Units redeemed	(27,697)	(27,578)
Net increase(decrease)	(548)	(490)

Overseas IC
Units issued	308,448	237,673
Units redeemed	(331,662)	(250,318)
Net increase(decrease)	(23,214)	(12,645)

Overseas SC
Units issued	775	1,407
Units redeemed	(1,108)	(1,519)
Net increase(decrease)	(333)	(112)

FS-64

7. CHANGES IN UNITS OUTSTANDING, continued

	2025	2024
Fidelity, continued:
Asset Mgr. IC
Units issued	40,904	48,833
Units redeemed	(60,900)	(71,867)
Net increase(decrease)	(19,996)	(23,034)

Asset Mgr. SC
Units issued	3,076	3,129
Units redeemed	(3,123)	(3,106)
Net increase(decrease)	(47)	23

Inv. Bond IC
Units issued	1,864,812	1,896,698
Units redeemed	(1,886,256)	(1,856,889)
Net increase(decrease)	(21,444)	39,809

Contrafund IC
Units issued	147,769	194,936
Units redeemed	(176,778)	(216,022)
Net increase(decrease)	(29,009)	(21,086)

Contrafund SC
Units issued	2,052	2,991
Units redeemed	(2,873)	(3,874)
Net increase(decrease)	(821)	(883)

Asset Mgr. Gr. IC
Units issued	36,496	40,090
Units redeemed	(41,202)	(38,278)
Net increase(decrease)	(4,706)	1,812

Asset Mgr. Gr. SC
Units issued	289	358
Units redeemed	(332)	(671)
Net increase(decrease)	(43)	(313)

Mid Cap IC
Units issued	29,665	33,439
Units redeemed	(29,115)	(33,124)
Net increase(decrease)	550	315

FS-65

7. CHANGES IN UNITS OUTSTANDING, continued

	2025	2024
Fidelity, continued:
Strategic IC
Units issued	2,749	2,921
Units redeemed	(2,434)	(2,361)
Net increase(decrease)	315	560

Money Market
Units issued	38,143,200	25,925,923
Units redeemed	(39,384,038)	(14,657,478)
Net increase(decrease)	(1,240,838)	11,268,445

Alger:
Balanced
Units issued	92,830	108,409
Units redeemed	(110,212)	(124,605)
Net increase(decrease)	(17,382)	(16,196)

Capital App
Units issued	6,451	5,976
Units redeemed	(4,990)	(6,049)
Net increase(decrease)	1,461	(73)

MFS:
Utilities
Units issued	83,270	108,156
Units redeemed	(96,300)	(126,176)
Net increase(decrease)	(13,030)	(18,020)

New Discovery
Units issued	60,901	45,172
Units redeemed	(69,998)	(48,813)
Net increase(decrease)	(9,097)	(3,641)

Total Return
Units issued	34,788	32,290
Units redeemed	(34,423)	(30,120)
Net increase(decrease)	365	2,170

Value
Units issued	19,143	26,487
Units redeemed	(19,803)	(33,927)
Net increase(decrease)	(660)	(7,440)

FS-66

7. CHANGES IN UNITS OUTSTANDING, continued

	2025	2024
MFS, continued:
Strategic
Units issued	149,374	167,272
Units redeemed	(154,078)	(154,491)
Net increase(decrease)	(4,704)	12,781

Research
Units issued	1,050,768	1,109,557
Units redeemed	(1,069,399)	(1,112,109)
Net increase(decrease)	(18,631)	(2,552)

Global Real Estate
Units issued	809	189
Units redeemed	(417)	(26)
Net increase(decrease)	392	163

Van Kampen:
Emerging Markets
Units issued	1,239,273	1,293,846
Units redeemed	(1,265,926)	(1,313,252)
Net increase(decrease)	(26,653)	(19,406)

Intl. Magnum
Units issued	63,623	69,778
Units redeemed	(69,511)	(75,929)
Net increase(decrease)	(5,888)	(6,151)

Calvert:
Balanced
Units issued	154,285	231,901
Units redeemed	(168,616)	(210,512)
Net increase(decrease)	(14,331)	21,389

Mid Cap
Units issued	22	25
Units redeemed	(536)	(410)
Net increase(decrease)	(514)	(385)

Lincoln:
Disciplined Core Value II
Units issued	4,562,407	5,099,195
Units redeemed	(4,653,151)	(3,363,951)
Net increase(decrease)	(90,744)	1,735,244

FS-67

7. CHANGES IN UNITS OUTSTANDING, continued

	2025	2024
Lincoln, continued:
Value II
Units issued	8,942	14,108
Units redeemed	(9,043)	(8,177)
Net increase(decrease)	(101)	5,931

Mid Cap Value II
Units issued	1,072,739	1,233,971
Units redeemed	(1,057,382)	(771,669)
Net increase(decrease)	15,357	462,302

AIM:
Intl. Growth
Units issued	398,588	405,876
Units redeemed	(403,609)	(407,346)
Net increase(decrease)	(5,021)	(1,470)

Global
Units issued	31,564	35,855
Units redeemed	(31,633)	(36,851)
Net increase(decrease)	(69)	(996)

Small Cap
Units issued	4,761	8,697
Units redeemed	(4,301)	(9,597)
Net increase(decrease)	460	(900)

Global Value
Units issued	138,016	143,050
Units redeemed	(148,484)	(158,858)
Net increase(decrease)	(10,468)	(15,808)

Discovery Mid Cap
Units issued	15,281	21,215
Units redeemed	(20,202)	(17,723)
Net increase(decrease)	(4,921)	3,492

Global Securities
Units issued	13,775	11,585
Units redeemed	(9,177)	(10,353)
Net increase(decrease)	4,598	1,232

FS-68

7. CHANGES IN UNITS OUTSTANDING, continued

	2025	2024
Summit:
S&P MidCap
Units issued	185,454	186,676
Units redeemed	(191,448)	(197,329)
Net increase(decrease)	(5,994)	(10,653)

Russell Small Cap
Units issued	199,453	209,799
Units redeemed	(204,587)	(219,043)
Net increase(decrease)	(5,134)	(9,244)

Nasdaq-100 Index
Units issued	125,297	144,962
Units redeemed	(127,766)	(156,417)
Net increase(decrease)	(2,469)	(11,455)

EAFE Intl.
Units issued	275,390	258,814
Units redeemed	(279,107)	(257,500)
Net increase(decrease)	(3,717)	1,314

Barclays
Units issued	477,611	482,610
Units redeemed	(475,819)	(475,229)
Net increase(decrease)	1,792	7,381

S&P 500
Units issued	260,326	279,566
Units redeemed	(283,280)	(305,108)
Net increase(decrease)	(22,954)	(25,542)

Moderate
Units issued	482,169	499,934
Units redeemed	(489,611)	(509,589)
Net increase(decrease)	(7,442)	(9,655)

Growth
Units issued	2,884	11,942
Units redeemed	(3,397)	(16,263)
Net increase(decrease)	(513)	(4,321)

FS-69

7. CHANGES IN UNITS OUTSTANDING, continued

	2025	2024
Summit, continued:
Mod. Growth
Units issued	921,076	951,529
Units redeemed	(922,437)	(958,210)
Net increase(decrease)	(1,361)	(6,681)

Third Avenue:
Value
Units issued	355,620	256,873
Units redeemed	(352,371)	(269,696)
Net increase(decrease)	3,249	(12,823)

Dreyfus:
MidCap
Units issued	24,053	26,006
Units redeemed	(26,938)	(28,766)
Net increase(decrease)	(2,885)	(2,760)

Scudder:
Small Mid Value
Units issued	43,588	44,094
Units redeemed	(36,137)	(43,139)
Net increase(decrease)	7,451	955

Thematic
Units issued	39,389	15,537
Units redeemed	(39,871)	(18,575)
Net increase(decrease)	(482)	(3,038)

Capital Growth
Units issued	2,620	2,860
Units redeemed	(1,859)	(1,908)
Net increase(decrease)	761	952

Neuberger Berman:
Regency
Units issued	10,217	11,579
Units redeemed	(9,438)	(15,167)
Net increase(decrease)	779	(3,588)

Equity
Units issued	3,124	5,249
Units redeemed	(3,127)	(6,456)
Net increase(decrease)	(3)	(1,207)

FS-70

7. CHANGES IN UNITS OUTSTANDING, continued

	2025	2024
T. Rowe:
Blue Chip
Units issued	480,268	610,944
Units redeemed	(493,745)	(652,554)
Net increase(decrease)	(13,477)	(41,610)

Equity Income
Units issued	6,311	10,429
Units redeemed	(6,789)	(14,464)
Net increase(decrease)	(478)	(4,035)

Franklin Templeton:
Income
Units issued	24,354	37,665
Units redeemed	(26,867)	(36,231)
Net increase(decrease)	(2,513)	1,434

Global Bond
Units issued	1,009,186	1,007,142
Units redeemed	(1,020,169)	(973,146)
Net increase(decrease)	(10,983)	33,996

Ivy:
Science
Units issued	10,468	11,750
Units redeemed	(8,355)	(10,567)
Net increase(decrease)	2,113	1,183

Balanced
Units issued	13,014	12,627
Units redeemed	(14,194)	(13,458)
Net increase(decrease)	(1,180)	(831)

Pimco:
Total Return
Units issued	105,287	142,866
Units redeemed	(113,161)	(149,118)
Net increase(decrease)	(7,874)	(6,252)

Low Duration
Units issued	153,451	189,428
Units redeemed	(160,122)	(202,396)
Net increase(decrease)	(6,671)	(12,968)

FS-71

7. CHANGES IN UNITS OUTSTANDING, continued

	2025	2024
Pimco, continued:
Real Return
Units issued	2,632	2,308
Units redeemed	(2,425)	(3,132)
Net increase(decrease)	207	(824)

Ibbotson:
Balanced
Units issued	64,664	22,067
Units redeemed	(45,952)	(16,924)
Net increase(decrease)	18,712	5,143

Growth
Units issued	11,662	6,749
Units redeemed	(4,618)	(8,859)
Net increase(decrease)	7,044	(2,110)

Income
Units issued	28,517	33,856
Units redeemed	(28,393)	(33,729)
Net increase(decrease)	124	127

American Funds:
IS New World
Units issued	2,314	1,718
Units redeemed	(2,456)	(529)
Net increase(decrease)	(142)	1,189

FS-72

AMERITAS LIFE INSURANCE CORP.

________________

STATUTORY BASIS FINANCIAL STATEMENTS AS OF

DECEMBER 31, 2025 AND 2024 AND FOR EACH OF THE

THREE YEARS ENDED DECEMBER 31, 2025

SUPPLEMENTAL SCHEDULES AS OF AND FOR THE

YEAR ENDED DECEMBER 31, 2025

AND INDEPENDENT AUDITOR'S REPORT

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors

Ameritas Life Insurance Corp.

Lincoln, Nebraska

Opinions

We have audited the statutory basis financial statements of Ameritas Life Insurance Corp. (the "Company"), which comprise the balance sheets - statutory basis as of December 31, 2025 and 2024, and the related summary of operations and changes in capital and surplus - statutory basis and statements of cash flows - statutory basis for each of the three years in the period ended December 31, 2024, and the related notes to the financial statements - statutory basis (collectively referred to as the "statutory basis financial statements").

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying statutory basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in accordance with the accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska described in Note 1 to the statutory basis financial statements.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2025.

Basis for Opinion

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2025.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory basis financial statements, the statutory basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Insurance Department of the State of Nebraska. The effects on the statutory basis financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

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Responsibilities of Management for the Statutory Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory basis financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the statutory basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory basis financial statements.

In performing an audit in accordance with GAAS, we:

•         Exercise professional judgment and maintain professional skepticism throughout the audit.

•         Identify and assess the risks of material misstatement of the statutory basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory basis financial statements.

•         Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.

•         Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory basis financial statements.

•         Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Deloitte & Touche LLP

Omaha, Nebraska

March 30, 2026

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AMERITAS LIFE INSURANCE CORP.
Balance Sheets - Statutory Basis
(in thousands, except shares)

	December 31
ADMITTED ASSETS	2025	2024
Bonds	$ 12,904,203	$ 12,109,742
Preferred stocks	—	2,828
Common stocks	478,370	483,188
Mortgage loans	2,436,818	2,300,251
Real estate:
Properties occupied by the company	32,225	38,470
Properties held for the production of income	26,423	4,732
Cash, cash equivalents, and short-term investments	341,551	201,163
Contract loans	967,549	851,561
Other investments	1,600,111	1,495,017
Total Cash and Invested Assets	18,787,250	17,486,952

Investment income due and accrued	150,555	145,519
Deferred and uncollected premiums	110,048	109,647
Federal income tax recoverable	—	3,032
Net deferred income tax asset	117,529	125,426
Funds held under coinsurance - affiliate	33,327	33,945
Other admitted assets	152,542	138,472
Separate account assets	11,287,354	10,756,291
Total Admitted Assets	$ 30,638,605	$ 28,799,284

LIABILITIES, CAPITAL AND SURPLUS
Reserves for life, accident and health policies	$ 14,373,108	$ 13,684,723
Deposit-type funds	1,409,540	1,192,888
Reserves for unpaid claims	153,178	153,824
Dividends payable to policyholders	31,150	28,994
Interest maintenance reserve	40,430	48,625
Accrued commissions, expenses and insurance taxes	155,500	152,753
Federal income taxes payable	30,202	—
Asset valuation reserve	325,047	354,449
Other liabilities	664,851	545,291
Separate account liabilities	11,287,354	10,756,291
Total Liabilities	28,470,360	26,917,838

Common stock, par value $0.10 per share; 25,000,000 shares authorized,
issued and outstanding	2,500	2,500
Additional paid in capital	496,449	431,449
Surplus notes	49,993	49,984
Unassigned surplus	1,619,303	1,397,513
Total Capital and Surplus	2,168,245	1,881,446
Total Liabilities, Capital and Surplus	$ 30,638,605	$ 28,799,284

The accompanying notes are an integral part of these statutory basis financial statements.

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AMERITAS LIFE INSURANCE CORP.
Summary of Operations and Changes in Capital and Surplus - Statutory Basis
(in thousands)

	Years Ended December 31
	2025	2024	2023
Premiums and Other Revenue
Premiums, net	$ 3,951,843	$ 4,210,410	$ 3,779,855
Net investment income	893,742	806,210	622,185
Commissions and expense allowances on reinsurance ceded	41,158	34,784	33,566
Modco reinsurance adjustment – affiliate	2,474	9,968	11,843
Income from fees associated with separate accounts	68,559	69,115	63,552
Miscellaneous income	52,936	55,982	62,673
Total Premiums and Other Revenue	5,010,712	5,186,469	4,573,674

Expenses
Benefits to policyholders	4,038,904	4,038,081	3,358,782
Change in reserves for life, accident and health policies	682,854	1,135,517	636,666
Commissions	343,882	372,384	318,711
General insurance expenses	588,755	587,818	589,251
Taxes, licenses and fees	58,206	67,561	59,330
Net transfers from separate accounts	(911,109)	(951,350)	(487,201)
Total Expenses	4,801,492	5,250,011	4,475,539

Gain (Loss) from Operations before Dividends, Federal Income Tax
Expense (Benefit) and Net Realized Capital Gains	209,220	(63,542)	98,135
Dividends to policyholders	29,550	30,907	25,630
Gain (Loss) from Operations before Federal Income Tax
Expense (Benefit) and Net Realized Capital Gains	179,670	(94,449)	72,505
Federal income tax expense (benefit)	16,986	(16,252)	31,114
Gain (Loss) from Operations before Net Realized Capital Gains	162,684	(78,197)	41,391
Net realized capital gains, net of taxes	41,778	44,770	32,387
Net Income (Loss)	204,462	(33,427)	73,778

Surplus notes
Surplus notes amortization	9	9	9
Additional paid in capital
Capital contribution from parent	65,000	—	—
Unassigned surplus
Change in unrealized gains, net of tax	23,635	23,633	50,539
Change in net deferred income taxes	5,918	29,059	65,216
Change in nonadmitted assets	(36,073)	(41,149)	(50,383)
Change in asset valuation reserve	29,402	(17,539)	(72,433)
Change in unrecognized actuarial losses on pension, net of tax	(607)	(37)	(250)
Amortization of reinsurance gain, net of tax (Note 13)	(4,947)	(4,266)	(3,954)
Dissolution of subsidiary (Note 2)	—	—	(95,745)
Cumulative effect of change in accounting principle (Note 1)	—	—	58,822
Net Change in Capital and Surplus	286,799	(43,717)	25,599

Capital and Surplus at the Beginning of the Year	1,881,446	1,925,163	1,899,564
Capital and Surplus at the End of Year	$ 2,168,245	$ 1,881,446	$ 1,925,163

The accompanying notes are an integral part of these statutory basis financial statements.

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AMERITAS LIFE INSURANCE CORP.
Statements of Cash Flows – Statutory Basis
(in thousands)

	Years Ended December 31
	2025	2024	2023
OPERATING ACTIVITIES
Premium collected net of reinsurance	$ 3,945,890	$ 4,236,530	$ 3,783,194
Net investment income received	901,250	801,523	620,675
Miscellaneous income	163,016	160,112	160,206
Benefits paid to policyholders	(4,029,025)	(4,010,542)	(3,377,550)
Net transfers from separate accounts	907,358	959,589	490,322
Commissions, expenses and taxes paid	(995,884)	(1,021,655)	(945,340)
Dividends paid to policyholders	(27,393)	(27,516)	(23,832)
Federal income taxes received (paid)	5,213	(27,086)	(17,142)
Net Cash from Operating Activities	870,425	1,070,955	690,533

INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid	2,376,607	1,665,850	1,300,512
Cost of investments acquired	(3,327,033)	(2,609,281)	(1,605,951)
Net change in contract loans	(115,721)	(119,637)	(118,593)
Net Cash from Investing Activities	(1,066,147)	(1,063,068)	(424,032)

FINANCING AND MISCELLANEOUS ACTIVITIES
Change in deposit-type funds	216,654	22,451	(417)
Proceeds from capital contributions	65,000	—	—
Proceeds from borrowings	—	107	167,500
Redemptions of borrowings	(2,959)	—	(262,500)
Other miscellaneous, net	57,415	13,837	(56,338)
Net Cash from Financing and Miscellaneous Activities	336,110	36,395	(151,755)

Net Change in Cash, Cash Equivalents and Short-Term Investments	140,388	44,282	114,746

Cash, Cash Equivalents and Short-Term Investments
– Beginning of Year	201,163	156,881	42,135

Cash, Cash Equivalents and Short-Term Investments
– End of Year	$ 341,551	$ 201,163	$ 156,881

Non-cash transactions from operating, investing and financing activities:
Exchanges of bonds and stocks	$ 183,673	$ 41,833	$ 16,375
Real estate acquired through mortgage loan foreclosure	14,055	—	—
Transfer of bonds to other invested assets	2,633	—	—
Acquisition of stock from alternative partnerships	195	—	—
Bonds converted to stocks	—	5,161	—
Recognized commitments for low income housing investments (Note 3)	—	2,932	18,069
Net assets (liabilities) acquired from dissolution of subsidiary (Note 2)	—	—	(3,296)
Disposal of investment from dissolution of subsidiary (Note 2)	—	—	(92,609)

The accompanying notes are an integral part of these statutory basis financial statements.

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AMERITAS LIFE INSURANCE CORP.

Notes to Financial Statements – Statutory Basis

For the Years Ended December 31, 2025, 2024 and 2023

(in thousands)

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Ameritas Life Insurance Corp. (the Company or Ameritas Life), a stock life insurance company domiciled in the state of Nebraska, is a wholly-owned subsidiary of Ameritas Holding Company (AHC), which is a wholly-owned subsidiary of Ameritas Mutual Holding Company (AMHC). AMHC is a mutual insurance holding company. Owners of designated policies issued by the Company have membership interest in AMHC, while contractual rights remain with the Company. AHC also wholly owns Ameritas Investment Partners, Inc. (AIP), an advisor providing investment management services to the Company.

The Company wholly-owns Ameritas Life Insurance Corp. of New York (Ameritas-NY), a New York domiciled life insurance subsidiary, Ameritas Investment Company, LLC (AIC), a broker dealer, Variable Contract Agency LLC (VCA), an insurance agency, and Ameritas Advisory Services LLC (AAS), a registered investment advisor.

The Company has established three Closed Blocks of policies: (a) the first on October 1, 1998, (b) the second on July 1, 2005, and (c) the third on July 1, 2007, (collectively, the Closed Blocks). The Company formed these closed blocks of policies, under the arrangements approved by the Insurance Departments of the State of Nebraska, Ohio or the District of Columbia, as appropriate, to provide for dividends on policies that were in force on each respective effective date and which were within the classes of individual policies for which the Company had a dividend scale in effect at those dates. The Closed Blocks were designed to give reasonable assurance to owners of affected policies that the assets will be available to support such policies including maintaining dividend scales in effect at the effective dates, if the experience underlying such scales continues. The assets, including revenue thereon, will accrue solely to the benefit of the owners of policies included in the block until the block is no longer in effect.

The Company’s insurance operations consist of life and health insurance, annuity, group pension and retirement contracts. The Company operates in 49 states and the District of Columbia.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in accordance with accounting practices prescribed or permitted by the Nebraska Department of Insurance (the Department). Accounting practices and procedures of the National Association of Insurance Commissioners (NAIC) as prescribed or permitted by the Department comprise a comprehensive basis of accounting (NAIC SAP) other than accounting principles generally accepted in the United States of America (GAAP). The Company follows NAIC SAP and has not been granted any Nebraska prescribed or permitted practices.

The preparation of financial statements in accordance with statutory accounting practices requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein. Material estimates susceptible to significant change include reserves, income taxes, investment values, and other-than-temporary impairments (OTTI).

Current NAIC SAP practices vary from GAAP. The more significant variances between NAIC SAP and GAAP are as follows:

Under NAIC SAP, investments in bonds and redeemable preferred stock are generally reported at amortized cost, with certain NAIC designated securities reported at the lower of amortized cost or fair value and adjustments to fair value reported directly in surplus. Under GAAP, bonds are carried either at amortized cost or fair value based on their classifications. Under GAAP, bonds designated as held-to-maturity based on the Company’s intent and ability to hold to maturity would be carried at amortized cost. Bonds designated as available-for-sale would be carried at fair value with net unrealized holding gains and losses reported in other comprehensive income. Bonds designated as trading would be carried at fair value with net unrealized holding gains and losses reported in income.

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NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Under NAIC SAP, the cost basis of an impaired issuer credit obligations or asset-backed security is written down to fair value when a decline in value is considered other-than-temporary. The full impairment loss is recognized in income. Under U.S. GAAP, credit-related impairment to a debt security is recorded through an allowance in income, with the remaining unrealized loss, if applicable, recognized in other comprehensive income.

Under NAIC SAP, investments in unaffiliated common stocks are stated at fair value with changes in fair value recognized in unrealized gains (losses) on investments, a component of surplus. Under GAAP, common stocks are carried at fair value with changes in unrealized gains and losses recognized in income.

Subsidiaries are included as common stocks carried under the equity method, with the equity in net income (loss) of subsidiaries credited directly to the Company’s unassigned surplus for NAIC SAP. Dividends received from subsidiaries are recorded in net investment income. GAAP requires either consolidation or the equity interest in net income of subsidiaries to be credited to the income statement.

Under NAIC SAP, a mortgage loan is impaired when it it is probable the Company will be unable to collect all amounts contractually due. Impairments are evaluated on an individual basis. Under GAAP, a mortgage loan is stated at amortized cost less an allowance based on expected lifetime credit loss. Collectibility is measured on a collective basis for assets with similar risk characteristics.

Under NAIC SAP, real estate owned and occupied by the Company is included in invested assets, and net investment income and operating expenses includes self-charged rent for the Company’s occupancy of this property. Under GAAP, this property would be classified as an operating asset, and there would be no self-charged rent or expenses.

Under NAIC SAP, limited partnerships are stated at the underlying audited GAAP equity value with the change in valuation reflected in unrealized gains (losses), net of tax in unassigned surplus. Income distributions from the limited partnerships are reported as net investment income when declared, to the extent that they are not in excess of the undistributed accumulated earnings, in the statement of operations and changes in capital and surplus on a NAIC SAP basis. Under GAAP, the change in valuation as well as the income distributions are reflected in either net investment income or as a realized capital gain or loss depending on the underlying investments.

The asset valuation reserve (AVR) and interest maintenance reserve (IMR) are established only on the statutory financial statements.

Under NAIC SAP, derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability and embedded derivatives are not accounted for separately from the host contract. Also, the change in fair value of open derivative instruments that do not meet the criteria of an effective hedge is recorded as an unrealized gain or loss in surplus. Under GAAP, all derivatives are reported on the balance sheets at fair value. Changes in fair value of derivatives, to the extent they are effective at offsetting hedged risk are recorded through either income or equity, depending on the nature of the hedge. An embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risks of the host contract is accounted for separately from the host contract and reported at fair value.

Acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to operations as incurred under NAIC SAP. Under GAAP, costs related to successful acquisitions are capitalized and charged to operations on a constant level basis over the expected term of the related insurance contracts.

Under NAIC SAP, identifiable intangible assets are not recorded.

Under NAIC SAP, amounts that represent revenue for services to be provided in future periods are reported as revenue when received. Under GAAP, amounts would be reported as a liability and amortized into revenue using the same assumptions used to amortize deferred policy acquisition costs.

Certain assets designated as nonadmitted are excluded from the accompanying Balance Sheets – Statutory Basis and are charged directly to unassigned surplus. Under GAAP, these assets would be included in the balance sheets, net of any valuation allowance.

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NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Under NAIC SAP, Universal Life and Annuity revenues consist of the entire premium received and benefits represent the death benefits paid and the change in policy reserves. Under GAAP, revenues are comprised of contract charges and fees which are recognized when assessed against the policyholder account balance.

Policy reserves for Life, Accident and Health policies are based on methods prescribed by the NAIC. For policies subject to formulaic reserving method, a prescribed limited range of assumptions, such as mortality, morbidity and interest assumptions and economic market information are used. For policies subject to Principle Based Reserving method, a wider range of the Company’s own assumptions are considered, subject to prescribed rule based regulatory requirements. Under GAAP, policy reserves are based on relevant actual cash flows and the Company’s own assumptions such as morbidity, mortality, and lapse; as well as market-observable discount rates and other economic information.

Under NAIC SAP, policyholder dividends are recognized when declared. Under GAAP, policyholder dividends would be for dividends that have accrued as of the financial statement date based on the best available estimate of the amount of dividends to be paid.

Under NAIC SAP, reinsurance agreements must transfer risk from the ceding company to the reinsurer in order to receive the reinsurance accounting treatment. If the terms of the agreement violate the risk transfer criteria, the agreement shall be accounted for as deposit accounting. Under NAIC SAP, reserves and unpaid claim liabilities ceded to reinsurers have been reported as reductions to the related reserves. Under GAAP, to qualify for risk transfer and be accounted for as reinsurance an evaluation must be made to determine whether the contract indemnifies against insurance risk. If risk transfer requirements are not met, the reinsurance agreement is considered a financing arrangement and deposit accounting is required.

Under NAIC SAP, a liability for reinsurance balances is provided for unsecured policy reserves ceded to reinsurers unauthorized by license to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, no such amounts are recorded.

Reinsurance recoverables on unpaid losses are reported as a reduction of policy reserves, while under GAAP, they are reported as an asset.

Under NAIC SAP, the difference between the employee benefit plan’s assets and the employee benefit obligation is reflected as an asset or liability, with an offset to unassigned surplus and any asset balances nonadmitted. Prior service costs are recorded as a component of unassigned surplus, net of tax. Under GAAP, the difference between the plan’s assets and the benefit obligation is reflected as an asset or liability, with an offset to other comprehensive income. Prior service costs are recorded as a component of other comprehensive income, net of tax.

NAIC SAP requires an amount be recorded for deferred taxes as a component of surplus, however, there are limitations as to the amount of deferred tax assets that may be reported as admitted assets that are not applicable under GAAP. Under NAIC SAP, both the valuation allowance determination and admission calculation are made based on a separate company basis.

Under SAP, surplus notes are reported as surplus and interest cannot be accrued until written approval has been received from the Department. Under GAAP, surplus notes are included in liabilities including interest.

Under NAIC SAP, the amount of goodwill recorded as an admitted asset is subject to limitation and is amortized into earnings over a period not to exceed 10 years. Goodwill under GAAP is not amortized into earnings and is annually analyzed for impairment which would be reported as a recognized loss into earnings.

Under NAIC SAP, the Statements of Cash Flow – Statutory Basis reflects changes in cash, cash equivalents, and short-term investments with remaining maturities when purchased of one year or less. Under GAAP, the statement of cash flows reflects changes in cash and investments with original maturities when purchased of three months or less.

Comprehensive income and its components are not presented under NAIC SAP.

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NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Significant statutory accounting practices are as follows:

Investments

Investments are stated at amounts prescribed by the NAIC which are as follows: issuer credit obligations and asset-backed securities with NAIC ratings 1-5 are stated at amortized cost. Issuer credit obligations and asset-backed securities with a NAIC rating of 6 are stated at the lower of amortized cost or fair value. Significant changes in estimated cash flows from the original purchase assumptions are reviewed monthly. Prepayment assumptions for asset-backed securities are obtained from broker dealer survey values or internal estimates based on characteristics of similar products, consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all asset-backed securities of high credit quality. The prospective method is used to value investments with significant changes in cash flow or of lower credit quality.

Common stocks are reported at fair value. Investments in stocks of insurance subsidiaries are carried at audited statutory equity and non-insurance subsidiaries and affiliates in which the Company has an interest of 10% or more are carried equal to the Company’s proportionate share of the audited GAAP-basis equity after the date of acquisition. The change in the carrying value is recorded as a change in unrealized gains (losses) on investments, a component of unassigned surplus. The value of affiliated subsidiaries was $114,509 and $102,398 at December 31, 2025 and 2024, respectively.

Mortgage loans are stated at the unpaid principal balance adjusted for unamortized discounts or premiums. The Company records a reserve for losses on mortgage loans as part of the AVR and mortgage loans are recorded at the lower of unamortized cost and the fair value of the collateral, less estimated selling cost, if deemed other than temporarily impaired.

Real estate occupied by the Company and held for the production of income is reported at depreciated cost. Depreciation expense is determined by the straight-line method. Real estate owned and occupied by the Company is included in investments, and investment income and operating expenses include rent for the Company’s occupancy of its owned properties. Fair value for impaired commercial real estate is determined by valuations based on external appraisals. Real estate impairment losses due to decreases in property value are recognized in net realized capital gains (losses) on the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

Cash and cash equivalents consist of cash-in-bank, cash-in-transit, money market mutual funds and all highly liquid securities with maturity of three months or less at the date acquired. Money market mutual funds are stated at amortized cost which approximates fair value. Short-term investments presented in the Balance Sheets – Statutory Basis consist of all investments that have a maturity date of one year or less at the date acquired and are stated at amortized cost, which approximates fair value.

Contract loans are stated at the aggregate unpaid principal balance. The excess of the unpaid balance of the loan over the cash surrender value is considered a nonadmitted asset.

A carrying amount of limited partnerships, limited liability companies, and joint ventures reflects the underlying audited GAAP equity of these investments. Income from these investments is recognized when declared, to the extent that they are not in excess of the undistributed accumulated earnings. Unrealized gains and losses resulting from differences between the cost and carrying amount of these investments are credited or charged directly to unassigned surplus. These investments are recorded in other investments in the Balance Sheets – Statutory Basis. The recorded carrying value of affiliated limited liability companies are as follows:

	2025	2024
AIC	$ 18,043	$ 14,266
VCA [1]	535	524
AAS [1]	1,744	402
Total	$ 20,322	$ 15,192

1 VCA and AAS did not have GAAP audits performed, so the Company nonadmits these assets.

Other investments also include collateral loans, surplus debentures, residual tranches, and low-income housing tax credits carried under the proportional amortized cost method. Other-than-temporary impairments on other investments of $8,161, $1,000, and $3,256 were recorded as realized losses during 2025, 2024, and 2023, respectively. The Company has no investments in joint ventures, partnerships, or limited liability companies that exceeds 10% of its admitted assets.

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NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The Company purchases and sells futures contracts to hedge against principal losses on variable annuity contracts with a guaranteed lifetime withdrawal benefit rider attached. Futures contracts are a standardized contractual agreement to buy or sell a particular financial instrument at a predetermined price in the future. The gains and losses of futures contracts are derived from the daily movement of the underlying market. These gains and losses are settled in cash through a daily variation margin. The Company sells futures contracts on certain equity indices with expiration dates of less than 6 months as well as buys and sells futures contracts on certain Treasury notes and bonds, ranging in maturities between 1 and 30 years, with expiration dates of less than 6 months. The Company does not receive cash on the initial purchase or sale of the futures contracts, but will receive or pay cash daily based on the movement of the underlying index or Treasury notes. At December 31, 2025, and 2024, respectively, the notional amount of the equity and treasury futures contracts bought by the Company was $123,000, and $144,100, and the notional amount of the equity and treasury futures contracts sold was $118,915, and $144,100.

The Company is required to post collateral to the brokering bank for futures. To comply with this requirement, the Company usually posts short-term Treasury bills with the bank. The bank acts as an intermediary to the futures transactions and takes initial margins from both parties to limit the counterparty risk. The collateral (treasury bills) is recorded in bonds on the Balance Sheets – Statutory Basis as an asset by the Company. The book/adjusted carrying value of the collateral recorded at December 31, 2025 and 2024 was $16,974 and $22,780, respectively.

Since futures contracts are not considered an effective hedge, the total variation margin on open contracts is reflected in the change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis. The total variation margin on closed futures contracts is reflected in net investment income in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

The Company purchases and sells call options (Over the Counter "OTC" index call options) to hedge variable annuity, fixed index annuity, and index universal life insurance contracts whose credited interest is linked to returns on multiple equity indices based on a formula which applies participation rates and/or cap rates to the returns in the indices. Call options are contracts, which give the option purchaser the right, but not the obligation, to buy securities at a specified price during a specified period. The OTC index call options expire monthly until December 23, 2027. The Company paid and received initial fees (the option premium) to enter the option contracts. The purchased OTC index call options give the Company the right to receive cash at settlement if the closing Index value is above the strike price, while the written OTC index call options require the Company to pay cash at settlement if the closing Index value is above the strike price. The Company sells OTC index call options to effectively offset the proceeds the Company would receive on its purchased OTC index call options that represent a return above the amount that would be credited to insurance contracts electing a capped return in the Index. These proceeds do not result in income to the Company because the hedged insurance contracts would be credited interest for an equivalent amount.

The Company purchases and sells exchange traded index call options (exchange traded index call options) based on multiple equity indices to hedge fixed index annuity contracts and index universal life contracts. The Company has purchased and written exchange traded index call options that expire through June 17, 2027. The Company paid and received initial fees (the option premium) to enter the option contracts. The purchased exchange traded index call options give the Company the right to receive cash at settlement if the closing index value is above the strike price, while the written exchange traded index call options require the Company to pay cash at settlement if the closing index value is above the strike price.

The Company purchases and sells exchange traded put options (equity put options) based on multiple equity indices to hedge variable annuity contracts with a guaranteed lifetime withdrawal benefit rider attached. Put options are contracts, which give the option purchaser the right, but not the obligation, to sell securities at a specified price during a specified period. The Company paid and received initial fees (the option premium) to enter the option contracts. The purchased equity put options give the Company the right to receive cash at settlement if the closing index value is below the strike price, while the written equity put options require the Company to pay cash at settlement if the closing index value is below the strike price. If the closing index value is above the strike price, the equity put options expire without value.

11

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The Company uses OTC foreign currency swaps to reduce the risk from fluctuations in foreign currency exchange rates associated with holding foreign currency denominated investments. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, cash flows in one currency for cash flows in another currency. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. When the currency swaps meet specific criteria, they may be designated as accounting hedges and accounted for as foreign currency fair value hedges. In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument’s effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and qualitatively assessed, at least quarterly, throughout the life of the designated hedging relationship.

The Company is exposed to credit-related losses in the event of nonperformance by counter-parties on its OTC derivative positions. The Company manages its exposure to credit risk by utilizing highly rated counterparties and uses master netting agreements (MNAs) which permit either party to net payments due to exposure. Collateral is either pledged or received when certain predetermined exposure limits are exceeded. The Company had collateral pledged from counterparties of $30,000, and $10,000 which is included in other liabilities on the Statutory Balance Sheet as of December 31, 2025 and 2024, respectively. The Company had $1,991 and $4,981 of collateral pledged to counterparties included in bonds on the Statutory Balance Sheet as of December 31, 2025 and 2024, respectively. There are no losses on derivative financial instruments due to counterparty nonperformance.

The options (OTC index call options, exchange traded index call options, and equity put options) are carried at their fair value with changes recorded through unrealized capital gains (losses). Options with a positive fair value or carrying value are reported as other investments in the Balance Sheets – Statutory Basis. Options with a negative fair value or carrying value are reported as other liabilities in the Balance Sheets – Statutory Basis.

Cash flows related to the gains and losses from options, opening and closing marks for futures, and interest payments from currency swaps are reflected in net investment income received in the Statement of Cash Flows - Statutory Basis. Cash flows related to long options' open, closed, and the mark-to-market transactions, futures mark-to-market, and currency swap open and close transactions are reflected in proceeds from investments sold, matured or repaid and cost of investments acquired in the Statement of Cash Flows - Statutory Basis. Cash flows related to short options' open, closed and the mark-to-market transactions are reflected in other miscellaneous, net in the Statement of Cash Flows - Statutory Basis.

The foreign currency swaps used in effective hedges are carried in a manner consistent with the hedged asset or liability. Foreign currency swaps hedging bonds are carried at amortized cost and reflected in other investments and other liabilities in the Balance Sheets - Statutory Basis. Changes in the carrying value of open foreign currency swaps as a result of exchange rate changes are reflected in change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis. Interest income received from open foreign currency swaps is reflected in net investment income. Changes in the carrying value of closed foreign currency swaps is reflected in net investment income.

Foreign currency swaps not used in an effective hedge are carried at fair value and reflected in other investments when fair value is positive and other liabilities when fair value is negative in the Balance Sheets - Statutory Basis. Changes in the fair value of open foreign currency swaps are reflected in change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis. Changes in the fair value of closed foreign currency swaps and interest income associated with the currency swaps are reflected in net investment income.

12

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The credit exposure is limited to the fair value of the options and foreign currency swaps included in other investments in the Balance Sheets - Statutory Basis as follows:

	Fair Values of Derivative Instruments
	Asset Derivatives
	Notional Amount		Fair Value
	2025	2024	2025	2024
Derivatives Not Designated as Hedging Instruments:
OTC index call option contracts owned - gross asset	$ 4,226,896	$ 3,712,055	$ 332,848	$ 202,246
OTC index call option contracts written - gross liability	1,950,496	1,411,000	(152,404)	(86,294)
Exchange traded index call option contracts owned	2,094,868	2,079,595	322,150	273,603
Foreign currency swaps - gross liability	—	22,321	—	(664)
Derivatives Designated as Fair Value Hedges:
Foreign currency swaps - gross asset	24,058	178,474	1,724	11,461
Foreign currency swaps - gross liability	10,882	39,728	(864)	(1,920)

The fair value of the related derivative liabilities included in other liabilities in the Balance Sheets - Statutory Basis are as follows:

	Fair Values of Derivative Instruments
	Liability Derivatives
	Notional Amount		Fair Value
	2025	2024	2025	2024
Derivatives Not Designated as Hedging Instruments:
Exchange traded index call option contracts written	$ 1,991,038	$ 2,001,383	$ 176,900	$ 145,709
Derivatives Designated as Fair Value Hedges:
Foreign currency swaps - gross asset	59,710	—	(2,757)	—
Foreign currency swaps - gross liability	191,683	—	14,825	—

13

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The amounts recognized in net investment income and change in unrealized gains (losses) in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis for options, futures and foreign currency swaps are as follows:

	Amount Recognized
	2025	2024	2023
Derivatives Not Designated as Hedging Instruments:
OTC index call option contracts - closed	$ 15,765	$ 32,236	$ (15,207)
Exchange traded index call option contracts - closed	62,163	32,276	6,913
Equity put option contracts - closed	(190)	(80)	(16)
Futures contracts - closed	(7,146)	(19,020)	(36,224)
Derivatives Designated as Fair Value Hedges:
Foreign currency swaps - closed	—	—	1,172
Foreign currency swaps - open	4,111	2,655	—
Total recognized in net investment income	$ 74,703	$ 48,067	$ (43,362)
Derivatives Not Designated as Hedging Instruments:
OTC index call option contracts - open	$ 38,292	$ (15,988)	$ 37,212
Exchange traded index call option contracts - open	12,855	19,200	30,723
Futures contracts - open	47	(8,508)	8,028
Foreign currency swaps - open	—	(664)	—
Derivatives Designated as Fair Value Hedges:
Foreign currency swaps - open	(19,270)	10,379	2,832
Total recognized in change in unrealized gains (losses)	$ 31,924	$ 4,419	$ 78,795

Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Interest income on asset-backed securities is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended for bonds and mortgage loans that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis and recorded in operations.

Accrued interest more than 180 days past due deemed collectible on mortgage loans in default is nonadmitted. All other investment income due and accrued, excluding contract loans, with amounts over 90 days past due is nonadmitted. Interest income due and accrued for contract loans in excess of the cash surrender value is nonadmitted.

If the Company has the intent to sell an impaired security, the cost basis of the security is written down to fair value. For issuer credit obligations, if the Company does not have the intent to sell, but it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to fair value. For asset-backed securities, if the Company does not have the intent to sell and it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the discounted estimated future cash flows. All write downs are recorded as a realized loss. For unaffiliated common stocks and other investments carried at fair value, unrealized gains and losses resulting from differences between the cost and carrying amount of these investments are credited or charged directly to unassigned surplus.

Nonadmitted Assets

In accordance with NAIC SAP, certain assets, designated as nonadmitted assets, are excluded from the Balance Sheets – Statutory Basis and are charged directly to unassigned surplus. Nonadmitted assets consist primarily of a portion of deferred income tax assets, contract loans, prepaid expenses, advances to agents, unearned annualized commissions, furniture and equipment, application software, other investment income that is over 90 days past due, unaudited non-insurance subsidiaries and other assets not specifically identified as an admitted asset within NAIC SAP. Total nonadmitted assets were $308,755 and $272,682 at December 31, 2025 and 2024, respectively.

14

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Furniture and Equipment

Electronic data processing (EDP) equipment and operating software are carried at cost of $11,409 and $14,523 less accumulated depreciation of $10,128 and $12,202 at December 31, 2025 and 2024, respectively. EDP equipment and operating software are depreciated using the straight line method over the lesser of the estimated useful life of the related asset or three years.

An impairment of an asset is recorded as a charge to operations if both of the following conditions are met: information available prior to issuance of the statutory basis financial statements indicates that it is probable that an asset has been impaired at the date of the statutory basis financial statements and the amount of loss can be reasonably estimated.

Leasehold improvements are carried at cost less accumulated amortization. The Company calculated amortization of leasehold improvements using the straight-line method over the lesser of the useful life of the asset or the remaining original lease term, excluding options or renewal periods. Leasehold improvements are generally amortized over three to twenty years. Non-operating software is depreciated over the lesser of its estimated useful life or five years. Other furniture and equipment are depreciated using the straight line method over the estimated useful lives of the assets. Furniture and fixtures are generally depreciated over three to ten years. Depreciation expense on depreciable assets of $11,379, $8,285, and $8,098, was recorded in general insurance expenses in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis for the years ended December 31, 2025, 2024, and 2023 respectively.

Reserves for Life, Accident and Health Policies, and Deposit-type Funds
Life policy reserves are established to provide amounts adequate to discharge estimated future policy obligations in excess of estimated future premiums on policies in force. Reserves for traditional, flexible premium and variable life insurance are determined using the Commissioners’ Reserve Valuation Method or Net Level Premium Method, or, where applicable, under the principle-based reserve requirements of VM-20, using prescribed interest and mortality assumptions and other assumptions consistent with regulatory guidance.

Reserves for fixed annuities are calculated using the Commissioners’ Annuity Reserve Valuation Method with applicable statutory interest and mortality assumptions. Reserves for variable annuities are determined in accordance with VM-21, based on a conditional tail expectation 70 stochastic reserve and any additional standard projection amount required, using a prescribed set of economic scenarios and assumptions as defined by VM-21.

Tabular interest, less actual reserves released and tabular cost for all life contracts are determined based upon statutory regulations. Other policy reserves are established and maintained on the basis of published mortality and morbidity tables using assumed interest rates and valuation methods as prescribed by the Department.

Reserves for deposit-type funds are equal to deposits received and interest credited to the benefit of policyholders, less withdrawals that represent a return to the policyholder. For the determination of tabular interest to deposit-type funds, the valuation interest rate, which varies by issue year, is multiplied by the average funds in force during the year subject to such valuation interest rate.

Reserve for Unpaid Claims
The reserves for unpaid group and individual dental and vision claims are estimated using historical claim lags, with adjustments based on the current level of pending/unprocessed claims, and relative to the historical levels during the time period used to generate claim lag factors. The reserves for unpaid claims for group and individual dental and vision insurance includes claims in course of settlement and incurred but not reported claims. Claim adjustment expenses corresponding to the unpaid claims are accounted for by adding an additional load to the reserve for unpaid claims. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

Reserves for unpaid individual accident and health disability contracts claims, the present value of amounts not yet due on claim reserves is a first principles-type calculation based on a seriatim listing of open disability claims. All termination rate and interest discounting assumptions adhere to minimum NAIC Standards. An additional liability is recorded for claim adjustment expenses corresponding to the unpaid claims.

15

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Reserves for unpaid life claims include claims reported and unpaid and claims not yet reported, which is estimated based upon historical experience. As such amounts are necessarily estimates, the ultimate liability will differ from the amount recorded and will be reflected in operations when additional information becomes known.

Reserves for unpaid group accident and health long-term disability contracts are a tabular calculation based on a seriatim listing of open disability claims. Issued and incurred claims are generated based on the 2012 Group Long-term Disability Table (GLTD). A modification is made for claims in the first two years from disablement.

Dividends to Policyholders

Dividends are provided based on dividend formulas approved by the Board of Directors of the Company in accordance with actuarially determined dividend scales. Dividends to policyholders are reflected in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis at amounts estimated to be paid or credited to policyholders during the subsequent year on the policy anniversary dates. Dividends to policyholders also include reinsurance assumed business. A portion of the Company’s business has been issued on a participating basis. The amount of insurance in force on direct individual life participating policies was $22,362,038, or 19.0%, and $22,397,605, or 17.8%, of the individual life policies in force as of December 31, 2025 and 2024, respectively.

Asset Valuation and Interest Maintenance Reserves

The AVR is a required appropriation of unassigned surplus to provide for possible losses that may occur on certain investments of the Company. The reserve is computed based on holdings of all investments and realized and unrealized gains and losses, other than those resulting from interest rate changes. Changes in the reserve are charged or credited to unassigned surplus.

The IMR is calculated based on the prescribed methods developed by the NAIC. Realized gains and losses, net of tax, resulting from interest rate changes on fixed income investments are deferred and credited to this reserve. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the underlying investment. Amortization included in net investment income was $7,932, $7,780, and $9,711 for 2025, 2024, and 2023, respectively.

Recognition of Premium Revenues and Related Costs

Life premiums are recognized as revenue when premiums are due. Annuity considerations are recognized as income when received. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Consideration received on deposit-type funds, which do not contain life contingencies, is recorded directly to the related liability.

Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Reinsurance
Reinsurance premiums and claims are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits, reserves for life, accident and health policies, and reserves for unpaid claims are reported net of reinsured amounts. In a modified coinsurance arrangement, the ceding company retains the assets with respect to the policies reinsured and also retains and records the associated reserves. The assuming company does not reflect the assets or reserves in its balance sheet.

Leases
The Company leases and subleases office space under operating lease agreements that expire at various dates through 2030. Certain rental commitments have renewal options extending through the year 2030. Some of these leases include escalation clauses, which vary with levels of operating expense. The impact of these leases, including future minimum lease payments under noncancellable operating leases, were not material for 2025, 2024, and 2023.

16

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Income Taxes

The Company files a life/non-life consolidated tax return with AMHC and AMHC eligible affiliates. The Company’s income tax allocation is based upon a written agreement which uses a modified separate return method. The modified separate return method adjusts the separate return method so that the net operating losses (or other current or deferred tax attributes) are characterized as realized by the Company when those attributes are realized (or realizable) by the consolidated group.

The Company is subject to tax-related audits in the normal course of operations. The Company records a contingency reserve for tax-related matters when it is more likely than not that a liability has been incurred and the amount of the loss can be reasonably estimated. The tax contingency reserves are evaluated based upon the facts and circumstances that exist at each reporting measurement. Adjustments may result from new information, resolution of an issue with the taxing authorities or changes in laws or regulations. There was no reserve for tax related contingencies at December 31, 2025 and 2024.

The Company is subject to taxation in the United States and various states. The Company is not subject to examinations by tax authorities for years before 2022.

Separate Accounts

Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered, principally for variable annuity, variable life and group annuity contracts and for which the contract holders, rather than the Company, bear the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Investment income and gains and losses from these accounts accrue directly to contract holders and are not included in the accompanying financial statements. Net asset values and changes in net asset values of separate account assets generally accrue directly to the contract holders and are not included in the Company’s revenues and expenses or surplus.

Vulnerability due to Certain Concentrations

The Company operates in a business environment which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, market risk, credit risk and legal and regulatory changes, including policies and related impacts from pandemics or other public health issues. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes that lessen these incentives are likely to negatively impact the demand for these products. The demand for life insurance products that are used to address a customer’s estate planning needs may be impacted to the extent any legislative changes occur to the current estate tax laws.

Accounting Pronouncements

The NAIC issued revisions to Statement of Statutory Accounting Principles (SSAP) No. 26 – Bonds, and SSAP No. 43R – Asset-Backed Securities, SSAP No. 2R – Cash, Cash Equivalents, Drafts, and Short-Term Investments, SSAP No. 21R – Other Admitted Assets, as part of the Principles-Based Bond Project. The amended guidance, effective January 1, 2025, provides criteria for distinguishing bonds from other types of investments, further restricts the investments that are permitted for cash equivalent or short-term reporting and provides guidance for debt securities that do not qualify as bonds under the principles-based bond definition. The adoption of this guidance was not material to the Company’s statutory financial statements.

Accounting Changes

During 2023, the Company changed its method of accounting for distributions received from joint ventures, partnerships, and limited liability companies to include fair value adjustments in addition to accumulated earnings in order to better align with the U.S. GAAP equity of the investee. The change resulted in a decrease in net unrealized capital gains (losses), less capital gains tax of $58,822 as of December 31, 2023.

NOTE 2 - BUSINESS COMBINATIONS AND GOODWILL

Statutory Merger

Effective October 1, 2023, Select Benefits Group, LLC (Dental Select), a third-party administrator (TPA) for dental and vision plans, was merged into the Company with the Company assuming net liabilities of $3,296. In the Summary of Operations and Changes in Capital and Surplus - Statutory Basis, the Company recorded a charge of $92,822 for the write-off of embedded goodwill and reversed unrealized losses of $28,074, net of taxes, for a net charge to surplus of $64,748.

17

NOTE 3 - INVESTMENTS

Bonds

The cost or amortized cost and estimated fair value of bonds by type are summarized as follows:

December 31, 2025
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Issuer Credit Obligations:
U.S. Government Obligations	$ 11,663	$ 53	$ (56)	$ 11,660
Non-U.S. Sovereign Jurisdiction Securities	62,333	1,652	(379)	63,606
Municipal Bonds – Special Revenues	88,568	778	(2,989)	86,357
Corporate Bonds (Unaffiliated)	8,301,299	105,950	(725,923)	7,681,326
Single Entity Backed Obligations (Unaffiliated)	18,425	—	(1,008)	17,417
SVO-Identified Bond Exchange Traded Funds – Systematic Value	537	22	—	559
Bonds Issued by Funds Representing Operating Entities (Unaffiliated)	589,983	6,947	(43,550)	553,380
Other Issuer Credit Obligations (Unaffiliated)	15,600	25	(240)	15,385
Total Issuer Credit Obligations	9,088,408	115,427	(774,145)	8,429,690

18

NOTE 3 - INVESTMENTS, (continued)

December 31, 2025
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Asset-Backed Securities:
Financial Asset-Backed – Self-Liquidating:
Agency Residential Mortgage-Backed Securities – Guaranteed	178,621	2,174	(7,745)	173,050
Agency Commercial Mortgage-Backed Securities – Guaranteed	248,747	223	(5,749)	243,221
Agency Residential Mortgage-Backed Securities – Not/Partially Guaranteed	83,560	100	(7,490)	76,170
Agency Commercial Mortgage-Backed Securities – Not/Partially Guaranteed	33,828	1,421	(198)	35,051
Non-Agency Residential Mortgage-Backed Securities (Unaffiliated)	390,430	3,501	(21,761)	372,170
Non-Agency Commercial Mortgage-Backed Securities (Unaffiliated)	218,565	532	(125)	218,972
Non-Agency – CLOs/CBOs/CDOs (Unaffiliated)	1,443,370	3,856	(7,363)	1,439,863
Other Financial Asset-Backed Securities – Self-Liquidating (Unaffiliated)	284,356	1,605	(8,085)	277,876
Total Financial Asset-Backed - Self-Liquidating	2,881,477	13,412	(58,516)	2,836,373
Financial Asset-Backed – Not Self-Liquidating:
Equity Backed Securities (Unaffiliated)	80,909	1,521	(283)	82,147
Other Financial Asset-Backed Securities – Not Self-Liquidating (Unaffiliated)	378,372	—	(133)	378,239
Total Financial Asset Backed - Not Self-Liquidating	459,281	1,521	(416)	460,386
Non-Financial Asset-Backed Securities – Practical Expedient:
Lease-Backed Securities – Practical Expedient (Unaffiliated)	142,314	754	(12,157)	130,911
Other Non-Financial Asset-Backed Securities – Practical Expedient (Unaffiliated)	753	—	—	753
Total Non-Financial Asset-Backed Securities – Practical Expedient	143,067	754	(12,157)	131,664
Non-Financial Asset-Backed Securities – Full Analysis:
Lease-Backed Securities – Full Analysis (Unaffiliated)	175,496	1,030	(6,240)	170,286
Other Non-Financial Asset-Backed Securities – Full Analysis (Unaffiliated)	146,452	1,518	(3,727)	144,243
Total Non-Financial Asset-Backed Securities – Full Analysis	321,948	2,548	(9,967)	314,529
Total Asset-Backed Securities	3,805,773	18,235	(81,056)	3,742,952

Total Bonds	$ 12,894,181	$ 133,662	$ (855,201)	$ 12,172,642

December 31, 2024
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Government	$ 81,536	$ 3	$ (11,187)	$ 70,352
All other governments	51,830	323	(1,673)	50,480
Special revenue and special assessment obligations and
all non-guaranteed obligations of agencies and authorities
of governments and their political subdivisions	200,140	20	(17,704)	182,456
Hybrid securities	5,137	2	(298)	4,841
Industrial and miscellaneous	11,779,827	62,758	(1,057,702)	10,784,883
Total bonds	$ 12,118,470	$ 63,106	$ (1,088,564)	$ 11,093,012

19

NOTE 3 - INVESTMENTS, (continued)

The amortized cost of bonds was increased by $10,022 and reduced by $8,728 at December 31, 2025 and December 31, 2024, respectively, as a result of cumulative fair value adjustments to derive the carrying amounts of bonds in the Balance Sheets - Statutory Basis of $12,904,203 and $12,109,742, respectively.

The cost or amortized cost and estimated fair value of bonds at December 31, 2025 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Cost or Amortized Cost	Fair Value
Due in one year or less	$ 304,866	$ 303,302
Due after one year through five years	1,509,437	1,485,205
Due after five years through ten years	2,611,142	2,564,487
Due after ten years	8,468,736	7,819,648
Total bonds	$ 12,894,181	$ 12,172,642

Proceeds from the sales of bonds were $733,936, $388,956, and $308,442 for the years ended December 31, 2025, 2024, and 2023, respectively.

Realized capital gains (losses) are as follows:

	Years Ended December 31
	2025	2024	2023
Bonds:
Gross realized capital gains on sales	$ 10,730	$ 12,380	$ 7,070
Gross realized capital losses on sales	(16,042)	(10,149)	(9,335)
Net realized capital gains (losses) on sales	(5,312)	2,231	(2,265)
Other, including impairments and net gain on dispositions other than sales	(817)	(2,880)	(5,148)
Total bonds	(6,129)	(649)	(7,413)
Preferred stocks	539	272	(618)
Common stocks	49,783	47,308	33,983
Mortgage loans	(902)	(296)	(2,040)
Real estate	(6,202)	379	2,285
Other investments	15,463	10,371	12,092
Realized capital gains before federal income taxes and transfer to IMR	52,552	57,385	38,289
Realized capital gains (losses) transferred to IMR	(332)	714	(2,708)
Federal income tax expense	11,106	11,901	8,610
Net realized capital gains	$ 41,778	$ 44,770	$ 32,387

The Company sold common stock with a fair market value of $50,200 and a book adjusted carrying value of $32,412 to AHC on December 23, 2024 for cash consideration of $50,200. The sale resulted in a realized gain of $17,788.

20

NOTE 3 - INVESTMENTS, (continued)

The Company has entered into an agreement with the FHLB of Topeka to enhance investment yields through investment spread strategies and to provide for liquidity needs, if a future need for immediate liquidity arises. The agreement provides for advances (lines of credit, inclusive of the existing funding agreements) up to $1,175,594 to the Company in return for the purchase of asset-based membership stock equal to 0.1% of assets, with a $500 maximum, plus an additional activity-based stock purchase equal to 4.0% of the advances less the amount of the asset-based membership stock held. As of December 31, 2025 and 2024, the Company did not have any FHLB membership stock eligible for redemption. Excluding the funding agreements, the Company had no outstanding balance related to the line of credit as of December 31, 2025 and 2024, respectively.

The amount of FHLB capital stock held, in aggregate, and classified as of December 31 is as follows:

	General Account
	2025	2024
Membership stock - class A	$ 408	$ 397
Membership stock - class B	33,288	21,928
Excess stock	721	645
Aggregate total	$ 34,417	$ 22,970
Actual borrowing capacity as determined by the insurer	$ 1,175,594	$ 852,634

The related reserves of $903,171 and $702,681 are reported in deposit-type funds on the Balance Sheets – Statutory Basis as of December 31, 2025 and 2024, respectively.

The values of the collateral pledged to the FHLB and the total aggregate borrowing by the Company as of December 31 is as follows:

	General Account
	2025	2024
Fair value	$ 1,585,637	$ 1,166,792
Carrying value	1,652,068	1,290,524
Aggregate total borrowing - funding agreements	900,000	700,000

The maximum amount of collateral pledged to the FHLB during the years ended December 31 is as follows:

	General Account
	2025	2024
Fair value	$ 1,585,637	$ 1,386,123
Carrying value	1,652,068	1,436,940
Amount borrowed at time of maximum collateral - funding agreements	900,000	700,000
Amount borrowed at time of maximum collateral - lines of credit	61,455	—

There are prepayment penalties on the Company's funding agreements.

21

NOTE 3 - INVESTMENTS, (continued)

Restricted Assets

A detailed summary of restricted assets (including pledged assets) primarily bonds, common stock, mortgage loans and cash at cost or amortized cost is as follows:

	December 31, 2025				December 31, 2024
			Percentage				Percentage
Restricted Asset Category	Total Gross Assets Current Year	Total Admitted Gross Assets Current Year	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Restricted Assets	Total Gross Assets Prior Year	Total Admitted Gross Assets Prior Year	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Restricted Assets
FHLB capital stock	$ 34,417	$ 34,417	0.1%	0.1%	$ 22,970	$ 22,970	0.1%	0.1%
Bonds on deposit with states	121,097	121,097	0.4%	0.4%	144,792	144,792	0.5%	0.5%
Pledged as collateral to FHLB (including assets backing funding agreements)	1,652,068	1,652,068	5.3%	5.4%	1,290,524	1,290,524	4.4%	4.5%
Pledged as collateral not captured in other categories:
Derivatives	18,965	18,965	0.1%	0.1%	27,761	27,761	0.1%	0.1%
Other restricted assets:
Policy loans reinsurance assumed	102,600	102,600	0.3%	0.3%	107,429	107,429	0.4%	0.4%
Bonds and short-term investments reinsurance assumed *	873,122	873,122	2.8%	2.8%	886,156	886,156	3.0%	3.1%
Collateral assets received and on balance sheet**	30,000	30,000	0.1%	0.1%	10,000	10,000	0.0%	0.0%
Separate account assets held under modco reinsurance agreements	103,278	103,278	0.3%	0.3%	100,804	100,804	0.3%	0.4%
Total restricted assets	$ 2,935,547	$ 2,935,547	9.4%	9.5%	$ 2,590,436	$ 2,590,436	8.8%	9.1%

* Includes investment income due and accrued
** Reported in cash, cash equivalents and short-term investments on the Statutory Balance Sheet.

The Company had $103,278 and $100,804 of separate account assets and recognized obligations under modco reinsurance agreements in Schedule D, Part 2, Section 2 of it separate accounts statutory financials as of December 31, 2025 and 2024, respectively. These assets represented 0.9% of both total separate account assets and total admitted separate account assets and liabilities for both years. The underlying invested assets are not related or affiliated with the reinsurer.

An aging of unrealized losses on the Company’s investments in bonds and unaffiliated stocks were as follows:

	December 31, 2025
	Less than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Issuer Credit Obligations	$ 2,332,150	$ (82,317)	$ 5,415,054	$ (691,828)	7,747,204	(774,145)
Asset-Backed Securities	1,632,317	(14,884)	1,006,949	(66,172)	2,639,266	(81,056)
Common stocks	110,577	(1,434)	25,067	(1,371)	135,644	(2,805)
Total	$ 4,075,044	$ (98,635)	$ 6,447,070	$ (759,371)	$ 10,522,114	$ (858,006)

22

NOTE 3 - INVESTMENTS, (continued)

	December 31, 2024
	Less than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Bonds:
U.S. Governments	$ 3,568	$ (345)	$ 66,750	$ (10,842)	$ 70,318	$ (11,187)
All other governments	35,757	(1,067)	9,550	(606)	45,307	(1,673)
Special revenue and special assessment
obligations and all non-guaranteed
obligations of agencies and authorities
of governments and their political
subdivisions	58,261	(2,452)	122,344	(15,252)	180,605	(17,704)
Hybrid securities	1,056	(67)	3,785	(231)	4,841	(298)
Industrial and miscellaneous	3,403,375	(198,644)	6,084,379	(859,058)	9,487,754	(1,057,702)
Total bonds	3,502,017	(202,575)	6,286,808	(885,989)	9,788,825	(1,088,564)
Preferred stocks	609	—	2,175	(130)	2,784	(130)
Common stocks	144,533	(1,842)	27,841	(1,658)	172,374	(3,500)
Total	$ 3,647,159	$ (204,417)	$ 6,316,824	$ (887,777)	$ 9,963,983	$ (1,092,194)

The Company considers various factors when considering if a decline is other-than-temporary, including the size of the unrealized loss, deterioration in ratings, industry conditions or factors related to a geographic area that are negatively affecting a security, violation of loan covenants, overall financial condition of the issuer and the Company’s intention and ability to sell or hold the security for a period of time sufficient to allow for a recovery in value. The Company has determined that such declines are temporary in nature.

The Company considers various factors when considering if a decline in the fair value of a common stock security is other-than-temporary, including but not limited to the magnitude of the unrealized loss; the volatility of the investment; analyst recommendations, price targets and NAIC ratings; opinions of the Company’s investment managers; market liquidity; and the Company’s intentions to sell or ability to hold the investments until recovery. During 2025, 2024, and 2023, based on an evaluation of these factors, the realized losses for other-than-temporary impairments recognized by the Company on unaffiliated common stocks were not material.

The Company’s bond and short-term investment portfolios are predominantly comprised of investment grade securities. At December 31, 2025 and 2024, bonds at book/adjusted carrying value totaling $279,259 and $436,189, respectively, (2.2% and 3.5%, respectively, of the total bond and short-term portfolios) are considered below investment grade. Securities are classified as below investment grade by utilizing rating criteria established by the NAIC. During 2025, 2024, and 2023, the realized losses for other-than-temporary impairments recognized by the Company on bonds were not material. The Company did not recognize any other-than-temporary impairments on asset-backed and structured security investments in 2025 and 2024.

23

NOTE 3 - INVESTMENTS, (continued)

A summary of asset-backed security and structured security investments included with unrealized losses for which an other-than-temporary impairment has not been recognized is as follows:

December 31, 2025
	Unrealized Less Than 12 Months			Unrealized 12 Months or More
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Losses	Cost	Value	Losses
Asset-backed securities	$ 605,985	$ 596,083	$ (9,902)	$ 933,591	$ 862,414	$ (71,177)

December 31, 2024
	Unrealized Less Than 12 Months			Unrealized 12 Months or More
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Losses	Cost	Value	Losses
Structured Securities	$ 193,033	$ 187,385	$ (5,648)	$ 1,305,594	$ 1,203,661	$ (101,933)

Mortgage Loans

For the commercial mortgage loans held by the Company, debt service coverage ratio (DSCR) is considered a key credit quality indicator for loans that are income dependent while loan to value and borrower financial strength are considered key credit quality indicators for borrower-occupied loans. Debt service coverage ratios compare a property’s net operating income to the borrower’s principal and interest payments. Loan to value and debt service coverage ratios are updated annually or as warranted by economic conditions or impairment considerations.

Debt service coverage ratios for income dependent mortgage loans are summarized as follows:

	December 31
	2025	2024
DSCR distribution
Below 1.0	$ 79,426	$ 72,947
1.0 - 1.2	107,308	147,689
1.2 - 1.5	358,278	398,826
Greater than 1.5	1,882,371	1,669,985
Total	$ 2,427,383	$ 2,289,447

Mortgage loans with a DSCR below 1.0 that are not considered impaired primarily relate to instances where the borrower has the financial capacity to fund the revenue shortfalls from the properties for the foreseeable future, the decrease in cash flows is considered temporary, or there are other risk mitigating factors.

Loan to value for borrower-occupied commercial real estate mortgage loans is summarized as follows:

	December 31
	2025	2024
Loan to value
Below 60%	$ 9,435	$ 8,786
60-75%	—	2,018
Total	$ 9,435	$ 10,804

24

NOTE 3 - INVESTMENTS, (continued)

An aging analysis of the commercial loans held by the Company is summarized as follows:

	December 31
	2025	2024
Recorded investment (all)
Current	$ 2,435,704	$ 2,292,386
30-59 days past due	—	—
60-89 days past due	—	2,469
90-179 days past due	—	—
180+ days past due	1,114	5,396
Accruing Interest 180+ Days Past Due
Recorded investment	1,114	5,396
Interest accrued	56	124
Participant or co-lender in a mortgage loan agreement
Recorded investment	211	312

At December 31, 2025, the average size of an individual commercial mortgage loan was $2,826. For commercial mortgage loans, the Company’s policy is to obtain a first mortgage lien and to require a loan to value ratio of 75% or less at acquisition. The Company's policy for commercial loans is to recognize due and accrued interest income on impaired loans if deemed collectible. As of December 31, 2025, the maximum and minimum rates of interest in the Company’s mortgage loan portfolio were 8.85% and 2.85% for commercial mortgage loans.

In 2025 and 2024, the Company had 118 and 91, respectively, commercial loans acquired or with additions to existing loans at the maximum and minimum rates of interest of 8.68% and 8.68%, respectively, and 4.60% and 4.55%, respectively, totaling $458,898 and $335,896, respectively.

Commercial mortgage loans are evaluated individually for impairment. The Company's impairments for commercial loans and interest income on impaired commercial mortgage loans was not material for December 31, 2025, 2024, and 2023, respectively. As of December 31, 2025 and 2024, no impaired commercial mortgage loans were on nonaccrual status under SSAP No 34, paragraph 6.

In 2025, the Company had $36,954 aggregate amount of mortgage loans derecognized as a result of foreclosure, $14,055 real estate collateral recognized, and $22,732 other collateral recognized. In 2024, the Company had no mortgage loans derecognized as a result of foreclosure.

Investments in Tax Credit Structures

During 2025 and 2024, the Company recognized $10,406 and $11,214, respectively, of low income housing tax credits (LIHTC) and other tax benefits. The Company’s investment in LIHTC recognized in the Balance Sheets - Statutory Basis in other investments was $56,308 and $70,877 and in other liabilities was $14,144 and $23,498 for the years ended December 31, 2025 and 2024, respectively. No property is currently subject to any regulatory review. The Company had no investment in LIHTC that exceeded 10% of its admitted assets. The Company recognized no impairment losses related to LIHTC at December 31, 2025 and 2024. The Company recognized no write-down or reclassification resulting from the forfeiture or ineligibility of tax credits at December 31, 2025 and 2024.

25

NOTE 3 - INVESTMENTS, (continued)

An aggregate schedule of non-transferrable tax credits expected to be generated by the Company each year for the subsequent five years and thereafter, as of December 31, 2025, is presented below:

Year	Non-Transferable
2026	$ 11,410
2027	898
2028	117
2029	314
2030	147
Thereafter	1,258
Total	$ 14,144

The Company has no transferrable tax credits as of December 31, 2025.

Offsetting and Netting of Assets and Liabilities
Call options and foreign currency swaps that are included in other investments and other liabilities on the Balance Sheets - Statutory Basis and qualified for offsetting and netting are as follows:

	December 31, 2025			December 31, 2024
	Gross Amount Recognized	Amount Offset	Net Amount Presented on Financial Statements	Gross Amount Recognized	Amount Offset	Net Amount Presented on Financial Statements
Assets:
Derivatives - call options	$ 332,848	$ 152,405	$ 180,443	$ 202,246	$ 86,294	$ 115,952
Derivatives - foreign currency swaps	4,482	3,621	861	11,461	2,584	8,877

Liabilities:
Derivatives - call options	$ 152,405	$ 152,405	$ —	$ 86,294	$ 86,294	$ —
Derivatives - foreign currency swaps	15,689	3,621	12,068	2,584	2,584	—

26

NOTE 3 - INVESTMENTS, (continued)

Net Investment Income
Major categories of net investment income by class of investment are summarized below.

	Years Ended December 31
	2025	2024	2023
Income:
Bonds	$ 590,016	$ 556,609	$ 499,408
Preferred stocks	66	166	490
Common stocks	11,262	9,885	8,382
Mortgage loans	121,493	104,896	98,441
Real estate[1]	12,062	11,175	14,261
Contract loans	44,237	39,226	33,583
Short-term investments	8,109	6,936	3,385
Derivatives	74,703	48,067	(43,362)
Other investments	81,541	77,269	50,021
Amortization of interest maintenance reserve	7,932	7,780	9,711
Gross investment income	951,421	862,009	674,320
Total investment expenses	57,679	55,799	52,135
Net investment income	$ 893,742	$ 806,210	$ 622,185

1Includes amounts for the occupancy of company-owned property of $5,647, $5,647, and $8,302 in 2025, 2024, and 2023, respectively.

Fair Value Measurements

Included in various investment related lines in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stocks when carried at the lower of cost or market. The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by Fair Value Measurements as defined under NAIC SAP. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 – Values are unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 – Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads and yield curves.

Level 3 – Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset at the reporting date.

27

NOTE 3 - INVESTMENTS, (continued)

Net asset value (NAV) – Separate account assets are measured at fair value using the NAV per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy.

The following tables provide information about the Company’s financial assets and liabilities measured and reported at fair value or NAV:

	December 31, 2025
	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets at fair value/net asset value
Asset-Backed Securities	$ —	$ 3,415	$ —	$ —	$ 3,415
Total bonds	—	3,415	—	—	3,415
Common stock
Industrial and miscellaneous	$ 329,444	$ —	$ —	$ —	$ 329,444
Total common stocks	329,444	—	—	—	329,444
Derivative assets
Exchange traded index call options	322,150	—	—	—	322,150
Over the counter index call options	—	180,444	—	—	180,444
Foreign currency swaps	—	860	—	—	860
Total other investments	322,150	181,304	—	—	503,454
Separate account assets	—	—	—	11,287,354	11,287,354
Total assets at fair value/net asset value	$ 651,594	$ 184,719	$ —	$ 11,287,354	$ 12,123,667

Liabilities at fair value
Derivative liabilities
Exchange traded index call options	$ 176,900	$ —	$ —	$ —	$ 176,900
Foreign currency swaps	—	12,068	—	—	12,068
Total liabilities at fair value	$ 176,900	$ 12,068	$ —	$ —	$ 188,968

	December 31, 2024
	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets at fair value/net asset value
Bonds
Asset-Backed Securities	$ —	$ 673	$ —	$ —	$ 673
Total bonds	—	673	—	—	673
Common stock
Industrial and miscellaneous	357,820	—	—	—	357,820
Total common stocks	357,820	—	—	—	357,820
Other investments	14,052	—	—	—	14,052
Derivative assets
Exchange traded index call options	273,603	—	—	—	273,603
Over the counter index call options	—	115,952	—	—	115,952
Foreign currency swaps	—	8,877	—	—	8,877
Total other investments	287,655	124,829	—	—	412,484
Separate account assets	—	—	—	10,756,291	10,756,291
Total assets at fair value/net asset value	$ 645,475	$ 125,502	$ —	$ 10,756,291	$ 11,527,268

Liabilities at fair value
Derivative liabilities
Exchange traded index call options	$ 145,709	$ —	$ —	$ —	$ 145,709
Total liabilities at fair value	$ 145,709	$ —	$ —	$ —	$ 145,709

28

NOTE 3 - INVESTMENTS, (continued)

The valuation techniques used to measure the fair values by type of investment in the above table are as follows:

Level 1 – Financial Assets and Liabilities

These assets and liabilities include actively-traded exchange-listed common stocks, mutual funds, exchange traded call and put options and exchange traded call and put options (written). Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Derivative asset and liability valuations are based on quoted prices in active markets for identical securities. Exchange traded call options and equity put options and written exchange traded call options and written equity put options are classified as Level 1.

Level 2 – Financial Assets and Liabilities

The Company's Level 2 assets includes bonds, OTC index call options and foreign currency swaps. Prices are based on other observable inputs, including quoted prices for similar assets/liabilities. The Company used broker quotes which are corroborated to the market for the monthly valuation of the index call options and foreign currency swaps. For the index call options, the broker quotes use the S&P Dividend Yield and Implied Volatility inputs in the Black Scholes Model that is tailored to the remaining term of each call option. For the foreign currency swaps, the broker quotes use models that rely on inputs such as basis curves and currency spot rates that are observable for substantially the full term of the contract. In addition, the Company corroborates the broker quotes to Bloomberg and to actual trades.

Level 3 - Financial Assets and Liabilities

There were no financial assets measured at fair value in Level 3 at December 31, 2025 and December 31, 2024.

NAV - Financial Assets and Liabilities

Separate account assets represent NAVs as a practical expedient received from fund managers who stand ready to transact at the quoted values. The funds in the separate account assets are considered open-end mutual funds, meaning that the fund is ready to redeem its shares at any time and offers its shares for sale to the public, either through retail outlets or through institutional investors continuously. For institutional funds, NAVs are received daily from fund managers, and the managers stand ready to transact at these quoted amounts. The Company, on behalf of the contract holders, transacts in these funds on a daily basis as part of the separate account trading activity. There are no unfunded commitments in the separate account assets.

There were no material transfers of financial instruments carried at fair value into or out of Level 3 during the years ended December 31, 2025 and 2024.

The Company had no financial instruments that were not practicable to calculate fair value. The Company had no investments measured using NAV instead of fair value in which the investment may be sold below NAV or significant restrictions in the liquidation of the investment held at NAV.

29

NOTE 3 - INVESTMENTS, (continued)

The tables below reflect the fair values or NAV and book/adjusted carrying values of all admitted assets and liabilities that are financial instruments excluding those accounted for under the equity method. The fair values are also categorized into the three-level fair value hierarchy as described previously.

December 31, 2025
	Fair Value	Book/Adjusted Carrying Value	Level 1	Level 2	Level 3	Net Asset Value
Assets:
Bonds
Issuer credit obligations	$ 8,429,689	$ 9,099,637	$ —	$ 6,377,988	$ 2,051,701	$ —
Asset-backed securities	3,742,953	3,804,566	—	3,000,533	742,420	—
Total Bonds	12,172,642	12,904,203	—	9,378,521	2,794,121	—
Common stocks	363,861	363,861	329,444	34,417	—	—
Mortgage loans	2,363,644	2,436,818	—	—	2,363,644	—
Cash, cash equivalents and short-term
investments	341,551	341,551	341,551	—	—	—
Contract loans	916,656	967,549	—	—	916,656	—
Other investments	623,379	630,044	322,150	236,266	64,963	—
Investment income due and accrued	150,555	150,555	150,555	—	—	—
Separate account assets	—	11,287,354	—	—	—	11,287,354
Total financial assets	$ 16,932,288	$ 29,081,935	$ 1,143,700	$ 9,649,204	$ 6,139,384	$ 11,287,354

Deposit-type funds	$ 1,408,143	$ 1,409,540	$ —	$ —	$ 1,408,143	$ —
Derivative liabilities	188,967	188,967	176,899	12,068	—	—
Total financial liabilities	$ 1,597,110	$ 1,598,507	$ 176,899	$ 12,068	$ 1,408,143	$ —

December 31, 2024
	Fair Value	Book/Adjusted Carrying Value	Level 1	Level 2	Level 3	Net Asset Value
Assets:
Bonds	$ 11,093,012	$ 12,109,742	$ —	$ 7,447,078	$ 3,645,934	$ —
Preferred stocks	2,784	2,828	—	2,784	—	—
Common stocks	380,790	380,790	357,820	22,970	—	—
Mortgage loans	2,134,258	2,300,251	—	—	2,134,258	—
Cash, cash equivalents and short-term
investments	201,163	201,163	201,163	—	—	—
Contract loans	796,924	851,561	—	—	796,924	—
Other investments	557,790	566,065	297,012	181,226	79,552	—
Investment income due and accrued	145,519	145,519	145,519	—	—	—
Separate account assets	—	10,756,291	—	—	—	10,756,291
Total financial assets	$ 15,312,240	$ 27,314,210	$ 1,001,514	$ 7,654,058	$ 6,656,668	$ 10,756,291

Liabilities:
Deposit-type funds	$ 1,190,833	$ 1,192,888	$ —	$ —	$ 1,190,833	$ —
Borrowings	3,011	2,959	—	—	3,011	—
Derivative liabilities	145,709	145,709	145,709	—	—	—
Total financial liabilities	$ 1,339,553	$ 1,341,556	$ 145,709	$ —	$ 1,193,844	$ —

30

NOTE 3 - INVESTMENTS, (continued)

The following methods and assumptions were used by the Company in estimating its fair value disclosures for each class of financial instruments for which it is practicable to estimate a value:

Bonds: For issuer credit obligations not actively traded, fair values are estimated using values obtained from independent pricing services or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair values of asset-backed securities are estimated using values obtained from independent pricing services or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Issuer credit obligations, asset-backed securities priced based on observable market information are assigned to Level 2. Issuer credit obligations and asset-backed securities priced based on uncorroborated broker quotes, unobservable market inputs, partnership valuations or internal valuations are assigned to Level 3.

Preferred Stocks: For preferred stocks not actively traded, fair values are estimated using values obtained from independent pricing services or internally derived based on expected future cash flows using a current market rate applicable to the yield credit quality, and maturity of the investments. Preferred stocks priced based on observable market information are assigned to Level 2.

Common stocks: For publicly traded securities and mutual funds, fair value is obtained from independent pricing services or fund managers and are assigned to Level 1 as the fair values are based on quoted prices in active markets for identical securities. For stock in FHLB, fair value is presumed to be par, which is the value at which the FHLB will repurchase the stock, and is assigned to Level 2. Stocks in affiliates carried on the equity method are not included as part of the fair value disclosure.

Mortgage loans: The fair value of commercial mortgage loans is primarily determined by estimating expected future cash flows and discounting the cash flows using current interest rates for similar mortgage loans with similar credit risk.

Cash, cash equivalents and short-term investments, and investment income due and accrued: The carrying amounts approximate fair values.

Other investments and derivative liabilities: Fair values are estimated using values obtained from independent pricing services where available, or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Other investments priced based on observable market information for similar assets are assigned to Level 2. Other investments priced based on uncorroborated broker quotes, unobservable market inputs or internal valuations are assigned to Level 3. Other investments carried on the equity method are not included as part of the fair value disclosure. Exchange traded call and put options and exchange traded call and put options (written) are classified as Level 1 since the valuations are based on quoted prices in active markets for identical securities. Foreign currency swaps are classified as Level 2 as the valuation is based on models that rely on inputs such as basis curves and currency spot rates that are observable for substantially the full term of the contract. The valuation techniques underlying the models are widely accepted in the financial services industry and do not involve significant judgment.

Contract loans: The fair values for contract loans are estimated using discounted cash flow analysis at interest rates currently offered for similar loans. Contract loans with similar characteristics are aggregated for purposes of the calculations.

Deposit-type funds: Deposit-type funds are valued using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Borrowings: The fair value of borrowed money is estimated using discounted cash flow calculations based on current interest rates consistent with the maturity of the obligation.

31

NOTE 3 - INVESTMENTS, (continued)

Separate account assets: Separate account assets represent NAV as a practical expedient received from fund managers who stand ready to transact at the quoted values.

NOTE 4 - INCOME TAXES

The application of NAIC SAP requires a company to evaluate the recoverability of gross deferred tax assets and to establish a valuation allowance if necessary to reduce the gross deferred tax asset to an amount which is more likely than not to be realized (adjusted gross deferred tax asset). Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversals; (4) taxable capital gains in prior carry back years as well as projected taxable earnings exclusive of reversing temporary differences and carry forwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Based on an evaluation of the above factors, management believes it more likely than not that the adjusted gross deferred tax assets will be realized.

The components of the net deferred tax asset/(liability) as of December 31, 2025 are as follows:

	Ordinary	Capital	Total
Gross deferred tax assets	$ 353,272	$ 2,448	$ 355,720
Statutory valuation allowance adjustment	—	—	—
Adjusted gross deferred tax assets	353,272	2,448	355,720
Deferred tax assets nonadmitted	116,710	—	116,710
Subtotal net admitted deferred tax assets	236,562	2,448	239,010
Deferred tax liabilities	39,616	81,865	121,481
Net admitted deferred tax assets/(liability)	$ 196,946	$ (79,417)	$ 117,529

The amount of admitted adjusted gross deferred tax assets under each component of NAIC SAP as of December 31, 2025 is:

	Ordinary	Capital	Total
Admission calculation components - NAIC SAP
Adjusted gross deferred tax assets expected to be realized
(excluding the amount of deferred tax assets from above)
after application of the threshold limitation	$ 117,529	$ —	$ 117,529
Adjusted gross deferred tax assets expected to be
realized following the balance sheet date	$ 117,529	$ —	$ 117,529
Adjusted gross deferred tax assets allowed per
limitation threshold	xxx	xxx	$ 307,415
Adjusted gross deferred tax assets offset by gross deferred
tax liabilities	$ 119,033	$ 2,448	$ 121,481
Deferred tax assets admitted as the result of application
of NAIC SAP	$ 236,562	$ 2,448	$ 239,010

The components of the net deferred tax asset/(liability) as of December 31, 2024 are as follows:

	Ordinary	Capital	Total
Gross deferred tax assets	$ 348,557	$ 2,748	$ 351,305
Statutory valuation allowance adjustment	—	—	—
Adjusted gross deferred tax assets	348,557	2,748	351,305
Deferred tax assets nonadmitted	105,799	—	105,799
Subtotal net admitted deferred tax assets	242,758	2,748	245,506
Deferred tax liabilities	34,378	85,702	120,080
Net admitted deferred tax assets/(net deferred tax liability)	$ 208,380	$ (82,954)	$ 125,426
32

NOTE 4 - INCOME TAXES, (continued)

The amount of admitted adjusted gross deferred tax assets under each component of NAIC SAP as of December 31, 2024 is:

	Ordinary	Capital	Total
Admission calculation components - NAIC SAP
Adjusted gross deferred tax assets expected to be realized
(excluding the amount of deferred tax assets from above)
after application of the threshold limitation	$ 125,426	$ —	$ 125,426
Adjusted gross deferred tax assets expected to be
realized following the balance sheet date	$ 125,426	$ —	$ 125,426
Adjusted gross deferred tax assets allowed per
limitation threshold	xxx	xxx	$ 263,055
Adjusted gross deferred tax assets offset by gross deferred
tax liabilities	$ 117,332	$ 2,748	$ 120,080
Deferred tax assets admitted as the result of application
of NAIC SAP	$ 242,758	$ 2,748	$ 245,506

The changes in the components of the net deferred tax asset/(liability) from December 31, 2024 to December 31, 2025 are as follows:

	Ordinary	Capital	Total
Gross deferred tax assets	$ 4,715	$ (300)	$ 4,415
Statutory valuation allowance adjustment	—	—	—
Adjusted gross deferred tax assets	4,715	(300)	4,415
Deferred tax assets nonadmitted	10,911	—	10,911
Subtotal net admitted deferred tax assets	(6,196)	(300)	(6,496)
Deferred tax liabilities	5,238	(3,837)	1,401
Net admitted deferred tax assets/(net deferred tax liability)	$ (11,434)	$ 3,537	$ (7,897)

	Ordinary	Capital	Total
Admission calculation components - NAIC SAP
Adjusted gross deferred tax assets expected to be realized
(excluding the amount of deferred tax assets from above)
after application of the threshold limitation	(7,897)	—	(7,897)
Adjusted gross deferred tax assets expected to be
realized following the balance sheet date	(7,897)	—	(7,897)
Adjusted gross deferred tax assets allowed per
limitation threshold	xxx	xxx	44,360
Adjusted gross deferred tax assets offset by gross deferred
tax liabilities	1,701	(300)	1,401
Deferred tax assets admitted as the result of application
of NAIC SAP	$ (6,196)	$ (300)	$ (6,496)

The Company does not carry any deferred tax liabilities on unrealized capital gains related to investments in affiliates.

The Company used the following amounts in determining the DTA admissibility:

	2025	2024
Ratio percentage used to determine recovery period and
threshold limitation above	972%	841%
Amount of adjusted capital and surplus used to determine
recovery period and threshold limitation above	$ 2,049,435	$ 1,753,699

There were no tax planning strategies utilized as of December 31, 2025 or 2024.

33

NOTE 4 - INCOME TAXES, (continued)

The provision for incurred federal income taxes on earnings are:

	Years ended December 31
	2025	2024	2023
Federal	$ 16,986	$ (16,252)	$ 31,114
Federal income tax on net capital gains	11,036	12,051	8,041
Federal income tax incurred/(recovered)	$ 28,022	$ (4,201)	$ 39,155

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	December 31			Change	Change
	2025	2024	2023	from 2024	from 2023
Deferred tax assets:
Ordinary
Discounting of unpaid losses	$ 178	$ 157	$ 165	$ 21	$ (8)
Unearned premium reserve	534	523	505	11	18
Policyholder reserves	138,269	134,578	111,591	3,691	22,987
Investments	8,676	8,166	7,877	510	289
Deferred acquisition costs	103,832	94,942	88,273	8,890	6,669
Policyholder dividends accrual	1,410	2,145	1,632	(735)	513
Fixed assets	(693)	9,891	11,241	(10,584)	(1,350)
Compensation and benefits accrual	26,798	25,898	25,789	900	109
Receivables - nonadmitted	40,329	35,046	29,906	5,283	5,140
Net operating loss carry-forward	190	208	225	(18)	(17)
Intangible Amortization	22,739	25,522	28,309	(2,783)	(2,787)
Other (including items <5% of total
ordinary tax assets)	11,010	11,481	10,103	(471)	1,378
Subtotal	353,272	348,557	315,616	4,715	32,941
Nonadmitted deferred tax assets	116,710	105,799	89,124	10,911	16,675
Admitted ordinary deferred tax assets	$ 236,562	$ 242,758	$ 226,492	$ (6,196)	$ 16,266

Capital
Investments	$ 203	$ 435	$ 1,272	$ (232)	$ (837)
Real Estate	2,245	2,313	2,793	(68)	(480)
Subtotal	2,448	2,748	4,065	(300)	(1,317)
Admitted capital deferred tax assets	2,448	2,748	4,065	(300)	(1,317)
Admitted deferred tax assets	$ 239,010	$ 245,506	$ 230,557	$ (6,496)	$ 14,949

Deferred tax liabilities:
Ordinary
Investments	$ 6,384	$ 4,790	$ 3,171	$ 1,594	$ 1,619
Fixed assets	8,123	818	2,042	7,305	(1,224)
Deferred and uncollected premium	14,621	15,297	17,372	(676)	(2,075)
Policyholder reserves	437	3,509	6,588	(3,072)	(3,079)
Unearned commissions	9,907	9,820	9,251	87	569
Other (including items <5% of total
ordinary tax liabilities)	144	144	143	—	1
Subtotal	39,616	34,378	38,567	5,238	(4,189)
34

NOTE 4 - INCOME TAXES, (continued)

	December 31			Change	Change
	2025	2024	2023	from 2024	from 2023
Capital
Investments	$ 80,590	$ 84,427	$ 74,312	$ (3,837)	$ 10,115
Real estate	1,275	1,275	1,276	—	(1)
Subtotal	$ 81,865	$ 85,702	$ 75,588	$ (3,837)	$ 10,114

Deferred tax liabilities	$ 121,481	$ 120,080	$ 114,155	$ 1,401	$ 5,925

Net deferred tax assets	$ 117,529	$ 125,426	$ 116,402	$ (7,897)	$ 9,024

The change in the net admitted deferred tax assets was $(7,897), $9,024 and $19,640 for the years ended December 31, 2025, 2024, and 2023, respectively. The change in nonadmitted deferred tax assets of $10,911, $16,675, and $7,304 was included in change in nonadmitted assets in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis for the years ended December 31, 2025, 2024, and 2023, respectively.

The change in net deferred income taxes as of December 31 is as follows:

	2025	2024	Change
Total gross deferred tax assets	$ 355,720	$ 351,305	$ 4,415
Total deferred tax liabilities	121,481	120,080	1,401
Net deferred tax asset	$ 234,239	$ 231,225	3,014
Tax effect of change in unrealized gains and pension liability			2,904
Change in net deferred income tax			$ 5,918

	2024	2023	Change
Total gross deferred tax assets	$ 351,305	$ 319,681	$ 31,624
Total deferred tax liabilities	120,080	114,155	5,925
Net deferred tax asset	$ 231,225	$ 205,526	25,699
Tax effect of change in unrealized gains and pension liability			3,360
Change in net deferred income tax			$ 29,059

	2023	2022	Change
Total gross deferred tax assets	$ 319,681	$ 273,463	$ 46,218
Total deferred tax liabilities	114,155	94,881	19,274
Net deferred tax asset	$ 205,526	$ 178,582	26,944
Tax effect of change in unrealized gains and pension liability			35,349
Adjustment to prior year deferred income tax			2,923
Change in net deferred income tax			$ 65,216

35

NOTE 4 - INCOME TAXES, (continued)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference as of December 31, 2025, 2024, and 2023 were as follows:

	2025	2024	2023
Net gain (loss) from operations before income taxes	$ 179,670	$ (94,449)	$ 72,505
Net realized capital gains before income taxes	52,552	57,385	38,289
Deferred reinsurance loss, net	(4,947)	(4,266)	(3,954)
Total pre-tax statutory income (loss)	227,275	(41,330)	106,840
Change in nonadmitted assets	(25,161)	(24,475)	(43,079)
IMR amortization	(7,932)	(7,780)	(9,711)
Tax-exempt income	(24,174)	(25,301)	(22,687)
Adjustment to prior year deferreds	(270)	(1,217)	3,083
Dissolution of subsidiary	—	—	(92,822)
Non-deductible expense	4,085	4,251	4,884
Other	1,344	(1,117)	(408)
Subtotal	175,167	(96,969)	(53,900)
Statutory tax rate	0.21	0.21	0.21
Subtotal	36,785	(20,364)	(11,319)
Adjustment to prior year deferred income tax	—	—	(2,923)
Tax credits	(14,681)	(12,896)	(11,819)
Total statutory income taxes	$ 22,104	$ (33,260)	$ (26,061)

Federal and foreign income tax incurred/(recovered)	$ 28,022	$ (4,201)	$ 39,155
Change in deferred income tax	(5,918)	(29,059)	(65,216)
Total statutory income taxes	$ 22,104	$ (33,260)	$ (26,061)

The Company has no foreign tax credit carryovers to subsequent years.

At December 31, 2025, the Company has tax carryovers to subsequent years as follows:

Year of Origination		Amount	Year of Expiration
2016	Net Operating Loss	$ 907	2036

The amount of federal income tax which is available for recoupment in the event of future capital losses is $11,983, $9,928, and $14,604, for the tax years 2025, 2024, and 2023, respectively. There were no deposits admitted under IRC Section 6033.

The Company joins in a consolidated federal income tax return filed by AMHC with AHC, AIP and Ameritas-NY.

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

The Inflation Reduction Act was enacted on August 16, 2022, and included a new corporate alternative minimum tax (CAMT) which is effective for tax years beginning after 2022. The Company is a nonapplicable reporting entity that does not reasonably expect to be an applicable corporation subject to CAMT as a member of a tax-controlled group of corporations in 2025 and 2024.

On July 4, 2025, the One Big Beautiful Bill Act (OBBBA) was enacted into law. Connected to OBBBA, the Company is immediately expensing domestic research and development costs in 2025 that have been previously capitalized. The other provisions of OBBBA are not material to the Company.

36

NOTE 5 - INFORMATION CONCERNING PARENT, SUBSIDIARIES, AFFILIATES AND RELATED PARTIES

The Company loaned $3,000 to Ameritas Advisory Services, LLC on December 5, 2023 under a promissory note due on or before December 1, 2024. The promissory note was repaid in full on June 28, 2024.

The Company loaned $2,000 to Ameritas Investment Company, LLC on April 3, 2023 under a promissory note due on or before April 1, 2024. The promissory note was repaid in full on March 21, 2024.

AAS and AIC each established a $10,000 unsecured line of credit with the Company expiring March 31, 2026. There were no balances outstanding at any time during 2025.

The Company received capital contributions in the amount of $40,000 and $25,000 from AHC on June 23, 2025 and December 3, 2025, respectively.

Ameritas-NY and AHC each established a $50,000 unsecured line of credit with the Company. There were no balances outstanding at any time during 2025, 2024, and 2023. The unsecured lines of credit with Ameritas-NY and AHC provide for automatic annual renewal on May 1, and January 1, respectively, unless terminated by either party.

The Company established a $50,000 unsecured line of credit with AHC under an agreement that provides for automatic renewal on January 1 unless terminated by either either party. There were no balances outstanding at any time during 2025 or 2024.

The Company's variable life and annuity products are distributed through AIC. Policies placed by this affiliate generated commission and general insurance expense of $21,085, $20,984, and $21,305, for the years ended December 31, 2025, 2024, and 2023, respectively.

The Company had amounts due to and from various affiliates at December 31, 2025 and 2024 which were recorded in other admitted assets and other liabilities in the Balance Sheets-Statutory Basis. The balances are settled monthly on a net basis. Additionally, the Company provides, as well as receives, technical, financial, legal and marketing support, and investment advisory services from certain affiliates under administrative service and cost-sharing agreement which were recorded in general insurance expenses in the Summary of Operations-Statutory Basis. Both the individual and combined amounts recorded under these agreements were not material for the years ended December 31, 2025, 2024, and 2023.

NOTE 6 - EMPLOYEE BENEFITS

The Company has deferred compensation plans covering the Board of Directors, certain management employees and agents. The Company's method of accounting for these plans is the accrual method and the assets for some of these deferred compensation plans are held in a Rabbi Trust.

The Company has unfunded, non-qualified pension plans (the NQ Plans) where the Company makes payments under certain voluntary arrangements for retirement benefits, which are not provided for under the AHC sponsored defined benefit pension plan. The measurement date for the Company’s NQ Plans was December 31. A summary of the obligations and assumptions are as follows:

	Underfunded Pension Benefits
	2025	2024	2023
Benefit obligation at beginning of year	$ 29,240	$ 31,776	$ 34,365
Interest cost	1,511	1,560	1,763
Actuarial loss	(996)	(372)	(84)
Benefits paid	(3,649)	(3,724)	(4,268)
Benefit obligation at end of year	$ 26,106	$ 29,240	$ 31,776
37

NOTE 6 - EMPLOYEE BENEFITS, (continued)

	Pension Benefits
	2025	2024	2023
Reporting entity contribution	3,649	3,724	4,268
Benefits paid	(3,649)	(3,724)	(4,268)
Fair value of plan assets at end of year	$ —	$ —	$ —

	Pension Benefits
	2025	2024	2023
Components:
Accrued benefit costs	$ 27,563	$ 31,465	$ 34,049
Liability (asset) for pension benefits	(1,457)	(2,225)	(2,273)
Assets and liabilities recognized:
Liabilities recognized	26,106	29,240	31,776
Unrecognized liabilities (assets)	(1,457)	(2,225)	(2,273)

The components of net periodic benefit cost are as follows:

	Pension Benefits
	2025	2024	2023
Interest cost	1,511	1,560	1,763
Amount of recognized gains	(1,764)	(420)	(399)
Total net periodic benefit cost	$ (253)	$ 1,140	$ 1,364

Amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost:

	Pension Benefits
	2025	2024	2023
Items not yet recognized as a component of net periodic cost - prior year	$ (2,225)	$ (2,273)	$ (2,588)
Net loss arising during the period	(996)	(372)	(84)
Net gain recognized	1,764	420	399
Items not yet recognized as a component of net
periodic cost - current year	$ (1,457)	$ (2,225)	$ (2,273)

The weighted-average discount rate assumptions at December 31 are as follows:

	Pension Benefits
	2025	2024	2023
Net periodic benefit cost	5.28%	5.43%	3.08%
Projected benefit obligation	5.44%	5.28%	5.43%

Future expected pension benefit payments are as follows:

Year	Amount
2026	$ 3,472
2027	3,347
2028	3,221
2029	3,097
2030	2,972
2031-2035	11,886

38

NOTE 6 - EMPLOYEE BENEFITS, (continued)

The accumulated pension benefit obligation for the NQ plans is as follows:

December 31
	2025	2024
Accumulated benefit obligation	$ 26,106	$ 29,239
Projected benefit obligation (PBO)	$ 26,106	$ 29,239
Funded status (PBO - Plan assets)	$ 26,106	$ 29,239

Unrecognized items:
Unrecognized gains, net of tax	$ (1,151)	$ (1,758)
Total unrecognized items, net of tax	$ (1,151)	$ (1,758)

The Company participates in the Ameritas Pension Plan (the Plan), of which AHC is the plan sponsor. Plan assets are held in separate accounts of the Company. The Company participates in a postretirement benefit plan sponsored by AHC. The expenses recognized by the Company for the Plan and the postretirement benefit plan were not material for 2025, 2024, or 2023.

The Company's employees and agents participate in defined contribution plans sponsored by AHC that cover substantially all full-time employees and agents. In addition, certain of the Company’s employees participate in an unfunded, non-qualified defined contribution plan sponsored by AHC. Company matching contributions under the defined contribution plans range from 0.5% to 3.0% of the participant’s compensation. In addition, for eligible employees, the Company makes a contribution of 6.0% of the participant's compensation for those employees hired prior to January 1, 2006 and 5.0% of the participant's compensation for those hired after January 1, 2006. Contributions by the Company to the employee and agents defined contribution plans were $18,857, $19,027, and $18,281 in 2025, 2024, and 2023, respectively.

NOTE 7 - DIVIDEND RESTRICTIONS AND SURPLUS

The Company is subject to regulation by the Department, which restricts the advancement of funds to parent and affiliated companies as well as the amount of dividends that may be paid without prior approval. Dividend payments to the stockholder by the Company, when aggregated with all other dividends in the preceding 12 months, cannot exceed the greater of 10% of surplus as of the preceding year-end or the statutory net gain from operations for the previous calendar year, without prior approval from the Department. Based on this limitation, the Company would be able to pay $216,574 in dividends in 2026, without prior approval. The Company did not pay ordinary dividends to AHC, its parent, in 2025, 2024, or 2023.

Unassigned surplus represents the undistributed and unappropriated amount of surplus at the statement date. The cumulative effect related to the portion of unassigned surplus represented or reduced by each of the following items as of December 31:

	2025	2024	2023
Unrealized capital gains, net of taxes	$ 134,593	$ 110,958	$ 87,325
Nonadmitted asset values	(308,755)	(272,682)	(231,533)
Asset valuation reserve	(325,047)	(354,449)	(336,910)

39

NOTE 7 - DIVIDEND RESTRICTIONS AND SURPLUS, (continued)

On November 1, 1996, the Company issued $50,000 of 8.20% Surplus Notes (Notes). The Notes mature on November 1, 2026 and may not be redeemed prior to maturity. The Notes are unsecured and subordinated to all present and future policy claims, prior claims and senior indebtedness. These Notes were underwritten by Merrill Lynch & Co. with the trustee as Bank of New York. Subject to prior written approval of the Department, these Notes will pay interest semi-annually on May 1 and November 1. In accordance with Department regulations, interest cannot be accrued or paid until written approval has been received. Interest of $4,100 was paid in 2025, 2024, and 2023 and included as reduction to net investment income on the Summary of Operations and Changes in Capital and Surplus – Statutory Basis. The carrying amount of the Notes was $49,993 and $49,984 at December 31, 2025 and 2024, respectively. There is no unapproved interest and principal. The life-to-date interest expense recognized on the Notes as of December 31, 2025 is $118,866. There has been no principal paid during the life of the Notes as of December 31, 2025. The interest offset percentage is 100%. The Notes holder, the asset issuer and the liquidity source are not related parties. The Notes are not contractually linked and the Notes payments are not subject to administrative offsetting provisions. Cash received upon issuance was not used to purchase an asset directly from the holder of the surplus note.

NOTE 8 - COMMITMENTS AND CONTINGENCIES

At December 31, 2025, the Company had outstanding agreements to fund mortgages totaling $126,459. In addition at December 31, 2025, the Company has committed to invest $362,332 in equity-type limited partnerships and $168,672 in bonds in subsequent years. These transactions are in the normal course of operations and are not reflected in the accompanying statutory basis financial statements. The Company’s exposure to credit loss is represented by the contractual notional amount of these instruments. The Company uses the same credit policies and collateral requirements in making commitments and conditional obligations as it does for on-balance sheet instruments.

Guaranty Funds Assessments

As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in life and health guaranty funds. Member companies are subject to assessments each year based on life, health or annuity premiums collected in the state. In some states these assessments may be applied against premium taxes. For 2025, 2024, and 2023, the charge to operations related to these assessments was not material. The estimated liability for future guaranty fund assessments of $3,001 and $4,989 at December 31, 2025 and 2024, respectively, was based on data provided by the National Organization of Life & Health Guaranty Associations and is included in other liabilities in the Balance Sheets - Statutory Basis. At December 31, 2025 and 2024, the Company had a related receivable of $2,701 and $4,332, respectively, for amounts recoverable against premium taxes which is included in other admitted assets in the Balance Sheets - Statutory Basis. The periods over which the guaranty funds assessments are expected to be paid are unknown at this time. Premium tax offsets are realized over the period allowed by each state once the guaranty fund assessment has been paid.

Reconciliation of assets recognized from paid and accrued premium tax offsets and policy surcharges which are included in other admitted assets on the Balance Sheets – Statutory Basis as of December 31, 2025 and 2024 are as follows:

	2025	2024
Assets recognized from paid and accrued premium tax offsets and policy surcharges as of prior year end	$ 8,842	$ 4,844
Decreases during the year
Premium tax offset applied	(1,138)	(397)
Charge off of estimated premium tax offset	(1,630)	—
	(2,768)	(397)
Increases during the year
Estimated premium tax offset	—	818
Assessments paid	428	3,577
	428	4,395
Assets recognized from paid and accrued premium tax offsets and policy surcharges as of current year end	$ 6,502	$ 8,842

40

NOTE 8 - COMMITMENTS AND CONTINGENCIES, (continued)

The Company recognizes liabilities, contingencies and assessments for long-term care insolvencies related guaranty funds liabilities and assets related to the Penn Treaty/ANIC insolvency. As of December 31, 2025, the undiscounted and discounted guaranty fund assessments were $6,877 and $2,598, and the related undiscounted and discounted assets were $5,244 and $2,032. As of December 31, 2024, the undiscounted and discounted guaranty fund assessments were $6,961 and $2,682, and the related undiscounted and discounted assets were $5,076 and $2,033.

Litigation and Regulatory Examination

From time to time, the Company is subject to litigation and regulatory examination in the normal course of business. Management does not believe that the Company is party to any such pending litigation or examination which would have a material adverse effect on its financial condition or results of its operations. There were no claims (per claim or claimant) where amounts paid to settle were related to extra contractual obligations or bad faith claims resulting from lawsuits during 2025 and 2024.

Uncollectibility of Assets

The Company had admitted assets of $16,431 and $14,406 at December 31, 2025 and 2024, respectively, in accounts receivable for uninsured plans included in other admitted assets on the Balance Sheets – Statutory Basis. The Company routinely assesses the collectibility of these receivables. Based upon Company experience, less than 1% of the balance may become uncollectible and the potential loss is not material to the Company’s financial condition.

NOTE 9 – GAIN OR LOSS TO THE REPORTING ENTITY FROM UNINSURED ACCIDENT AND HEALTH PLANS

ASC Plans

The gain (loss) from operations from administrative services contract (ASC) uninsured plans which is reported within general insurance expenses in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis is as follows for the years ended December 31:

	2025	2024	2023
Gross reimbursement for medical cost incurred	$ 249,726	$ 227,572	$ 212,227
Other income or expenses (including interest paid to or received from plans)	25,358	23,732	24,431
Gross expenses incurred (claims and administrative)	275,084	251,304	236,658

Net gain (loss) from operations	$ 1,827	$ 1,249	$ (106)

NOTE 10 - MANAGING GENERAL AGENTS AND THIRD-PARTY ADMINISTRATORS

The Company has a third-party administrator, for which direct premiums written exceed 5% of total capital and surplus. The third party administers ordinary life and individual annuity business and does not have an exclusive contract. The third party has been granted the authority for policy administration, claims payment, claims adjustment, reinsurance ceding, binding authority and premium collection. The total amount of direct premiums administered was $203,739, $552,348, and $342,707 for the years ended December 31, 2025, 2024, and 2023, respectively. Another third-party administrator, which administered group accident and health business, does not have an exclusive contract, and has been granted the authority for binding authority and premium collection. Direct premiums administered were $126,718, $119,830, and $115,530 for the years ended December 31, 2025, 2024, and 2023, respectively. The Company had various other third party administrators and managing general agents during these periods, however their direct premiums written did not exceed 5% of total capital and surplus. The total amount of direct premiums administered by third-party administrators was $492,298, $830,868, and $613,333 for the years ended December 31, 2025, 2024, and 2023, respectively.

NOTE 11 - OTHER ITEMS

Securities on Deposit

Included in the Company's deposits with government agencies are bonds with a book/adjusted carrying value of $111,292 and $127,093 and cash of $1,899 and $9,919 at December 31, 2025 and 2024, respectively, in a Regulation 109 deposit account with the State of New York as a result of its delicensure in the state as of September 30, 2013.

41

NOTE 12 - SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2025 and through March 30, 2026, the date the financial statements were available to be issued.

NOTE 13 - REINSURANCE

In the ordinary course of business, the Company assumes and cedes reinsurance with other insurers and reinsurers. These arrangements provide greater diversification of business and limit the maximum net loss potential on large or hazardous risks. These reinsured risks are treated in the financial statements as risks for which the Company is not liable. Accordingly, policy liabilities and accruals, including incurred but not reported claims, are reported in the financial statements net of reinsurance assumed and ceded. A contingent liability exists with respect to the amount of such reinsurance in the event that the reinsuring companies are unable to meet their obligations. Reinsurance of risk does not discharge the primary liability of the Company, the Company remains contingently liable with respect to any reinsurance ceded, and this contingency would become an actual liability in the event that the assuming company becomes unable to meet its obligation under the reinsurance treaty.

The Company recaptured previously ceded business related to a reinsurer under an order of rehabilitation, due to a liquidation order effective September 30, 2023. The impacts from the liquidation order resulted in the recording of a $5,054 and $5,302 recoverable at December 31, 2025 and 2024, respectively, as an estimate of settlement from the reinsurer's estate. This recoverable consists of paid claims and waived and unearned premiums.

On December 31, 2025, the Company amended certain reinsurance agreements under which all previously ceded business was recaptured in exchange for a one-time recapture payment of $9,091. As a result of the recapture payment, $6,543 of ceded commission and $2,548 of ceded renewal premium was recorded in Commissions and expense allowances on reinsurance ceded and Premium income, respectively, in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

The Company conducts reinsurance business with Ameritas-NY and other non-affiliated companies. No policies issued by the Company have been reinsured with a foreign company.

The reinsurance premiums, net are included in the premium income, net in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis. Reinsurance premium transactions with affiliated and non-affiliated companies are summarized as follows:

	Years Ended December 31
	2025	2024	2023
Assumed	$ 101,473	$ 96,572	$ 108,381
Ceded	(317,665)	(296,232)	(286,288)
Reinsurance premiums, net	$ (216,192)	$ (199,660)	$ (177,907)

The Company did not have any affiliated transactions through reinsurance operations for premium income, commission expense allowances, benefits to policyholders and reserves for life, accident and health policies that were more than half of 1% of the Company's admitted assets for the years ended December 31, 2025, 2024, and 2023.

Effective October 1, 2019, the Company entered into a combination coinsurance/quota share funds withheld reinsurance agreement of an individual indexed annuity block and guaranteed living withdrawal benefit riders on an individual indexed annuity block with a third party. This agreement covers policies sold through June 30, 2024.  Amortization of $4,947 and $4,266, which is based on the growth of the funds withheld liability, was recorded in change in surplus as a result of reinsurance, net of taxes, in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis at December 31, 2025 and 2024, respectively. Effective December 1, 2024 the Company entered into a quota share funds withheld reinsurance agreement of an individual indexed annuity block and guaranteed living withdrawal benefit riders on an individual indexed annuity block with an additional third party. This agreement included policies sold on or after July 1, 2024.

42

NOTE 13 - REINSURANCE, (continued)

The Company entered into two coinsurance agreements of participating life blocks with a third party (Coinsurance Treaties) effective on December 1, 2015. As of December 31, 2025 and 2024, invested assets of $883,591 and $896,696, respectively, were held in trust to support the obligations reinsured under the Coinsurance Treaties. The amounts held in trust are to be used solely to fund obligations incurred under the Coinsurance Treaties and represent 2.9% and 3.1% of the Company’s admitted assets at December 31, 2025 and 2024, respectively.

No reinsurance contracts with risk-limiting features were identified for disclosure in any year.

NOTE 14 - CHANGES IN UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

The change in the liability for unpaid accident and health claims and claim adjustment expenses, which is reported in reserves for unpaid claims and reserves for life, accident and health policies in the Balance Sheets – Statutory Basis, is summarized as follows:

	2025	2024	2023
Total reserve for unpaid claims at January 1	$ 387,210	$ 373,034	$ 356,953
Less reinsurance assumed	(14,918)	(16,234)	(16,244)
Plus reinsurance ceded	216,426	202,128	192,807
Direct balance	588,718	558,928	533,516

Incurred related to:
Current year	973,098	920,602	831,876
Prior year	(21,568)	(3,346)	(4,967)
Total incurred	951,530	917,256	826,909

Paid related to:
Current year	804,431	782,116	699,500
Prior year	106,995	105,350	101,997
Total paid	911,426	887,466	801,497

Direct balance	628,822	588,718	558,928
Plus reinsurance assumed	14,806	14,918	16,234
Less reinsurance ceded	(229,424)	(216,426)	(202,128)
Total reserve for unpaid claims at December 31	$ 414,204	$ 387,210	$ 373,034

As a result of favorable settlement of prior years’ estimated claims, the provision for claims and claim adjustment expenses decreased by $21,568, $3,346, and $4,967 for the years ended December 31, 2025, 2024, and 2023, respectively. During 2025, incurred claims were negative for prior year primarily due to favorable claim runout for both group dental and disability products. During 2024 and 2023, incurred claims were negative for prior year primarily due to favorable claim runout for group dental products partially offset by unfavorable claim runout for disability products. There were no significant changes in methodologies and assumptions used in calculating the liability for unpaid losses and loss adjustment expenses for the year ended December 31, 2025.

The Company paid and incurred assumed and ceded reinsurance claims as follows:

	2025	2024	2023
Paid assumed reinsurance claims	$ 79,391	$ 79,533	$ 80,811
Incurred assumed reinsurance claims	$ 79,279	$ 78,217	$ 80,801

Paid ceded reinsurance claims	$ 34,533	$ 33,118	$ 31,346
Incurred ceded reinsurance claims	$ 47,531	$ 47,416	$ 40,667

Anticipated salvage and subrogation are not included in the Company’s determination of the liability for unpaid claims/losses.

43

NOTE 15 - RESERVES FOR LIFE, ACCIDENT AND HEALTH POLICIES

The Company waives deduction of deferred fractional premiums due upon death of the insured and returns any portion of the final premium beyond the date of death on traditional business. Surrender values are not provided in excess of legally computed direct reserves.

Additional premiums are charged for policies issued on substandard lives according to underwriting classification. Reserves for substandard policies are included in the reserves for life, accident and health policies as reflected on the Balance Sheets – Statutory Basis. The corresponding reserves held on such policies are calculated using the same interest rate as standard policies, but employ mortality rates which are multiples of standard mortality.

As of December 31, 2025 and 2024, respectively, the Company had $1,195,979 and $1,397,738 of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the Department. Reserves to cover the above insurance totaled $22,920 and $23,629 at December 31, 2025 and 2024, respectively.

NOTE 16 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of annuity reserves and deposit-type funds at December 31 are as follows:

	2025
	General Account	Separate Account Non-guaranteed	Total	% of Total
Individual Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$ —	$ —	$ —	— %
At book value less current surrender
charge of 5% or more	3,341,312	—	3,341,312	39.6%
At fair value	—	2,193,442	2,193,442	26.0%
Total with adjustment or at fair value	3,341,312	2,193,442	5,534,754	65.6%
At book value without adjustment
(minimal or no charge)	1,940,442	—	1,940,442	23.0%
Not subject to discretionary withdrawal	955,516	—	955,516	11.4%
Total gross	6,237,270	2,193,442	8,430,712	100.0%
Reinsurance ceded	647,942	—	647,942
Total individual annuity reserves	$ 5,589,328	$ 2,193,442	$ 7,782,770
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$ 475,872	$ —	$ 475,872

44

NOTE 16 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS, (continued)

	2025
	General Account	Separate Account Non-guaranteed	Total	% of Total
Group Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$ 1,051,627	$ —	$ 1,051,627	12.3%
At book value less current surrender
charge of 5% or more	—	—	—	— %
At fair value	—	7,406,276	7,406,276	86.4%
Total with adjustment or at fair value	1,051,627	7,406,276	8,457,903	98.7%
At book value without adjustment
(minimal or no charge)	90,536	—	90,536	1.1%
Not subject to discretionary withdrawal	26,873	—	26,873	0.2%
Total gross	1,169,036	7,406,276	8,575,312	100.0%
Reinsurance ceded	8,914	—	8,914
Total group annuity reserves	$ 1,160,122	$ 7,406,276	$ 8,566,398
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$ —	$ —	$ —

Deposit-type Funds (no life contingencies):
Subject to discretionary withdrawal:
With fair value adjustment	$ 280,175	$ —	$ 280,175	15.7%
At book value less current surrender
charge of 5% or more	—	—	—	— %
At fair value	—	379,872	379,872	21.2%
Total with adjustment or at fair value	280,175	379,872	660,047	36.9%
At book value without adjustment
(minimal or no charge)	402,050	—	402,050	22.5%
Not subject to discretionary withdrawal	727,645	—	727,645	40.6%
Total gross	1,409,870	379,872	1,789,742	100.0%
Reinsurance ceded	330	—	330
Total deposit-type funds	$ 1,409,540	$ 379,872	$ 1,789,412
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$ —	$ —	$ —
Total annuity reserves and deposit-type funds	$ 8,158,990	$ 9,979,590	$ 18,138,580
45

NOTE 16 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS, (continued)

	2024
	General Account	Separate Account Non-guaranteed	Total	% of Total
Individual Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$ —	$ —	$ —	— %
At book value less current surrender
charge of 5% or more	3,192,063	—	3,192,063	39.0%
At fair value	—	2,207,123	2,207,123	27.0%
Total with adjustment or at fair value	3,192,063	2,207,123	5,399,186	66.0%
At book value without adjustment
(minimal or no charge)	1,877,039	—	1,877,039	22.9%
Not subject to discretionary withdrawal	910,189	—	910,189	11.1%
Total gross	5,979,291	2,207,123	8,186,414	100.0%
Reinsurance ceded	651,627	—	651,627
Total individual annuity reserves	$ 5,327,664	$ 2,207,123	$ 7,534,787
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$ 327,756	$ —	$ 327,756

Group Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$ 889,681	$ —	$ 889,681	11.1%
At book value less current surrender
charge of 5% or more	—	—	—	— %
At fair value	—	6,963,887	6,963,887	87.2%
Total with adjustment or at fair value	889,681	6,963,887	7,853,568	98.3%
At book value without adjustment
(minimal or no charge)	101,597	—	101,597	1.3%
Not subject to discretionary withdrawal	29,604	—	29,604	0.4%
Total gross	1,020,882	6,963,887	7,984,769	100.0%
Reinsurance ceded	9,761	—	9,761
Total group annuity reserves	$ 1,011,121	$ 6,963,887	$ 7,975,008
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$ —	$ —	$ —
46

NOTE 16 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS, (continued)

	2024
	General Account	Separate Account Non-guaranteed	Total	% of Total
Deposit-type Funds (no life contingencies):
Subject to discretionary withdrawal:
With fair value adjustment	$ 262,230	$ —	$ 262,230	16.6%
At book value less current surrender
charge of 5% or more	—	—	—	— %
At fair value	—	384,837	384,837	24.4%
Total with adjustment or at fair value	262,230	384,837	647,067	41.0%
At book value without adjustment
(minimal or no charge)	207,286	—	207,286	13.1%
Not subject to discretionary withdrawal	723,769	—	723,769	45.9%
Total gross	1,193,285	384,837	1,578,122	100.0%
Reinsurance ceded	397	—	397
Total deposit-type funds	$ 1,192,888	$ 384,837	$ 1,577,725
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$ —	$ —	$ —
Total annuity reserves and deposit-type funds	$ 7,531,673	$ 9,555,847	$ 17,087,520

The following information is obtained from the applicable Exhibit in the Company’s December 31 Annual Statements and related Separate Accounts Annual Statements, both of which are filed with the Department, and is provided to reconcile annuity reserves and deposit-type funds to amounts reported in the Balance Sheets – Statutory Basis as of December 31:

	2025	2024
Life and Accident and Health Annual Statement:
Exhibit 5, Annuities Section, Total (net)	$ 6,726,378	$ 6,316,848
Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	23,072	21,937
Exhibit 7, Deposit-Type Contracts, Line 14, Column 1	1,409,540	1,192,888
Subtotal	8,158,990	7,531,673
Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, Column 2	9,599,718	9,171,010
Exhibit 4, Line 9, Column 1	379,872	384,837
Subtotal	9,979,590	9,555,847
Total	$ 18,138,580	$ 17,087,520

47

NOTE 17 - ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of life insurance account value, cash value and reserves as of December 31 are as follows:

	2025
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$ 956,382	$ 907,899	$ 966,310	$ —	$ —	$ —
Universal life with secondary guarantees	740,644	617,760	1,305,496	—	—	—
Indexed universal life	12,169	11,437	12,219	—	—	—
Indexed universal life with secondary guarantees	1,731,188	1,337,261	1,573,945	—	—	—
Other permanent cash value life insurance	—	1,770,849	3,002,306	—	—	—
Variable universal life	140,280	1,352,935	151,486	1,302,916	—	1,299,133
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	492,688	XXX	XXX	—
Accidental death benefits	XXX	XXX	351	XXX	XXX	—
Disability - active lives	XXX	XXX	20,163	XXX	XXX	—
Disability - disabled lives	XXX	XXX	22,030	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	85,545	XXX	XXX	—
Total gross	3,580,663	5,998,141	7,632,539	1,302,916	—	1,299,133
Reinsurance ceded	—	—	557,870	—	—	—
Total life reserves	$ 3,580,663	$ 5,998,141	$ 7,074,669	$ 1,302,916	$ —	$ 1,299,133

	2024
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$ 996,993	$ 946,535	$ 1,006,328	$ —	$ —	$ —
Universal life with secondary guarantees	743,684	614,536	1,286,146	—	—	—
Indexed universal life	13,832	12,471	13,959	—	—	—
Indexed universal life with secondary guarantees	1,500,201	1,150,310	1,424,274	—	—	—
Other permanent cash value life insurance	—	1,733,973	2,910,875	—	—	—
Variable universal life	135,447	1,244,884	146,615	1,193,954	—	1,189,416
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	500,944	XXX	XXX	—
Accidental death benefits	XXX	XXX	344	XXX	XXX	—
Disability - active lives	XXX	XXX	22,278	XXX	XXX	—
Disability - disabled lives	XXX	XXX	22,232	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	76,958	XXX	XXX	—
Total gross	3,390,157	5,702,709	7,410,953	1,193,954	—	1,189,416
Reinsurance ceded	—	—	576,609	—	—	—
Total life reserves	$ 3,390,157	$ 5,702,709	$ 6,834,344	$ 1,193,954	$ —	$ 1,189,416

48

NOTE 17 - ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS, (continued)

The following information is obtained from the applicable Exhibit in the Company’s December 31 Annual Statements and related Separate Accounts Annual Statements, both of which are filed with the Department, and is provided to reconcile life reserves to amounts reported in the Balance Sheets – Statutory Basis as of December 31:

	2025	2024
Life and Accident and Health Annual Statement:
Exhibit 5, Life Insurance Section, Total (net)	$ 6,965,126	$ 6,733,319
Exhibit 5, Accidental Death Benefits Section, Total (net)	331	322
Exhibit 5, Disability - Active Lives Section, Total (net)	9,206	9,761
Exhibit 5, Disability - Disabled Lives Section, Total (net)	15,371	15,086
Exhibit 5, Miscellaneous Reserves Section, Total (net)	84,635	75,856
Subtotal	7,074,669	6,834,344
Separate Accounts Annual Statement:
Exhibit 3, Line 0199999, Column 2	1,299,133	1,189,416
Subtotal	1,299,133	1,189,416
Total	$ 8,373,802	$ 8,023,760

NOTE 18 - PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations as of December 31 are as follows:

	2025		2024
Type	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	$ 5,657	$ (857)	$ 5,047	$ (462)
Ordinary renewal	$ 47,448	$ 50,409	$ 45,995	$ 52,586
Total	$ 53,105	$ 49,552	$ 51,042	$ 52,124

NOTE 19 - SEPARATE ACCOUNTS

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. As of December 31, 2025, the Company reported assets and liabilities from variable universal life, variable annuities, funding agreements and group annuities product lines in a separate account. In accordance with the products/transactions recorded within the separate account, assets are considered legally separated or legally insulated from the general account. As of December 31, 2025 and 2024, the Company’s Separate Accounts included legally insulated assets of $11,287,354 and $10,756,291, respectively. The assets of the separate account are carried at NAV.

Separate accounts held by the Company offer no investment experience guarantees and relate to individual variable life and annuity policies, group annuity contracts and group funding agreements of a nonguaranteed return nature, as approved by the state of domicile pursuant to the Company’s certificate of authority. The net investment experience of the separate accounts is credited directly to the contract holder and can be positive or negative.

Variable life and annuities provide an incidental death benefit of the greater of account value or premium paid. The Company offers a policy with a step up minimum guaranteed death benefit option and a guaranteed lifetime withdrawal benefit. The minimum guaranteed death benefit reserve and the guaranteed lifetime withdrawal benefit reserve is held in reserves for life, accident and health policies line of the Balance Sheets – Statutory Basis.

The Company does not engage in securities lending transactions within the separate account.

49

NOTE 19 - SEPARATE ACCOUNTS, (continued)

Information regarding the nonguaranteed separate accounts of the Company is as follows:

	2025	2024	2023
For the year ended December 31:
Premiums, considerations or deposits	$ 870,039	$ 912,398	$ 992,717
At December 31:
Reserves by valuation basis
For accounts with assets at:
Fair value	$ 11,278,756	$ 10,745,264

Reserves subject to discretionary withdrawal:
At fair value	$ 11,278,756	$ 10,745,264
Total included in Separate account liabilities in the
Balance Sheets – Statutory Basis	$ 11,278,756	$ 10,745,264

Following is a reconciliation of net transfers to (from) separate accounts at December 31:

	2025	2024	2023
Transfers as reported in the Statements of Income and
Changes in Surplus of the Separate Accounts Statement:
Transfers to the separate accounts	$ 840,697	$ 879,909	$ 957,081
Transfers from the separate accounts	(1,751,806)	(1,831,259)	(1,444,282)
Net transfers from the separate accounts in the Summary of Operations and
Changes in Capital and Surplus – Statutory Basis of the Company	$ (911,109)	$ (951,350)	$ (487,201)

50

PART C

OTHER INFORMATION

Item 30.	Exhibits

Exhibit Number			Description of Exhibit
(a)	(1)

Resolution of Board of Directors of Ameritas Variable Life Insurance Company establishing Ameritas Variable Life Insurance Company Separate Account V. Incorporated by reference to Ameritas Variable Separate Account V Form S-6 initial Registration Statement for File No. 333-15585, filed November 6, 1996, EX-99.A1.

https://www.sec.gov/Archives/edgar/data/783402/0000783402-96-000040.txt

(a)	(2)

Resolutions of Board of Directors of Ameritas Life Insurance Corp. authorizing the transfer of Ameritas Variable Life Insurance Company Separate Account V to Ameritas Life Insurance Corp. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 initial Registration Statement for File No. 333-142483, filed May 1, 2007, EX-99.A.

https://www.sec.gov/Archives/edgar/data/814848/000081484807000018/medley-exh1b.txt

(b)			Custody Agreements. Not Applicable
(c)	(1)

Fifth Amended and Restated Principal Underwriting Agreement. Incorporated by reference to Ameritas Life Insurance Corp. Separate Account LLVL Form N-6 Post-Effective Amendment No. 1 to Registration No. 333-233977, filed February 26, 2020, EX.99.C1.

https://www.sec.gov/Archives/edgar/data/933094/000093309420000011/principalunderagreement.htm

(c)	(2)

Form of Selling Agreement. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 3 to Registration Statement No. 333-142494 filed on January 28, 2021, EX.(c)(2).

https://www.sec.gov/Archives/edgar/data/783402/000078340221000011/ovation_exhibitc2-286.htm

(c)	(3)

Networking Agreement. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 3 to Registration Statement No. 333-142494 filed on January 28, 2021, EX.(c)(3).

https://www.sec.gov/Archives/edgar/data/783402/000078340221000011/ovation_exhibitc3-286.htm

(d)	(1)

Form of Policy. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 initial Registration Statement No. 333-142494 filed on May 1, 2007, EX-99.77D.

https://www.sec.gov/Archives/edgar/data/783402/000078340207000024/ovation-exhd.txt

(d)	(2)		Form of Policy Riders and Endorsements.
(d)	(2)	(A)

Asset Protection Rider and Asset Protection Plus Rider. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 3 to Registration Statement No. 333-142494 filed on January 28, 2021, EX.(d)(2)(a).

https://www.sec.gov/Archives/edgar/data/783402/000078340221000011/ovation_exhibitd2a-286.htm

(d)	(2)	(B)

Children's Protection Rider. Incorporated by reference to Ameritas Variable Life Insurance Co Separate Account V Form S-6/A Pre-Effective Amendment No. 1 to Registration Statement No. 333-64496 filed on September 21, 2001, EX-1.(5)(B).

https://www.sec.gov/Archives/edgar/data/783402/000087015601500101/ex5b.txt

(d)	(2)	(C)

Guaranteed Death Benefit Rider. Incorporated by reference to Ameritas Variable Life Insurance Co Separate Account V Form S-6/A Pre-Effective Amendment No.1 to Registration Statement No. 333-64496 filed on September 21, 2001, EX-1.(5)(B).

https://www.sec.gov/Archives/edgar/data/783402/000087015601500101/ex5b.txt

(d)	(2)	(D)

Guaranteed Insurability Rider. Incorporated by reference to Ameritas Variable Life Insurance Co Separate Account V Form S-6/A Pre-Effective Amendment No. 1 to Registration Statement No. 333-64496 filed on September 21, 2001, EX-1.(5)(B).

https://www.sec.gov/Archives/edgar/data/783402/000087015601500101/ex5b.txt

(d)	(2)	(E)

Disability Benefit Rider. Incorporated by reference to Ameritas Variable Life Insurance Co Separate Account V Form S-6/A Pre-Effective Amendment No. 1 to Registration Statement No. 333-64496 filed on September 21, 2001, EX-1.(5)(B).

https://www.sec.gov/Archives/edgar/data/783402/000087015601500101/ex5b.txt

(d)	(2)	(F)

Waiver of Monthly Deductions on Disability Rider. Incorporated by reference to Ameritas Variable Life Insurance Co Separate Account V Form S-6/A Pre-Effective Amendment No. 1 to Registration Statement No. 333-64496 filed on September 21, 2001, EX-1.(5)(B).

https://www.sec.gov/Archives/edgar/data/783402/000087015601500101/ex5b.txt

(d)	(2)	(G)

Paid-Up Life Insurance Benefit Endorsement. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 3 to Registration Statement No. 333-142494 filed on January 28, 2021, EX.(d)(2)(g).

https://www.sec.gov/Archives/edgar/data/783402/000078340221000011/ovation_exhibitd2g-286.htm

Exhibit Number			Description of Exhibit
(d)	(2)	(H)

Term Coverage Rider. Incorporated by reference to Ameritas Variable Life Insurance Co Separate Account V Form S-6/A Pre-Effective Amendment No 1 to Registration Statement No. 333-64496 filed on September 21, 2001, EX-1.(5)(B).

https://www.sec.gov/Archives/edgar/data/783402/000087015601500101/ex5b.txt

(d)	(2)	(I)

Term Rider for Covered Insured. Incorporated by reference to Ameritas Variable Life Insurance Co Separate Account V Form S-6/A Pre-Effective Amendment No 1 to Registration Statement No. 333-64496 filed on September 21, 2001, EX-1.(5)(B).

https://www.sec.gov/Archives/edgar/data/783402/000087015601500101/ex5b.txt

(d)	(2)	(J)

Terminal Illness Rider. Incorporated by reference to Ameritas Variable Life Insurance Co Separate Account V Form S-6/A Pre-Effective Amendment No. 1 to Registration Statement No. 333-64496 filed on September 21, 2001, EX-1.(5)(B).

https://www.sec.gov/Archives/edgar/data/783402/000087015601500101/ex5b.txt

(d)	(2)	(K)

Legacy Asset Rider. Incorporated by reference to Ameritas Variable Life Insurance Co Separate Account V Form S-6/A Pre-Effective Amendment No. 1 to Registration Statement No. 333-64496 filed on September 21, 2001, EX-1.(5)(B).

https://www.sec.gov/Archives/edgar/data/783402/000087015601500101/ex5b.txt

(d)	(2)	(L)

Payor Waiver of Monthly Deductions on Disability of a Covered Person Rider. Incorporated by reference to Ameritas Variable Life Insurance Co Separate Account V Form S-6/A Pre-Effective Amendment No. 1 to Registration Statement No. 333-64496 filed on September 21, 2001, EX-1.(5)(B).

https://www.sec.gov/Archives/edgar/data/783402/000087015601500101/ex5b.txt

(d)	(2)	(M)

Payor Disability Rider. Incorporated by reference to Ameritas Variable Life Insurance Co Separate Account V Form S-6/A Pre-Effective Amendment No. 1 to Registration Statement No. 333-64496 filed on September 21, 2001, EX-1.(5)(B).

https://www.sec.gov/Archives/edgar/data/783402/000087015601500101/ex5b.txt

(d)	(2)	(N)

Accidental Death benefit Rider. Incorporated by reference to Ameritas Variable Life Insurance Co Separate Account V Form S-6/A Pre-Effective Amendment No. 1 to Registration Statement No. 333-64496 filed on September 21, 2001, EX-1.(5)(B).

https://www.sec.gov/Archives/edgar/data/783402/000087015601500101/ex5b.txt

(d)	(2)	(O)

Lifetime Guaranteed Death Benefit Rider. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 6 to Registration Statement No. 333-142494 filed on April 26, 2022, EX-99.D.

https://www.sec.gov/Archives/edgar/data/783402/000078340222000018/ovation_exd2o-74.htm

(e)

Form of Application. Incorporated by reference to Ameritas Variable Life Insurance Co Separate Account V Form S-6/A Pre-Effective Amendment No. 1 to Registration Statement No. 333-64496 filed on September 21, 2001, EX-1.(10).

https://www.sec.gov/Archives/edgar/data/783402/000087015601500101/appli.txt

(f)	(1)

Amended and Restated Articles of Incorporation of Ameritas Life Insurance Corp. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 5 to Registration No. 333-182090, filed April 22, 2014, EX-99.A.

https://www.sec.gov/Archives/edgar/data/814848/000081484814000012/ovmedley485b-50_ex6a.htm

(f)	(2)

Amended and Restated By-Laws of Ameritas Life Insurance Corp. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 6 to Registration Statement No. 333-142494 filed on April 26, 2022, EX-99.F.

https://www.sec.gov/Archives/edgar/data/783402/000078340222000018/ovation_exf2-74.htm

(g)			Reinsurance Agreements.
(g)	(1)

Generali USA Life Reassurance Company, January 1, 2006. Portions of the exhibit have been omitted. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 6 to Registration Statement No. 333-142494 filed on April 26, 2022, EX-99.G1.

https://www.sec.gov/Archives/edgar/data/783402/000078340222000018/ovation_exg1-74.htm

(g)	(2)

Munich American Reassurance Company, June 1, 2000. Portions of the exhibit have been omitted. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 6 to Registration Statement No. 333-142494 filed on April 26, 2022, EX-99.G2.

https://www.sec.gov/Archives/edgar/data/783402/000078340222000018/ovation_exg2-74.htm

(g)	(3)

Munich American Reassurance Company, November 7, 2006. Portions of the exhibit have been omitted. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 6 to Registration Statement No. 333-142494 filed on April 26, 2022, EX-99.G3.

https://www.sec.gov/Archives/edgar/data/783402/000078340222000018/ovation_exg3-74.htm

Exhibit Number		Description of Exhibit
(g)	(4)

RGA Reinsurance Company, June 1, 2000. Portions of the exhibit have been omitted. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 6 to Registration Statement No. 333-142494 filed on April 26, 2022, EX-99.G4.

https://www.sec.gov/Archives/edgar/data/783402/000078340222000018/ovation_exg4-74.htm

(g)	(5)

RGA Reinsurance Company, January 1, 2006. Portions of the exhibit have been omitted. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 6 to Registration Statement No. 333-142494 filed on April 26, 2022, EX-99.G5.

https://www.sec.gov/Archives/edgar/data/783402/000078340222000018/ovation_exg5-74.htm

(g)	(6)

SCOR Global Life Americas Reinsurance Company, June 1, 2000. Portions of the exhibit have been omitted. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 6 to Registration Statement No. 333-142494 filed on April 26, 2022, EX-99.G6.

https://www.sec.gov/Archives/edgar/data/783402/000078340222000018/ovation_exg6-74.htm

(g)	(7)

Swiss Re Life & Health America Inc., June 1, 2000. Portions of the exhibit have been omitted. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 6 to Registration Statement No. 333-142494 filed on April 26, 2022, EX-99.G7.

https://www.sec.gov/Archives/edgar/data/783402/000078340222000018/ovation_exg7-74.htm

(g)	(8)

Swiss Re Life & Health America Inc., June 1, 2000. Portions of the exhibit have been omitted. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 6 to Registration Statement No. 333-142494 filed on April 26, 2022, EX-99.G8.

https://www.sec.gov/Archives/edgar/data/783402/000078340222000018/ovation_exg8-74.htm

(h)		Participation Agreements.
(h)	(1)

AIM/Invesco. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 initial Registration Statement for File No. 333-151913, filed June 25, 2008, EX-99.H1.

https://www.sec.gov/Archives/edgar/data/783402/000078340208000041/h-1.txt

(h)	(2)

Alger. Incorporated by reference to Ameritas Variable Separate Account V Form S-6/A Pre-Effective Amendment No. 1 to Registration No. 333-15585, filed January 17, 1997, EX-99.A8B.

https://www.sec.gov/Archives/edgar/data/783402/0000783402-97-000001.txt

(h)	(3)

Alps. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 13 to Registration No. 333-142483, filed April 18, 2011, EX-99.H(2).

https://www.sec.gov/Archives/edgar/data/814848/000081484811000006/alicmedley485b-32_ex8b.txt

(h)	(4)

BNY Mellon. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 4 to Registration No. 333-142483, filed July 23, 2008, EX-99.H(1).

https://www.sec.gov/Archives/edgar/data/814848/000081484808000034/medley-exh8a.txt

(h)	(5)

Calvert Variable Series and Calvert Variable Products. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 13 to Registration No. 333-142483, filed April 18, 2011, EX.99.H(1).

https://www.sec.gov/Archives/edgar/data/814848/000081484811000006/alicmedley485b-32_ex8a.txt

Incorporated by reference to Ameritas Life Insurance Corp. Separate Account LLVA Form N-4 Post-Effective Amendment No. 3 to Registration No. 333-205138, filed February 24, 2017, EX 8(a)(3).

https://www.sec.gov/Archives/edgar/data/1016274/000117516417000055/advisornoloadva485a_ex8-65.htm

(h)	(6)

DWS Variable Series I. Incorporated by reference to Ameritas Life Insurance Corp. Separate Account LLVL Form N-6/A Pre-Effective Amendment No. 1 to Registration No. 333-151912, filed November 12, 2008, EX.99.H.1.

https://www.sec.gov/Archives/edgar/data/933094/000093309408000032/ameradv-exhh1.txt

(h)	(7)

Fidelity Variable Insurance Products Funds. Incorporated by reference to Ameritas Life Insurance Corp. Separate Account LLVL Form N-6/A Pre-Effective Amendment No. 1 to Registration No. 333-151912, filed November 12, 2008, EX.99.H.2.

https://www.sec.gov/Archives/edgar/data/933094/000093309408000032/advvul-exhh2.txt

(h)	(8)

Franklin Templeton. Incorporated by reference to Ameritas Variable Separate Account V Form N-6/A Pre-Effective Amendment No. 1 to Registration No. 333-151913, filed November 12, 2008 EX.99.H.3.

https://www.sec.gov/Archives/edgar/data/783402/000078340208000065/excelperf-exhh3.txt

(h)	(9)

Ivy Funds. Incorporated by reference to Carillon Life Account Form N-6/A Pre-Effective Amendment No. 1 to Registration No. 333-151914, filed November 12, 2008, EX.99.H.4.

https://www.sec.gov/Archives/edgar/data/948443/000094844308000023/ucexcelperf-h4.txt

(h)	(10)

Lincoln Variable Insurance Products Trust. Incorporated by reference to Ameritas Variable Separate Account V Form N-6/A Post-Effective Amendment No. 10. To Registration Statement No. 333-233986, Filed April 24, 2024, EX.99.H.10.

https://www.sec.gov/Archives/edgar/data/783402/000078340224000015/perfiivul_exh10-44.htm

(h)	(11)

MFS Variable Insurance Trust. Incorporated by reference to Ameritas Variable Separate Account V Form S-6 initial Registration Statement for File No. 333-15585, filed November 6, 1996, EX-99.A8C.

https://www.sec.gov/Archives/edgar/data/783402/0000783402-96-000040.txt

Exhibit Number		Description of Exhibit
(h)	(12)

MFS Variable Insurance Trust II. Incorporated by reference to Carillon Account Form N-4 initial Registration Statement for No. 333-197146, filed July 1, 2014, EX-99.8(k).

https://www.sec.gov/Archives/edgar/data/749330/000074933014000017/ex8k.htm

(h)	(13)

Morgan Stanley. Incorporated by reference to Ameritas Variable Separate Account V Form S-6 initial Registration Statement for File No. 333-15585, filed November 6, 1996, EX-99.A8D.

https://www.sec.gov/Archives/edgar/data/783402/0000783402-96-000040.txt

(h)	(14)

Neuberger Berman. Incorporated by reference to the Form N-4 initial Registration Statement for Ameritas Variable Separate Account VA, File No. 333-91670, filed July 1, 2002, EX-99.8d.

https://www.sec.gov/Archives/edgar/data/1175163/000117516302000002/alloc2000aexh8.txt

(h)	(15)

PIMCO. Incorporated by reference to Ameritas Life Insurance Corp. Separate Account LLVL Form N-6/A Pre-Effective Amendment No. 1 to Registration No. 333-151912, filed November 12, 2008, EX.99.H.3.

https://www.sec.gov/Archives/edgar/data/933094/000093309408000032/advvul-exhh3.txt

(h)	(16)	T. Rowe Price. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 initial Registration Statement for File No. 333-151913, filed June 25, 2008, EX. 99.H.5. https://www.sec.gov/Archives/edgar/data/783402/000078340208000041/h-5.txt
(h)	(17)	Third Avenue. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 initial Registration Statement for File No. 333-151913, filed June 25, 2008, EX. 99.H.6. https://www.sec.gov/Archives/edgar/data/783402/000078340208000041/h-6.txt
(i)		Administrative Contracts.
(i)	(1)

Fourth Amended and Restated General Administrative Services Agreement. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 6 to Registration Statement No. 333-142494 filed on April 26, 2022, EX-99.I.

https://www.sec.gov/Archives/edgar/data/783402/000078340222000018/ovation_exi1-74.htm

(j)

Other Material Contracts: Powers of Attorney. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 9 to Registration No. 333-142494, filed April 24, 2024, EX.99.J.

https://www.sec.gov/Archives/edgar/data/783402/000078340224000016/ovation_exj-45.htm

(k)		Legal Opinion. Exhibit (k), filed herein.
(l)		Actuarial Opinion. Not applicable.
(m)		Calculation. Not applicable.
(n)		Consents of Independent Auditors and Independent Registered Public Accounting Firm. Exhibit (n), filed herein.
(o)		No financial statements are omitted from Item 28.
(p)		Initial Capital Agreements. Not applicable.
(q)

Transfer and Redemption Procedures Pursuant to Rule 6e-3(b)(12)(iii). Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 7 to Registration Statement No. 333-142494 filed on February 10, 2023, EX-99.Q.

https://www.sec.gov/Archives/edgar/data/783402/000078340223000006/ovation-5_exq.htm

(r)		Form of Initial Summary Prospectuses. Not applicable.

Item 31.	Directors and Officers of the Depositor

Name and Principal	Position and Offices
Business Address*	with Depositor

Robert M. Jurgensmeier	Director, Chair, Chief Executive Officer
Susan K. Wilkinson	President & Chief Operating Officer
L. Javier Fernandez	Director
Ann M. Frohman	Director
Thomas W. Knapp	Director
Tonn M. Ostergard	Director
Kim M. Robak	Director
Paul C. Schorr, IV	Director
Bryan E. Slone	Director
Oris R. Stuart, III	Director
Rohit Verma	Director
Ryan C. Beasley	Executive Vice President, Individual
Orlando R. Cruz	Senior Vice President, Retirement Plans
Laura A. Fender	Senior Vice President, Controller
Patrick D. Fleming	Senior Vice President, Group Sales & Distribution
Jeffrey C. Graves	Senior Vice President, Agency & Field Distribution
Kelly J. Halverson	Senior Vice President, Chief Actuary & Underwriting, Individual
Morgan B.S. Lorenzen	Second Vice President, Assistant General Counsel
Bruce E. Mieth	Senior Vice President, Group Operations
Shreejit R. Nair	Senior Vice President, Chief Information Officer
Christine M. Neighbors	Senior Vice President, General Counsel & Corporate Secretary
April L. Rimpley	Senior Vice President, Human Resources
Jeremy M. Robson	Senior Vice President, Wealth Management & Investment Services & AIC President
Craig T. Schommer	Senior Vice President, Risk & Compliance
Tina J. Udell	Senior Vice President, Chief Investment Officer
David A. Voelker	Senior Vice President, Individual Operations
Linda A. Whitmire	Senior Vice President, Chief Actuary, Corporate
Kelly J. Wieseler	Executive Vice President, Group
Jennifer A. Wooster	Senior Vice President, Chief Actuary and Underwriting, Group
Michele X. Wu	Senior Vice President, Chief Financial Officer & Treasurer

* Principal business address: Ameritas Life Insurance Corp., 5900 O Street, Lincoln, Nebraska 68510.

Item 32.	Persons Controlled by or Under Common Control with the Depositor or the Registrant

Name of Corporation (state where organized)	Principal Business

Ameritas Mutual Holding Company (NE)	mutual insurance holding company

Ameritas Holding Company (NE)	stock insurance holding company

Ameritas Life Insurance Corp. (NE)	life/health insurance company
Ameritas Investment Company, LLC (NE)	securities broker dealer
Variable Contract Agency, LLC (NE)	insurance agency
Ameritas Advisory Services, LLC (NE)	investment adviser
Ameritas Life Insurance Corp. of New York (NY)	life insurance company

Ameritas Investment Partners, Inc. (NE)	investment adviser

Subsidiaries are indicated by indentations.

Ameritas Life Insurance Corp. filed a consolidated financial statement which includes its subsidiaries.

Ownership is 100% by the parent company.

Item 33.	Indemnification

Ameritas Life Insurance Corp.'s By-Laws provide as follows:

Section 9.01. Mandatory Indemnification. (a) Every person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was a Director, Officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the Corporation to the fullest extent permitted by law against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful; and (b) To the extent that a Director, Officer, employee or agent of a Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in this section or any action, suit or proceeding by or in the right of the Corporation, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

Section 9.02. Application of Article. Any indemnification under Section 9.01 or otherwise (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the present or former Director, Officer, employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 9.01. Such determination shall be made, with respect to a person who is a Director or Officer at the time of such determination (1) by a majority vote of the Directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such Directors designated by majority vote of such Directors, even though less than a quorum, or (3) if there are no such Directors, or if such Directors so direct, by independent legal counsel in a written opinion, or (4) by the shareholders.

Section 9.03. Advance Payment. Expenses (including attorneys’ fees) incurred by any current or former Officer, Director, employee or agent in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such current or former Officer, Director, employee or agent to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this section.

Section 9.04. Other Rights. The indemnification and advancement of expenses provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of shareholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, Officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 9.05. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Corporation, or who is or was serving at the request of the Corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Article.

Under the Nebraska Model Business Corporation Act, Ameritas Life Insurance Corp. is required to indemnify a director or officer who was wholly successful in defense of any proceeding to which he or she was a party because of his or her position as a director or officer of the corporation against expenses incurred in connection with the proceeding. Under the Nebraska Model Business Corporation Act, Ameritas Life Insurance Corp. is permitted, but not required, to indemnify a director or officer against liability if the director or officer conducted himself or herself in good faith, and the director or officer reasonably believed, in the case of conduct in an official capacity, that his or her conduct was in the best interests of the corporation, and, in all other cases, that his or her conduct was at least not opposed to the best interests of the corporation, and, in the case of any criminal proceeding, the director or officer had no reasonable cause to believe his or her conduct was unlawful or the director or officer engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the articles of incorporation.

Item 34.	Principal Underwriter

(a)   Ameritas Investment Company, LLC ("AIC") serves as the principal underwriter for the variable life insurance contracts issued through Ameritas Variable Separate Account V, as well as Ameritas Variable Separate Account VL, Ameritas Life Insurance Corp. Separate Account LLVL, Ameritas Life of NY Separate Account VUL, and Carillon Life Account. AIC also serves as the principal underwriter for variable annuity contracts issued through Ameritas Variable Separate Account VA-2, Ameritas Variable Separate Account VA, Ameritas Life Insurance Corp. Separate Account LLVA, Ameritas Life of NY Separate Account VA, and Carillon Account.

(b)   The following table sets forth certain information regarding the officers and directors of the principal underwriter, Ameritas Investment Company, LLC.

Name and Principal	Positions and Offices
Business Address *	With Underwriter
Ryan C. Beasley	Director, Chair
Jeremy M. Robson	Director, President
Kelly J. Halverson	Director
Michele X. Wu	Director
Richard A. Berthold	Vice President, Service
Rollin L. Biel	Second Vice President, Financial Reporting
Matthew J. Kinsella	Vice President, Chief Compliance Officer
Jennifer A. Kobza	Vice President, Public Finance
Christine M. Neighbors	Assistant Secretary
Roger A. Ruz	Vice President, Sales Supervision
Tyler J. Schubauer	Secretary
Maria E. Sherffius	Second Vice President, Compliance
Michael E. Shoemaker	Vice President & Managing Director, Public Finance

* Principal business address: Ameritas Investment Company, LLC, 5900 O Street, Lincoln, Nebraska 68510.

(c)	Compensation From the Registrant.

(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commission	Compensation on Redemption	Brokerage Commissions	Compensation
Ameritas Investment Company, LLC	$1,462,492	$0	$0	$1,224,770

(2)+(4)+(5) = Gross variable life compensation received by AIC.

(2) = Sales compensation received and paid out by AIC as underwriter; AIC retains 0.

(4) = Sales compensation received by AIC for retail sales.

(5) = Sales compensation received by AIC and retained as underwriting fee.

Item 35.	Location of Accounts and Records

The Books, records and other documents required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained at Ameritas Life Insurance Corp., 5900 O Street, Lincoln, Nebraska 68510.

Item 36.	Management Services

There are no additional management services contracts that are not discussed in Part A or B of the registration statement.

Item 37.	Fee Representation

Ameritas Life Insurance Corp. represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

SIGNATURES

As required by the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, (certifies that it meets all of the requirements for effectiveness of the registration statement under rule 485(b) under the Securities Act and) has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Lincoln, County of Lancaster, State of Nebraska on this 24th day of April, 2026.

AMERITAS VARIABLE SEPARATE ACCOUNT V, Registrant

By: /s/ Robert M. Jurgensmeier***
Director, Chair, Chief Executive Officer
Ameritas Life Insurance Corp.

AMERITAS LIFE INSURANCE CORP., Depositor

By: /s/ Robert M. Jurgensmeier***
Director, Chair, Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on April 24, 2026.

SIGNATURE	TITLE

Robert M. Jurgensmeier***	Director, Chair, Chief Executive Officer
Susan K. Wilkinson***	President & Chief Operating Officer
L. Javier Fernandez **	Director
Ann M. Frohman *	Director
Thomas W. Knapp *	Director
Tonn M. Ostergard *	Director
Kim M. Robak *	Director
Paul C. Schorr, IV *	Director
Bryan E. Slone *	Director
Oris R. Stuart, III *	Director
Rohit Verma *	Director
Ryan C. Beasley *	Executive Vice President, Individual
Michele X. Wu***	Senior Vice President, Chief Financial Officer & Treasurer
Laura A. Fender *	Senior Vice President, Controller
Christine M. Neighbors *	Senior Vice President, General Counsel & Corporate Secretary

/s/ Morgan B.S. Lorenzen
Morgan B.S. Lorenzen	Second Vice President, Assistant General Counsel

*	Signed by Morgan B.S. Lorenzen under Powers of Attorney executed effective as of September 12, 2022.
**	Signed by Morgan B.S. Lorenzen under Powers of Attorney executed effective as of September 16, 2022.
***	Signed by Morgan B.S. Lorenzen under Powers of Attorney executed effective as of January 10, 2024.

Exhibit Index

Exhibit

(k)	Legal Opinion

(n)	Consents of Independent Auditors and Independent Registered Public Account Firm